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                    WELLS FARGO ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                            FIRST UNION NATIONAL BANK

                                    (Trustee)

                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 27, 2002

                                 $641,859,123.33

                       Mortgage Pass-Through Certificates
                                  Series 2002-A




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

                                TABLE OF CONTENTS



                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions......................................................
Section 1.02  Acts of Holders..................................................
Section 1.03  Effect of Headings and Table of Contents.........................
Section 1.04  Benefits of Agreement............................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans.....................................
Section 2.02  Acceptance by Trustee............................................
Section 2.03  Representations and Warranties of the Master Servicer and the
               Seller..........................................................
Section 2.04  Execution and Delivery of Certificates...........................
Section 2.05  Designation of Certificates; Designation of Startup Day and
               Latest Possible Maturity Date...................................
Section 2.06  Optional Substitution of Mortgage Loans..........................


                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01  Certificate Account..............................................
Section 3.02  Permitted Withdrawals from the Certificate Account...............
Section 3.03  Advances by Master Servicer and Trustee..........................
Section 3.04  Trustee to Cooperate;
               Release of Owner Mortgage Loan Files............................
Section 3.05  Reports to the Trustee; Annual Compliance Statements.............
Section 3.06  Title, Management and Disposition of Any REO Mortgage Loan.......
Section 3.07  Amendments to Servicing Agreements,
               Modification of Standard Provisions.............................
Section 3.08  Oversight of Servicing...........................................
Section 3.09  Termination and Substitution of Servicing Agreements.............
Section 3.10  Application of Net Liquidation Proceeds..........................
Section 3.11  Act Reports......................................................


                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01  Distributions....................................................
Section 4.02  Allocation of Realized Losses....................................
Section 4.03  Paying Agent.....................................................
Section 4.04  Statements to Certificateholders;
               Reports to the Trustee and the Seller...........................
Section 4.05  Reports to Mortgagors and the Internal Revenue Service...........
Section 4.06  Calculation of Amounts; Binding Effect of Interpretations and
               Actions of Master Servicer......................................


                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates.................................................
Section 5.02  Registration of Certificates.....................................
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates................
Section 5.04  Persons Deemed Owners............................................
Section 5.05  Access to List of Certificateholders' Names and Addresses........
Section 5.06  Maintenance of Office or Agency..................................
Section 5.07  Definitive Certificates..........................................
Section 5.08  Notices to Clearing Agency.......................................


                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01  Liability of the Seller and the Master Servicer..................
Section 6.02  Merger or Consolidation of the Seller or the Master Servicer.....
Section 6.03  Limitation on Liability of the Seller, the Master Servicer and
               Others..........................................................
Section 6.04  Resignation of the Master Servicer...............................
Section 6.05  Compensation to the Master Servicer..............................
Section 6.06  Assignment or Delegation of Duties by Master Servicer............
Section 6.07  Indemnification of Trustee and Seller by Master Servicer.........


                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Events of Default................................................
Section 7.02  Other Remedies of Trustee........................................
Section 7.03  Directions by Certificateholders and
               Duties of Trustee During Event of Default.......................
Section 7.04  Action upon Certain Failures of the
               Master Servicer and upon Event of Default.......................
Section 7.05  Trustee to Act; Appointment of Successor.........................
Section 7.06  Notification to Certificateholders...............................


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01  Duties of Trustee................................................
Section 8.02  Certain Matters Affecting the Trustee............................
Section 8.03  Trustee Not Required to Make Investigation.......................
Section 8.04  Trustee Not Liable for Certificates or Mortgage Loans............
Section 8.05  Trustee May Own Certificates.....................................
Section 8.06  The Master Servicer to Pay Fees and Expenses.....................
Section 8.07  Eligibility Requirements.........................................
Section 8.08  Resignation and Removal..........................................
Section 8.09  Successor........................................................
Section 8.10  Merger or Consolidation..........................................
Section 8.11  Authenticating Agent.............................................
Section 8.12  Separate Trustees and Co-Trustees................................
Section 8.13  Appointment of Custodians........................................
Section 8.14  Tax Matters; Compliance with REMIC Provisions....................
Section 8.15  Monthly Advances.................................................


                                   ARTICLE IX

                                   TERMINATION

Section 9.01  Termination upon Purchase by the
               Seller or Liquidation of All Mortgage Loans.....................
Section 9.02  Additional Termination Requirements..............................


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01 Amendment........................................................
Section 10.02 Recordation of Agreement.........................................
Section 10.03 Limitation on Rights of Certificateholders.......................
Section 10.04 Governing Law; Jurisdiction......................................
Section 10.05 Notices..........................................................
Section 10.06 Severability of Provisions.......................................
Section 10.07 Special Notices to Rating Agencies...............................
Section 10.08 Covenant of Seller...............................................
Section 10.09 Recharacterization...............................................


                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01 Class A Fixed Pass-Through Rate..................................
Section 11.02 Cut-Off Date.....................................................
Section 11.03 Cut-Off Date Aggregate Principal Balance.........................
Section 11.04 Original Class A Percentage......................................
Section 11.05 Original Principal Balances of the Classes of Class A
               Certificates....................................................
Section 11.05 (a) Original Class A-8 Notional Amount...........................
Section 11.05 (b) Original Class A-WIO Notional Amount.........................
Section 11.06 Original Class A Non-PO Principal Balance........................
Section 11.07 Original Subordinated Percentage.................................
Section 11.08 Original Class B Principal Balance...............................
Section 11.09 Original Principal Balances of the Classes of Class B
               Certificates....................................................
Section 11.10 Original Class B-1 Fractional Interest...........................
Section 11.11 Original Class B-2 Fractional Interest...........................
Section 11.12 Original Class B-3 Fractional Interest...........................
Section 11.13 Original Class B-4 Fractional Interest...........................
Section 11.14 Original Class B-5 Fractional Interest...........................
Section 11.15 Original Class B-1 Percentage....................................
Section 11.16 Original Class B-2 Percentage....................................
Section 11.17 Original Class B-3 Percentage....................................
Section 11.18 Original Class B-4 Percentage....................................
Section 11.19 Original Class B-5 Percentage....................................
Section 11.20 Original Class B-6 Percentage....................................
Section 11.21 Closing Date.....................................................
Section 11.22 Right to Purchase................................................
Section 11.23 Wire Transfer Eligibility........................................
Section 11.24 Single Certificate...............................................
Section 11.25 Servicing Fee Rate...............................................
Section 11.26 Master Servicing Fee Rate........................................

                                    EXHIBITS
                                    --------

EXHIBIT A-1    -   Form of Face of Class A-1 Certificate
EXHIBIT A-2        Form of Face of Class A-2 Certificate
EXHIBIT A-3    -   Form of Face of Class A-3 Certificate
EXHIBIT A-4        Form of Face of Class A-4 Certificate
EXHIBIT A-5    -   Form of Face of Class A-5 Certificate
EXHIBIT A-6        Form of Face of Class A-6 Certificate
EXHIBIT A-7    -   Form of Face of Class A-7 Certificate
EXHIBIT A-8        Form of Face of Class A-8 Certificate
EXHIBIT A-WIO      Form of Face of Class A-WIO Certificate
EXHIBIT A-R    -   Form of Face of Class A-R Certificate
EXHIBIT A-LR   -   Form of Face of Class A-LR Certificate
EXHIBIT B-1    -   Form of Face of Class B-1 Certificate
EXHIBIT B-2    -   Form of Face of Class B-2 Certificate
EXHIBIT B-3    -   Form of Face of Class B-3 Certificate
EXHIBIT B-4    -   Form of Face of Class B-4 Certificate
EXHIBIT B-5    -   Form of Face of Class B-5 Certificate
EXHIBIT B-6    -   Form of Face of Class B-6 Certificate
EXHIBIT C      -   Form of Reverse of Series 2002-A Certificates
EXHIBIT D      -   Reserved
EXHIBIT E      -   Custodial Agreement
EXHIBIT F-1    -   Schedule of Type 1 Mortgage Loans
EXHIBIT G      -   Request for Release
EXHIBIT H      -   Affidavit Pursuant to Section 860E(e)(4) of the Internal
                   Revenue Code of 1986, as amended, and for Non-ERISA Investors
EXHIBIT I      -   Letter from Transferor of Residual Certificates
EXHIBIT J      -   Transferee's Letter (Class [B-4] [B-5] [B-6] Certificates)
EXHIBIT K      -   [Reserved]
EXHIBIT L      -   Servicing Agreements
EXHIBIT M      -   Form of Special Servicing Agreement
SCHEDULE I     -   Applicable Unscheduled Principal Receipt Period

            This Pooling and Servicing Agreement, dated as of February 27, 2002 executed by WELLS FARGO ASSET SECURITIES CORPORATION, as Seller, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, and FIRST UNION NATIONAL BANK, as Trustee.

                        W I T N E S S E T H  T H A T:
                        - - - - - - - - - -  - - - -

            In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01      DEFINITIONS.

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of all Liquidated Loan Losses incurred on such Mortgage Loans for which the Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and (iii) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (y) the principal portion of any Liquidated Loan Losses incurred on such Mortgage Loans for which Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and
(z) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Adjusted Principal Balance: As to any Distribution Date and any Class of Class B Certificates, the greater of (A) zero and (B) (i) the Principal Balance of such Class with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Principal Balances for any Classes of Class B Certificates with higher numerical designations.

            Adjustment Amount: For any Distribution Date, the difference between
(A) the sum of the Class A Principal Balance and the Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance and the Class B Principal Balance as of the Determination Date succeeding such Distribution Date and (ii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a)(i) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

            Aggregate Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Classes of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a)(i) on such Distribution Date.

            Aggregate Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for the Class A Certificates.

            Aggregate Non-PO Principal Balance: With respect to any Distribution Date, the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance as of such Distribution Date.

            Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

            Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

            Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

            Available Master Servicer Compensation: With respect to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and
(c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

            Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

            Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

            Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Class A Certificates or Class B Certificates.

            Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

            Certificate Custodian: Initially, First Union National Bank; thereafter any other Certificate Custodian acceptable to The Depository Trust Company and selected by the Trustee.

            Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trustee.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            Class: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

            Class A Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-WIO Certificates, Class A-R Certificates or Class A-LR Certificate.

            Class A Certificateholder: The registered holder of a Class A Certificate.

            Class A Distribution Amount: As to any Distribution Date prior to the Distribution Date in August 2008 and any Class of Class A Certificates (other than the Class A-7, Class A-8 and Class A-WIO Certificates), the amount distributable to such Class of Class A Certificates pursuant to Paragraphs first, second and third clause (I)(A) of Section 4.01(a)(i). As to the Class A-8 and Class A-WIO Certificates prior to the Distribution Date in August 2008, the amount distributable to such Class pursuant to Paragraphs first and second of
Section 4.01(a)(i). On and after the Distribution Date in August 2008, the amount distributable to the Class A-8 and Class A-WIO Certificates will be zero. As to any Distribution Date prior to the Distribution Date in August 2008 and the Class A-7 Certificates, the amount distributable to the Class A-7 Certificates pursuant to Paragraphs third clause (I)(B) and fourth of Section 4.01(a)(i) on such Distribution Date. On and after the Distribution Date in August 2008, the amount distributable to any Class of Class A Certificates pursuant to Paragraphs first, second and third clause (II) of Section 4.01(a)(i).

            Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

            Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Class A Certificates with respect to such Distribution Date.

            Class A Interest Percentage: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of Interest Accrual Amount).

            Class A Interest Shortfall Amount: As to any Distribution Date and any Class of Class A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i).

            Class A Interest Shortfall Percentage: As to any Distribution Date and any Class of Class A Certificates the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Class A Unpaid Interest Shortfall determined as of the Business Day preceding the applicable Distribution Date.

            Class A Loss Denominator: As to any Determination Date, an amount equal to the Class A Non-PO Principal Balance.

            Class A Loss Percentage: As to any Determination Date and any Class of Class A Certificates (other than the Class A-7 Certificates prior to the Distribution Date in August 2008) then outstanding, the percentage calculated by dividing the Principal Balance of such Class by the Class A Loss Denominator (determined without regard to any such Principal Balance of any Class of Class A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the Aggregate Class A Unpaid Interest Shortfall, and (iii) the Class A Non-PO Optimal Principal Amount.

            Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

            (i) the Class A Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class A Prepayment Percentage of the Non-PO Recovery for such Distribution Date.

            Class A Non-PO Principal Balance: As of any date prior to the Distribution Date in August 2008, an amount equal to the Class A Principal Balance less the Principal Balance of the Class A-7 Certificates. On and after the Distribution Date in August 2008, the Class A Principal Balance.

            Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Certificates pursuant to Paragraph third clauses (I)(A) and (II) of Section 4.01(a)(i).

            Class A Pass-Through Rate: As to the Class A-1 Certificates prior to the Distribution Date in August 2008, 3.400% per annum. As to the Class A-2, Class A-3, Class A-5, Class A-6, Class A-8, Class A-R and Class A-LR Certificates prior to the Distribution Date in August 2008, 5.900% per annum. As to the Class A-4 Certificates prior to the Distribution Date in August 2008, 5.400% per annum. Prior to the Distribution Date in August 2008, the Class A-7 Certificates are principal only certificates and will not be entitled to interest. As to the Class A-WIO Certificates prior to the Distribution Date in August 2008, a per annum rate equal to the excess of (i) the weighted average of the Net Mortgage Interest Rates of the Premium Mortgage Loans (based upon the Scheduled Principal Balance on the first day of the month preceding the month of such Distribution Date or, in the case of the first Distribution Date, based on the aggregate Cut-Off Date Principal Balance of the Premium Mortgage Loans) over
(ii) 5.900%. For each Distribution Date on and after the Distribution Date in August 2008, the Class A Pass-Through Rate on the Class A Certificates (other than the Class A-8 and Class A-WIO Certificates) will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). On and after the distribution date in August 2008, the Class A-8 and Class A-WIO Certificates will be entitled to no further distributions of interest.

            Class A Percentage: As to any Distribution Date occurring on or prior to the Subordination Depletion Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Subordination Depletion Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in February 2007, 100%. As to any Distribution Date subsequent to February 2007 to and including the Distribution Date in February 2008, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2008 to and including the Distribution Date in February 2009, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2009 to and including the Distribution Date in February 2010, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2010 to and including the Distribution Date in February 2011, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2011, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if on any Distribution Date the aggregate distribution to the Class A Certificates (other than the Class A-7 Certificates prior to the Distribution Date in August 2008) of the Class A Prepayment Percentage provided above of Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Total Class A Percentage as of any Distribution Date is greater than the Total Class A Percentage as of the Cut-Off Date, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the February preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In addition, if on any Distribution Date, prior to giving effect to any distributions on such Distribution Date, (i) the Total Subordinated Percentage is equal to or greater than twice the Total Subordinated Percentage as of the Cut-Off Date, (ii) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates of the Mortgage Loans that were delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Estate) does not exceed 50% of the Class B Principal Balance and (iii)(A) prior to the Distribution Date in March 2005, cumulative Realized Losses on the Mortgage Loans do not exceed 20% of the Original Class B Principal Balance, then the Class A Prepayment Percentage for such Distribution Date will equal the Class A Percentage for such Distribution Date plus 50% of the Subordinated Percentage for such Distribution Date or (B) on or after the Distribution Date in March 2005, cumulative Realized Losses on the Mortgage Loans do not exceed 30% of the Original Class B Principal Balance, then the Class A Prepayment Percentage for such Distribution Date will equal the Class A Percentage for such Distribution Date. No reduction in the Class A Prepayment Percentage referred to in the second through sixth sentences hereof shall be applicable, with respect to any Distribution Date if (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) were greater than or equal to 50% of the current Class B Principal Balance or (b) cumulative Realized Losses on the Mortgage Loans exceed (1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including March 2009 and February 2010, (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including March 2010 and February 2011, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including March 2011 and February 2012, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including March 2012 and February 2013, and (5) 50% of the Original Class B Principal Balance, if such Distribution Date occurs during or after March 2013. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            Class A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-R Certificates and Class A-LR Certificate.

            Class A Unpaid Interest Shortfall: With respect to any Distribution Date and any Class of Class A Certificates, the amount, if any, by which the aggregate of the Class A Interest Shortfall Amounts for such Class for prior Distribution Dates is in excess of the amounts distributed in respect of such Class on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

            Class A-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit C hereto.

            Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

            Class A-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit C hereto.

            Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

            Class A-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit C hereto.

            Class A-3 Certificateholder: The registered holder of a Class A-3 Certificate.

            Class A-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit C hereto.

            Class A-4 Certificateholder: The registered holder of a Class A-4 Certificate.

            Class A-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit C hereto.

            Class A-5 Certificateholder: The registered holder of a Class A-5 Certificate.

            Class A-5 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class A-5 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class A-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit C hereto.

            Class A-6 Certificateholder: The registered holder of a Class A-6 Certificate.

            Class A-6 Loss Allocation Amount: With respect to any Determination Date after the Subordination Depletion Date the lesser of (a) the Principal Balance of the Class A-6 Certificates with respect to such Determination Date prior to any reduction for the Class A-6 Loss Allocation Amount and (b) the Class A-5 Loss Amount.

            Class A-7 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit C hereto.

            Class A-7 Certificateholder: The registered holder of a Class A-7 Certificate.

            Class A-8 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit C hereto.

            Class A-8 Certificateholder: The registered holder of a Class A-8 Certificate.

            Class A-8 Notional Amount: As to any Distribution Date prior to the Distribution Date in August 2008, an amount equal to sum of 42.3728813559% of the Principal Balance of the Class A-1 Certificates and 8.4745762712% of the Principal Balance of the Class A-4 Certificates. On and after the Distribution Date in August 2008, the Class A-8 Notional Amount will be zero.

            Class A-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L1 Interest Fraction: A fraction the numerator of which is equal to 42.3728813559% of the Principal Balance of the Class A-1 Certificates and the denominator of which is equal to the Class A-8 Notional Amount.

            Class A-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L4 Interest Fraction: A fraction the numerator of which is equal to 8.4745762712% of the Principal Balance of the Class A-4 Certificates and the denominator of which is equal to the Class A-8 Notional Amount.

            Class A-L7 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-LR Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-LR and Exhibit C hereto.

            Class A-LR Certificateholder: The registered holder of the Class A-LR Certificate.

            Class A-LUR Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-LWIO Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-R Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit C hereto.

            Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

            Class A-WIO Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-WIO and Exhibit C hereto.

            Class A-WIO Certificateholder: The registered holder of a Class A-WIO Certificate.

            Class A-WIO Notional Amount: As to the first Distribution Date, an amount equal to the aggregate Cut-Off Date Principal Balance of the Premium Mortgage Loans and as to each Distribution Date thereafter but prior to the Distribution Date in August 2008, an amount equal to the aggregate Scheduled Principal Balance of the Premium Mortgage Loans on the first day of the month preceding the month of such Distribution Date. On and after the Distribution Date in August 2008, the Class A-WIO Notional Amount will be zero.

            Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

            Class B Certificateholder: The registered holder of a Class B Certificate.

            Class B Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Distribution Amounts.

            Class B Interest Accrual Amount: With respect to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates with respect to such Distribution Date.

            Class B Interest Percentage: With respect to any Distribution Date and any Class of Class B Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class B Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

            Class B Loss Percentage: With respect to any Determination Date and any Class of Class B Certificates then outstanding, the percentage calculated by dividing the Principal Balance of such Class by the Class B Principal Balance (determined without regard to any Principal Balance of any Class of Class B Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class B Pass-Through Rate: As to any Distribution Date prior to the Distribution Date in August 2008, 5.900% per annum. On and after the Distribution Date in August 2008, the Class B Pass-Through Rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date).

            Class B Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

            Class B Prepayment Percentage: Any of the Class B-1 Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage, Class B-5 Prepayment Percentage or Class B-6 Prepayment Percentage.

            Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance.

            Class B Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

            Class B-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit C hereto.

            Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

            Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a)(i).

            Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a)(i).

            Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-1 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-1 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

            Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the Original Class B-1 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates
(A) pursuant to Paragraph seventh of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-1 Certificates are the most subordinate Certificates outstanding, the Class B-1 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

            Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a)(i).

            Class B-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit C hereto.

            Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

            Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a)(i).

            Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a)(i).

            Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-2 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-2 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

            Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

            Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

            Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the Original Class B-2 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates
(A) pursuant to Paragraph tenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-2 Certificates are the most subordinate Certificates outstanding, the Class B-2 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

            Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a)(i).

            Class B-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit C hereto.

            Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

            Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a)(i).

            Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a)(i).

            Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-3 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-3 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

            Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

            Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

            Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the Original Class B-3 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates
(A) pursuant to Paragraph thirteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-3 Certificates are the most subordinate Certificates outstanding, the Class B-3 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

            Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a)(i).

            Class B-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit C hereto.

            Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

            Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a)(i).

            Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a)(i).

            Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-4 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-4 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

            Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

            Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

            Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the Original Class B-4 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates
(A) pursuant to Paragraph sixteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-4 Certificates are the most subordinate Certificates outstanding, the Class B-4 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

            Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a)(i).

            Class B-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit C hereto.

            Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

            Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth and nineteenth of Section 4.01(a)(i).

            Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a)(i).

            Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-5 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-5 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

            Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

            Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

            Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the Original Class B-5 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates
(A) pursuant to Paragraph nineteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-5 Certificates are the most subordinate Certificates outstanding, the Class B-5 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

            Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a)(i).

            Class B-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit C hereto.

            Class B-6 Certificateholder: The registered holder of a Class B-6 Certificate.

            Class B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first and twenty-second of Section 4.01(a)(i).

            Class B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a)(i).

            Class B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-6 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-6 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-6 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-6 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

            Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

            Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

            Class B-6 Principal Balance: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the Original Class B-6 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a)(i); provided, however, if the Class B-6 Certificates are outstanding, the Class B-6 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

            Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a)(i).

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

            Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.21.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Compensating Interest: With respect to any Distribution Date, the least of (a) the aggregate Prepayment Interest Shortfall on the Mortgage Loans for such Distribution Date, (b) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (c) the Available Master Servicing Compensation for such Distribution Date.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution of this instrument, is located at 401 South Tryon Street, Charlotte, North Carolina 28288.

            Corresponding Upper-Tier Class or Classes: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class or Classes, as follows:

Uncertificated Lower-Tier Interest    Corresponding Upper-Tier Class or Classes
----------------------------------    -----------------------------------------

Class A-L1 Interest                   Class A-1 Certificates

Class A-L2 Interest                   Class A-2 Certificates, Class A-3
                                      Certificates, Class A-5 Certificates and
                                      Class A-6 Certificates

Class A-L4 Interest                   Class A-4 Certificates

Class A-L7 Interest                   Class A-7 Certificates

Class A-LWIO Interest                 Class A-WIO Certificates

Class A-LUR Interest                  Class A-R Certificate

Class B-L1 Interest                   Class B-1 Certificates

Class B-L2 Interest                   Class B-2 Certificates

Class B-L3 Interest                   Class B-3 Certificates

Class B-L4 Interest                   Class B-4 Certificates

Class B-L5 Interest                   Class B-5 Certificates

Class B-L6 Interest                   Class B-6 Certificates

            Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Certificates pursuant to Paragraph first of Section 4.01(a)(i) on such Distribution Date.

            Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a)(i) on such Distribution Date.

            Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

            Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

            Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

            Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-5 and Class B-6 Certificates by the sum of the Class A Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

            Current Class B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class B-6 Certificates by the sum of the Class A Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

            Curtailment Interest Shortfall: On any Distribution Date with respect to a Mortgage Loan which was the subject of a Curtailment:

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Curtailment is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Curtailment from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Curtailment is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Curtailment from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Curtailment is received.

            Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trustee, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

            Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of the Trustee. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

            Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

            Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            Definitive Certificates:  As defined in Section 5.01(b).

            Denomination: The amount, if any, specified on the face of each Certificate (other than the Class A-8 and Class A-WIO Certificates) representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate. As to the Class A-8 and Class A-WIO Certificates, the amount specified on the face of each such Certificate representing the portion of the Original Class A-8 Notional Amount and Original Class A-WIO Notional Amount, respectively.

            Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 5.900%.

            Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

            Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

            Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each Rating Agency, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trustee, such that the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each Rating Agency and would not cause the Trust Estate to fail to qualify as a REMIC or result in the imposition of any federal tax on the REMIC.

            Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

            (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

            (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

            (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

            (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

            (ix) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Eligible Investments hereunder, including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Prohibited Holder: As defined in Section 5.02(d).

            Errors and Omissions Policy: As defined in each of the Servicing Agreements.

            Event of Default: Any of the events specified in Section 7.01.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Fidelity Bond: As defined in each of the Servicing Agreements.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

            Final Scheduled Maturity Date: The Final Scheduled Maturity Date for each Class of Certificates is March 25, 2032, which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

            Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

            Holder: See "Certificateholder."

            Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

            Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

            Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

            Interest Accrual Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-7 Certificates prior to the Distribution Date in August 2008), (i) the product of (a) 1/12th of the Class A Pass-Through Rate for such Class and (b) the Principal Balance of such Class or, in the case of the Class A-8 and Class A-WIO Certificates, the Class A-8 Notional Amount or Class A-WIO Notional Amount, respectively, as of the Determination Date immediately preceding such Distribution Date minus (ii) the Class A Interest Percentage of such Class of (a) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (b) any Relief Act Shortfall allocated to such Class and (c) the interest portion of any Realized Losses allocated to the Class A Certificates on or after the Subordination Depletion Date pursuant to Section 4.02(c). Prior to the Distribution Date in August 2008, the Class A-7 Certificates have no Interest Accrual Amount. On and after the Distribution Date in August 2008, the Class A-8 Certificates and Class A-WIO have no Interest Accrual Amount.

            As to any Distribution Date and any Class of Class B Certificates, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of the sum of any Non-Supported Interest Shortfall and any Relief Act Shortfall allocated to the Class B Certificates with respect to such Distribution Date.

            Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

            Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

            Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

            Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) or PMI Advances made by a Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

            Liquidation Profits: As to any Distribution Date and any Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of such Liquidated Loan over (ii) the unpaid principal balance of such Liquidated Loan plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs.

            Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 4.01(a)(ii).

            Lower-Tier REMIC: One of two separate REMICs comprising the Trust Estate, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Master Servicer: Wells Fargo Bank Minnesota, National Association, or its successor in interest.

            Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

            Master Servicing Fee Rate:  As set forth in Section 11.26.

            MERS: As defined in Section 2.01.

            Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off-Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

            Month End Interest: As defined in each Servicing Agreement.

            Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

            Moody's: Moody's Investors Service, Inc. or its successor in interest.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

            Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement dated as of February 27, 2002 between WFHM, as seller, and the Seller, as purchaser.

            Mortgage Loan Rider: The standard Fannie Mae/Freddie Mac riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

            Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1 and F-2, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Sections 2.02,
2.03 or 2.06 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

             (i)  the Mortgage Loan identifying number;

            (ii)  the city, state and zip code of the Mortgaged Property;

           (iii)  the type of property;

            (iv)  the Mortgage Interest Rate;

             (v)  the Net Mortgage Interest Rate;

            (vi)  the Monthly Payment;

           (vii)  the original number of months to maturity;

          (viii)  the scheduled maturity date;

            (ix)  the Cut-Off Date Principal Balance;

             (x)  the Loan-to-Value Ratio at origination;

            (xi)  whether such Mortgage Loan is a Subsidy Loan;

           (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

          (xiii)  the applicable Servicing Fee Rate;

           (xiv)  the Master Servicing Fee Rate; and

            (xv) for each Other Servicer Mortgage Loan, the name of the Servicer with respect thereto.

            Such schedule may consist of multiple reports that collectively set forth all of the information required.

            Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Sections 2.02, 2.03 or 2.06, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

            Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

            Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

            Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the applicable Servicing Fee Rate, as set forth in Section 11.25 with respect to such Mortgage Loan and (b) the Master Servicing Fee Rate, as set forth in Section 11.26 with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

            Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

            Non-permitted Foreign Holder:  As defined in Section 5.02(d).

            Non-PO Fraction: With respect to any Mortgage Loan prior to the Distribution Date in August 2008, the lesser of (i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 5.900%. On and after the Distribution Date in August 2008, the Non-PO Fraction with respect to each Mortgage Loan will be 1.00.

            Non-PO Recovery: As to any Distribution Date, the amount of all Recoveries received during the Applicable Unscheduled Principal Receipt Periods for such Distribution Date less the PO Recovery for such Distribution Date.

            Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trustee, as the case may be, and which the Servicer, the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer determination, an Officer's Certificate of the Master Servicer delivered to the Trustee, in each case detailing the reasons for such determination.

            Non-Supported Interest Shortfall: With respect to any Distribution Date, the sum of (i) the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date and (ii) Curtailment Interest Shortfalls with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Subordination Depletion Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Subordination Depletion Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and (b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

            Non-U.S. Person:  As defined in Section 4.01(g).

            Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            Optimal Adjustment Event: With respect to any Class of Class B Certificates and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the Principal Balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such Principal Balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii)
(a) the Principal Balance of any Class of Class A Certificates would be subject to further reduction as a result of the third or sixth sentences of the definition of Principal Balance or (b) the Principal Balance of a Class of Class B Certificates with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of the proviso in the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

            Original Class A Principal Balance: The sum of the Original Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-R and Class A-LR Certificates, as set forth in
Section 11.05.

            Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

            Original Class A Non-PO Principal Balance: The sum of the Original Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-R and Class A-LR Certificates, as set forth in Section 11.06.

            Original Class A-8 Notional Amount: The Original Class A-8 Notional Amount, as set forth in Section 11.05(a).

            Original Class A-WIO Notional Amount: The Original Class A-WIO Notional Amount, as set forth in Section 11.05(b).

            Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and Original Class B-6 Principal Balance, as set forth in
Section 11.08.

            Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.10.

            Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.11.

            Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.12.

            Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.13.

            Original Class B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Principal Balance and the Original Class B Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.14.

            Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.16.

            Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.17.

            Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.18.

            Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.19.

            Original Class B-6 Percentage: The Class B-6 Percentage as of the Cut-Off Date, as set forth in Section 11.20.

            Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-6 Principal Balance: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Principal Balance: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.05; the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance or Original Class B-6 Principal Balance as set forth in Section 11.09.

            Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.07.

            Other Servicer: Any of the Servicers other than WFHM.

            Other Servicer Mortgage Loan: Any of the Mortgage Loans, if any, identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, which Mortgage Loan is serviced under an Other Servicing Agreement.

            Other Servicing Agreements: The Servicing Agreements other than the WFHM Servicing Agreement.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Sections 2.02 or 2.03.

            Owner Mortgage Loan File: A file maintained by the Trustee (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

            Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the Unscheduled Principal Receipt Period in which the related Mortgage Loan became a Liquidated Loan.

            Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

            Paying Agent: The Person authorized on behalf of the Trustee, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee. The initial Paying Agent is appointed in Section 4.03(a).

            Payment Account: The account maintained pursuant to Section 4.03(b).

            Percentage Interest: With respect to a Class A Certificate (other than the Class A-8 and Class A-WIO Certificates), the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class A Certificates. With respect to a Class A-8 or Class A-WIO Certificate, the undivided percentage interest obtained by dividing the original notional amount evidenced by such Certificate by the Original Class A-8 Notional Amount or Original Class A-WIO Notional Amount, respectively. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class B Certificates.

            Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Plan: As defined in Section 5.02(c).

            PMI Advance: As defined in the related Servicing Agreement, if applicable.

            PO Deferred Amount: For any Distribution Date prior to the earlier to occur of the Distribution Date in August 2008 and the Subordination Depletion Date, the difference between (A) the sum of (x) the amount by which the sum of the PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-7 Certificates on such prior Distribution Dates pursuant to Paragraph third clause (I)(B) of Section 4.01(a)(i) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the Applicable Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan and (B) the sum of (x) the sum of the PO Recoveries for such Distribution Date and prior Distribution Dates and (y) amounts distributed on the Class A-7 Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a)(i). On and after the earlier to occur of the Distribution Date in August 2008 and the Subordination Depletion Date, the PO Deferred Amount will be zero. No interest will accrue on any PO Deferred Amount.

            PO Fraction: With respect to any Discount Mortgage Loan prior to the Distribution Date in August 2008, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero. On and after the Distribution Date in August 2008, the PO fraction with respect to each Mortgage Loan will be zero.

            PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum as to each Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of:

            (i) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Scheduled Principal Balance of each Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the PO Recovery for such Distribution Date.

            PO Recovery: As to any Distribution Date prior to the earlier to occur of the Distribution Date in August 2008 or the Subordination Depletion Date, the lesser of (a) the PO Deferred Amount for such Distribution Date (calculated without regard to the PO Recovery for such Distribution Date) and
(b) an amount equal to the sum as to each Mortgage Loan as to which there has been a Recovery during the Applicable Unscheduled Principal Receipt Period, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the amount of the Recovery with respect to such Mortgage Loan. As to any Distribution Date on or after the Subordination Depletion Date but prior to the Distribution Date in August 2008, the amount determined in accordance with clause (b) above. On and after the Distribution Date in August 2008, zero.

            Pool Balance: As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the Scheduled Principal Balance of such Mortgage Loan.

            Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Class A Certificates and Class B Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03, and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

            (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

            (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trustee;

            (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Servicing Fee and (ii) the Master Servicing Fee;

            (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

            (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

            (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Sections 2.02, 2.03 or 3.08 on or following the Determination Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of a Mortgage Loan substituted for a Mortgage Loan pursuant to Sections 2.02,
      2.03 or 2.06 on or following the Determination Date in the month in which such Distribution Date occurs and the unpaid principal balance of such Mortgage Loan;

            (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

            (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

            (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

            (j) Liquidation Profits;

            (k) Month End Interest; and

            (l) all amounts reimbursable to a Servicer for PMI Advances.

            Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Premium Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of greater than 5.900%.

            Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

            Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

            Principal Adjustment: In the event that the Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a)(i) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

            Principal Balance: As of the first Determination Date and as to any Class of Class A Certificates (other than the Class A-8 and Class A-WIO Certificates), the Original Principal Balance of such Class. As of any subsequent Determination Date prior to the Subordination Depletion Date and as to any Class of Class A Certificates (other than the Class A-7 Certificates), the Original Principal Balance of such Class less the sum of all amounts previously distributed in respect of such Class on prior Distribution Dates (i) pursuant to Paragraph third clauses (I)(A) and (II) of Section 4.01(a)(i) and
(ii) as a result of a Principal Adjustment. After the Subordination Depletion Date, each such Principal Balance of a Class of Class A Certificates (other than the Class A-7 Certificates prior to the Determination Date in September 2008) will also be reduced (if clause (i) is greater than clause (ii)) or increased (if clause (i) is less than clause (ii)) on each Determination Date by an amount equal to the product of the Class A Loss Percentage of such Class and the difference, if any, between (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence and (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date; provided, however, that the amount of any such reduction for the Class A-5 Certificates will be decreased by the Class A-6 Loss Allocation Amount. After the Subordination Depletion Date, the Principal Balance for the Class A-6 Certificates will additionally be reduced by the Class A-6 Loss Allocation Amount.

            The Class A-8 and Class A-WIO Certificates are interest only Certificates and have no Principal Balance.

            As of any subsequent Determination Date prior to the Subordination Depletion Date and as to the Class A-7 Certificates, the Original Principal Balance of such Class less the sum of all amounts previously distributed in respect of the Class A-7 Certificates on prior Distribution Dates pursuant to Paragraphs third clauses (I)(B) and (II) and fourth of Section 4.01(a)(i). After the Subordination Depletion Date but prior to the Determination Date in September 2008, the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As to the Class B Certificates, the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance, respectively.

            Notwithstanding the foregoing, no Principal Balance of a Class will be increased on any Determination Date such that the Principal Balance of such Class exceeds its Original Principal Balance less all amounts previously distributed in respect of such Class on prior Distribution Dates pursuant to Paragraph third clause (I)(A) of Section 4.01(a)(i), Paragraph third clause
(I)(B) of Section 4.01(a)(i), Paragraph third clause (II) of Section 4.01(a)(i) or Paragraphs seventh, tenth, thirteenth, sixteenth, nineteenth or twenty-second of Section 4.01(a)(i).

            Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

            Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

            Prospectus: The prospectus dated February 21, 2002 as supplemented by the prospectus supplement dated February 21, 2002, relating to the Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

            Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates (other than the Class A-R and Class A-LR Certificates) are S&P and Moody's. The Rating Agency for the Class A-R, Class A-LR, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is S&P. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean A-1 in the case of S&P, P-1 in the case of Moody's and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of S&P and Aaa in the case of Moody's, and in the case of any other Rating Agency shall mean its equivalent of such ratings without any plus or minus.

            Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses incurred on Liquidated Loans for which the Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts with respect to such Distribution Date and (ii) Bankruptcy Losses incurred during the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

            Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

            Relief Act Shortfall: Any interest shortfalls arising as a result of the reduction in the amount of monthly interest payments on any Mortgage Loans as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended. Any Relief Act Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and (b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            Remittance Date:  As defined in each of the Servicing Agreements.

            REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

            REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

            Responsible Officer: When used with respect to the Trustee, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

            Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

            Seller: Wells Fargo Asset Securities Corporation, or its successor in interest.

            Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

            Servicers: WFHM, as a Servicer under the related Servicing
Agreement.

            Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

            Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

            Servicing Fee Rate: With respect to a Mortgage Loan, as set forth in
Section 11.25.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

            Similar Law: As defined in Section 5.02(c).

            Single Certificate: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in Section 11.24.

            Startup Day: As defined in Section 2.05.

            Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

            Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

            Subordination Depletion Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

            Subordination Depletion Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Subordination Depletion Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full or Curtailment):

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

            Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

            Substitute Mortgage Loan: As defined in Section 2.02

            Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Sections 2.03 or 2.06, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

            Total Class A Percentage: As to any Distribution Date occurring on or prior to the Subordination Depletion Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance. As to any Distribution Date occurring subsequent to the Subordination Depletion Date, 100% or such lesser percentage which will cause the Class A Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Total Subordinated Percentage: As to any Distribution Date occurring on or prior to the Subordination Depletion Date, the difference between (i) 100% and (ii) the Total Class A Percentage.

            Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans, such amounts as may be held from time to time in the Certificate Account, the rights of the Trustee to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Trustee: First Union National Bank, a national banking association with its principal office located in Charlotte, North Carolina, or any successor trustee appointed as herein provided.

            Type 1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, serviced under the WFHM Servicing Agreement and having a Mid-Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

            Uncertificated Lower-Tier Interest: Any of the Class A-L1 Interest, the Class A-L2 Interest, the Class A-L4 Interest, the Class A-L7 Interest, the Class A-LWIO Interest, the Class A-LUR Interest, the Class B-L1 Interest, the Class B-L2 Interest, the Class B-L3 Interest, the Class B-L4 Interest, the Class B-L5 Interest and the Class B-L6 Interest.

            Unpaid Interest Shortfalls: Each of the Class A Unpaid Interest Shortfalls, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall and the Class B-6 Unpaid Interest Shortfall.

            Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds, Recoveries and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Liquidation Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts.

            Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The trust account established and maintained pursuant to Section 4.01(e).

            Upper-Tier REMIC: One of the two separate REMICs comprising the Trust Estate, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: As defined in Section 4.01(g).

            Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, the Class A-8 and Class A-WIO Certificates will each be entitled to 1% of the aggregate Voting Interest represented by all Certificates and each remaining Class of Certificates will be entitled to a pro rata portion of the remaining Voting Interest equal to the ratio obtained by dividing the Principal Balance of such Class by the sum of the Class A Principal Balance and the Class B Principal Balance. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

            Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

            WFHM: Wells Fargo Home Mortgage, Inc., or its successor in interest.

            WFHM Correspondents: The entities listed on the Mortgage Loan Schedule, from which WFHM purchased the Mortgage Loans.

            WFHM Servicing Agreement: The Servicing Agreement providing for the servicing of the Type 1 Mortgage Loans initially by WFHM.

            SECTION 1.02      ACTS OF HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            SECTION 1.03      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

            SECTION 1.04      BENEFITS OF AGREEMENT.

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

            SECTION 2.01      CONVEYANCE OF MORTGAGE LOANS.

            The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans, and (d) proceeds of all the foregoing.

            In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trustee, as initial Custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trustee or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by WFHM or the applicable WFHM Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trustee promptly following its recordation, but in no event later than one (1) year following the Closing Date. If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall take all actions as are necessary to cause the Trust Estate to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Seller shall also cause to be delivered to the Trustee any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trustee within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage (except with respect to any Mortgage recorded in the name of MERS) not delivered to the Trustee on the Closing Date.

            In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in the applicable Servicing Agreement, deliver or cause to be delivered to the Trustee the assignment of the Mortgage Loan from the Seller to the Trustee in a form suitable for recordation, if (i) with respect to a particular state the Trustee has received an Opinion of Counsel acceptable to it that such recording is not required to make the assignment effective against the parties to the Mortgage or subsequent purchasers or encumbrancers of the Mortgaged Property or (ii) the Seller has been advised by each Rating Agency that non-recordation in a state will not result in a reduction of the rating assigned by that Rating Agency at the time of the initial issuance of the Certificates. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trustee and the Trustee shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trustee) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

            SECTION 2.02      ACCEPTANCE BY TRUSTEE.

            The Trustee acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments (unless the related Mortgage has been registered in the name of MERS or its designee) and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trustee finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trustee shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

            In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trustee and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trustee shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment (or, in the case of a Mortgage Loan registered in the name of MERS or its designee, the Master Servicer shall take all necessary action to reflect such assignment on the records of MERS), in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Trustee to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

            The Trustee may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trustee appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trustee in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

            SECTION 2.03 REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER AND THE SELLER.

            (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement:

            (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

            (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

            (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

            (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian.

            (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

            (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

            (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

            (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

            (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage
      Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01;

            (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

            (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

            (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

            (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

            (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

            (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

            (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

            (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

            (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

            (xv) The Mortgage Loan (except any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

            (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

            (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

            (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

            (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

            (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

            (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

            (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

            (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

            (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with Fannie Mae or Freddie Mac standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

            (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by either the Seller, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and, except for a breach of the representation and warranty set forth in subsection
(b)(i), where such breach is a result of the Cut-Off Date Principal Balance of a Mortgage Loan being greater, by $5,000 or greater, than the Cut-Off Date Principal Balance of such Mortgage Loan indicated on the Mortgage Loan Schedule, that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

            SECTION 2.04      EXECUTION AND DELIVERY OF CERTIFICATES.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and Certificateholders and (ii) has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

            SECTION 2.05 DESIGNATION OF CERTIFICATES; DESIGNATION OF STARTUP DAY AND LATEST POSSIBLE MATURITY DATE.

            The Seller hereby designates the Classes of Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Seller hereby further designates the Class A-L1 Interest, Class A-L2 Interest, Class A-L4 Interest, Class A-L7 Interest, Class A-WIO Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is March 25, 2032 for purposes of Code Section 860G(a)(1).

            SECTION 2.06      OPTIONAL SUBSTITUTION OF MORTGAGE LOANS.

            During the three-month period beginning on the Startup Date, the Seller shall have the right, but not the obligation, in its sole discretion for any reason, to substitute for any Mortgage Loan a Substitute Mortgage Loan meeting the requirements of Section 2.02. Any such substitution shall be carried out in the manner described in Section 2.02. The Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in
Section 2.02, shall be deposited in the Certificate Account.

                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

            SECTION 3.01      CERTIFICATE ACCOUNT.

            (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

            (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

            (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

            (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Sections 2.02, 2.03 or 3.08 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

            (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

            (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

            SECTION 3.02     PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT.

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

            (i) to reimburse the Master Servicer, the Trustee or any Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 2.06, 3.08 or 9.01) respecting which any such Periodic Advance was made;

            (ii) to reimburse any Servicer, the Master Servicer or the Trustee for any Periodic Advances determined in good faith to have become Nonrecoverable Advances;

            (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

            (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

            (v) to reimburse the Master Servicer, any Servicer or the Trustee (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

            (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Sections 2.02, 2.03 or 2.06 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

            (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

            (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

            (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

            (x) to pay to the Master Servicer as additional master servicing compensation any Liquidation Profits which a Servicer is not entitled to pursuant to the applicable Servicing Agreement;

            (xi) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein; and

            (xii) to clear and terminate the Certificate Account pursuant to
      Section 9.01.

            (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

            SECTION 3.03      ADVANCES BY MASTER SERVICER AND TRUSTEE.

            (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event WFHM fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the WFHM Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trustee with respect to any such Distribution Date (i) the amount of Periodic Advances required of WFHM or such Other Servicer, as the case may be, (ii) the amount actually advanced by WFHM or such Other Servicer, (iii) the amount that the Trustee or Master Servicer is required to advance hereunder and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

            (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent WFHM fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the WFHM Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of WFHM, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

            (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i) and (v).

            (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

            SECTION 3.04      TRUSTEE TO COOPERATE;
                              RELEASE OF OWNER MORTGAGE LOAN FILES.

            Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trustee that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trustee. The Trustee shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trustee and the Trustee shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trustee by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trustee to the Master Servicer or such Servicer, as appropriate.

            Upon written certification of the Master Servicer or the Servicer pursuant to clause (ii) of the preceding paragraph, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

            SECTION 3.05      REPORTS TO THE TRUSTEE; ANNUAL COMPLIANCE
                              STATEMENTS.

            (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current Fannie Mae monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            (b) The Master Servicer shall deliver to the Trustee on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii)
(A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in
(iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trustee to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            SECTION 3.06 TITLE, MANAGEMENT AND DISPOSITION OF ANY REO MORTGAGE LOAN.

            The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of a REO Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

            SECTION 3.07      AMENDMENTS TO SERVICING AGREEMENTS,
                              MODIFICATION OF STANDARD PROVISIONS.

            (a) Subject to the prior written consent of the Trustee pursuant to
Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

            (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

            (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder or the Trustee, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the WFHM Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

            (ii) The Master Servicer may direct WFHM to enter into an amendment to the WFHM Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

            SECTION 3.08      OVERSIGHT OF SERVICING.

            The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations (including the obligation to maintain an Errors and Omissions Policy and Fidelity Bond) that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Upper-Tier REMIC or the Lower-Tier REMIC of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on either the Upper-Tier REMIC or the Lower-Tier REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

            For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless
(i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under
Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence; provided, however, that no such Opinion of Counsel need be delivered if the sole purpose of the modification is to reduce the Monthly Payment on a Mortgage Loan as a result of a Curtailment such that the Mortgage Loan is fully amortized by its original maturity date.

            During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

            The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

            The Seller shall have a limited option to repurchase any defaulted Mortgage Loan or REO Mortgage Loan during the following time periods: (i) beginning on the first day of the second month following the month in which the Master Servicer has reported that a Servicer has initiated foreclosure proceedings with respect to such a defaulted Mortgage Loan, with such repurchase option expiring on the last day of such second following month; (ii) beginning on the first day of the second month following the month in which the Master Servicer has reported that such defaulted Mortgage Loan has become an REO Mortgage Loan, with such repurchase option expiring on the last day of such second following month; and (iii) beginning on the day on which a Servicer accepts a contractual commitment by a third party to purchase the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan, with such repurchase option expiring on the earlier of the last day of the month in which such contractual commitment was accepted by the Servicer or the day immediately prior to the day on which the closing occurs with respect to such third party purchase of the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan. The Seller shall be entitled to repurchase at its option any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(b) of the Mortgage Loan Purchase Agreement, WFHM requests the Seller to repurchase and to sell to WFHM to facilitate the exercise of WFHM's rights against the originator or a prior holder of such Mortgage Loan. The purchase price for any Mortgage Loan repurchased pursuant to this paragraph shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trustee the certification required by
Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

            In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

            The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the Upper-Tier REMIC or the Lower-Tier REMIC.

            The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

            SECTION 3.09      TERMINATION AND SUBSTITUTION OF SERVICING
                              AGREEMENTS.

            Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) WFHM fails to make any advance, as a consequence of which the Trustee is obligated to make an advance pursuant to Section 3.03 and (ii) the Trustee provides WFHM written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trustee shall terminate the WFHM Servicing Agreement without the recommendation of the Master Servicer. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of such Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

            SECTION 3.10      APPLICATION OF NET LIQUIDATION PROCEEDS.

            For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

            SECTION 3.11      ACT REPORTS.

            The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

            SECTION 4.01      DISTRIBUTIONS.

            (a) (i) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

            first, to the Class A Certificates (other than the Class A-7 Certificates prior to the Distribution Date in August 2008), pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the Class A Interest Accrual Amount with respect to such Distribution Date;

            second, to the Class A Certificates (other than the Class A-7 Certificates prior to the Distribution Date in August 2008), pro rata, based upon their respective Class A Unpaid Interest Shortfalls, in an aggregate amount up to the Aggregate Class A Unpaid Interest Shortfall;

            third, (I) prior to the Distribution Date in August 2008, concurrently, to the Class A Certificates (other than the Class A-7 Certificates) and the Class A-7 Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and PO Optimal Principal Amount, (A) to the Class A Certificates (other than the Class A-7 Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-7 Certificates in an amount up to the PO Optimal Principal Amount and, (II) on and after the Distribution Date in August 2008, to the Class A Certificates, in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such classes in accordance with Section 4.01(b) or Section 4.01(c), as applicable;

            fourth, prior to the Distribution Date in August 2008, to the Class A-7 Certificates in an amount up to the PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth below, third to the Class B-4 Certificates pursuant to Paragraph sixteenth below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below, and sixth to the Class B-1 Certificates pursuant to Paragraph seventh below;

            fifth, to the Class B-1 Certificates, in an amount up to the Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

            sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

            seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the PO Deferred Amount as provided in Paragraph fourth above;

            eighth, to the Class B-2 Certificates, in an amount up to the Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

            ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

            tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the PO Deferred Amount as provided in Paragraph fourth above;

            eleventh, to the Class B-3 Certificates, in an amount up to the Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

            twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

            thirteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the PO Deferred Amount as provided in Paragraph fourth above;

            fourteenth, to the Class B-4 Certificates in an amount up to the Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

            fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

            sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the PO Deferred Amount as provided in Paragraph fourth above;

            seventeenth, to the Class B-5 Certificates in an amount up to the Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

            eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

            nineteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the PO Deferred Amount as provided in Paragraph fourth above;

            twentieth, to the Class B-6 Certificates in an amount up to the Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

            twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

            twenty-second, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the PO Deferred Amount as provided in Paragraph fourth above; and

            twenty-third, to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any amounts remaining in the Payment Account.

            Notwithstanding the foregoing, after the Principal Balance of any Class (other than the Class A-R and Class A-LR Certificates) has been reduced to zero, such Class will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

            With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class B Certificates will be allocated to the Classes of Class A Certificates (other than the Class A-7 Certificates prior to the Distribution Date in August 2008) and any Class of Class B Certificates with a lower numerical designation pro rata based on their outstanding Principal Balances.

            (ii) Distributions on the Uncertificated Lower-Tier Interests. Each Uncertificated Lower-Tier Interest (other than the Class A-LWIO Interest) shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class or Classes as provided herein. Each Uncertificated Lower-Tier Interest (other than the Class A-L1 Interest and Class A-L4 Interest) shall receive distributions in respect of interest in an amount equal to the Interest Accrual Amounts and Unpaid Interest Shortfalls, as the case may be, in respect of its Corresponding Upper-Tier Class or Classes, in each case to the extent actually distributed thereon. The Class A-L1 Interest shall receive a distribution in respect of interest in an amount equal to the sum of (i) the Interest Accrual Amount and any distribution in respect of Class A Unpaid Interest Shortfalls in each case actually distributed on the Class A-1 Certificates and (ii) prior to the Distribution Date in August 2008, the product of the Class A-L1 Interest Fraction and the Interest Accrual Amount and any distribution in respect of Class A Unpaid Interest Shortfalls in each case actually distributed on the Class A-8 Certificates. On each Distribution Date, the Class A-L4 Interest shall receive a distribution in respect of interest in an amount equal to the sum of
(i) the Interest Accrual Amount and any distribution in respect of Class A Unpaid Interest Shortfalls in each case actually distributed on the Class A-4 Certificates and (ii) prior to the Distribution Date in August 2008, the product of the Class A-L4 Interest Fraction and the Interest Accrual Amount and any distribution in respect of Class A Unpaid Interest Shortfalls in each case actually distributed on the Class A-8 Certificates. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the Principal Balances of the respective Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Lower-Tier Interest equals the Original Principal Balances of the respective Corresponding Upper-Tier Class or Classes.

            Prior to the Distribution Date in August 2008, the pass-through rate with respect to the Class A-L1 Interest, Class A-L2 Interest, Class A-L4 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be 5.900% per annum. Prior to the Distribution Date in August 2008, the pass-through rate with respect to the Class A-LWIO Interest will be a per annum rate equal to the excess of (i) the weighted average of the Net Mortgage Interest Rates of the Premium Mortgage Loans (based upon the Scheduled Principal Balance on the first day of the month preceding the month of such Distribution Date or, in the case of the first Distribution Date, on the aggregate Cut-Off Date Principal Balance of the Premium Mortgage Loans). Prior to the Distribution Date in August 2008, the Class A-L7 Interest is a principal-only interest and is not entitled to distributions of interest. On and after the Distribution Date in August 2008, the pass-through rate with respect to the Class A-L1 Interest, Class A-L2 Interest, Class A-L4 Interest, Class A-L7 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). On and after the distribution date in August 2008, the Class A-LWIO Interest will be entitled to no further distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) The Class A-8 and Class A-WIO Certificates are interest only certificates and are not entitled to distributions of principal.

      I. On each Distribution Date prior to the Distribution Date in August 2008 and the Subordination Depletion Date, the Class A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Class A Certificates (other than the Class A-7 Certificates) sequentially, as follows:

            first , concurrently, to the Class A-R and Class A-LR Certificates, pro rata;

            second, concurrently, as follows:

                  (i) 72.7272727074%, sequentially, as follows:

                        (A) to the Class A-1 Certificates; and

                        (B) concurrently, to the Class A-3 and Class A-4
            Certificates, pro rata; and

                  (ii) 27.2727272926% to the Class A-2 Certificates; and

            third, concurrently, to the Class A-5 and Class A-6 Certificates, pro rata.

      II. On or after the Distribution Date in August 2008 and prior to the Subordination Depletion Date, the Class A Non-PO Principal Distribution Amount on each Distribution Date will be allocated among and distributed in reduction of the Principal Balances of the Class A Certificates, concurrently, between (A) and (B), pro rata, as follows:

            (A) to the Class A-7 Certificates;

            (B) sequentially, as follows:

                  first , concurrently, as follows:

                        (i) 72.7272727074%, sequentially, as follows:

                              (a) to the Class A-1 Certificates; and

                              (b) concurrently, to the Class A-3 and Class A-4
                        Certificates, pro rata; and

                        (ii) 27.2727272926% to the Class A-2 Certificates; and

                  second, concurrently, to the Class A-5 and Class A-6 Certificates, pro rata.

            (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Subordination Depletion Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Class A Certificates (other than the Class A-7 Certificates prior to the Distribution Date in August 2008) pro rata in accordance with their outstanding Principal Balances without regard to either the proportions or the priorities set forth in
Section 4.01(b).

            (d)(i) For purposes of determining whether the Classes of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

            (A) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (B) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (C) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (D) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (E) if the Current Class B-5 Fractional Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

            (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Classes of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Classes of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Prepayment Percentage of any affected Class of Class B Certificates for such Distribution Date beginning with the affected Class with the lowest numerical Class designation and then, if necessary, the Class B Percentage of such Class of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Principal Balance of such Class of Class B Certificates to zero. The Class B Prepayment Percentages and the Class B Percentages of the remaining Classes of Class B Certificates will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Principal Balances of the affected Classes of Class B Certificates to zero; provided, however, that if the Principal Balances of all the Classes of Class B Certificates eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Prepayment Percentage and the Class B Percentage of the Class of Class B Certificates with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class B Prepayment Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class B Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Percentage or Class B Prepayment Percentage.

            (e) The Trustee shall establish and maintain the Upper-Tier Certificate Account, which shall be a separate trust account and an Eligible Account. On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds available on deposit in the Payment Account, (i) deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account the Lower-Tier Distribution Amount and (ii) distribute to the Class A-LR Certificateholder (other than as provided in Section 9.01 respecting the final distribution to Certificateholders) by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, the Class A Distribution Amount with respect to the Class A-LR Certificate and all other amounts distributable to the Class A-LR Certificate. The Trustee may clear and terminate the Upper-Tier Certificate Account pursuant to Section 9.01.

            (f) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(f) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.23, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates.

            In the event that, on any Distribution Date prior to the Final Distribution Date, the Principal Balance of any Class of Class A Certificates (other than the Class A-8, Class A-WIO, Class A-R or Class A-LR Certificates) or the Principal Balance of any Class of Class B Certificates would be reduced to zero or, in the case of the Class A-8 Certificates and Class A-WIO Certificates, the Class A-8 Notional Amount and Class A-WIO Notional Amount, respectively, would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trustee. The Trustee will then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with Section 4.01(a)(i).

            (g) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(f) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            SECTION 4.02      ALLOCATION OF REALIZED LOSSES.

            (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions) will be allocated as follows:

            first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

            second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

            third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

            fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

            fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

            sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

            seventh, concurrently, to the Class A Certificates (other than the Class A-7 Certificates prior to the Distribution Date in August 2008) and Class A-7 Certificates prior to the Distribution Date in August 2008, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

            This allocation of Realized Losses will be effected through the reduction of the applicable Class's Principal Balance.

            (b) Any Realized Losses allocated to a Class of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) shall be allocated among the Certificates of such Class based on their Percentage Interests.

            (c) After the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses will be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages.

            (d) Realized Losses allocated in accordance with this Section 4.02 will be allocated as follows: (i) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Mid-Month Receipt Period will be allocated on the Determination Date in the month following the month in which such Mid-Month Receipt Period ended and (ii) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Prior Month Receipt Period will be allocated on the Determination Date in the second month following the month which is such Prior Month Receipt Period.

            (e) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class or Classes as provided above.

            (f) With respect to any Distribution Date, the interest portion of Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            SECTION 4.03      PAYING AGENT.

            (a) The Master Servicer hereby appoints the Trustee as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by
Section 4.04 as agent of the Master Servicer.

            The Master Servicer may, at any time, remove or replace the Paying Agent.

            The Master Servicer shall cause any Paying Agent that is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

            (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

            (ii) give the Trustee notice of any default by the Master Servicer in remitting any required amount; and

            (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

            (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, an amount equal to the Pool Distribution Amount. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trustee or an affiliate of the Trustee, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

            SECTION 4.04      STATEMENTS TO CERTIFICATEHOLDERS;
                              REPORTS TO THE TRUSTEE AND THE SELLER.

            Concurrently with each distribution pursuant to Section 4.01(f), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

            (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

            (ii) (a) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class of Class A Certificates, (c) any Class A Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (e) the amount of any Relief Act Shortfall allocated to each Class of Class A Certificates for such Distribution Date;

            (iii) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

            (iv) (a) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates (c) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall with respect to each Class of Class B Certificates after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class B Certificates for such Distribution Date, and (e) the amount of any Relief Act Shortfall allocated to each Class of Class B Certificates for such Distribution Date;

            (v) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trustee pursuant to the Servicing Agreements or this Agreement;

            (vi) the number of Mortgage Loans outstanding as of the preceding Determination Date;

            (vii) the Class A Principal Balance, the Principal Balance of each Class of Class A Certificates the Class B Principal Balance and the Principal Balance of each Class of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

            (viii) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

            (ix) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by WFHM and, collectively, by the Other Servicers as of such Distribution Date;

            (x) the Class A Percentage for such Distribution Date;

            (xi) the Class A Prepayment Percentage for such Distribution Date;

            (xii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for such Distribution Date;

            (xiii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for such Distribution Date;

            (xiv) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

            (xv) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

            (xvi) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

            (xvii) the principal and interest portions of Realized Losses allocated as of such Distribution Date;

            (xviii) the amount by which the Principal Balance of each Class of Class B Certificates has been reduced as a result of Realized Losses allocated as of such Distribution Date;

            (xix) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

            (xx) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

            (xxi) in the case of the Class A-8 Certificates, the Class A-8 Notional Amount, if any;

            (xxii) in the case of the Class A-WIO Certificates, the Class A-WIO Notional Amount, if any;

            (xxiii) the PO Deferred Amount if any;

            (xxiv) the amount of PMI Advances made by a Servicer, if any; and

            (xxv) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trustee, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

            In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (i) and (ii) above and with respect to a Class of Class B Certificates pursuant to clauses (iii) and (iv) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Class A-R and Class A-LR Certificates) with a $1,000 Denomination, and as a dollar amount per Class A-R and Class A-LR Certificates with a $25 Denomination.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall, upon request, furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder and the information set forth in clauses (iii) and (iv)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Trustee pursuant to any requirements of the Code from time to time in force.

            Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trustee, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the reports required pursuant to this Section 4.04, the Paying Agent shall make available upon request to each Holder and each proposed transferee of a Class B-4, Class B-5 or Class B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A, which information shall be provided on a timely basis to the Paying Agent by the Master Servicer.

            SECTION 4.05      REPORTS TO MORTGAGORS AND THE INTERNAL REVENUE
                              SERVICE.

            The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

            SECTION 4.06 CALCULATION OF AMOUNTS; BINDING EFFECT OF INTERPRETATIONS AND ACTIONS OF MASTER SERVICER.

            The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates, the allocation of losses to the Certificates or otherwise, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

                                    ARTICLE V

                                THE CERTIFICATES

            SECTION 5.01      THE CERTIFICATES.

            (a) The Class A and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-R and Class A-LR Certificates, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class (other than the Class A-R and Class A-LR Certificates) that evidences one Single Certificate plus such additional principal portion or notional amount as is required in order for all Certificates of such Class to equal the aggregate Original Principal Balance or Original Class A-8 Notional Amount or Original Class A-WIO Notional Amount of such Class), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-WIO, A-R, A-LR, B-1, B-2,
B-3, B-4, B-5, B-6 and C (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trustee to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01. The aggregate principal portion (or notional amount) evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trustee, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive Certificates are issued pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Seller or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller or to, and deposited with the Certificate Custodian, on behalf of The Depository Trust Company, if directed to do so pursuant instructions from The Depository Trust Company. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

            (i) the provisions of this Section 5.01(b) shall be in full force and effect;

            (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

            (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

            (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

            (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

            SECTION 5.02      REGISTRATION OF CERTIFICATES.

            (a) The Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trustee or the Authenticating Agent in accordance with their standard procedures.

            (b) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trustee or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or
(ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class B-4, Class B-5 or Class B-6 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer, and (ii) the Trustee shall require the transferee (other than an affiliate of the Seller on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Seller or the Master Servicer. The Holder of a Class B-4, Class B-5 or Class B-6 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trustee is under an obligation to register the Class B-4, Class B-5 or Class B-6 Certificates under said Act or any other securities law.

            (c) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the Trustee and the Seller shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trustee, the Seller or the Master Servicer or (b) if such transferee is an insurance company,
(A) the source of funds used to purchase the Class B-4, Class B-5 or Class B-6 Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class B-4, Class B-5 or Class B-6 Certificate is covered by Sections I and III of PTE 95-60 or (ii) in the case of any such Class B-4, Class B-5 or Class B-6 Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Class B-4, Class B-5 or Class B-6 Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trustee, the Seller or the Master Servicer. The Class B-4, Class B-5 and Class B-6 Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

            (d) No legal or beneficial interest in all or any portion of the Class A-R or Class A-LR Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R or Class A-LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R or Class A-LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R or Class A-LR Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R or Class A-LR Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R or Class A-LR Certificate, unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R or Class A-LR Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R or Class A-LR Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

            The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R or Class A-LR Certificate, shall be accompanied by a written statement in the form attached as
Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R and Class A-LR Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

            Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R or Class A-LR Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R or Class A-LR Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R or Class A-LR Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R or Class A-LR Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R or Class A-LR Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R or Class A-LR Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

            SECTION 5.03      MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

            If (i) any mutilated Certificate is surrendered to the Trustee or the Authenticating Agent, or the Trustee or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

            SECTION 5.04      PERSONS DEEMED OWNERS.

            Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

            SECTION 5.05 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

            (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 15 days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trustee is not the Certificate Registrar, the Trustee shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

            (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

            SECTION 5.06      MAINTENANCE OF OFFICE OR AGENCY.

            The Trustee will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

            SECTION 5.07      DEFINITIVE CERTIFICATES.

            If (i)(A) the Master Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Class of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

            SECTION 5.08      NOTICES TO CLEARING AGENCY.

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

            SECTION 6.01      LIABILITY OF THE SELLER AND THE MASTER SERVICER.

            The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

            SECTION 6.02 MERGER OR CONSOLIDATION OF THE SELLER OR THE MASTER SERVICER.

            Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac.

            SECTION 6.03 LIMITATION ON LIABILITY OF THE SELLER, THE MASTER SERVICER AND OTHERS.

            Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with the performance of its duties and obligations and any legal action relating to this Agreement or the Certificates, including without limitation, any legal action against the Trustee in its capacity as Trustee hereunder, other than any loss, liability or expense (including without limitation, expenses payable by the Master Servicer under Section 8.06) incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A Certificates and Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

            SECTION 6.04      RESIGNATION OF THE MASTER SERVICER.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

            SECTION 6.05      COMPENSATION TO THE MASTER SERVICER.

            The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement, any investment income on funds on deposit in the Certificate Account and any Liquidation Profits to which a Servicer is not entitled under its Servicing Agreement.

            SECTION 6.06      ASSIGNMENT OR DELEGATION OF DUTIES BY MASTER
                              SERVICER.

            The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

            SECTION 6.07      INDEMNIFICATION OF TRUSTEE AND SELLER BY MASTER
                              SERVICER.

            The Master Servicer shall indemnify and hold harmless the Trustee and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

            SECTION 7.01      EVENTS OF DEFAULT.

            In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

            (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days;

            (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property;

            (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

            (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

            (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both Fannie Mae and Freddie Mac, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

            SECTION 7.02      OTHER REMEDIES OF TRUSTEE.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            SECTION 7.03 DIRECTIONS BY CERTIFICATEHOLDERS AND DUTIES OF TRUSTEE DURING EVENT OF DEFAULT.

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

            SECTION 7.04      ACTION UPON CERTAIN FAILURES OF THE
                              MASTER SERVICER AND UPON EVENT OF DEFAULT.

            In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

            SECTION 7.05      TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

            When the Master Servicer receives notice of termination pursuant to
Section 7.01 or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

            SECTION 7.06      NOTIFICATION TO CERTIFICATEHOLDERS.

            Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            SECTION 8.01      DUTIES OF TRUSTEE.

            The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; and

            (iii) The Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

            None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            SECTION 8.02      CERTAIN MATTERS AFFECTING THE TRUSTEE.

            Except as otherwise provided in Section 8.01:

            (i) The Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee may prescribe;

            (ii) The Trustee may consult with counsel, and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) Subject to Section 7.04, the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer; and

            (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            SECTION 8.03      TRUSTEE NOT REQUIRED TO MAKE INVESTIGATION.

            Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee shall be repaid by the Master Servicer upon demand.

            SECTION 8.04      TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE
                              LOANS.

            The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

            SECTION 8.05      TRUSTEE MAY OWN CERTIFICATES.

            The Trustee, and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent and may transact banking and/or trust business with the Seller, the Master Servicer or their Affiliates.

            SECTION 8.06      THE MASTER SERVICER TO PAY FEES AND EXPENSES.

            The Master Servicer covenants and agrees to pay to the Trustee from time to time, from its own funds, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and, except as otherwise agreed by the Master Servicer and the Trustee, the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith. The Trustee shall have no right of reimbursement from the Trust Estate for any such expenses, disbursements and advances not paid or reimbursed to it by the Master Servicer.

            SECTION 8.07      ELIGIBILITY REQUIREMENTS.

            The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

            SECTION 8.08      RESIGNATION AND REMOVAL.

            The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

            SECTION 8.09      SUCCESSOR.

            Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

            Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

            SECTION 8.10      MERGER OR CONSOLIDATION.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee hereunder; provided, however, that
(i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal, state or local tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

            SECTION 8.11      AUTHENTICATING AGENT.

            The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Seller and the Master Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

            SECTION 8.12      SEPARATE TRUSTEES AND CO-TRUSTEES.

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

            (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

            (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

            The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

            SECTION 8.13      APPOINTMENT OF CUSTODIANS.

            The Trustee may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01(a).

            SECTION 8.14      TAX MATTERS; COMPLIANCE WITH REMIC PROVISIONS.

            (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as two separate REMICs, or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trustee, the Trustee shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC using a calendar year as the taxable year and the accrual method of accounting; (ii) in the first such federal tax returns, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trustee and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Forms 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Upper-Tier REMIC and the Lower-Tier REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Code Section 860D(a)(2) other than the interests in the Upper-Tier REMIC represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-WIO and Class A-R Certificates and the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and the interests in the Lower-Tier REMIC represented by the Class A-L1, Class A-L2, Class A-L4, Class A-L7, Class A-LWIO, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests and the Class A-LR Certificate; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code
Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Upper-Tier REMIC or Lower-Tier REMIC or the Trust Estate to tax or (c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow either the Upper-Tier REMIC or the Lower-Tier REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the Upper-Tier REMIC or the Lower-Tier REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Upper-Tier REMIC or Lower-Tier REMIC, as the case may be, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the Upper-Tier REMIC and the Lower-Tier REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R and Class A-LR Certificateholders for such purpose (or if the Master Servicer is not so permitted, the Holders of the Class A-R and Class A-LR Certificates shall be tax matters persons for the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

            In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of either REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of either REMIC as described above, the Trustee hereby indemnifies the Seller and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Seller or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee, respectively, to perform its obligations under this
Section 8.14.

            SECTION 8.15      MONTHLY ADVANCES.

            In the event that WFHM fails to make a Periodic Advance required to be made pursuant to the WFHM Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by WFHM, the Trustee shall be entitled, pursuant to Section 3.02(a)(i) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                   ARTICLE IX

                                   TERMINATION

            SECTION 9.01      TERMINATION UPON PURCHASE BY THE
                              SELLER OR LIQUIDATION OF ALL MORTGAGE LOANS.

            Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section
9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.22. In the case of any purchase by the Seller pursuant to said clause
(i), the Seller shall provide to the Trustee the certification required by
Section 3.04 and the Trustee and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Seller is exercising its right to purchase, the Seller shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to
(i) as to the Classes of Class A Certificates, the respective Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Class A-R and Class A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Such amount shall be distributed in respect of interest and principal in respect of the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes in the manner specified in Section 4.01(a)(ii). Notwithstanding the foregoing, if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Section 4.02(a) and 4.02(e) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trustee shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders. The Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

            SECTION 9.02      ADDITIONAL TERMINATION REQUIREMENTS.

            In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the Upper-Tier REMIC and the Lower-Tier REMIC; and

            (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

            SECTION 10.01     AMENDMENT.

            (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake,
(ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or in the related Prospectus, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate, the Upper-Tier REMIC or the Lower-Tier REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Upper-Tier Certificate Account and Lower-Tier Certificate Account provided that such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Upper-Tier or Lower-Tier REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, any amendment pursuant to clause (iv) or (vi) shall not be deemed to adversely affect in any material respect the interest of Certificateholders and no Opinion of Counsel to that effect shall be required if the person requesting the amendment instead obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee, with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

            A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trustee.

            SECTION 10.02     RECORDATION OF AGREEMENT.

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 10.03     LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 10.04     GOVERNING LAW; JURISDICTION.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 10.05     NOTICES.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Wells Fargo Asset Securities Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Wells Fargo Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer and (iii) in the case of the Trustee, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice; provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer or the Trustee shall not be effective until received.

            For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Servicer or a Certificateholder.

            SECTION 10.06     SEVERABILITY OF PROVISIONS.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 10.07     SPECIAL NOTICES TO RATING AGENCIES.

            (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

            (i) any amendment to this Agreement pursuant to Section 10.01(a);

            (ii) any sale or transfer of the Class B Certificates pursuant to
      Section 5.02 to an affiliate of the Seller;

            (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

            (iv) any resignation of the Master Servicer pursuant to Section
      6.04;

            (v) the occurrence of any of the Events of Default described in
      Section 7.01;

            (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

            (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

            (viii) the making of a final payment pursuant to Section 9.01.

            (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

            (i) the appointment of a Custodian pursuant to Section 2.02;

            (ii) the resignation or removal of the Trustee pursuant to Section 8.08;

            (iii) the appointment of a successor trustee pursuant to Section 8.09; or

            (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

            (c) The Master Servicer shall deliver to each Rating Agency:

            (i) reports prepared pursuant to Section 3.05; and

            (ii) statements prepared pursuant to Section 4.04.

            SECTION 10.08     COVENANT OF SELLER.

            The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

            SECTION 10.09     RECHARACTERIZATION.

            The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

            SECTION 11.01     CLASS A FIXED PASS-THROUGH RATE.

            The Class A Fixed Pass-Through Rate is 5.900% per annum.

            SECTION 11.02     CUT-OFF DATE.

            The Cut-Off Date for the Certificates is February 1, 2002.

            SECTION 11.03     CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE.

            The Cut-Off Date Aggregate Principal Balance is $641,859,123.33.

            SECTION 11.04     ORIGINAL CLASS A PERCENTAGE.

            The Original Class A Percentage is 97.06787361%.

            SECTION 11.05 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS A CERTIFICATES.

            As to the following Classes of Class A Certificates, the Principal Balance of such Class as of the Cut-Off Date, as follows:

                                                    Original
                 Class                         Principal Balance
                 -----                         -----------------

              Class A-1                        $  200,000,000.00
              Class A-2                        $  125,000,000.00
              Class A-3                        $   83,333,333.00
              Class A-4                        $   50,000,000.00
              Class A-5                        $  150,779,667.00
              Class A-6                        $    7,100,000.00
              Class A-7                        $    7,032,143.00
              Class A-R                        $           25.00
              Class A-LR                       $           25.00

            SECTION 11.05 (A) ORIGINAL CLASS A-8 NOTIONAL AMOUNT

            The Original Class A-8 Notional Amount is $88,983,050.85.

            SECTION 11.05 (B) ORIGINAL CLASS A-WIO NOTIONAL AMOUNT

            The Original Class A-WIO Notional Amount is $477,543,488.90.

            SECTION 11.06     ORIGINAL CLASS A NON-PO PRINCIPAL BALANCE.

            The Original Class A Non-PO Principal Balance is $616,213,050.00.

            SECTION 11.07     ORIGINAL SUBORDINATED PERCENTAGE.

            The Original Subordinated Percentage is 2.93212639%.

            SECTION 11.08     ORIGINAL CLASS B PRINCIPAL BALANCE.

            The Original Class B Principal Balance is $18,613,929.42.

            SECTION 11.09 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS B CERTIFICATES.

            As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Cut-Off Date, is as follows:

                                                    Original
                 Class                         Principal Balance
                 -----                         -----------------

              Class B-1                        $    9,948,000.00
              Class B-2                        $    3,209,000.00
              Class B-3                        $    2,246,000.00
              Class B-4                        $      962,000.00
              Class B-5                        $    1,283,000.00
              Class B-6                        $      965,929.42

            SECTION 11.10     ORIGINAL CLASS B-1 FRACTIONAL INTEREST.

            The Original Class B-1 Fractional Interest is 1.36508524%.

            SECTION 11.11     ORIGINAL CLASS B-2 FRACTIONAL INTEREST.

            The Original Class B-2 Fractional Interest is 0.85959317%.

            SECTION 11.12     ORIGINAL CLASS B-3 FRACTIONAL INTEREST.

            The Original Class B-3 Fractional Interest is 0.50579599%.

            SECTION 11.13     ORIGINAL CLASS B-4 FRACTIONAL INTEREST.

            The Original Class B-4 Fractional Interest is 0.35425863%.

            SECTION 11.14     ORIGINAL CLASS B-5 FRACTIONAL INTEREST.

            The Original Class B-5 Fractional Interest is 0.15215632%.

            SECTION 11.15     ORIGINAL CLASS B-1 PERCENTAGE.

            The Original Class B-1 Percentage is 1.56704115%.

            SECTION 11.16     ORIGINAL CLASS B-2 PERCENTAGE.

            The Original Class B-2 Percentage is 0.50549206%.

            SECTION 11.17     ORIGINAL CLASS B-3 PERCENTAGE.

            The Original Class B-3 Percentage is 0.35379719%.

            SECTION 11.18     ORIGINAL CLASS B-4 PERCENTAGE.

            The Original Class B-4 Percentage is 0.15153735%.

            SECTION 11.19     ORIGINAL CLASS B-5 PERCENTAGE.

            The Original Class B-5 Percentage is 0.20210231%.

            SECTION 11.20     ORIGINAL CLASS B-6 PERCENTAGE.

            The Original Class B-6 Percentage is 0.15215633%.

            SECTION 11.21     CLOSING DATE.

            The Closing Date is February 27, 2002.

            SECTION 11.22     RIGHT TO PURCHASE.

            The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $64,185,912.33 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

            SECTION 11.23     WIRE TRANSFER ELIGIBILITY.

            With respect to the Class A Certificates (other than the Class A-8, Class A-WIO, Class A-R and Class A-LR Certificate), and the Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. The Class A-R and Class A-LR Certificates are not eligible for wire transfer. With respect to the Class A-8 and Class A-WIO Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 2% Percentage Interest.

            SECTION 11.24     SINGLE CERTIFICATE.

            A Single Certificate for each Class of Class A Certificates (other than the Class A-6, Class A-7, Class A-8, Class A-WIO, Class A-R and Class A-LR Certificates) represents a $25,000 Denomination. A Single Certificate for the Class A-6, Class A-7, Class B-1, Class B-2 and Class B-3 Certificates represents a $100,000 Denomination. A Single Certificate for the Class A-8 Certificates represents a $2,002,342 Denomination. A Single Certificate for the Class A-WIO Certificates represents a $13,644,099 Denomination. A Single Certificate for the Class B-4, Class B-5 and Class B-6 Certificates represents a $250,000 Denomination. A Single Certificate for the Class A-R and Class A-LR Certificates represents a $25 Denomination.

            SECTION 11.25     SERVICING FEE RATE.

            The rate used to calculate the Servicing Fee is equal to such rate as is set forth on the Mortgage Loan Schedule with respect to a Mortgage Loan.

            SECTION 11.26     MASTER SERVICING FEE RATE.

            The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.017% per annum.

            IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       WELLS FARGO ASSET SECURITIES
                                          CORPORATION
                                            as Seller

                                       By:  ___________________________________
                                            Name:  Susan M. Hughes
                                            Title: Vice President


                                       WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                            as Master Servicer

                                       By:  ___________________________________
                                            Name:  William B. Hill III
                                            Title: Vice President


                                       FIRST UNION NATIONAL BANK
                                          as Trustee

                                       By:  ___________________________________
                                            Name:
                                            Title:

Attest:
By: ___________________________________
Name: _________________________________
Title: ________________________________

STATE OF MARYLAND             )
                              ss.:
COUNTY OF MONTGOMERY          )


            On this 27th day of February, 2002, before me, a notary public in and for the State of Maryland, personally appeared Susan M. Hughes, known to me who, being by me duly sworn, did depose and say that she resides in Potomac, Maryland; that she is Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.



_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND             )
                              ss.:
COUNTY OF FREDERICK           )


            On this 27th day of February, 2002, before me, a notary public in and for the State of Maryland, personally appeared William B. Hill III, known to me who, being by me duly sworn, did depose and say that he resides in Frederick, Maryland; that he is a Vice President of Wells Fargo Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              ss.:
COUNTY OF                     )

            On this 27th day of February, 2002, before me, a notary public in and for the State of North Carolina, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides in _________________, North Carolina; that s/he is a ____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said association.



_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              ss.:
COUNTY OF                     )

            On this 27th day of February, 2002, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that s/he resides in __________________, North Carolina; that s/he is a _____________________ of
First Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said association.



_________________________
Notary Public

[NOTARIAL SEAL]

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 2002-A CLASS A-1

                 evidencing an interest in a pool of adjustable
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AA 8                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-1 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of the Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 3.400% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 2002-A CLASS A-2

                 evidencing an interest in a pool of adjustable
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002
CUSIP No.: 94978N AB 6                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-2 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of the Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 5.900% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 2002-A CLASS A-3

                 evidencing an interest in a pool of adjustable
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AC 4                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-3 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of the Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 5.900% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 2002-A CLASS A-4

                 evidencing an interest in a pool of adjustable
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AD 2                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-4 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of the Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 5.400% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 2002-A CLASS A-5

                 evidencing an interest in a pool of adjustable
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AE 0                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-5 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of the Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 5.900% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 2002-A CLASS A-6

          evidencing an interest in a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may
          include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            AFTER THE SUBORDINATION DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS A-5 Certificates WILL BE BORNE BY THE CLASS A-6 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AF 7                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-6 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of the Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 5.900% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-7
                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]


                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-A, CLASS A-7

          evidencing an interest in a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date: February 1, 2002

CUSIP No.: 94978N AG 5                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination: $
 by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-7 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of the Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Prior to the Distribution Date in August 2008, the Class A-7 Certificates are not entitled to distributions in respect of interest. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month commencing July 1, 2008 will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee



                                       By:____________________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee



By ________________________
   Authorized Officer

                                   EXHIBIT A-8
                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 2002-A CLASS A-8

                 evidencing an interest in a pool of adjustable
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AH 3                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination: $
by this Certificate: %                   (Initial notional amount)

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-8 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of the Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-8 Certificates are not entitled to distributions in respect of principal. Prior to the Distribution Date in August 2008, interest will accrue on the Class A-8 Certificates each month in an amount equal to the product of (i) 1/12th of 5.900% and (ii) the notional amount of the Class A-8 Certificates as of the related Distribution Date. On and after the Distribution Date in August 2008, the pass-through rate on the Class A-8 Certificates will be zero. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                  EXHIBIT A-WIO
                    [FORM OF FACE OF CLASS A-WIO CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-A CLASS A-WIO

                 evidencing an interest in a pool of adjustable
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AJ 9                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination: $
by this Certificate: %                   (Initial notional amount)

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-WIO Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-WIO Certificates required to be distributed to Holders of the Class A-WIO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The Class A-WIO Certificates are not entitled to distributions in respect of principal. For each Distribution Date prior to the Distribution Date in August 2008, the pass-through rate on the Class A-WIO Certificates will be a per annum rate equal to the excess of (i) the weighted average of the Net Mortgage Interest Rates of the Premium Mortgage Loans (based on the Scheduled Principal Balances of the Premium Mortgage Loans on the first day of the month preceding the month of such Distribution Date or, in the case of the first Distribution Date on the aggregate Cut-Off Date Principal Balance of the Premium Mortgage Loans) over (ii) 5.900%. On and after the Distribution Date in August 2008, the pass-through rate on the Class A-WIO Certificates will be zero. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-WIO Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE UPPER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-A, CLASS A-R

                 evidencing an interest in a pool of adjustable
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AK 6                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-R Certificate required to be distributed to the Holder of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 5.900% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                  EXHIBIT A-LR
                    [Form of Face of Class A-LR Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-LR CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE LOWER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-A, CLASS A-LR

                 evidencing an interest in a pool of adjustable
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AL 4                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-LR Certificate with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-LR Certificate required to be distributed to the Holder of the Class A-LR Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-LR Certificate applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 5.900% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-LR Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-A, CLASS B-1

   evidencing an interest in a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AM 2                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of the Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 5.900% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-A, CLASS B-2

   evidencing an interest in a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AN 0                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of the Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 5.900% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-A, CLASS B-3

   evidencing an interest in a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AP 5                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ____________________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of the Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 5.900% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-A, CLASS B-4

   evidencing an interest in a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AQ 3                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of the Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 5.900% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-A, CLASS B-5

   evidencing an interest in a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AR 1                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:   March 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of the Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 5.900% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-A, CLASS B-6

   evidencing an interest in a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date:  February 1, 2002

CUSIP No.: 94978N AS 9                   First Distribution Date: March 25, 2002

Percentage Interest evidenced            Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  March 25, 2032

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of adjustable interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of the Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-6 Certificates applicable to each Distribution Date prior to the Distribution Date in August 2008 will be 5.900% per annum. On and after the Distribution Date in August 2008, the pass-through rate will be a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Scheduled Principal Balances of the Mortgage Loans on the first day of the month preceding the month of such Distribution Date). The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                       First Union National Bank,
                                            Trustee



                                       By____________________________
                                            Authorized Officer

Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                    EXHIBIT C

                 [Form of Reverse of Series 2002-A Certificates]

                    WELLS FARGO ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-A

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT
                                   ----------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
             (Please print or typewrite name and address including
                          postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________

Social Security or other Identifying Number of Assignee:

Dated:



                                       _____________________________________
                                       Signature by or on behalf of assignor



                                       ___________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to__________________________________________ for the account of _________________________________ account number_____________, or, if mailed by check, to ___________________________________________________________.
Applicable statements should be mailed to ______________________________________
_______________________________________________.

            This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT
                               -------------------

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), WELLS FARGO ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                           W I T N E S S E T H  T H A T
                           - - - - - - - - - -  - - - -

            WHEREAS, the Seller, the Master Servicer and the Trustee, have entered into a Pooling and Servicing Agreement dated as of February 27, 2002 relating to the issuance of Mortgage Pass-Through Certificates, Series 2002-A (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          CUSTODY OF MORTGAGE DOCUMENTS

            Section 2.01. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.02. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.03. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trustee.

            Section 2.04. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trustee.

            Section 2.05. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

            From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless
(i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

            Section 2.06. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                  ARTICLE III

                            CONCERNING THE CUSTODIAN

            Section 3.01. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.02. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.03. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.04. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.05. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

            Section 3.06. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.07. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            Section 4.01. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.02. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            SECTION 4.03. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


            Section 4.04. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                   FIRST UNION NATIONAL BANK

401 South Tryon Street                     By:__________________________________
Charlotte, North Carolina, 28288           Name:________________________________
                                           Title:_______________________________

Address:                                   WELLS FARGO ASSET SECURITIES
                                           CORPORATION

7485 New Horizon Way
Frederick, Maryland 21703                  By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

Address:                                   WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION

7485 New Horizon Way
Frederick, Maryland 21703                  By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________
                                           [CUSTODIAN]
Address:
                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

STATE OF                )
                        )  ss.:
COUNTY OF               )




            On this ____ day of _________, 20__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Wells Fargo Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                         ______________________________________
                                         Notary Public


[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of _________, 20__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Wells Fargo Bank
Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                         ______________________________________
                                         Notary Public


[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ___ day of ________, 20__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                         ______________________________________
                                         Notary Public


[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of ________, 20 , before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the _______________________ of
______________________, a _________________________, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                         ______________________________________
                                         Notary Public


[NOTARIAL SEAL]

                                   EXHIBIT F-1

                       [Schedule of Type 1 Mortgage Loans]

WFMBS
WFMBS 2002-A EXHIBIT F-1
7/1 ARM LOANS

(i)       (ii)                                     (iii)   (iv)      (v)         (vi)     (vii)   (viii)  (ix)
--------------------------------------------------------------------------------------------------------------------
                                                                     CURRENT
                                                           CURRENT   NET
MORTGAGE                                                   MORTGAGE  MORTGAGE    CURRENT          ORIGINAL SCHEDULED
LOAN                                        ZIP   PROPERTY INTEREST  INTEREST    MONTHLY  GROSS   TERM TO  MATURITY
NUMBER    CITY                       STATE  CODE  TYPE     RATE      RATE        PAYMENT  MARGIN  MATURITY DATE
--------------------------------------------------------------------------------------------------------------------
0077239   BURKE                       VA    22015   SFD        7.000    6.608   $4,046.87   2.750   360    1-Oct-31
0100689   MISSOURI CITY               TX    77459   SFD        6.875    6.483   $3,225.52   2.750   360    1-Oct-31
1010405   GAITHERSBURG                MD    20878   SFD        6.500    6.108   $2,326.01   2.750   360    1-Dec-31
1010959   SEATTLE                     WA    98178   SFD        6.500    6.108   $2,793.74   2.750   360    1-Oct-31
1011395   EDWARDS                     CO    81632   SFD        6.500    6.108   $3,476.37   2.750   360    1-Oct-31
1013741   RANCHO MIRAGE               CA    92270   SFD        6.375    5.983   $4,460.67   2.750   360    1-Dec-31
2030579   WASHINGTON                  DC    20015   SFD        6.500    6.108   $2,939.12   2.750   360    1-Oct-31
2118421   MOUNT SINAI                 NY    11766   SFD        6.875    6.483   $2,299.25   2.750   360    1-Oct-31
2124610   PLEASANTVILLE               NY    10570   SFD        6.375    5.983   $2,495.48   2.750   360    1-Dec-31
2187590   MABLETON                    GA    30126   SFD        6.500    6.108   $1,971.55   2.750   360    1-Oct-31
2557410   BURR RIDGE                  IL    60521   SFD        6.375    5.983   $2,464.29   2.750   360    1-Oct-31
2822706   WESTWOOD                    MA    02090   SFD        6.500    6.108   $2,054.22   2.750   360    1-Nov-31
2937034   SAN RAMON                   CA    94583   LCO        6.625    6.233   $1,170.42   2.750   360    1-Oct-31
2947692   CORONA DEL MAR              CA    92625   SFD        6.250    5.858   $3,385.42   2.750   360    1-Oct-31
2959976   PROSPECT                    KY    40059   SFD        7.125    6.733   $5,659.24   2.750   360    1-Oct-31
2966751   SHOREVIEW                   MN    55126   SFD        6.875    6.483   $2,589.58   2.750   360    1-Oct-31
2982315   SARASOTA                    FL    34236   HCO        6.500    6.108   $2,452.42   2.750   360    1-Nov-31
2986604   RENO                        NV    89511   SFD        6.875    6.483   $2,154.73   2.750   360    1-Oct-31
3828308   PLYMOUTH                    MN    55441   SFD        6.500    6.108   $2,118.69   2.750   360    1-Nov-31
3832326   LIVINGSTON                  NJ    07039   LCO        6.500    6.108   $2,281.77   2.750   360    1-Oct-31
3838588   LAKEWOOD                    CO    80227   SFD        6.875    6.483   $2,575.16   2.750   360    1-Oct-31
3842535   MEQUON                      WI    53092   SFD        6.750    6.358   $3,567.29   2.750   360    1-Oct-31
3842616   CARLISLE                    MA    01741   SFD        6.875    6.483   $3,343.77   2.750   360    1-Oct-31
3844819   PARKER                      CO    80138   SFD        6.500    6.108   $1,690.00   2.750   360    1-Oct-31
3846865   EDISON                      NJ    08820   SFD        6.750    6.358   $2,210.91   2.750   360    1-Nov-31
3847015   DOUGLASTON                  NY    11362   LCO        6.500    6.108   $2,411.97   2.750   360    1-Dec-31
3850228   KENNEBUNKPORT               ME    04046   SFD        6.500    6.108   $2,243.84   2.750   360    1-Nov-31
3850418   WARREN                      NJ    07059   SFD        6.500    6.108   $2,939.12   2.750   360    1-Oct-31
3851857   BROKEN ARROW                OK    74012   SFD        6.625    6.233   $2,285.91   2.750   360    1-Oct-31
3854069   OAK PARK                    IL    60302   SFD        6.375    5.983   $1,990.14   2.750   360    1-Dec-31
3854241   LAKEVILLE                   MN    55044   SFD        6.750    6.358   $2,315.50   2.750   360    1-Oct-31
3854327   PRIOR LAKE                  MN    55372   SFD        6.375    5.983   $2,551.63   2.750   360    1-Oct-31
3854413   MANHATTAN BEACH             CA    90266   SFD        6.500    6.108   $3,055.00   2.750   360    1-Oct-31
3858315   CAMARILLO                   CA    93012   SFD        6.500    6.108   $2,412.48   2.750   360    1-Nov-31
3858417   LAFAYETTE                   CO    80026   SFD        6.750    6.358   $3,113.27   2.750   360    1-Oct-31
3858765   SAN DIEGO                   CA    92128   SFD        6.500    6.108   $3,033.93   2.750   360    1-Oct-31
3891517   LAFAYETTE                   CO    80026   SFD        6.625    6.233   $2,351.22   2.750   360    1-Dec-31
3891599   SEA ISLE CITY               NJ    08243   SFD        6.750    6.358   $3,632.15   2.750   360    1-Oct-31
3892000   PLYMOUTH                    MN    55446   SFD        6.250    5.858   $3,053.96   2.750   360    1-Oct-31
3892077   FORT COLLINS                CO    80528   SFD        6.500    6.108   $2,052.96   2.750   360    1-Nov-31
3892309   CINCINNATI                  OH    45243   SFD        6.375    5.983   $6,238.70   2.750   360    1-Nov-31
3892401   CINCINNATI                  OH    45249   SFD        6.375    5.983   $3,041.37   2.750   360    1-Nov-31
3922090   CINCINNATI                  OH    45249   SFD        6.375    5.983   $3,109.99   2.750   360    1-Nov-31
3970432   UPPER LAKE                  CA    95485   SFD        7.000    6.608   $2,281.99   2.750   360    1-Oct-31
4075943   LOS ANGELES                 CA    91423   SFD        6.625    6.233   $2,894.21   2.750   360    1-Nov-31
4081956   NEWPORT BEACH               CA    92660   SFD        6.250    5.858   $4,741.02   2.750   360    1-Nov-31
4085874   WAYZATA                     MN    55391   SFD        6.500    6.108   $2,645.99   2.750   360    1-Oct-31
4087631   SCOTCH PLAINS               NJ    07076   SFD        6.500    6.108   $2,477.71   2.750   360    1-Oct-31
4113155   LIVERMORE                   CA    94550   SFD        6.250    5.858   $2,412.26   2.750   360    1-Nov-31
4115622   DEEPHAVEN                   MN    55391   SFD        6.250    5.858   $1,859.47   2.750   360    1-Oct-31
4120713   EDEN PRAIRIE                MN    55347   SFD        6.625    6.233   $3,588.54   2.750   360    1-Oct-31
4128799   COLORADO SPRINGS            CO    80919   SFD        6.500    6.108   $2,559.88   2.750   360    1-Oct-31
4130260   EDINA                       MN    55436   SFD        6.625    6.233   $4,150.17   2.750   360    1-Nov-31
4131348   PEAPACK GLADSTONE           NJ    07934   SFD        6.625    6.233   $3,560.94   2.750   360    1-Oct-31
4139457   SIMI VALLEY                 CA    93065   SFD        6.625    6.233   $2,974.12   2.750   360    1-Nov-31
4140028   SCOTTS VALLEY               CA    95066   SFD        6.375    5.983   $3,618.45   2.750   360    1-Dec-31
4151445   BARRINGTON                  IL    60010   SFD        6.375    5.983   $4,179.93   2.750   360    1-Nov-31
4159612   CAMARILLO                   CA    93012   SFD        6.625    6.233   $1,927.34   2.750   360    1-Oct-31
4168514   REDONDO BEACH               CA    90277   SFD        6.875    6.483   $2,197.89   2.750   360    1-Nov-31
4183190   SUGAR LAND                  TX    77479   SFD        6.500    6.108   $4,445.97   2.750   360    1-Nov-31
4231257   WEST HOLLYWOOD              CA    90048   SFD        6.625    6.233   $2,932.63   2.750   360    1-Nov-31
4241378   LOS ANGELES                 CA    90077   SFD        6.750    6.358   $6,485.98   2.750   360    1-Nov-31
4249246   NOVATO                      CA    94945   SFD        5.375    4.983   $2,441.48   2.750   360    1-Jan-32
4249938   LEESBURG                    VA    20176   SFD        6.375    5.983   $4,055.15   2.750   360    1-Aug-31
4250115   NEW YORK                    NY    10001   HCO        6.875    6.483   $3,678.81   2.750   360    1-Dec-31
4255325   NEW YORK                    NY    10023   COP        6.375    5.983   $3,078.80   2.750   360    1-Dec-31
4261234   BLAIRSTOWN                  NJ    07825   SFD        6.875    6.483   $2,102.18   2.750   360    1-Dec-31
4261294   GREAT FALLS                 VA    22066   SFD        7.125    6.733   $2,677.81   2.750   360    1-Jan-32
4262171   SAN JOSE                    CA    95129   SFD        7.250    6.858   $2,892.43   2.750   360    1-Jan-32
4266659   ANNAPOLIS                   MD    21401   SFD        5.500    5.108   $3,157.38   2.750   360    1-Jan-32
4269874   MADISON                     WI    53711   SFD        6.500    6.108   $2,123.75   2.750   360    1-Oct-31
4273286   BRENTWOOD                   CA    94513   SFD        5.625    5.233   $1,760.65   2.750   360    1-Dec-31
4274804   LARCHMONT                   NY    10538   SFD        6.375    5.983   $4,332.78   2.750   360    1-Nov-31
4274941   CENTREVILLE                 VA    20121   SFD        6.625    6.233   $1,992.97   2.750   360    1-Jan-32
4275417   BROOKLYN                    NY    11215   COP        7.125    6.733   $2,492.76   2.750   360    1-Oct-31
4276635   MILFORD                     CT    06460   SFD        5.625    5.233   $1,692.43   2.750   360    1-Dec-31
4276746   BELLE HARBOR                NY    11694   SFD        6.750    6.358   $2,853.84   2.750   360    1-Sep-31
4278820   NEW YORK                    NY    10024   COP        6.500    6.108   $1,738.19   2.750   360    1-Oct-31
4283814   NORTHVILLE                  MI    48167   SFD        6.000    5.608   $3,822.26   2.750   360    1-Dec-31
4284460   WILMETTE                    IL    60091   SFD        5.875    5.483   $3,980.31   2.750   360    1-Jan-32
4285603   PRINCETON                   NJ    08540   SFD        7.000    6.608   $2,128.97   2.750   360    1-Jan-32
4285910   CUMMING                     GA    30041   SFD        6.000    5.608   $2,158.39   2.750   360    1-Jan-32
4296750   SANTA CRUZ                  CA    95062   SFD        6.625    6.233   $2,173.86   2.750   360    1-Dec-31
4297402   ATLANTA                     GA    30327   SFD        5.250    4.858   $5,212.81   2.750   360    1-Dec-31
4297540   MOORESTOWN                  NJ    08057   SFD        5.625    5.233   $2,302.63   2.750   360    1-Jan-32
4298843   SOUTH GRAFTON               MA    01560   SFD        7.000    6.608   $2,075.68   2.750   360    1-Feb-32
4299572   SAN CLEMENTE                CA    92673   SFD        6.375    5.983   $3,119.35   2.750   360    1-Dec-31
4308321   DANVILLE                    CA    94506   SFD        5.000    4.608   $3,020.83   2.750   360    1-Dec-31
4311210   HAYMARKET                   VA    20169   SFD        5.875    5.483   $1,715.46   2.750   360    1-Dec-31
4311358   HALF MOON BAY               CA    94019   SFD        6.750    6.358   $3,656.25   2.750   360    1-Jan-32
4311607   PACIFIC PALISADES           CA    90272   SFD        6.500    6.108   $3,776.61   2.750   360    1-Dec-31
4312632   PALO ALTO                   CA    94306   SFD        6.625    6.233   $3,201.56   2.750   360    1-Jan-32
4312833   BROOKLYN                    NY    11238   COP        6.625    6.233   $2,305.12   2.750   360    1-Dec-31
4313144   AUSTIN                      TX    78703   SFD        6.375    5.983   $2,389.42   2.750   360    1-Oct-31
4314739   COTO DE CAZA                CA    92679   SFD        6.625    6.233   $3,520.43   2.750   360    1-Sep-31
4315370   BROOKLYN                    NY    11215   COP        7.000    6.608   $2,561.42   2.750   360    1-Jan-32
4315375   STUDIO CITY                 CA    91604   SFD        6.000    5.608   $2,488.14   2.750   360    1-Dec-31
4315627   BROOKLYN                    NY    11215   COP        6.875    6.483   $2,010.21   2.750   360    1-Dec-31
4315779   EDEN PRAIRIE                MN    55347   SFD        6.875    6.483   $2,759.11   2.750   360    1-Nov-31
4317305   MCLEAN                      VA    22101   SFD        6.750    6.358   $2,211.72   2.750   360    1-Jan-32
4320532   SARASOTA                    FL    34238   SFD        6.375    5.983   $2,235.95   2.750   360    1-Dec-31
4323375   HIGHLAND VILLAGE            TX    75077   SFD        5.875    5.483   $3,076.00   2.750   360    1-Nov-31
4323381   ATLANTA                     GA    30306   SFD        5.750    5.358   $3,618.16   2.750   360    1-Jan-32
4323970   HINGHAM                     MA    02043   SFD        5.625    5.233   $4,605.26   2.750   360    1-Dec-31
4326420   WASHINGTON                  DC    20015   SFD        6.625    6.233   $5,520.83   2.750   360    1-Nov-31
4327283   NEW CANAAN                  CT    06840   SFD        6.500    6.108   $3,470.06   2.750   360    1-Dec-31
4328508   LOS GATOS                   CA    95030   SFD        6.625    6.233   $3,681.79   2.750   360    1-Nov-31
4328515   PRIOR LAKE                  MN    55372   SFD        6.750    6.358   $3,119.76   2.750   360    1-Nov-31
4330238   SANTA CRUZ                  CA    95062   SFD        6.875    6.483   $2,627.72   2.750   360    1-Oct-31
4330421   SAN MATEO                   CA    94402   SFD        6.625    6.233   $3,790.64   2.750   360    1-Dec-31
4332371   HARVEY CEDARS               NJ    08008   MF2        6.625    6.233   $3,937.92   2.750   360    1-Dec-31
4332980   HUNTINGTON BEACH            CA    92648   SFD        6.875    6.483   $5,262.00   2.750   360    1-Jan-32
4333715   LIBERTYVILLE                IL    60048   SFD        6.375    5.983   $2,339.52   2.750   360    1-Feb-32
4333745   EASTON                      CT    06612   SFD        6.875    6.483   $2,463.49   2.750   360    1-Jan-32
4336693   WINNETKA                    IL    60093   SFD        5.500    5.108   $3,974.53   2.750   360    1-Dec-31
4336940   SAN BRUNO                   CA    94066   SFD        6.750    6.358   $2,594.40   2.750   360    1-Nov-31
4337410   COPPELL                     TX    75019   SFD        6.750    6.358   $2,659.25   2.750   360    1-Oct-31
4337729   CHULA VISTA                 CA    91913   SFD        7.125    6.733   $2,435.16   2.750   360    1-Dec-31
4338211   NEW YORK                    NY    10023   COP        6.750    6.358   $2,607.36   2.750   360    1-Jan-32
4338536   LAGUNA BEACH                CA    92651   SFD        6.500    6.108   $5,941.44   2.750   360    1-Dec-31
4338605   SAN JOSE                    CA    95135   SFD        6.000    5.608   $2,398.21   2.750   360    1-Dec-31
4338770   EASTON                      CT    06612   SFD        6.250    5.858   $3,528.06   2.750   360    1-Dec-31
4339404   MCLEAN                      VA    22102   SFD        6.625    6.233   $3,508.90   2.750   360    1-Oct-31
4340623   MEDINA                      MN    55340   SFD        6.250    5.858   $2,681.45   2.750   360    1-Nov-31
4343458   NEW YORK                    NY    10011   COP        6.875    6.483   $2,302.09   2.750   360    1-Nov-31
4344049   REDWOOD CITY                CA    94063   LCO        6.875    6.483   $2,780.13   2.750   360    1-Dec-31
4344725   GLEN RIDGE                  NJ    07028   SFD        6.750    6.358   $2,691.68   2.750   360    1-Nov-31
4345054   POTOMAC                     MD    20854   SFD        6.500    6.108   $4,108.44   2.750   360    1-Nov-31
4345926   SAMMAMISH                   WA    98075   SFD        5.750    5.358   $2,509.37   2.750   360    1-Jan-32
4346756   CHANHASSEN                  MN    55317   SFD        6.000    5.608   $2,464.16   2.750   360    1-Jan-32
4347601   DANVILLE                    CA    94526   SFD        6.875    6.483   $2,338.67   2.750   360    1-Jan-32
4347808   DALLAS                      TX    75248   SFD        6.625    6.233   $2,564.45   2.750   360    1-Nov-31
4348651   ATLANTA                     GA    30342   SFD        6.625    6.233   $1,953.31   2.750   360    1-Dec-31
4348937   PALM CITY                   FL    34990   SFD        6.500    6.108   $2,422.08   2.750   360    1-Oct-31
4349256   HUNTINGTON                  NY    11743   SFD        6.625    6.233   $1,984.96   2.750   360    1-Jan-32
4349574   OKLAHOMA CITY               OK    73150   SFD        6.625    6.233   $2,413.98   2.750   360    1-Dec-31
4350164   CUPERTINO                   CA    95014   SFD        6.625    6.233   $3,419.27   2.750   360    1-Nov-31
4350432   LEWISVILLE                  TX    75056   SFD        6.375    5.983   $2,177.31   2.750   360    1-Feb-32
4350496   ASHLAND                     MA    01721   SFD        6.625    6.233   $2,512.62   2.750   360    1-Dec-31
4350752   EDEN PRAIRIE                MN    55344   SFD        5.625    5.233   $1,784.54   2.750   360    1-Dec-31
4351125   PARK RIDGE                  IL    60068   SFD        6.625    6.233   $2,208.33   2.750   360    1-Jan-32
4351608   SAN RAFAEL                  CA    94901   SFD        6.625    6.233   $5,602.73   2.750   360    1-Dec-31
4352596   SANTA MONICA                CA    90405   SFD        6.625    6.233   $2,750.78   2.750   360    1-Nov-31
4353893   ASHLAND                     MA    01721   SFD        6.875    6.483   $2,243.42   2.750   360    1-Dec-31
4354298   LA JOLLA                    CA    92037   SFD        6.875    6.483   $2,535.75   2.750   360    1-Nov-31
4354641   SAN ANTONIO                 TX    78230   SFD        6.500    6.108   $2,837.99   2.750   360    1-Oct-31
4355348   SAN DIEGO                   CA    92106   SFD        7.000    6.608   $3,326.52   2.750   360    1-Dec-31
4355819   AUSTIN                      TX    78733   SFD        5.625    5.233   $2,357.89   2.750   360    1-Nov-31
4356387   ATHERTON                    CA    94027   SFD        6.750    6.358   $4,215.89   2.750   360    1-Nov-31
4356552   LA JOLLA                    CA    92037   SFD        6.500    6.108   $3,318.36   2.750   360    1-Dec-31
4356897   HUNTINGTON                  NY    11743   SFD        6.250    5.858   $3,078.59   2.750   360    1-Dec-31
4357032   SHADOW HILLS                CA    91040   SFD        6.500    6.108   $4,064.83   2.750   360    1-Dec-31
4357278   RUMSON                      NJ    07760   SFD        6.375    5.983   $2,526.68   2.750   360    1-Jan-32
4357421   HOLMDEL                     NJ    07733   SFD        6.500    6.108   $2,054.23   2.750   360    1-Dec-31
4357775   ESCONDIDO                   CA    92025   SFD        6.625    6.233   $1,638.58   2.750   360    1-Nov-31
4357779   CLAREMONT                   CA    91711   SFD        6.625    6.233   $3,121.52   2.750   360    1-Dec-31
4358009   BROOKLINE                   MA    02246   LCO        6.625    6.233   $2,191.15   2.750   360    1-Dec-31
4358322   WESTPORT                    CT    06880   SFD        6.625    6.233   $2,631.68   2.750   360    1-Jan-32
4358888   SAN FRANCISCO               CA    94117   SFD        6.625    6.233   $4,162.03   2.750   360    1-Dec-31
4359053   EL CAJON                    CA    92019   SFD        6.875    6.483   $1,011.68   2.750   360    1-Dec-31
4359988   SAN JOSE                    CA    95135   SFD        7.125    6.733   $2,347.34   2.750   360    1-Jan-32
4360314   SAN CLEMENTE                CA    92673   SFD        5.250    4.858   $2,208.82   2.750   360    1-Dec-31
4360570   LAGUNA NIGUEL               CA    92677   SFD        6.750    6.358   $3,632.15   2.750   360    1-Nov-31
4360844   SANTA CRUZ                  CA    95060   SFD        6.875    6.483   $2,532.47   2.750   360    1-Nov-31
4361427   WESTON                      CT    06883   SFD        6.375    5.983   $3,660.56   2.750   360    1-Dec-31
4361448   HAMILTON                    MA    01982   SFD        5.875    5.483   $2,596.86   2.750   360    1-Dec-31
4361467   CHICAGO                     IL    60614   SFD        5.875    5.483   $5,915.38   2.750   360    1-Jan-32
4361975   NATICK                      MA    01760   SFD        7.000    6.608   $2,661.21   2.750   360    1-Dec-31
4362317   CLAYTON                     CA    94517   SFD        6.750    6.358   $2,808.43   2.750   360    1-Dec-31
4362592   MCKINNEY                    TX    75070   SFD        6.125    5.733   $2,503.36   2.750   360    1-Jan-32
4363465   ELLICOTT CITY               MD    21042   SFD        6.500    6.108   $3,792.41   2.750   360    1-Jan-32
4363657   GROTON                      MA    01450   SFD        6.000    5.608   $2,973.78   2.750   360    1-Feb-32
4363845   WASHINGTON                  DC    20016   SFD        6.250    5.858   $2,307.10   2.750   360    1-Jan-32
4363932   RIDGEFIELD                  CT    06877   SFD        6.500    6.108   $3,868.26   2.750   360    1-Jan-32
4364139   SCOTTSDALE                  AZ    85262   SFD        7.000    6.608   $2,049.13   2.750   360    1-Oct-31
4364224   BETHLEHEM                   PA    18015   SFD        7.125    6.733   $2,728.57   2.750   360    1-Jan-32
4364398   MANHATTAN BEACH             CA    90266   SFD        6.250    5.858   $4,401.04   2.750   360    1-Dec-31
4364488   WILTON                      CT    06897   SFD        6.625    6.233   $2,561.25   2.750   360    1-Dec-31
4364551   LENEXA                      KS    66220   SFD        5.500    5.108   $1,871.44   2.750   360    1-Jan-32
4364920   SAMMAMISH                   WA    98075   SFD        6.375    5.983   $2,807.42   2.750   360    1-Nov-31
4364960   BOSTON                      MA    02110   LCO        7.000    6.608   $3,279.95   2.750   360    1-Jan-32
4365080   DAVIS                       CA    95616   SFD        6.750    6.358   $2,579.06   2.750   360    1-Jan-32
4365464   DOYLESTOWN                  PA    18901   SFD        5.750    5.358   $2,645.00   2.750   360    1-Jan-32
4366820   LOS ANGELES                 CA    90049   SFD        6.500    6.108   $3,255.16   2.750   360    1-Dec-31
4366857   KEY BISCAYNE                FL    33149   SFD        6.500    6.108   $4,108.44   2.750   360    1-Dec-31
4366922   MONTEREY                    MA    01245   SFD        6.000    5.608   $1,650.00   2.750   360    1-Dec-31
4367336   SCOTTS VALLEY               CA    95066   SFD        6.125    5.733   $2,278.54   2.750   360    1-Dec-31
4368340   WEST HOLLYWOOD              CA    90069   SFD        6.500    6.108   $5,530.60   2.750   360    1-Dec-31
4368344   BURLINGAME                  CA    94010   SFD        6.500    6.108   $4,500.33   2.750   360    1-Dec-31
4368402   LANAI CITY                  HI    96763   LCO        6.875    6.483   $3,179.54   2.750   360    1-Nov-31
4368958   WINCHESTER                  MA    01890   SFD        6.125    5.733   $3,038.06   2.750   360    1-Jan-32
4369058   ALAMEDA                     CA    94501   SFD        6.875    6.483   $2,178.38   2.750   360    1-Dec-31
4369454   RICHFIELD                   OH    44286   SFD        5.500    5.108   $2,713.33   2.750   360    1-Jan-32
4369589   NEWPORT COAST               CA    92657   LCO        6.500    6.108   $2,692.61   2.750   360    1-Jan-32
4369725   PONTE VEDRA BEACH           FL    32082   SFD        5.625    5.233   $1,934.21   2.750   360    1-Jan-32
4370078   CASTLE ROCK                 CO    80104   SFD        6.625    6.233   $2,161.68   2.750   360    1-Oct-31
4370150   BEVERLY HILLS               CA    90210   SFD        6.375    5.983   $4,866.19   2.750   360    1-Jan-32
4370433   TIBURON                     CA    94920   SFD        6.500    6.108   $3,950.43   2.750   360    1-Dec-31
4370744   SUDBURY                     MA    01776   SFD        6.875    6.483   $3,087.57   2.750   360    1-Dec-31
4371159   PACIFIC PALISADES           CA    90272   SFD        6.250    5.858   $2,864.58   2.750   360    1-Nov-31
4371285   HAMILTON                    VA    20158   SFD        6.125    5.733   $1,992.97   2.750   360    1-Jan-32
4371568   SAN BRUNO                   CA    94066   SFD        6.750    6.358   $2,360.90   2.750   360    1-Nov-31
4371643   SAINT CHARLES               IL    60174   SFD        6.375    5.983   $2,029.57   2.750   360    1-Dec-31
4371827   LAFAYETTE                   CA    94549   SFD        6.500    6.108   $2,591.48   2.750   360    1-Dec-31
4371870   NORWALK                     CT    06851   LCO        5.625    5.233   $1,819.08   2.750   360    1-Dec-31
4371959   SOUTH SALEM                 NY    10590   SFD        6.250    5.858   $1,896.41   2.750   360    1-Jan-32
4372807   MALVERN                     PA    19355   SFD        6.500    6.108   $2,243.85   2.750   360    1-Jan-32
4373171   WENHAM                      MA    01984   SFD        5.625    5.233   $2,639.55   2.750   360    1-Jan-32
4373384   DANVILLE                    CA    94526   SFD        7.000    6.608   $3,017.55   2.750   360    1-Jan-32
4373389   SARATOGA                    CA    95070   SFD        6.250    5.858   $3,404.92   2.750   360    1-Jan-32
4374262   HILTON HEAD ISLAND          SC    29928   SFD        6.625    6.233     $843.59   2.750   360    1-Dec-31
4374419   PASADENA                    CA    91105   SFD        6.625    6.233   $1,984.96   2.750   360    1-Nov-31
4375276   ENGLEWOOD CLIFFS            NJ    07632   SFD        6.375    5.983   $3,056.97   2.750   360    1-Dec-31
4375338   NEWTON                      MA    02459   LCO        6.750    6.358   $3,865.65   2.750   360    1-Dec-31
4375499   SEASIDE                     FL    32459   SFD        6.875    6.483   $4,732.29   2.750   360    1-Nov-31
4375693   CORAL GABLES                FL    33156   SFD        6.500    6.108   $3,918.82   2.750   360    1-Dec-31
4375830   UNIVERSITY PARK             TX    75225   SFD        6.750    6.358   $6,008.29   2.750   360    1-Nov-31
4376436   CONCORD                     MA    01742   SFD        6.625    6.233   $2,561.25   2.750   360    1-Dec-31
4376477   ARLINGTON                   MA    02476   SFD        6.375    5.983   $2,171.07   2.750   360    1-Jan-32
4376484   BRENTWOOD                   TN    37027   SFD        6.500    6.108   $2,186.32   2.750   360    1-Nov-31
4376569   NEEDHAM                     MA    02492   SFD        6.750    6.358   $2,717.63   2.750   360    1-Dec-31
4376993   MILL VALLEY                 CA    94941   SFD        6.875    6.483   $3,448.88   2.750   360    1-Dec-31
4377054   LOS ANGELES                 CA    91401   SFD        6.625    6.233   $3,271.99   2.750   360    1-Dec-31
4377532   SUWANEE                     GA    30024   SFD        6.625    6.233   $2,274.38   2.750   360    1-Oct-31
4377848   POTOMAC                     MD    20854   SFD        6.375    5.983   $3,743.22   2.750   360    1-Jan-32
4378315   CHESTER                     NJ    07930   SFD        5.875    5.483   $3,194.31   2.750   360    1-Jan-32
4378467   ZIONSVILLE                  IN    46077   SFD        6.000    5.608   $2,167.98   2.750   360    1-Jan-32
4378705   HUNTINGTON BEACH            CA    92648   SFD        5.375    4.983   $2,755.06   2.750   360    1-Dec-31
4379351   SAN MATEO                   CA    94401   SFD        6.875    6.483   $1,804.69   2.750   360    1-Jan-32
4379365   ACTON                       MA    01720   LCO        6.625    6.233   $3,809.85   2.750   360    1-Oct-31
4379523   LAS VEGAS                   NV    89144   SFD        5.875    5.483   $2,366.16   2.750   360    1-Jan-32
4379843   LEESBURG                    VA    20176   SFD        5.375    4.983   $2,405.34   2.750   360    1-Jan-32
4380100   CHEVY CHASE                 MD    20815   SFD        6.500    6.108   $4,045.24   2.750   360    1-Jan-32
4380735   CARLSBAD                    CA    92009   SFD        6.250    5.858   $2,927.74   2.750   360    1-Nov-31
4382057   EDINA                       MN    55424   SFD        6.250    5.858   $4,433.16   2.750   360    1-Oct-31
4382136   ALPHARETTA                  GA    30004   SFD        5.625    5.233   $2,501.80   2.750   360    1-Dec-31
4382258   BOSTON                      MA    02116   LCO        6.500    6.108   $5,062.87   2.750   360    1-Dec-31
4382321   BERKELEY HEIGHTS            NJ    07922   SFD        7.000    6.608   $2,275.00   2.750   360    1-Nov-31
4382410   CHESTERFIELD                MO    63017   SFD        6.625    6.233   $2,452.39   2.750   360    1-Dec-31
4382584   PARKER                      CO    80134   SFD        6.375    5.983   $4,170.58   2.750   360    1-Dec-31
4382594   MAPLEGROVE                  MN    55311   SFD        6.375    5.983   $2,545.39   2.750   360    1-Oct-31
4382835   FREMONT                     CA    94539   SFD        6.375    5.983   $3,892.95   2.750   360    1-Dec-31
4382993   WOODLAND HILLS              CA    91364   SFD        6.625    6.233   $2,305.12   2.750   360    1-Dec-31
4383157   LONG BEACH                  CA    90803   SFD        6.750    6.358   $4,410.47   2.750   360    1-Dec-31
4383335   NEW YORK                    NY    10024   COP        7.125    6.733   $2,694.88   2.750   360    1-Jan-32
4384048   DEL MAR                     CA    92014   SFD        6.875    6.483   $2,546.26   2.750   360    1-Dec-31
4384052   MISSION VIEJO               CA    92692   SFD        6.875    6.483   $1,983.93   2.750   360    1-Dec-31
4384739   CORTE MADERA                CA    94925   SFD        6.875    6.483   $2,036.48   2.750   360    1-Jan-32
4384809   LADERA RANCH                CA    92694   SFD        6.625    6.233   $2,456.77   2.750   360    1-Dec-31
4384940   BOSTON                      MA    02118   LCO        6.750    6.358   $6,485.99   2.750   360    1-Jan-32
4386008   EL GRANADA                  CA    94018   SFD        6.875    6.483   $2,417.50   2.750   360    1-Dec-31
4386537   MYSTIC                      CT    06355   SFD        6.000    5.608   $1,918.57   2.750   360    1-Jan-32
4386887   ORLANDO                     FL    32836   SFD        6.500    6.108   $2,240.91   2.750   360    1-Jan-32
4387121   FAIRFAX                     VA    22033   SFD        6.125    5.733   $3,900.26   2.750   360    1-Feb-32
4387336   SAN RAMON                   CA    94583   SFD        6.625    6.233   $2,665.30   2.750   360    1-Dec-31
4387541   MISSION HILLS               KS    66208   SFD        6.500    6.108   $5,807.12   2.750   360    1-Dec-31
4387612   VIENNA                      VA    22182   SFD        5.625    5.233   $1,991.77   2.750   360    1-Nov-31
4387853   TIBURON                     CA    94920   SFD        6.750    6.358   $2,600.88   2.750   360    1-Dec-31
4387998   POTOMAC                     MD    20854   SFD        6.875    6.483   $4,499.96   2.750   360    1-Dec-31
4388007   LISLE                       IL    60532   SFD        6.375    5.983   $2,790.57   2.750   360    1-Dec-31
4388295   UPPER MONTCLAIR             NJ    07043   SFD        6.500    6.108   $3,927.08   2.750   360    1-Jan-32
4388353   MANHATTAN BEACH             CA    90266   SFD        6.625    6.233   $3,957.13   2.750   360    1-Jan-32
4388420   CARLSBAD                    CA    92009   SFD        6.375    5.983   $2,127.40   2.750   360    1-Jan-32
4388490   SIMI VALLEY                 CA    93063   SFD        6.875    6.483   $1,604.17   2.750   360    1-Dec-31
4388760   MEQUON                      WI    53092   SFD        6.500    6.108   $3,381.57   2.750   360    1-Jan-32
4389959   BEL AIR                     MD    21015   SFD        6.000    5.608   $2,158.39   2.750   360    1-Dec-31
4390634   BELMONT                     MA    02478   SFD        6.500    6.108   $2,765.30   2.750   360    1-Dec-31
4391034   ENCINO                      CA    91436   SFD        6.875    6.483   $2,713.12   2.750   360    1-Jan-32
4391141   MOUNTAIN VIEW               CA    94043   SFD        6.625    6.233   $3,297.61   2.750   360    1-Dec-31
4391183   NEWPORT BEACH               CA    92663   SFD        6.875    6.483   $5,465.65   2.750   360    1-Dec-31
4391320   CUPERTINO                   CA    95014   SFD        6.875    6.483   $2,989.03   2.750   360    1-Jan-32
4391373   PIEDMONT                    CA    94611   SFD        6.625    6.233   $2,644.49   2.750   360    1-Dec-31
4391417   HOUSTON                     TX    77082   SFD        6.000    5.608   $2,739.05   2.750   360    1-Jan-32
4391484   THOUSAND OAKS               CA    91362   SFD        6.000    5.608   $4,124.91   2.750   360    1-Dec-31
4391501   LAGUNA NIGUEL               CA    92677   LCO        6.500    6.108   $1,083.33   2.750   360    1-Dec-31
4391764   RANCHO SANTA FE             CA    92067   SFD        6.750    6.358   $3,969.43   2.750   360    1-Jan-32
4391786   SMYRNA                      GA    30080   LCO        6.375    5.983   $2,029.14   2.750   360    1-Nov-31
4392092   SWAMPSCOTT                  MA    01907   SFD        6.750    6.358   $2,983.56   2.750   360    1-Jan-32
4392106   GREENWICH                   CT    06831   SFD        6.375    5.983   $4,055.16   2.750   360    1-Jan-32
4392590   SUMMIT                      NJ    07901   SFD        5.375    4.983   $3,471.83   2.750   360    1-Jan-32
4392663   BERKELEY                    CA    94702   SFD        6.750    6.358   $1,997.69   2.750   360    1-Dec-31
4392741   WATERTOWN                   MA    02172   LCO        6.750    6.358   $1,068.75   2.750   360    1-Dec-31
4392788   SAN FRANCISCO               CA    94122   SFD        6.875    6.483   $3,678.81   2.750   360    1-Jan-32
4393056   GLEN RIDGE                  NJ    07028   SFD        6.375    5.983   $2,105.57   2.750   360    1-Dec-31
4393180   PALO ALTO                   CA    94303   SFD        6.250    5.858   $3,614.26   2.750   360    1-Jan-32
4393194   NORTHVILLE                  MI    48167   LCO        6.500    6.108   $2,528.27   2.750   360    1-Dec-31
4393283   LA JOLLA                    CA    92037   HCO        6.875    6.483   $5,373.68   2.750   360    1-Jan-32
4393358   PENN VALLEY                 CA    95946   SFD        6.875    6.483   $4,270.04   2.750   360    1-Jan-32
4393460   CAMBRIDGE                   MA    02140   LCO        6.625    6.233   $3,457.68   2.750   360    1-Jan-32
4393604   LOS ALTOS                   CA    94022   SFD        6.750    6.358   $6,406.86   2.750   360    1-Nov-31
4393710   RANCHO PALOS VERDES         CA    90275   SFD        6.500    6.108   $2,882.24   2.750   360    1-Dec-31
4393828   MORAGA                      CA    94556   SFD        6.375    5.983   $3,493.68   2.750   360    1-Jan-32
4393943   DEL MAR                     CA    92014   SFD        6.625    6.233   $3,201.56   2.750   360    1-Jan-32
4393959   FREMONT                     CA    94536   SFD        6.500    6.108   $2,367.10   2.750   360    1-Jan-32
4394120   KENTFIELD                   CA    94904   SFD        6.625    6.233   $6,403.11   2.750   360    1-Dec-31
4394556   SAN FRANCISCO               CA    94118   LCO        6.500    6.108   $2,414.50   2.750   360    1-Dec-31
4394870   LYME                        CT    06371   SFD        6.750    6.358   $3,242.98   2.750   360    1-Nov-31
4395177   PALO ALTO                   CA    94303   SFD        6.750    6.358   $3,787.82   2.750   360    1-Dec-31
4395237   WICHITA                     KS    67230   SFD        6.250    5.858   $2,536.76   2.750   360    1-Dec-31
4395484   ORINDA                      CA    94563   SFD        6.750    6.358   $3,993.75   2.750   360    1-Dec-31
4395531   PORTOLA VALLEY              CA    94028   SFD        6.625    6.233   $4,738.31   2.750   360    1-Dec-31
4395561   GREENWOOD VILLAGE           CO    80111   SFD        6.375    5.983   $3,524.87   2.750   360    1-Jan-32
4395945   FLEMINGTON                  NJ    08822   SFD        6.500    6.108   $3,128.74   2.750   360    1-Jan-32
4396191   CUPERTINO                   CA    95014   SFD        6.375    5.983   $3,113.12   2.750   360    1-Dec-31
4396201   SAN MATEO                   CA    94403   SFD        6.500    6.108   $2,212.24   2.750   360    1-Jan-32
4396253   SAN JOSE                    CA    95120   SFD        7.000    6.608   $2,615.97   2.750   360    1-Jan-32
4396276   EDEN PRAIRIE                MN    55347   SFD        6.625    6.233   $2,369.16   2.750   360    1-Jan-32
4396285   SOUTH BETHANY               DE    19930   SFD        6.625    6.233   $3,137.53   2.750   360    1-Jan-32
4396457   LONG BEACH                  CA    90807   SFD        7.250    6.858   $2,694.60   2.750   360    1-Jan-32
4396649   GARDEN CITY                 NY    11530   SFD        5.375    4.983   $3,555.82   2.750   360    1-Jan-32
4396681   SARATOGA                    CA    95070   SFD        6.250    5.858   $3,755.88   2.750   360    1-Dec-31
4398191   CHEVY CHASE                 MD    20815   SFD        6.125    5.733   $3,038.06   2.750   360    1-Jan-32
4398502   SUMMIT                      NJ    07901   SFD        6.500    6.108   $5,815.03   2.750   360    1-Dec-31
4398703   ALPHARETTA                  GA    30004   SFD        6.375    5.983   $2,214.74   2.750   360    1-Jan-32
4398885   AUSTIN                      TX    78731   SFD        6.250    5.858   $2,531.52   2.750   360    1-Dec-31
4399099   ARLINGTON                   VA    22207   SFD        6.375    5.983   $3,306.52   2.750   360    1-Jan-32
4400190   CARLSBAD                    CA    92009   SFD        7.125    6.733   $2,550.03   2.750   360    1-Jan-32
4400444   FOSTER CITY                 CA    94404   SFD        6.750    6.358   $2,247.40   2.750   360    1-Dec-31
4400682   WEST BLOOMFIELD             MI    48324   SFD        6.125    5.733   $1,999.04   2.750   360    1-Jan-32
4400726   LEESBURG                    VA    20176   SFD        5.750    5.358   $3,045.59   2.750   360    1-Jan-32
4401164   LEAWOOD                     KS    66211   SFD        6.500    6.108   $6,265.38   2.750   360    1-Dec-31
4401451   RANCHO PALOS VERDES         CA    90275   SFD        6.250    5.858   $3,694.31   2.750   360    1-Jan-32
4401460   ESSEX FELLS                 NJ    07021   SFD        6.625    6.233   $3,713.81   2.750   360    1-Jan-32
4401692   SANTA MONICA                CA    90403   SFD        6.750    6.358   $4,086.17   2.750   360    1-Dec-31
4401707   PHOENIX                     MD    21131   SFD        6.625    6.233   $3,754.79   2.750   360    1-Dec-31
4401944   WASHINGTON                  DC    20007   SFD        6.375    5.983   $2,944.67   2.750   360    1-Jan-32
4402339   SAN FRANCISCO               CA    94109   HCO        6.000    5.608   $2,727.96   2.750   360    1-Dec-31
4402936   GLEN MILLS                  PA    19342   SFD        6.500    6.108   $2,586.42   2.750   360    1-Nov-31
4403145   FREMONT                     CA    94539   SFD        6.625    6.233   $2,561.25   2.750   360    1-Dec-31
4403230   NEWPORT BEACH               CA    92662   SFD        6.375    5.983   $3,181.74   2.750   360    1-Dec-31
4403285   NORTH HOLLYWOOD             CA    91602   SFD        6.375    5.983   $5,614.83   2.750   360    1-Dec-31
4403312   LOS ANGELES                 CA    90046   SFD        6.500    6.108   $2,022.62   2.750   360    1-Dec-31
4403609   FAIRFAX                     VA    22030   SFD        6.250    5.858   $2,155.01   2.750   360    1-Dec-31
4403824   DANVILLE                    CA    94526   SFD        6.625    6.233   $3,165.70   2.750   360    1-Dec-31
4403849   CHEVY CHASE                 MD    20815   SFD        6.375    5.983   $2,945.78   2.750   360    1-Jan-32
4404100   SAN JOSE                    CA    95120   SFD        6.250    5.858   $2,101.14   2.750   360    1-Dec-31
4404228   BURLINGAME                  CA    94010   SFD        6.875    6.483   $3,324.06   2.750   360    1-Dec-31
4404416   CUPERTINO                   CA    95014   SFD        6.750    6.358   $2,594.40   2.750   360    1-Dec-31
4404677   MORRISTOWN                  NJ    07960   SFD        6.625    6.233   $2,753.34   2.750   360    1-Jan-32
4404703   FLOWER MOUND                TX    75022   SFD        6.750    6.358   $3,781.33   2.750   360    1-Nov-31
4404880   SAN RAFAEL                  CA    94903   SFD        6.375    5.983   $2,245.94   2.750   360    1-Jan-32
4405319   HOUSTON                     TX    77005   SFD        6.250    5.858   $4,420.85   2.750   360    1-Jan-32
4405642   JUPITER                     FL    33477   SFD        6.875    6.483   $3,100.71   2.750   360    1-Nov-31
4405989   DELRAY BEACH                FL    33484   SFD        6.750    6.358   $3,852.68   2.750   360    1-Jan-32
4406183   ANDOVER                     MN    55304   SFD        6.750    6.358   $2,574.93   2.750   360    1-Dec-31
4406392   ATHERTON                    CA    94027   SFD        6.625    6.233   $5,073.65   2.750   360    1-Dec-31
4406429   DECATUR                     GA    30030   SFD        6.375    5.983   $1,915.28   2.750   360    1-Dec-31
4406491   THE WOODLANDS               TX    77380   SFD        6.250    5.858   $2,930.82   2.750   360    1-Dec-31
4406531   FLANDERS                    NJ    07836   SFD        6.000    5.608   $2,374.23   2.750   360    1-Feb-32
4407663   NORTHBROOK                  IL    60062   SFD        6.500    6.108   $3,024.45   2.750   360    1-Jan-32
4407838   EAST BRUNSWICK              NJ    08816   SFD        6.500    6.108   $2,958.08   2.750   360    1-Jan-32
4407887   STOW                        MA    01775   SFD        6.000    5.608   $2,805.30   2.750   360    1-Dec-31
4408007   SUNNYVALE                   CA    94087   SFD        6.875    6.483   $2,424.07   2.750   360    1-Dec-31
4408223   PALM BEACH                  FL    33480   SFD        6.250    5.858   $3,020.83   2.750   360    1-Jan-32
4408349   POTOMAC                     MD    20854   SFD        6.250    5.858   $3,232.52   2.750   360    1-Jan-32
4408431   REDMOND                     WA    98052   SFD        6.375    5.983   $2,136.13   2.750   360    1-Oct-31
4408523   LOS GATOS                   CA    95032   SFD        6.375    5.983   $2,885.40   2.750   360    1-Dec-31
4408531   BEDFORD                     NY    10506   SFD        6.125    5.733   $3,016.79   2.750   360    1-Dec-31
4408648   TELLURIDE                   CO    81435   SFD        6.625    6.233   $1,760.86   2.750   360    1-Dec-31
4408652   SAN DIEGO                   CA    92130   SFD        6.625    6.233   $3,588.54   2.750   360    1-Dec-31
4408845   DENVILLE                    NJ    07834   SFD        6.750    6.358   $2,270.09   2.750   360    1-Nov-31
4409027   SAN JOSE                    CA    95119   SFD        6.625    6.233   $2,588.46   2.750   360    1-Dec-31
4409337   BURBANK                     CA    91504   SFD        6.875    6.483   $2,496.33   2.750   360    1-Jan-32
4409437   FAYETTEVILLE                GA    30215   SFD        6.125    5.733   $2,351.46   2.750   360    1-Jan-32
4409628   SARASOTA                    FL    34242   MF2        7.125    6.733   $5,605.34   2.750   360    1-Jan-32
4409917   SPARTA                      NJ    07871   SFD        6.875    6.483   $2,335.39   2.750   360    1-Jan-32
4410024   OAK PARK                    CA    91301   SFD        5.875    5.483   $1,940.01   2.750   360    1-Dec-31
4410449   HILLSBOROUGH                CA    94010   SFD        6.875    6.483   $4,926.97   2.750   360    1-Dec-31
4410618   PLEASANTON                  CA    94566   SFD        6.875    6.483   $2,167.87   2.750   360    1-Jan-32
4410664   FOOTHILL RANCH              CA    92610   SFD        6.625    6.233   $2,177.06   2.750   360    1-Dec-31
4410672   MILPITAS                    CA    95035   SFD        6.000    5.608   $1,918.57   2.750   360    1-Dec-31
4410766   ALPINE                      CA    91901   SFD        7.125    6.733   $2,240.12   2.750   360    1-Jan-32
4410772   SAN JOSE                    CA    95119   SFD        6.125    5.733   $1,974.74   2.750   360    1-Jan-32
4411046   DEL MAR                     CA    92014   LCO        6.375    5.983   $2,807.42   2.750   360    1-Dec-31
4411536   REDWOOD CITY                CA    94065   SFD        6.500    6.108   $3,564.87   2.750   360    1-Dec-31
4411649   ORINDA                      CA    94563   SFD        6.750    6.358   $2,289.38   2.750   360    1-Jan-32
4412002   DANVILLE                    CA    94506   SFD        6.875    6.483   $2,989.03   2.750   360    1-Jan-32
4412057   FALLBROOK                   CA    92028   SFD        6.875    6.483   $3,087.57   2.750   360    1-Dec-31
4412113   KANSAS CITY                 MO    64113   SFD        6.500    6.108   $5,442.11   2.750   360    1-Dec-31
4412481   MOUNTAIN VIEW               CA    94041   SFD        6.875    6.483   $2,364.95   2.750   360    1-Dec-31
4412951   DOVER                       MA    02030   SFD        6.625    6.233   $4,482.18   2.750   360    1-Jan-32
4412959   SAN FRANCISCO               CA    94127   SFD        6.875    6.483   $2,233.56   2.750   360    1-Dec-31
4413110   PLEASANTON                  CA    94566   SFD        6.250    5.858   $5,880.10   2.750   360    1-Feb-32
4413552   SAN DIEGO                   CA    92103   SFD        6.750    6.358   $2,107.95   2.750   360    1-Jan-32
4413559   LOS ANGELES                 CA    90046   SFD        6.625    6.233   $3,777.84   2.750   360    1-Jan-32
4413686   HILLSBOROUGH                CA    94010   SFD        6.750    6.358   $6,161.69   2.750   360    1-Jan-32
4414389   NEWCASTLE                   WA    98056   SFD        6.250    5.858   $1,888.53   2.750   360    1-Oct-31
4414462   CARMICHAEL                  CA    95608   SFD        6.500    6.108   $3,160.34   2.750   360    1-Nov-31
4414679   NORTHBROOK                  IL    60062   SFD        6.500    6.108   $2,547.24   2.750   360    1-Jan-32
4415044   SUMMIT                      NJ    07901   SFD        6.250    5.858   $2,893.88   2.750   360    1-Jan-32
4415310   EL GRANADA                  CA    94018   SFD        6.000    5.608   $3,057.71   2.750   360    1-Dec-31
4415349   HO-HO-KUS                   NJ    07423   SFD        6.375    5.983   $2,433.09   2.750   360    1-Jan-32
4415479   SUNNYVALE                   CA    94087   SFD        6.250    5.858   $3,475.42   2.750   360    1-Dec-31
4415936   COMMERCE                    MI    48382   SFD        6.250    5.858   $2,955.44   2.750   360    1-Dec-31
4416089   SUNNYVALE                   CA    94087   SFD        7.000    6.608   $3,612.60   2.750   360    1-Jan-32
4416379   CUPERTINO                   CA    95014   SFD        6.500    6.108   $3,084.50   2.750   360    1-Dec-31
4416463   POTOMAC                     MD    20854   SFD        6.500    6.108   $3,944.11   2.750   360    1-Dec-31
4416792   ALAMEDA                     CA    94501   SFD        6.375    5.983   $2,295.85   2.750   360    1-Dec-31
4417735   DANVILLE                    CA    94526   SFD        6.750    6.358   $2,659.26   2.750   360    1-Dec-31
4417859   PLEASANTON                  CA    94566   SFD        6.750    6.358   $3,909.38   2.750   360    1-Dec-31
4417938   SANTA CRUZ                  CA    95060   SFD        6.750    6.358   $5,610.38   2.750   360    1-Dec-31
4417943   PLEASANTON                  CA    94588   SFD        6.375    5.983   $2,620.26   2.750   360    1-Dec-31
4417985   CONCORD                     MA    01742   SFD        6.625    6.233   $3,041.48   2.750   360    1-Jan-32
4418053   HERMOSA BEACH               CA    90254   MF2        6.375    5.983   $3,453.13   2.750   360    1-Jan-32
4418155   SCOTTS VALLEY               CA    95066   SFD        6.750    6.358   $2,524.50   2.750   360    1-Jan-32
4418215   SAN FRANCISCO               CA    94127   SFD        6.625    6.233   $2,855.79   2.750   360    1-Jan-32
4418457   LIVERMORE                   CA    94550   SFD        6.375    5.983   $2,395.66   2.750   360    1-Dec-31
4418510   MILL VALLEY                 CA    94941   SFD        6.500    6.108   $4,108.45   2.750   360    1-Jan-32
4418674   DENVER                      CO    80218   LCO        6.500    6.108   $4,108.44   2.750   360    1-Dec-31
4418788   REDWOOD CITY                CA    94062   SFD        6.750    6.358   $2,399.82   2.750   360    1-Jan-32
4418886   DANVILLE                    CA    94526   SFD        6.750    6.358   $2,270.10   2.750   360    1-Dec-31
4418982   MEDINA                      WA    98039   SFD        6.750    6.358   $2,120.92   2.750   360    1-Dec-31
4419020   SANTA BARBARA               CA    93111   SFD        6.125    5.733   $2,248.16   2.750   360    1-Dec-31
4419068   LOS GATOS                   CA    95033   SFD        6.375    5.983   $3,487.44   2.750   360    1-Dec-31
4419115   ESCONDIDO                   CA    92025   SFD        6.000    5.608   $2,242.32   2.750   360    1-Dec-31
4419610   ROWAYTON                    CT    06853   SFD        6.500    6.108   $2,435.36   2.750   360    1-Nov-31
4419626   MONTVILLE                   NJ    07082   SFD        6.875    6.483   $3,448.88   2.750   360    1-Dec-31
4419960   WINSTON-SALEM               NC    27106   SFD        5.625    5.233   $2,387.68   2.750   360    1-Jan-32
4419985   CARMEL                      IN    46032   SFD        5.500    5.108   $2,736.75   2.750   360    1-Jan-32
4420081   OJAI                        CA    93023   SFD        7.125    6.733   $6,366.65   2.750   360    1-Dec-31
4420248   OAK HILL                    VA    20171   SFD        6.750    6.358   $2,122.22   2.750   360    1-Jan-32
4420530   LEAWOOD                     KS    66211   SFD        6.375    5.983   $3,743.22   2.750   360    1-Dec-31
4420749   MILL VALLEY                 CA    94941   SFD        6.625    6.233   $4,001.95   2.750   360    1-Dec-31
4420762   WICHITA                     KS    67205   SFD        6.250    5.858   $2,395.14   2.750   360    1-Dec-31
4420812   MISSION VIEJO               CA    92692   SFD        6.750    6.358   $2,788.98   2.750   360    1-Jan-32
4420866   LOS GATOS                   CA    95032   SFD        6.625    6.233   $2,241.09   2.750   360    1-Jan-32
4421013   ROCHESTER HILLS             MI    48309   SFD        6.000    5.608   $2,302.28   2.750   360    1-Jan-32
4421088   VISTA                       CA    92084   SFD        6.750    6.358   $2,497.11   2.750   360    1-Jan-32
4421089   DEL MAR                     CA    92014   SFD        6.375    5.983   $3,493.67   2.750   360    1-Dec-31
4421093   SAN JOSE                    CA    95135   SFD        6.375    5.983   $3,119.35   2.750   360    1-Dec-31
4421182   LONG BEACH                  CA    90814   SFD        6.875    6.483   $3,021.88   2.750   360    1-Jan-32
4421692   BASKING RIDGE               NJ    07920   SFD        6.125    5.733   $2,220.21   2.750   360    1-Jan-32
4421743   BROADVIEW HEIGHTS           OH    44147   SFD        5.375    4.983   $2,206.29   2.750   360    1-Jan-32
4421785   HIGHLAND PARK               IL    60035   SFD        6.625    6.233   $3,169.54   2.750   360    1-Nov-31
4421856   SAN FRANCISCO               CA    94127   SFD        6.625    6.233   $2,081.01   2.750   360    1-Dec-31
4421955   BEVERLY HILLS               CA    90210   SFD        6.750    6.358   $5,625.00   2.750   360    1-Jan-32
4421994   FAIR GROVE                  MO    65648   SFD        6.500    6.108   $4,408.68   2.750   360    1-Feb-32
4422059   SAN CARLOS                  CA    94070   LCO        6.500    6.108   $2,765.93   2.750   360    1-Dec-31
4422126   PLANO                       TX    75024   SFD        5.750    5.358   $3,268.01   2.750   360    1-Dec-31
4422723   FREMONT                     CA    94539   SFD        6.750    6.358   $3,567.29   2.750   360    1-Jan-32
4422954   REDWOOD CITY                CA    94065   SFD        6.625    6.233   $2,901.57   2.750   360    1-Jan-32
4423093   CROPWELL                    AL    35054   SFD        6.125    5.733   $2,968.07   2.750   360    1-Jan-32
4423192   SAN DIEGO                   CA    92130   SFD        6.500    6.108   $2,331.07   2.750   360    1-Dec-31
4423387   CHICAGO                     IL    60601   HCO        6.375    5.983   $2,695.12   2.750   360    1-Jan-32
4423390   LEAWOOD                     KS    66224   SFD        6.375    5.983   $3,905.43   2.750   360    1-Dec-31
4423423   SOUTH KENT                  CT    06785   SFD        6.375    5.983   $6,238.70   2.750   360    1-Jan-32
4423508   MARIETTA                    GA    30068   SFD        6.250    5.858   $2,185.80   2.750   360    1-Jan-32
4423601   ATLANTA                     GA    30305   SFD        6.375    5.983   $2,245.94   2.750   360    1-Jan-32
4423660   SANTA MONICA                CA    90403   LCO        6.375    5.983   $3,169.26   2.750   360    1-Dec-31
4423808   PACIFICA                    CA    94044   SFD        6.750    6.358   $2,153.35   2.750   360    1-Dec-31
4423914   SAN CARLOS                  CA    94070   SFD        6.375    5.983   $3,219.17   2.750   360    1-Jan-32
4423982   FOSTER CITY                 CA    94404   SFD        6.250    5.858   $1,914.89   2.750   360    1-Jan-32
4424378   NEWTON                      MA    02461   LCO        6.625    6.233   $2,330.74   2.750   360    1-Jan-32
4424674   PLEASANTON                  CA    94588   SFD        6.250    5.858   $3,263.31   2.750   360    1-Dec-31
4425208   LOS GATOS                   CA    95032   SFD        7.125    6.733   $3,301.23   2.750   360    1-Jan-32
4425487   REDDING                     CT    06896   SFD        6.250    5.858   $2,586.02   2.750   360    1-Jan-32
4425749   RALEIGH                     NC    27608   SFD        6.250    5.858   $2,096.52   2.750   360    1-Dec-31
4425929   HOUSTON                     TX    77005   SFD        6.500    6.108   $2,604.13   2.750   360    1-Dec-31
4426059   DALLAS                      TX    75229   SFD        6.125    5.733   $2,480.58   2.750   360    1-Dec-31
4426313   WINDHAM                     NH    03087   SFD        6.500    6.108   $2,143.98   2.750   360    1-Jan-32
4426315   CHARLESTON                  SC    29412   SFD        6.500    6.108   $3,817.70   2.750   360    1-Jan-32
4426387   REDWOOD CITY                CA    94061   SFD        6.625    6.233   $4,001.95   2.750   360    1-Dec-31
4426671   SAN JOSE                    CA    95120   SFD        6.250    5.858   $2,462.87   2.750   360    1-Dec-31
4427168   ATLANTA                     GA    30309   SFD        6.125    5.733   $3,949.47   2.750   360    1-Dec-31
4427507   SAN CLEMENTE                CA    92672   PUD        6.625    6.233   $4,802.34   2.750   360    1-Dec-31
4427533   LOS GATOS                   CA    95033   SFD        6.750    6.358   $6,485.99   2.750   360    1-Jan-32
4427546   CASTRO VALLEY               CA    94552   SFD        6.750    6.358   $2,551.10   2.750   360    1-Jan-32
4427682   REDWOOD CITY                CA    94061   SFD        6.250    5.858   $2,487.50   2.750   360    1-Dec-31
4427725   SAN ANSELMO                 CA    94960   SFD        6.500    6.108   $2,604.13   2.750   360    1-Dec-31
4427772   SAN DIMAS                   CA    91773   SFD        6.500    6.108   $2,319.69   2.750   360    1-Dec-31
4427782   DALLAS                      TX    75205   SFD        6.250    5.858   $3,798.98   2.750   360    1-Jan-32
4427803   HIGHLAND VILLAGE            TX    75077   SFD        6.500    6.108   $2,204.65   2.750   360    1-Dec-31
4427811   ATLANTA                     GA    30327   SFD        6.500    6.108   $2,717.89   2.750   360    1-Dec-31
4427893   PALO ALTO                   CA    94303   SFD        6.500    6.108   $5,925.64   2.750   360    1-Dec-31
4428157   YORKVILLE                   CA    95494   SFD        6.875    6.483   $5,189.74   2.750   360    1-Nov-31
4428508   ALTADENA AREA               CA    91001   SFD        6.250    5.858   $2,909.27   2.750   360    1-Dec-31
4428580   SAN JOSE                    CA    95121   SFD        6.875    6.483   $3,573.70   2.750   360    1-Dec-31
4428840   BEVERLY HILLS               CA    90210   SFD        6.500    6.108   $6,099.46   2.750   360    1-Feb-32
4428857   MENLO PARK                  CA    94025   SFD        6.375    5.983   $3,693.31   2.750   360    1-Jan-32
4428920   PORTLAND                    OR    97229   SFD        6.000    5.608   $2,278.29   2.750   360    1-Dec-31
4428987   CALABASAS                   CA    91302   SFD        6.375    5.983   $2,445.58   2.750   360    1-Jan-32
4429347   LOS GATOS                   CA    95030   SFD        6.125    5.733   $3,038.06   2.750   360    1-Dec-31
4429586   RANCHO SANTA MARGARI        CA    92688   SFD        6.500    6.108   $2,319.69   2.750   360    1-Dec-31
4429615   GULFPORT                    FL    33707   SFD        6.500    6.108   $3,081.34   2.750   360    1-Dec-31
4429915   RANCHO SANTA FE             CA    92067   SFD        6.500    6.108   $4,835.33   2.750   360    1-Jan-32
4430022   STATELINE                   NV    89449   SFD        6.250    5.858   $2,438.25   2.750   360    1-Jan-32
4430242   SANTA CLARA                 CA    95051   LCO        6.625    6.233   $1,325.00   2.750   360    1-Jan-32
4430411   LAFAYETTE                   CA    94549   SFD        6.875    6.483   $5,268.57   2.750   360    1-Dec-31
4430549   APTOS                       CA    95003   SFD        6.500    6.108   $3,191.95   2.750   360    1-Jan-32
4430740   SPRAY BEACH                 NJ    08008   SFD        5.875    5.483   $4,895.83   2.750   360    1-Feb-32
4430789   PASADENA                    CA    91105   SFD        7.000    6.608   $2,328.56   2.750   360    1-Jan-32
4430902   SUNNYVALE                   CA    94087   SFD        6.625    6.233   $3,201.56   2.750   360    1-Jan-32
4430916   PALOS VERDES ESTATES        CA    90274   SFD        6.000    5.608   $3,597.31   2.750   360    1-Jan-32
4430955   UNIVERSITY PARK             TX    75225   SFD        6.250    5.858   $2,375.44   2.750   360    1-Dec-31
4430959   HUNTINGTON BEACH            CA    92648   SFD        6.500    6.108   $2,465.07   2.750   360    1-Jan-32
4431039   SAN FRANCISCO               CA    94107   LCO        6.875    6.483   $3,410.78   2.750   360    1-Jan-32
4431051   SAN JOSE                    CA    95138   SFD        6.500    6.108   $2,844.31   2.750   360    1-Jan-32
4431232   DANVILLE                    CA    94526   SFD        6.250    5.858   $2,500.00   2.750   360    1-Dec-31
4431237   SAN DIEGO                   CA    92106   SFD        6.625    6.233   $1,920.94   2.750   360    1-Dec-31
4431576   SAN FRANCISCO               CA    94123   SFD        6.000    5.608   $5,455.91   2.750   360    1-Jan-32
4431731   GLEN ALLEN                  VA    23059   SFD        6.250    5.858   $1,964.14   2.750   360    1-Jan-32
4431891   HOLLISTER                   CA    95023   SFD        6.625    6.233   $2,081.02   2.750   360    1-Dec-31
4431942   REDWOOD CITY                CA    94061   SFD        6.625    6.233   $3,931.51   2.750   360    1-Jan-32
4432016   SANTA CRUZ                  CA    95062   SFD        6.625    6.233   $6,403.11   2.750   360    1-Jan-32
4432086   UPPER SADDLE RIVER          NJ    07458   SFD        6.500    6.108   $6,004.65   2.750   360    1-Jan-32
4432156   SAN JOSE                    CA    95124   SFD        6.375    5.983   $2,698.24   2.750   360    1-Jan-32
4432322   MENLO PARK                  CA    94025   SFD        6.625    6.233   $6,073.35   2.750   360    1-Jan-32
4432361   HOUSTON                     TX    77024   SFD        6.250    5.858   $2,998.55   2.750   360    1-Dec-31
4432388   HOUSTON                     TX    77019   SFD        6.250    5.858   $3,605.64   2.750   360    1-Dec-31
4432474   YORBA LINDA                 CA    92886   SFD        6.625    6.233   $2,125.84   2.750   360    1-Dec-31
4432508   PLACERVILLE                 CO    81430   SFD        6.125    5.733   $2,807.29   2.750   360    1-Jan-32
4432586   LAGUNA HILLS                CA    92653   SFD        6.750    6.358   $2,127.41   2.750   360    1-Jan-32
4432658   LOS ALTOS                   CA    94024   SFD        6.750    6.358   $5,707.67   2.750   360    1-Jan-32
4432659   ASHLAND                     MA    01721   SFD        6.375    5.983   $2,713.84   2.750   360    1-Jan-32
4432855   HOUSTON                     TX    77024   SFD        6.125    5.733   $6,076.11   2.750   360    1-Dec-31
4432976   PALO ALTO                   CA    94306   SFD        6.125    5.733   $2,730.73   2.750   360    1-Jan-32
4433039   LIVERMORE                   CA    94550   SFD        5.875    5.483   $2,259.68   2.750   360    1-Dec-31
4433055   SUMMIT                      NJ    07901   SFD        6.000    5.608   $3,489.39   2.750   360    1-Jan-32
4433127   ORLANDO                     FL    32819   SFD        6.000    5.608   $3,477.40   2.750   360    1-Dec-31
4433147   MANHATTAN BEACH             CA    90266   SFD        6.500    6.108   $2,474.55   2.750   360    1-Dec-31
4433216   MOUNTAIN VIEW               CA    94040   SFD        6.250    5.858   $3,097.06   2.750   360    1-Jan-32
4433349   MILPITAS                    CA    95035   SFD        6.500    6.108   $2,155.36   2.750   360    1-Jan-32
4433366   CUPERTINO                   CA    95014   SFD        6.375    5.983   $3,306.52   2.750   360    1-Jan-32
4433553   SAN JOSE                    CA    95123   SFD        6.500    6.108   $2,073.18   2.750   360    1-Nov-31
4433584   SUNNYVALE                   CA    94086   SFD        6.375    5.983   $2,370.71   2.750   360    1-Dec-31
4433602   ALAMO                       CA    94507   SFD        6.500    6.108   $6,320.69   2.750   360    1-Jan-32
4433746   CUPERTINO                   CA    95014   PUD        6.375    5.983   $1,653.26   2.750   360    1-Jan-32
4433989   SANTA ROSA                  CA    95401   SFD        6.375    5.983   $2,495.48   2.750   360    1-Jan-32
4434026   ANAHEIM                     CA    92808   SFD        6.500    6.108   $3,286.76   2.750   360    1-Jan-32
4434169   LAFAYETTE                   CA    94549   SFD        6.500    6.108   $3,792.41   2.750   360    1-Jan-32
4434276   SPRINGFIELD                 IL    62704   SFD        6.875    6.483   $1,535.42   2.750   360    1-Jan-32
4434295   SAN FRANCISCO               CA    94123   SFD        6.500    6.108   $3,229.87   2.750   360    1-Dec-31
4434311   SKILLMAN                    NJ    08558   SFD        6.125    5.733   $2,510.65   2.750   360    1-Jan-32
4434373   LEMONT                      IL    60439   SFD        6.625    6.233   $2,855.79   2.750   360    1-Nov-31
4434412   DANVILLE                    CA    94526   SFD        6.500    6.108   $2,370.26   2.750   360    1-Jan-32
4434441   SAN DIEGO                   CA    92106   SFD        6.625    6.233   $5,106.77   2.750   360    1-Dec-31
4434498   CUPERTINO                   CA    95014   SFD        6.375    5.983   $3,119.35   2.750   360    1-Jan-32
4434588   NAPERVILLE                  IL    60564   PUD        6.375    5.983   $3,274.07   2.750   360    1-Nov-31
4435157   LOS GATOS                   CA    95032   SFD        6.125    5.733   $4,617.85   2.750   360    1-Dec-31
4435248   MENLO PARK                  CA    94025   SFD        6.000    5.608   $3,777.17   2.750   360    1-Dec-31
4435749   CASTLE ROCK                 CO    80104   SFD        5.500    5.108   $1,987.27   2.750   360    1-Jan-32
4435883   WOODSIDE                    CA    94062   SFD        6.500    6.108   $3,817.69   2.750   360    1-Dec-31
4436147   SARATOGA                    CA    95070   LCO        6.625    6.233   $1,984.97   2.750   360    1-Jan-32
4436239   CUPERTINO                   CA    95014   SFD        6.875    6.483   $2,075.90   2.750   360    1-Dec-31
4436364   SAN ANSELMO                 CA    94960   SFD        6.625    6.233   $3,521.72   2.750   360    1-Dec-31
4436416   SAN JOSE                    CA    95138   SFD        6.625    6.233   $6,274.73   2.750   360    1-Jan-32
4436439   LONG BEACH                  CA    90803   SFD        7.000    6.608   $2,554.76   2.750   360    1-Dec-31
4436503   SAN DIEGO                   CA    92131   SFD        6.750    6.358   $2,782.49   2.750   360    1-Dec-31
4436554   RANCHO SANTA FE             CA    92067   SFD        6.750    6.358   $3,930.51   2.750   360    1-Jan-32
4436592   LOS ANGELES                 CA    90046   SFD        6.375    5.983   $5,178.13   2.750   360    1-Jan-32
4436600   SAN DIEGO                   CA    92130   SFD        6.750    6.358   $3,307.86   2.750   360    1-Jan-32
4436658   PACIFIC PALISADES           CA    90272   SFD        6.625    6.233   $5,730.79   2.750   360    1-Dec-31
4436998   MALIBU                      CA    90265   SFD        6.250    5.858   $3,577.32   2.750   360    1-Dec-31
4437374   SAN DIEGO                   CA    92131   SFD        5.875    5.483   $2,277.42   2.750   360    1-Dec-31
4437497   PRIOR LAKE                  MN    55372   SFD        6.375    5.983   $2,133.64   2.750   360    1-Oct-31
4437690   IRVINE                      CA    92604   LCO        6.625    6.233   $1,991.37   2.750   360    1-Jan-32
4437694   REDWOOD CITY                CA    94062   LCO        6.625    6.233   $3,720.21   2.750   360    1-Dec-31
4437782   APTOS                       CA    95003   SFD        6.625    6.233   $3,790.65   2.750   360    1-Jan-32
4437803   ALAMO                       CA    94507   SFD        6.625    6.233   $3,649.78   2.750   360    1-Dec-31
4437922   SARATOGA                    CA    95070   SFD        6.625    6.233   $1,940.15   2.750   360    1-Dec-31
4438023   CORTE MADERA                CA    94925   SFD        6.625    6.233   $2,413.98   2.750   360    1-Dec-31
4438053   SAN CARLOS                  CA    94070   SFD        6.625    6.233   $2,554.85   2.750   360    1-Jan-32
4438309   SISTERS                     OR    97759   SFD        6.750    6.358   $2,831.13   2.750   360    1-Jan-32
4438351   RANDOLPH                    NJ    07869   SFD        6.250    5.858   $3,440.32   2.750   360    1-Jan-32
4438398   CHARLESTOWN                 RI    02813   SFD        6.375    5.983   $3,187.50   2.750   360    1-Jan-32
4438674   LADERA RANCH AREA           CA    92694   SFD        6.375    5.983   $1,932.44   2.750   360    1-Dec-31
4439468   GOLETA                      CA    93117   SFD        6.625    6.233   $2,561.25   2.750   360    1-Nov-31
4439648   PURCELLVILLE                VA    20132   SFD        6.250    5.858   $2,908.34   2.750   360    1-Dec-31
4439767   SANTA BARBARA               CA    93110   SFD        6.750    6.358   $2,340.00   2.750   360    1-Dec-31
4439811   MILPITAS                    CA    95035   SFD        6.500    6.108   $1,921.49   2.750   360    1-Dec-31
4439874   DALLAS                      TX    75225   SFD        6.375    5.983   $2,441.21   2.750   360    1-Jan-32
4440191   SAN DIEGO                   CA    92131   SFD        6.500    6.108   $2,417.67   2.750   360    1-Dec-31
4440203   NOVATO                      CA    94947   SFD        7.000    6.608   $2,212.14   2.750   360    1-Dec-31
4440505   SOUTH NATICK                MA    01760   SFD        6.625    6.233   $4,162.03   2.750   360    1-Jan-32
4440531   ALPINE                      CA    91901   SFD        6.750    6.358   $2,262.32   2.750   360    1-Jan-32
4440630   SUNNYVALE                   CA    94086   SFD        6.750    6.358   $2,412.79   2.750   360    1-Jan-32
4441113   NEWPORT BEACH               CA    92663   SFD        7.000    6.608   $2,846.67   2.750   360    1-Jan-32
4441127   SAN CLEMENTE                CA    92672   SFD        7.000    6.608   $2,494.89   2.750   360    1-Jan-32
4441535   SAN FRANCISCO               CA    94112   SFD        6.500    6.108   $2,939.12   2.750   360    1-Dec-31
4441781   ATLANTA                     GA    30327   SFD        6.375    5.983   $2,208.50   2.750   360    1-Dec-31
4442051   MOUNTAIN VIEW               CA    94040   SFD        6.500    6.108   $2,559.88   2.750   360    1-Dec-31
4442101   LONG BEACH                  CA    90803   SFD        6.750    6.358   $5,837.39   2.750   360    1-Jan-32
4442122   CALABASAS                   CA    91302   SFD        6.250    5.858   $2,998.55   2.750   360    1-Jan-32
4442271   AUSTIN                      TX    78746   SFD        6.375    5.983   $2,643.65   2.750   360    1-Dec-31
4442363   SAN DIEGO                   CA    92131   SFD        6.500    6.108   $1,903.16   2.750   360    1-Jan-32
4442372   LOS GATOS                   CA    95032   SFD        6.375    5.983   $2,270.89   2.750   360    1-Jan-32
4442373   SAN JOSE                    CA    95120   SFD        6.000    5.608   $2,793.91   2.750   360    1-Dec-31
4442464   LAGUNA NIGUEL               CA    92677   SFD        6.375    5.983   $2,139.88   2.750   360    1-Jan-32
4442780   TEQUESTA                    FL    33469   PUD        6.375    5.983   $1,996.39   2.750   360    1-Feb-32
4442794   REDWOOD CITY                CA    94062   SFD        6.875    6.483   $2,956.18   2.750   360    1-Oct-31
4442830   BERKELEY                    CA    94707   SFD        6.500    6.108   $3,242.51   2.750   360    1-Jan-32
4442994   MORGAN HILL                 CA    95037   SFD        6.500    6.108   $3,052.89   2.750   360    1-Jan-32
4443587   CARLSBAD                    CA    92009   SFD        6.375    5.983   $1,715.65   2.750   360    1-Dec-31
4443622   FRISCO                      TX    75034   SFD        6.625    6.233   $2,049.00   2.750   360    1-Dec-31
4443663   ALAMO                       CA    94507   SFD        6.500    6.108   $2,724.22   2.750   360    1-Jan-32
4443684   POTOMAC                     MD    20854   SFD        6.375    5.983   $2,682.65   2.750   360    1-Jan-32
4443769   SAN JOSE                    CA    95118   SFD        6.500    6.108   $2,030.21   2.750   360    1-Dec-31
4444009   AMELIA ISLAND               FL    32034   SFD        6.125    5.733   $1,148.44   2.750   360    1-Dec-31
4444095   COLTS NECK                  NJ    07722   LCO        5.875    5.483   $1,892.93   2.750   360    1-Jan-32
4444118   SAN JOSE                    CA    95135   SFD        6.250    5.858   $2,358.20   2.750   360    1-Jan-32
4444270   SOUTH RIDING                VA    20152   SFD        6.250    5.858   $1,943.21   2.750   360    1-Jan-32
4444355   WALNUT CREEK                CA    94598   SFD        6.500    6.108   $3,792.41   2.750   360    1-Dec-31
4444405   FREMONT                     CA    94539   PUD        6.250    5.858   $2,185.80   2.750   360    1-Jan-32
4444803   GLOUCESTER                  MA    01930   SFD        6.500    6.108   $1,706.25   2.750   360    1-Jan-32
4444851   CLARKSVILLE                 MD    21029   SFD        6.250    5.858   $2,044.19   2.750   360    1-Jan-32
4444863   GUILFORD                    CT    06437   SFD        6.375    5.983   $1,991.40   2.750   360    1-Jan-32
4444940   RAMSEY                      NJ    07446   SFD        6.375    5.983   $3,052.60   2.750   360    1-Jan-32
4445053   WEST CHICAGO                IL    60185   SFD        6.125    5.733   $2,327.15   2.750   360    1-Feb-32
4445224   BASKING RIDGE               NJ    07920   SFD        6.375    5.983   $2,745.03   2.750   360    1-Jan-32
4445352   SHOREWOOD                   MN    55331   SFD        6.000    5.608   $2,416.55   2.750   360    1-Dec-31
4445380   PALO ALTO                   CA    94306   SFD        6.500    6.108   $2,228.68   2.750   360    1-Dec-31
4445550   APTOS                       CA    95003   SFD        6.625    6.233   $2,497.22   2.750   360    1-Jan-32
4445704   APTOS                       CA    95003   SFD        6.625    6.233   $6,403.11   2.750   360    1-Dec-31
4445742   GILROY                      CA    95020   SFD        7.000    6.608   $3,971.86   2.750   360    1-Jan-32
4445743   GAITHERSBURG                MD    20879   SFD        6.500    6.108   $2,351.93   2.750   360    1-Dec-31
4445803   HUNTINGTON BEACH            CA    92648   SFD        6.000    5.608   $2,398.21   2.750   360    1-Jan-32
4445898   TRABUCO CANYON              CA    92679   SFD        6.375    5.983   $2,511.08   2.750   360    1-Jan-32
4445925   DANVILLE                    CA    94526   SFD        6.500    6.108   $2,502.99   2.750   360    1-Jan-32
4445975   NORWALK                     CT    06853   SFD        6.625    6.233   $6,403.11   2.750   360    1-Dec-31
4445983   SARATOGA                    CA    95070   SFD        6.250    5.858   $3,478.81   2.750   360    1-Jan-32
4446156   SAN FRANCISCO               CA    94110   LCO        6.875    6.483   $2,133.71   2.750   360    1-Jan-32
4446162   HERNDON                     VA    20171   SFD        6.250    5.858   $3,078.59   2.750   360    1-Jan-32
4446219   CAMPBELL                    CA    95008   SFD        7.000    6.608   $2,461.62   2.750   360    1-Jan-32
4446333   BURLINGAME                  CA    94010   SFD        6.500    6.108   $3,906.19   2.750   360    1-Jan-32
4446586   BINGHAM FARMS               MI    48025   SFD        6.125    5.733   $4,636.07   2.750   360    1-Jan-32
4446638   FREMONT                     CA    94539   SFD        6.375    5.983   $2,869.81   2.750   360    1-Jan-32
4446806   SAN FRANCISCO               CA    94117   MF2        6.000    5.608   $4,110.00   2.750   360    1-Jan-32
4446818   SAN JOSE                    CA    95120   SFD        6.375    5.983   $4,039.56   2.750   360    1-Jan-32
4446866   LOS GATOS                   CA    95032   SFD        6.000    5.608   $2,799.91   2.750   360    1-Dec-31
4446964   POTOMAC                     MD    20854   SFD        6.375    5.983   $2,417.19   2.750   360    1-Jan-32
4582763   WINFIELD                    IL    60190   SFD        5.625    5.233   $2,832.23   2.750   360    1-Dec-31
4585790   CHICAGO                     IL    60614   SFD        6.625    6.233   $2,525.07   2.750   360    1-Nov-31
4589032   ST CHARLES                  IL    60175   SFD        6.750    6.358   $2,415.38   2.750   360    1-Oct-31
4598181   WOODBURY                    MN    55125   SFD        6.250    5.858   $1,920.55   2.750   360    1-Nov-31
4599072   LAFAYETTE                   CO    80026   SFD        6.625    6.233   $2,049.00   2.750   360    1-Oct-31
4603254   LONG BEACH TWP.             NJ    08008   SFD        6.000    5.608   $5,995.51   2.750   360    1-Nov-31
4603668   REDONDO BEACH               CA    90278   LCO        6.250    5.858   $2,654.97   2.750   360    1-Nov-31
4605150   FRANKLIN LAKES              NJ    07417   SFD        6.500    6.108   $5,416.67   2.750   360    1-Nov-31
4608592   ALPHARETTA                  GA    30004   SFD        6.375    5.983   $1,946.47   2.750   360    1-Oct-31
4611810   CENTENNIAL                  CO    80016   SFD        6.250    5.858   $3,484.96   2.750   360    1-Nov-31
4612461   CENTREVILLE                 VA    20120   SFD        6.125    5.733   $3,037.75   2.750   360    1-Dec-31
4627097   HIGHLAND PARK               IL    60035   SFD        6.125    5.733   $2,082.50   2.750   360    1-Nov-31
4635025   NEWPORT BEACH               CA    92663   SFD        6.500    6.108   $3,204.58   2.750   360    1-Nov-31
4637062   BOSTON                      MA    02215   HCO        5.750    5.358   $1,867.43   2.750   360    1-Nov-31
4638581   BROOKLYN PARK               MN    55443   SFD        6.125    5.733   $2,119.04   2.750   360    1-Nov-31
4650222   SARASOTA                    FL    34242   SFD        6.625    6.233   $2,561.24   2.750   360    1-Nov-31
4663019   CHERRY HILLS                CO    80111   SFD        6.750    6.358   $2,523.05   2.750   360    1-Nov-31
4677129   WAYLAND                     MA    01778   SFD        6.625    6.233   $2,510.02   2.750   360    1-Nov-31
4684775   WOODCLIFF LAKE              NJ    07675   SFD        6.625    6.233   $2,817.37   2.750   360    1-Nov-31
4686143   AITKIN                      MN    56431   SFD        6.625    6.233   $1,656.25   2.750   360    1-Oct-31
4686473   ST. PETERSBURG              FL    33702   SFD        6.875    6.483   $3,674.86   2.750   360    1-Nov-31
4686564   PINELLAS PARK               FL    33782   SFD        6.875    6.483   $4,270.04   2.750   360    1-Nov-31
4690020   NEWPORT COAST               CA    92657   SFD        5.875    5.483   $3,427.08   2.750   360    1-Dec-31
4691168   OLATHE                      KS    66061   SFD        6.625    6.233   $2,627.92   2.750   360    1-Nov-31
4700076   FRISCO                      TX    75034   SFD        6.500    6.108   $2,317.90   2.750   360    1-Oct-31
4710414   CHEVY CHASE                 MD    20815   SFD        6.750    6.358   $2,899.23   2.750   360    1-Oct-31
4712063   WESTBOROUGH                 MA    01581   SFD        5.750    5.358   $2,847.84   2.750   360    1-Nov-31
4716007   HANALEI                     HI    96714   SFD        6.750    6.358   $4,387.50   2.750   360    1-Dec-31
4724829   ST. PAUL                    MN    55105   SFD        6.500    6.108   $2,371.52   2.750   360    1-Dec-31
4726378   MINNEAPOLIS                 MN    55409   SFD        6.125    5.733   $2,852.73   2.750   360    1-Nov-31
4731519   GREAT NECK                  NY    11020   SFD        6.375    5.983   $2,183.54   2.750   360    1-Nov-31
4736351   FAIR OAKS RANCH             CA    91351   SFD        6.125    5.733   $1,990.53   2.750   360    1-Nov-31
4737896   ROSEVILLE                   CA    95678   SFD        6.125    5.733   $2,697.79   2.750   360    1-Nov-31
4741393   KENSINGTON                  MD    20895   SFD        6.500    6.108   $2,169.26   2.750   360    1-Nov-31
4744371   ORONO                       MN    55356   SFD        6.125    5.733   $2,646.90   2.750   360    1-Nov-31
4749651   LITTLETON                   CO    80124   SFD        6.750    6.358   $1,912.50   2.750   360    1-Oct-31
4751871   DEEPHAVEN                   MN    55391   SFD        6.500    6.108   $6,320.67   2.750   360    1-Nov-31
4766382   AUSTIN                      TX    78746   SFD        6.000    5.608   $2,961.03   2.750   360    1-Nov-31
4769550   SCOTTSDALE                  AZ    85255   SFD        6.625    6.233   $1,672.81   2.750   360    1-Nov-31
4777876   EAST HANOVER                NJ    07936   SFD        6.625    6.233   $2,049.00   2.750   360    1-Nov-31
4778668   AURORA                      IL    60504   SFD        6.500    6.108   $2,275.44   2.750   360    1-Nov-31
4780961   EVANSTON                    IL    60201   SFD        6.500    6.108   $2,528.27   2.750   360    1-Nov-31
4787883   HAWTHORN WOODS              IL    60047   SFD        6.750    6.358   $2,075.51   2.750   360    1-Nov-31
4791703   ROCKVILLE                   MD    20850   SFD        6.750    6.358   $3,340.28   2.750   360    1-Oct-31
4792842   HINSDALE                    IL    60521   SFD        6.500    6.108   $4,958.96   2.750   360    1-Dec-31
4804621   REDMOND                     WA    98074   SFD        6.250    5.858   $2,081.12   2.750   360    1-Nov-31
4804829   SAN DIEGO                   CA    92130   SFD        6.125    5.733   $3,038.05   2.750   360    1-Nov-31
4817847   BLUE RIVER                  CO    80424   SFD        6.125    5.733   $3,949.47   2.750   360    1-Nov-31
4818647   BRECKENRIDGE                CO    80424   SFD        6.125    5.733   $2,479.05   2.750   360    1-Nov-31
4824876   GAITHERSBURG                MD    20882   SFD        6.625    6.233   $2,250.69   2.750   360    1-Dec-31
4825154   FAIRFAX STATION             VA    22039   SFD        6.500    6.108   $2,423.98   2.750   360    1-Oct-31
4830162   CINCINNATI                  OH    45241   SFD        6.500    6.108   $2,313.37   2.750   360    1-Oct-31
4830667   BOULDER                     CO    80304   SFD        6.625    6.233   $3,316.81   2.750   360    1-Nov-31
4849766   TAMPA                       FL    33647   SFD        6.500    6.108   $2,334.86   2.750   360    1-Nov-31
4879185   HUDSON                      WI    54016   SFD        6.250    5.858   $4,439.32   2.750   360    1-Nov-31
4879821   CHICAGO                     IL    60647   MF2        6.750    6.358   $3,080.84   2.750   360    1-Nov-31
4879920   VERO BEACH                  FL    32963   SFD        6.625    6.233   $3,521.71   2.750   360    1-Oct-31
4880787   RANCHO PALOS VERD           CA    90275   SFD        6.375    5.983   $3,187.50   2.750   360    1-Nov-31
4884870   ATLANTA                     GA    30327   SFD        6.875    6.483   $2,945.34   2.750   360    1-Oct-31
4888616   AUSTIN                      TX    78734   SFD        6.125    5.733   $1,847.14   2.750   360    1-Nov-31
4890141   COTO DE CAZA                CA    92679   SFD        6.750    6.358   $3,618.00   2.750   360    1-Nov-31
4895512   WHEATON                     IL    60187   SFD        6.625    6.233   $1,984.96   2.750   360    1-Nov-31
4897989   LAGRANGE                    IL    60525   SFD        6.625    6.233   $3,877.09   2.750   360    1-Nov-31
4908356   WEST NEW YORK               NJ    07093   LCO        6.500    6.108   $2,983.36   2.750   360    1-Nov-31
4923108   LOS ANGELES                 CA    90064   SFD        6.500    6.108   $3,172.98   2.750   360    1-Nov-31
4924510   HINSDALE                    IL    60521   SFD        6.500    6.108   $3,684.96   2.750   360    1-Nov-31
4927034   SANTA FE                    NM    87501   SFD        6.375    5.983   $4,273.51   2.750   360    1-Dec-31
4930145   EDGEWATER BORO              NJ    07020   LCO        6.625    6.233   $2,714.92   2.750   360    1-Dec-31
4932117   GOLDEN                      CO    80401   SFD        6.375    5.983   $2,098.70   2.750   360    1-Nov-31
4936100   GROTON                      MA    01450   SFD        6.500    6.108   $2,477.71   2.750   360    1-Nov-31
4936902   CINCINNATI                  OH    45244   SFD        6.500    6.108   $2,865.32   2.750   360    1-Oct-31
4947529   HUNTINGTON                  CT    06484   SFD        6.375    5.983   $3,172.38   2.750   360    1-Nov-31
4948105   BRANCHBURG TWP.             NJ    08853   SFD        6.000    5.608   $2,847.86   2.750   360    1-Nov-31
4952636   LAKE FOREST                 IL    60045   SFD        5.750    5.358   $4,791.67   2.750   360    1-Oct-31
4960332   PARK RIDGE                  IL    60068   SFD        6.375    5.983   $2,486.12   2.750   360    1-Nov-31
4964474   POWELL                      OH    43065   SFD        6.500    6.108   $2,294.41   2.750   360    1-Nov-31
4969036   NEWCASTLE                   WA    98059   SFD        6.000    5.608   $3,350.89   2.750   360    1-Nov-31
4978086   WEST DES MOINES             IA    50265   SFD        6.500    6.108   $2,212.24   2.750   360    1-Nov-31
4980009   HUNTINGTON                  NY    11743   SFD        6.500    6.108   $2,212.24   2.750   360    1-Dec-31
4995668   SHELBY TWP                  MI    48315   SFD        6.625    6.233   $1,984.96   2.750   360    1-Nov-31
5013479   HARVARD                     MA    01451   SFD        6.625    6.233   $4,482.18   2.750   360    1-Nov-31
5041116   ANDOVER                     MA    01810   SFD        6.500    6.108   $3,078.17   2.750   360    1-Nov-31
5071014   GRANBY                      CO    80446   SFD        6.750    6.358   $4,215.89   2.750   360    1-Nov-31
5082938   GERMANTOWN                  TN    38139   SFD        6.000    5.608   $3,201.60   2.750   360    1-Oct-31
5118195   CLEARWATER                  FL    33767   SFD        6.750    6.358   $3,226.50   2.750   360    1-Nov-31
5194169   MOORPARK                    CA    93021   SFD        6.250    5.858   $1,916.42   2.750   360    1-Nov-31
5259106   SAN DIEGO                   CA    92130   SFD        6.875    6.483   $2,013.49   2.750   360    1-Nov-31
5274600   OAKBROOK                    IL    60523   SFD        6.375    5.983   $6,238.70   2.750   360    1-Nov-31
5276746   SCOTTSDALE                  AZ    85259   SFD        6.500    6.108   $2,907.51   2.750   360    1-Oct-31
5280161   ENGLEWOOD                   CO    80110   SFD        6.625    6.233   $4,162.02   2.750   360    1-Nov-31
5288240   STONE HARBOR                NJ    08247   LCO        6.750    6.358   $2,655.00   2.750   360    1-Dec-31
5302443   EDEN PRAIRIE                MN    55347   SFD        6.000    5.608   $3,147.64   2.750   360    1-Nov-31
5307558   BIRMINGHAM                  AL    35205   SFD        6.250    5.858   $1,914.06   2.750   360    1-Nov-31
5380472   BELLBROOK                   OH    45305   SFD        6.500    6.108   $3,539.58   2.750   360    1-Nov-31
5464623   NAPERVILLE                  IL    60564   SFD        6.625    6.233   $3,156.73   2.750   360    1-Nov-31
5465216   SCOTTSDALE                  AZ    85262   SFD        6.875    6.483   $1,796.84   2.750   360    1-Nov-31
5470240   ATLANTA                     GA    30305   SFD        6.125    5.733   $1,992.96   2.750   360    1-Nov-31
5474515   OAK PARK                    CA    91377   SFD        6.500    6.108   $2,345.42   2.750   360    1-Nov-31
5479449   AVALON                      NJ    08202   SFD        6.625    6.233   $2,945.43   2.750   360    1-Nov-31
5524533   MINNETONKA                  MN    55305   SFD        6.375    5.983   $2,620.26   2.750   360    1-Nov-31
5549472   SYRACUSE                    UT    84075   SFD        6.375    5.983   $2,105.56   2.750   360    1-Dec-31
5589114   SUMMIT                      NJ    07901   SFD        6.250    5.858   $3,004.70   2.750   360    1-Nov-31
5622311   SANTA CLARITA               CA    91384   SFD        6.750    6.358   $1,960.39   2.750   360    1-Dec-31
5643643   GOLDEN                      CO    80401   SFD        6.125    5.733   $1,986.89   2.750   360    1-Nov-31
5656269   MINNETRISTA                 MN    55364   SFD        6.125    5.733   $2,688.68   2.750   360    1-Nov-31
5699301   WILMETTE                    IL    60091   SFD        6.375    5.983   $2,838.61   2.750   360    1-Nov-31
5709936   INVERNESS                   IL    60010   LCO        6.500    6.108   $2,401.86   2.750   360    1-Dec-31
5756705   WASHINGTON                  DC    20005   LCO        6.250    5.858   $2,287.39   2.750   360    1-Nov-31
5804141   CHADDS FORD                 PA    19317   SFD        5.750    5.358   $4,048.54   2.750   360    1-Nov-31
5848990   SAN DIEGO                   CA    92130   SFD        5.375    4.983   $3,079.85   2.750   360    1-Dec-31
5868645   WEBSTER                     MI    48130   SFD        6.875    6.483   $2,364.95   2.750   360    1-Jan-32
5886112   BROOKLINE                   MA    02445   LCO        5.250    4.858   $2,506.79   2.750   360    1-Jan-32
5886887   FRANKLIN                    TN    37069   SFD        5.500    5.108   $2,668.61   2.750   360    1-Jan-32
5934604   CORNING                     NY    14830   SFD        5.625    5.233   $1,881.83   2.750   360    1-Dec-31
5938571   RENO                        NV    89509   SFD        6.500    6.108   $2,452.42   2.750   360    1-Nov-31
5958921   INVER GROVE HGTS            MN    55077   SFD        6.375    5.983   $2,375.07   2.750   360    1-Nov-31
5962121   HENDERSON                   NV    89052   SFD        6.750    6.358   $2,418.75   2.750   360    1-Nov-31
5989354   EASTON                      CT    06612   SFD        6.000    5.608   $3,597.31   2.750   360    1-Sep-31
5998323   LINO LAKES                  MN    55014   SFD        6.250    5.858   $2,616.80   2.750   360    1-Nov-31
6021939   WEST ORANGE                 NJ    07052   LCO        5.750    5.358   $2,042.51   2.750   360    1-Dec-31
6024855   BURLINGAME                  CA    94010   SFD        6.375    5.983   $3,160.94   2.750   360    1-Nov-31
6036859   COLORADO SPRINGS            CO    80921   SFD        6.375    5.983   $2,780.35   2.750   360    1-Nov-31
6037662   NEWPORT BEACH               CA    92663   SFD        6.750    6.358   $2,737.09   2.750   360    1-Jan-32
6037939   MANHATTAN                   NY    10029   COP        7.375    6.983   $2,265.42   2.750   360    1-Oct-31
6040491   ALPHARETTA                  GA    30004   SFD        5.375    4.983   $1,847.91   2.750   360    1-Dec-31
6045538   LOVELAND                    OH    45140   SFD        5.500    5.108   $1,777.18   2.750   360    1-Nov-31
6097543   RENO                        NV    89509   SFD        6.000    5.608   $1,966.53   2.750   360    1-Nov-31
6104631   LAND O LAKES                WI    54540   SFD        7.000    6.608   $2,454.97   2.750   360    1-Nov-31
6112208   MINNEAPOLIS                 MN    55409   SFD        5.875    5.483   $3,223.88   2.750   360    1-Nov-31
6118260   AUSTIN                      TX    78726   SFD        6.125    5.733   $1,980.81   2.750   360    1-Nov-31
6132939   AVON                        CO    81620   LCO        6.500    6.108   $6,244.83   2.750   360    1-Dec-31
6134674   OCEAN CITY                  NJ    08226   MF2        6.375    5.983   $3,725.13   2.750   360    1-Nov-31
6143992   ATLANTA                     GA    30305   SFD        6.250    5.858   $3,448.02   2.750   360    1-Nov-31
6146449   EAGLE                       ID    83616   SFD        6.250    5.858   $2,204.27   2.750   360    1-Nov-31
6156354   MERCER ISLAND               WA    98040   SFD        6.125    5.733   $3,797.57   2.750   360    1-Dec-31
6158641   COPPELL                     TX    75019   SFD        6.750    6.358   $2,325.87   2.750   360    1-Nov-31
6184676   SAN RAMON                   CA    94583   SFD        6.625    6.233   $2,113.03   2.750   360    1-Dec-31
6185775   MARIETTA                    GA    30064   SFD        6.375    5.983   $1,934.00   2.750   360    1-Nov-31
6196307   SEA ISLE CITY               NJ    08243   LCO        6.625    6.233   $2,497.21   2.750   360    1-Nov-31
6198709   ALEXANDRIA                  VA    22314   SFD        6.625    6.233   $2,241.09   2.750   360    1-Nov-31
6199958   UKIAH                       CA    95482   SFD        6.625    6.233   $2,794.64   2.750   360    1-Nov-31
6201670   MCLEAN                      VA    22101   SFD        6.500    6.108   $2,212.24   2.750   360    1-Nov-31
6208397   SEA ISLE CITY               NJ    08243   LCO        6.625    6.233   $2,561.24   2.750   360    1-Nov-31
6211994   WOODBURY                    MN    55125   SFD        6.125    5.733   $1,829.52   2.750   360    1-Nov-31
6215371   PASADENA                    CA    91105   SFD        6.750    6.358   $2,324.58   2.750   360    1-Nov-31
6217877   CHICAGO                     IL    60610   HCO        6.500    6.108   $4,108.44   2.750   360    1-Nov-31
6223080   CHICAGO                     IL    60611   LCO        6.625    6.233   $2,215.48   2.750   360    1-Nov-31
6226770   ST CHARLES                  IL    60174   SFD        6.375    5.983   $2,444.95   2.750   360    1-Nov-31
6228438   CAMARILLO                   CA    93012   SFD        6.250    5.858   $2,401.30   2.750   360    1-Dec-31
6234971   ATLANTA                     GA    30342   SFD        6.375    5.983   $3,010.17   2.750   360    1-Nov-31
6236460   LONGMONT                    CO    80503   SFD        6.250    5.858   $2,308.94   2.750   360    1-Nov-31
6246840   ROSELLE                     IL    60172   SFD        6.750    6.358   $2,127.41   2.750   360    1-Nov-31
6250102   GRAND LAKE                  CO    80447   SFD        6.750    6.358   $3,015.98   2.750   360    1-Nov-31
6252127   OAKLAND                     CA    94610   SFD        6.375    5.983   $2,589.06   2.750   360    1-Dec-31
6254171   CARLSBAD                    CA    92009   SFD        6.125    5.733   $1,944.35   2.750   360    1-Nov-31
6263935   ROCHESTER HILLS             MI    48309   SFD        6.625    6.233   $2,170.01   2.750   360    1-Nov-31
6264494   PALM HARBOR                 FL    34685   SFD        6.375    5.983   $2,027.58   2.750   360    1-Nov-31
6271031   SONOMA                      CA    95476   SFD        6.250    5.858   $2,087.28   2.750   360    1-Nov-31
6297191   WASHINGTON                  DC    20008   SFD        6.500    6.108   $2,612.97   2.750   360    1-Nov-31
8126693   WINTER SPRINGS              FL    32708   SFD        6.750    6.358   $2,928.42   2.750   360    1-Nov-31
8212302   WESTON                      FL    33327   SFD        6.625    6.233   $5,122.49   2.750   360    1-Nov-31
8303542   FORT COLLINS                CO    80525   SFD        6.750    6.358   $2,502.45   2.750   360    1-Nov-31
8350533   DALLAS                      TX    75225   SFD        6.125    5.733   $6,076.11   2.750   360    1-Nov-31
8474656   SAN DIEGO                   CA    92130   SFD        6.250    5.858   $4,002.16   2.750   360    1-Nov-31
8475673   EVANSTON                    IL    60201   SFD        6.625    6.233   $2,663.69   2.750   360    1-Nov-31
8481910   WAKE FOREST                 NC    27587   SFD        6.500    6.108   $2,101.67   2.750   360    1-Oct-31
8507480   ARLINGTON                   VA    22207   SFD        6.375    5.983   $3,000.19   2.750   360    1-Oct-31
8523602   CHASKA                      MN    55318   SFD        6.750    6.358   $2,584.37   2.750   360    1-Oct-31
8552295   OTTAWA                      OH    45875   SFD        6.625    6.233   $2,033.63   2.750   360    1-Dec-31
8586598   LEESBURG                    VA    20175   SFD        6.750    6.358   $2,396.25   2.750   360    1-Nov-31
8587664   DAVIDSONVILLE               MD    21035   SFD        6.625    6.233   $3,060.69   2.750   360    1-Nov-31
8591593   IRVINE                      CA    92618   SFD        6.375    5.983   $2,600.05   2.750   360    1-Nov-31
8601685   CARLSBAD                    CA    92009   SFD        6.250    5.858   $2,770.73   2.750   360    1-Dec-31
8612885   ATLANTA                     GA    30350   SFD        6.250    5.858   $2,561.38   2.750   360    1-Oct-31
8631922   SAN DIEGO                   CA    92130   SFD        6.000    5.608   $3,897.08   2.750   360    1-Nov-31
8648372   SAN DIEGO                   CA    92130   SFD        6.375    5.983   $2,495.48   2.750   360    1-Oct-31
8658979   OXNARD                      CA    93030   SFD        6.750    6.358   $1,904.58   2.750   360    1-Nov-31
8662155   ESCONDIDO                   CA    92027   SFD        6.875    6.483   $2,083.17   2.750   360    1-Nov-31
8684519   GRAND JUNCTION              CO    81506   SFD        6.500    6.108   $4,108.44   2.750   360    1-Nov-31
8706777   CHANDLER                    AZ    85248   SFD        7.000    6.608   $2,371.14   2.750   360    1-Oct-31
8722553   HIGHLANDS RANCH             CO    80126   SFD        6.625    6.233   $2,246.85   2.750   360    1-Nov-31
8726586   CHICAGO                     IL    60611   LCO        6.500    6.108   $2,856.95   2.750   360    1-Oct-31
8733553   IRVINE                      CA    92602   LCO        5.750    5.358   $1,775.23   2.750   360    1-Nov-31
8739501   NEW YORK                    NY    10021   HCO        6.625    6.233   $2,330.73   2.750   360    1-Nov-31
8744689   CARLSBAD                    CA    92009   SFD        6.250    5.858   $3,215.28   2.750   360    1-Nov-31
8750544   SAN DIEGO                   CA    92126   LCO        6.750    6.358   $2,069.68   2.750   360    1-Nov-31
8762480   STEVENSON RANCH             CA    91381   SFD        6.625    6.233   $2,945.43   2.750   360    1-Dec-31
8771419   ATLANTA                     GA    30327   SFD        7.000    6.608   $2,182.19   2.750   360    1-Jul-31
8784257   ANTHEM                      AZ    85086   SFD        7.000    6.608   $2,195.17   2.750   360    1-Sep-31
8797309   SAN DIEGO                   CA    92130   SFD        6.250    5.858   $2,647.58   2.750   360    1-Nov-31
8805359   COPPELL                     TX    75019   SFD        6.375    5.983   $1,995.88   2.750   360    1-Dec-31
8807574   SAN DIEGO                   CA    92130   SFD        6.250    5.858   $2,812.50   2.750   360    1-Nov-31
8809525   LINO LAKES                  MN    55014   SFD        6.250    5.858   $2,093.44   2.750   360    1-Nov-31
8810051   ROSEVILLE                   CA    95747   SFD        6.000    5.608   $2,670.16   2.750   360    1-Dec-31
8811034   POWAY                       CA    92064   SFD        5.750    5.358   $4,791.66   2.750   360    1-Dec-31
8818887   NORWALK                     CT    06901   LCO        5.250    4.858   $2,694.75   2.750   360    1-Nov-31
8819663   SCOTTSDALE                  AZ    85259   SFD        7.000    6.608   $2,694.48   2.750   360    1-Aug-31
8835172   NEW YORK                    NY    10021   LCO        6.375    5.983   $2,152.35   2.750   360    1-Nov-31
8837178   ST PAUL                     MN    55105   SFD        6.750    6.358   $3,450.54   2.750   360    1-Oct-31
8839229   GREENWOOD VILLAGE           CO    80121   SFD        6.500    6.108   $4,582.49   2.750   360    1-Dec-31
8839669   RENO                        NV    89509   SFD        6.250    5.858   $2,155.01   2.750   360    1-Nov-31
8840203   ATLANTA                     GA    30306   SFD        6.375    5.983   $3,298.71   2.750   360    1-Nov-31
8844588   CHAPPAQUA                   NY    10514   SFD        6.875    6.483   $3,941.57   2.750   360    1-Sep-31
8844864   MERCER ISLAND               WA    98040   SFD        6.125    5.733   $1,842.28   2.750   360    1-Nov-31
8846074   WEST HEMPSTEAD              NY    11552   SFD        6.875    6.483   $1,769.17   2.750   360    1-Dec-31
8846712   RYE BROOK                   NY    10573   SFD        6.750    6.358   $2,270.09   2.750   360    1-Oct-31
8857585   PRIOR LAKE                  MN    55372   SFD        6.625    6.233   $2,127.43   2.750   360    1-Nov-31
8857838   CLINTON                     NJ    08801   SFD        6.750    6.358   $2,981.25   2.750   360    1-Sep-31
8861507   LILYDALE                    MN    55118   SFD        6.500    6.108   $3,286.75   2.750   360    1-Nov-31
8868500   BOULDER                     CO    80304   SFD        6.375    5.983   $1,971.43   2.750   360    1-Nov-31
8881354   UPLAND                      CA    91786   SFD        6.250    5.858   $3,232.52   2.750   360    1-Nov-31
8882119   REISTERSTOWN                MD    21136   SFD        6.375    5.983    $968.45    2.750   360    1-Jan-32
8882915   WASHINGTON                  DC    20005   SFD        6.125    5.733   $1,943.75   2.750   360    1-Oct-31
8885198   MADISON                     WI    53717   SFD        6.750    6.358   $3,102.37   2.750   360    1-Nov-31
8889682   IRVINE                      CA    92620   SFD        6.625    6.233   $3,201.56   2.750   360    1-Oct-31
8894866   RIVER FOREST                IL    60305   SFD        6.750    6.358   $2,464.67   2.750   360    1-Oct-31
8896513   POTOMAC                     MD    20854   SFD        6.000    5.608   $3,762.50   2.750   360    1-Oct-31
8901429   DANVILLE                    CA    94506   SFD        6.375    5.983   $4,055.15   2.750   360    1-Nov-31
8902144   SEATTLE                     WA    98136   SFD        6.750    6.358   $3,403.84   2.750   360    1-Oct-31
8902316   CEDAR RAPIDS                IA    52403   SFD        6.625    6.233   $3,201.56   2.750   360    1-Nov-31
8903797   WASHINGTON                  DC    20037   MF2        6.625    6.233   $4,482.18   2.750   360    1-Oct-31
8905199   FOLLY BEACH                 SC    29439   SFD        6.750    6.358   $1,575.00   2.750   360    1-Sep-31
8905302   BRIDGEWATER TWP.            NJ    08836   SFD        6.250    5.858   $2,401.30   2.750   360    1-Dec-31
8906203   TARPON SPRINGS              FL    34689   SFD        6.625    6.233   $2,561.24   2.750   360    1-Oct-31
8906316   MARBLEHEAD                  MA    01945   SFD        6.875    6.483   $3,166.07   2.750   360    1-Oct-31
8909825   UNIVERSITY PARK             TX    75225   SFD        6.375    5.983   $2,527.80   2.750   360    1-Sep-31
8910539   POTOMAC                     MD    20854   SFD        7.000    6.608   $1,750.00   2.750   360    1-Oct-31
8914058   SARASOTA                    FL    34242   SFD        6.750    6.358   $2,747.46   2.750   360    1-Nov-31
8914877   SOUTHLAKE                   TX    76092   SFD        6.875    6.483   $2,987.76   2.750   360    1-Oct-31
8916767   WARREN                      NJ    07059   SFD        6.625    6.233   $2,145.04   2.750   360    1-Oct-31
8917119   ARLINGTON                   VA    22207   SFD        6.625    6.233   $3,054.28   2.750   360    1-Oct-31
8918730   COPPELL                     TX    75019   SFD        6.500    6.108   $2,401.86   2.750   360    1-Nov-31
8918794   FAYETTEVILLE                GA    30215   SFD        6.500    6.108   $2,119.00   2.750   360    1-Oct-31
8919578   PORTLAND                    OR    97219   SFD        6.250    5.858   $3,386.44   2.750   360    1-Oct-31
8920901   BONITA                      CA    91902   SFD        6.500    6.108   $2,470.00   2.750   360    1-Oct-31
8921212   CHANHASSEN                  MN    55317   SFD        6.750    6.358   $2,296.04   2.750   360    1-Oct-31
8923892   FOUNTAIN HILLS              AZ    85268   SFD        6.875    6.483   $2,102.60   2.750   360    1-Oct-31
8924186   FOREST HILLS                NY    11375   SFD        6.125    5.733   $3,645.66   2.750   360    1-Nov-31
8924897   LEXINGTON                   MA    02173   SFD        7.125    6.733   $3,045.21   2.750   360    1-Oct-31
8925086   VACAVILLE                   CA    95688   SFD        6.500    6.108   $2,104.79   2.750   360    1-Dec-31
8925393   KEYSTONE                    CO    80435   LCO        6.500    6.108   $2,123.75   2.750   360    1-Nov-31
8925929   SOMERSET                    NJ    08873   SFD        6.250    5.858   $2,226.43   2.750   360    1-Nov-31
8926637   ROCKVILLE                   MD    20853   SFD        6.500    6.108   $2,149.03   2.750   360    1-Nov-31
8927446   EDINA                       MN    55436   SFD        7.000    6.608   $2,128.97   2.750   360    1-Oct-31
8927546   LEWIS CENTER                OH    43035   SFD        6.500    6.108   $2,149.03   2.750   360    1-Nov-31
8928652   ATHERTON                    CA    94027   SFD        6.500    6.108   $5,056.54   2.750   360    1-Nov-31
8928732   LEAWOOD                     KS    66223   SFD        6.875    6.483   $3,596.60   2.750   360    1-Nov-31
8929153   SCOTTSDALE                  AZ    85255   SFD        6.625    6.233   $3,030.94   2.750   360    1-Oct-31
8930796   MCLEAN                      VA    22102   SFD        6.500    6.108   $6,320.68   2.750   360    1-Nov-31
8932025   SAN DIEGO                   CA    92127   SFD        6.875    6.483   $2,163.57   2.750   360    1-Oct-31
8932270   HIGHLAND PARK               IL    60035   SFD        6.875    6.483   $2,989.03   2.750   360    1-Nov-31
8932836   BOTHELL                     WA    98011   SFD        6.625    6.233   $1,811.12   2.750   360    1-Oct-31
8933916   DARIEN                      CT    06820   SFD        6.375    5.983   $2,829.25   2.750   360    1-Oct-31
8934082   DUBLIN                      CA    94568   LCO        6.250    5.858   $1,984.12   2.750   360    1-Nov-31
8934185   WASHINGTON                  DC    20009   SFD        6.750    6.358   $2,231.18   2.750   360    1-Oct-31
8934357   BAYHEAD                     NJ    08742   SFD        6.875    6.483   $2,890.49   2.750   360    1-Nov-31
8935453   NORTH WOODMERE              NY    11598   SFD        6.500    6.108   $2,054.22   2.750   360    1-Nov-31
8936332   MINNETONKA                  MN    55345   SFD        6.750    6.358   $2,477.65   2.750   360    1-Nov-31
8937011   SAN RAMON                   CA    94583   SFD        6.500    6.108   $2,351.29   2.750   360    1-Oct-31
8937329   WASHINGTON                  DC    20010   SFD        6.750    6.358   $2,237.66   2.750   360    1-Oct-31
8938973   CORTE MADERA                CA    94925   SFD        6.375    5.983   $4,866.19   2.750   360    1-Nov-31
9166133   SAN JOSE                    CA    95135   SFD        6.750    6.358   $2,185.78   2.750   360    1-Nov-31
9206921   SCOTTS VALLEY               CA    95066   SFD        6.625    6.233   $2,090.62   2.750   360    1-Dec-31
9209024   HILLSBOROUGH                CA    94010   SFD        6.625    6.233   $5,666.75   2.750   360    1-Dec-31
9229167   HUNTINGTON BEACH            CA    92648   SFD        6.625    6.233   $3,304.01   2.750   360    1-Dec-31
9266214   SOUTH SAN FRANCIS           CA    94080   SFD        6.875    6.483   $3,218.96   2.750   360    1-Nov-31
9267980   SAN FRANCISCO               CA    94118   LCO        6.625    6.233   $2,561.25   2.750   360    1-Dec-31
9269250   STUDIO CITY (AREA           CA    91604   SFD        7.125    6.733   $5,305.54   2.750   360    1-Jul-31
9274622   BURLINGAME                  CA    94010   SFD        6.875    6.483   $2,397.79   2.750   360    1-Dec-31
9278367   SAN CARLOS                  CA    94070   SFD        6.875    6.483   $4,572.23   2.750   360    1-Nov-31
9288747   SAN JOSE                    CA    95120   SFD        6.625    6.233   $2,311.53   2.750   360    1-Nov-31
9288770   CUPERTINO                   CA    95014   SFD        6.500    6.108   $3,046.57   2.750   360    1-Nov-31
9306291   MORGAN HILL                 CA    95037   SFD        6.500    6.108   $2,149.04   2.750   360    1-Nov-31
9308016   PALOS VERDES ESTA           CA    90275   SFD        6.250    5.858   $4,002.17   2.750   360    1-Dec-31
9321365   LA JOLLA                    CA    92037   SFD        7.125    6.733   $6,130.84   2.750   360    1-Jan-32
9326537   LOS ANGELES                 CA    90077   SFD        7.000    6.608   $3,789.57   2.750   360    1-Oct-31
9327394   YORBA LINDA                 CA    92887   SFD        6.875    6.483   $3,082.31   2.750   360    1-Oct-31
9329267   BURLINGAME                  CA    94010   SFD        6.750    6.358   $3,009.50   2.750   360    1-Nov-31
9330008   LOS ALTOS                   CA    94024   SFD        6.750    6.358   $4,144.55   2.750   360    1-Oct-31
9331061   SARATOGA                    CA    95070   SFD        6.500    6.108   $5,372.58   2.750   360    1-Oct-31
9331165   SAN JOSE                    CA    95130   SFD        6.750    6.358   $2,776.00   2.750   360    1-Nov-31
9332023   ORINDA                      CA    94563   SFD        6.750    6.358   $2,432.25   2.750   360    1-Oct-31
9332658   ALAMO                       CA    94507   SFD        6.625    6.233   $2,052.20   2.750   360    1-Oct-31
9333917   SAN FRANCISCO               CA    94110   SFD        6.625    6.233   $5,442.65   2.750   360    1-Nov-31
9334108   SAN FRANCISCO               CA    94131   SFD        6.500    6.108   $2,692.61   2.750   360    1-Nov-31
9335922   LOS ALTOS                   CA    94024   SFD        6.875    6.483   $5,472.22   2.750   360    1-Nov-31
9336903   LOS ANGELES                 CA    90068   SFD        6.875    6.483   $2,627.72   2.750   360    1-Nov-31
9337799   SOUTH SAN FRANCIS           CA    94080   SFD        6.750    6.358   $3,554.32   2.750   360    1-Nov-31
9338492   PORTOLA VALLEY              CA    94028   SFD        6.500    6.108   $3,375.25   2.750   360    1-Dec-31
9338599   UNION CITY                  CA    94587   SFD        6.750    6.358   $2,056.06   2.750   360    1-Nov-31
9339266   WATSONVILLE                 CA    95076   SFD        6.625    6.233   $4,142.82   2.750   360    1-Nov-31
9339546   SANTA CRUZ                  CA    95062   SFD        6.375    5.983   $3,069.44   2.750   360    1-Nov-31
9339945   LOS ANGELES                 CA    90068   SFD        6.250    5.858   $3,275.62   2.750   360    1-Nov-31
9339958   ORINDA                      CA    94563   SFD        6.500    6.108   $2,591.48   2.750   360    1-Nov-31
9341411   REDWOOD CITY                CA    94065   SFD        6.625    6.233   $3,227.17   2.750   360    1-Dec-31
9342251   GRANITE BAY                 CA    95746   SFD        6.375    5.983   $2,957.15   2.750   360    1-Dec-31
9343662   CUPERTINO                   CA    95014   SFD        6.500    6.108   $3,046.57   2.750   360    1-Nov-31
9344703   CHINO HILLS                 CA    91709   SFD        6.750    6.358   $2,233.13   2.750   360    1-Dec-31
9346062   LOS ANGELES                 CA    90077   SFD        6.500    6.108   $4,108.45   2.750   360    1-Dec-31
9346160   SANTA CRUZ                  CA    95060   SFD        6.875    6.483   $2,956.18   2.750   360    1-Dec-31
9346493   PLEASANTON                  CA    94566   SFD        6.625    6.233   $2,766.15   2.750   360    1-Jan-32
9346798   DANVILLE                    CA    94506   SFD        6.500    6.108   $5,815.03   2.700   360    1-Dec-31
9347188   SAN FRANCISCO               CA    94110   LCO        6.250    5.858   $3,866.71   2.750   360    1-Dec-31
9347251   LAKE ARROWHEAD              CA    92352   SFD        6.750    6.358   $6,258.97   2.750   360    1-Jan-32
9347435   MEQUON                      WI    53092   SFD        6.375    5.983   $3,337.71   2.750   360    1-Dec-31
9347844   LAFAYETTE                   CO    80026   SFD        6.625    6.233   $6,275.05   2.750   360    1-Jan-32
9347977   RANCHO PALOS VERD           CA    90275   SFD        6.500    6.108   $2,158.52   2.750   360    1-Dec-31
9348151   LIVERMORE                   CA    94550   SFD        6.875    6.483   $2,001.34   2.750   360    1-Dec-31
9348231   FREMONT                     CA    94536   SFD        6.750    6.358   $1,965.26   2.750   360    1-Dec-31
9348661   IRVINE                      CA    92602   SFD        6.375    5.983   $3,567.92   2.750   360    1-Jan-32
9349364   CHICAGO                     IL    60640   SFD        6.625    6.233   $3,758.63   2.750   360    1-Dec-31
9349418   DANVILLE                    CA    94526   SFD        6.750    6.358   $2,853.84   2.750   360    1-Dec-31
9349837   MOUNTAIN VIEW               CA    94086   SFD        6.625    6.233   $1,972.16   2.750   360    1-Dec-31
9350425   WALNUT CREEK                CA    94598   SFD        6.500    6.108   $2,142.71   2.750   360    1-Jan-32
9352323   LOS ANGELES                 CA    90036   SFD        6.375    5.983   $3,150.55   2.750   360    1-Dec-31
9354032   VISTA                       CA    92083   SFD        6.625    6.233   $2,561.25   2.750   360    1-Dec-31
9355318   SAN JOSE                    CA    95135   SFD        6.500    6.108   $2,528.28   2.750   360    1-Dec-31
9356735   COTO DE CAZA (ARE           CA    92679   SFD        6.375    5.983   $4,866.19   2.750   360    1-Dec-31
9358657   LOS ANGELES                 CA    90036   MF2        6.750    6.358   $2,691.69   2.750   360    1-Dec-31
9360938   SAN JOSE                    CA    95124   SFD        6.500    6.108   $2,939.12   2.750   360    1-Jan-32
9361510   NEWPORT BEACH               CA    92660   SFD        6.500    6.108   $2,578.84   2.750   360    1-Dec-31
9361560   SANTA CLARA                 CA    95050   MF2        6.750    6.358   $2,983.56   2.750   360    1-Dec-31
9362065   MONTARA                     CA    94037   SFD        6.875    6.483   $4,157.05   2.750   360    1-Dec-31
9363539   CUPERTINO                   CA    95014   SFD        6.625    6.233   $2,433.19   2.750   360    1-Dec-31
9363610   OXNARD                      CA    91360   SFD        6.875    6.483   $2,167.21   2.750   360    1-Jan-32
9364429   LAS VEGAS                   NV    89117   SFD        6.875    6.483   $6,562.72   2.750   360    1-Dec-31
9414287   PLEASANTON                  CA    94588   SFD        6.875    6.483   $2,654.00   2.750   360    1-Jan-32
9416137   BEN LOMOND                  CA    95005   SFD        6.750    6.358   $2,393.33   2.750   360    1-Jan-32
9420294   SALINAS                     CA    93907   SFD        6.625    6.233   $2,657.29   2.750   360    1-Jan-32
9421193   SAN FRANCISCO               CA    94107   LCO        5.875    5.483   $3,209.10   2.750   360    1-Jan-32
9423561   RANCHO PALOS VERD           CA    90275   SFD        6.750    6.358   $2,996.53   2.750   360    1-Jan-32
9424835   MILL VALLEY                 CA    94941   SFD        6.875    6.483   $2,969.32   2.750   360    1-Jan-32
9425125   GRANITE BAY                 CA    95746   SFD        5.750    5.358   $2,626.08   2.750   360    1-Jan-32
9425703   LONG BEACH                  CA    90803   SFD        6.875    6.483   $4,270.04   2.750   360    1-Jan-32
9428055   RANCHO SANTA FE             CA    92091   SFD        6.500    6.108   $3,092.71   2.750   360    1-Jan-32
9430485   HOUSTON                     TX    77019   SFD        6.125    5.733   $2,795.01   2.750   360    1-Jan-32
9431494   MORRISON                    CO    80465   SFD        6.125    5.733   $3,104.89   2.750   360    1-Dec-31
9431570   SAN FRANCISCO               CA    94132   SFD        6.625    6.233   $3,329.62   2.750   360    1-Jan-32
9432053   LOS ANGELES                 CA    90049   SFD        6.750    6.358   $5,772.52   2.750   360    1-Dec-31
9432180   EL CAJON                    CA    92021   SFD        6.875    6.483   $4,270.04   2.750   360    1-Jan-32
9432205   CALABASAS                   CA    91302   SFD        6.375    5.983   $2,672.04   2.750   360    1-Jan-32
9432664   LOS ALAMITOS AREA           CA    90720   SFD        6.750    6.358   $2,594.40   2.750   360    1-Jan-32
9433203   TUALATIN                    OR    97062   SFD        6.500    6.108   $6,067.86   2.750   360    1-Jan-32
9433450   PORTLAND                    OR    97229   SFD        6.500    6.108   $2,815.87   2.750   360    1-Jan-32
9433682   PORTOLA VALLEY              CA    94028   SFD        6.625    6.233   $3,201.56   2.750   360    1-Jan-32
9435104   FAIRFIELD                   CA    94533   SFD        6.875    6.483   $2,102.18   2.750   360    1-Dec-31
9435270   PLEASANTON                  CA    94566   SFD        6.625    6.233   $2,593.26   2.750   360    1-Jan-32
9435559   LAGUNA HILLS                CA    92653   SFD        5.875    5.483   $5,797.07   2.750   360    1-Dec-31
9436149   WOODLANDS                   TX    77381   SFD        6.625    6.233   $3,893.10   2.750   360    1-Dec-31
9436410   THE WOODLANDS               TX    77381   SFD        6.625    6.233   $3,211.80   2.750   360    1-Dec-31
9436704   TUSTIN                      CA    92782   SFD        6.500    6.108   $3,545.91   2.750   360    1-Jan-32
9436813   LAGUNA NIGEL                CA    92677   SFD        6.500    6.108   $2,679.97   2.750   360    1-Jan-32
9437103   MORGAN HILL                 CA    95037   SFD        6.500    6.108   $2,022.62   2.750   360    1-Dec-31
9437212   SAN RAFAEL                  CA    94901   SFD        6.375    5.983   $1,909.05   2.750   360    1-Jan-32
9437262   NEWPORT BEACH               CA    92663   SFD        6.125    5.733   $3,888.71   2.750   360    1-Jan-32
9437707   LOS ALTOS HILLS             CA    94024   SFD        6.250    5.858   $6,009.40   2.750   360    1-Jan-32
9437718   FALLBROOK                   CA    92028   SFD        6.250    5.858   $3,232.52   2.750   360    1-Jan-32
9437801   IRVINE                      CA    92604   SFD        6.500    6.108   $3,293.71   2.750   360    1-Dec-31
9437990   SAN MATEO                   CA    94402   SFD        6.250    5.858   $2,401.30   2.750   360    1-Jan-32
9438112   SAN FRANCISCO               CA    94103   LCO        6.250    5.858   $2,462.87   2.750   360    1-Jan-32
9438289   MANHATTAN BEACH             CA    90266   MF2        6.250    5.858   $5,418.32   2.750   360    1-Dec-31
9438336   STEVENSVILLE                MI    49127   SFD        6.250    5.858   $2,262.76   2.750   360    1-Jan-32
9438527   RCHO STA MARG               CA    92688   SFD        5.875    5.483   $1,928.42   2.750   360    1-Jan-32
9438608   LOS ANGELES                 CA    90046   SFD        6.250    5.858   $5,695.39   2.750   360    1-Dec-31
9438815   PALO ALTO                   CA    94301   SFD        6.125    5.733   $2,928.69   2.750   360    1-Dec-31
9439617   LOS ANGELES                 CA    90019   SFD        6.125    5.733   $2,369.69   2.750   360    1-Dec-31
9439983   STURGIS                     MI    49091   SFD        6.125    5.733   $3,080.59   2.750   360    1-Jan-32
9440557   PLEASANTON                  CA    94588   SFD        6.250    5.858   $2,826.15   2.750   360    1-Dec-31
9440652   SAN FRANCISCO               CA    94110   SFD        6.125    5.733   $3,888.71   2.750   360    1-Dec-31
9440799   PLEASANTON                  CA    94566   SFD        6.500    6.108   $2,844.31   2.750   360    1-Jan-32
9440856   DANVILLE                    CA    94506   SFD        6.500    6.108   $4,038.92   2.750   360    1-Dec-31
9441001   BURBANK                     CA    91505   SFD        6.000    5.608   $2,116.42   2.750   360    1-Jan-32
9441095   LA JOLLA                    CA    92037   SFD        6.250    5.858   $6,027.88   2.750   360    1-Dec-31
9441171   SAN FRANCISCO               CA    94117   SFD        6.000    5.608   $3,897.08   2.750   360    1-Dec-31
9441206   LOS ANGELES                 CA    90291   SFD        6.375    5.983   $2,745.03   2.750   360    1-Dec-31
9441551   DANVILLE                    CA    94506   SFD        6.375    5.983   $2,370.71   2.750   360    1-Jan-32
9442000   MORAGA                      CA    94556   SFD        6.250    5.858   $2,499.82   2.750   360    1-Jan-32
9442245   RIDGEFIELD                  CT    06877   SFD        6.000    5.608   $2,985.77   2.750   360    1-Jan-32
9442295   LAKE OSWEGO                 OR    97034   SFD        6.125    5.733   $2,655.26   2.750   360    1-Dec-31
9442419   CARMEL VALLEY               CA    93924   SFD        6.500    6.108   $3,950.43   2.750   360    1-Dec-31
9442865   BELLEVUE                    WA    98004   SFD        6.250    5.858   $3,694.31   2.750   360    1-Dec-31
9443481   LAGUNA NIGUEL               CA    92677   SFD        6.625    6.233   $6,403.11   2.750   360    1-Dec-31
9444078   REDONDO BEACH               CA    90278   SFD        6.625    6.233   $2,420.38   2.750   360    1-Dec-31
9444178   LOS ANGELES                 CA    91311   SFD        6.625    6.233   $2,631.68   2.700   360    1-Dec-31
9445018   LAKE OSWEGO                 OR    97034   SFD        6.250    5.858   $3,936.28   2.750   360    1-Jan-32
9445079   FOLSOM                      CA    95630   SFD        6.625    6.233   $2,209.08   2.750   360    1-Dec-31
9445461   SAN RAMON                   CA    94583   SFD        6.625    6.233   $2,016.98   2.750   360    1-Dec-31
9446075   LOS ANGELES                 CA    90068   SFD        6.125    5.733   $3,949.47   2.750   360    1-Dec-31
9446135   LOS ANGELES                 CA    91324   SFD        6.750    6.358   $1,952.28   2.750   360    1-Dec-31
9447289   BEVERLY                     MA    01915   SFD        5.625    5.233   $1,560.94   2.750   360    1-Nov-31
9447577   ATLANTA                     GA    30327   SFD        6.500    6.108   $5,416.67   2.750   360    1-Nov-31
9448535   EDINA                       MN    55424   SFD        6.625    6.233   $2,391.56   2.750   360    1-Nov-31
9449052   FT. WORTH                   TX    76109   SFD        6.625    6.233   $2,320.17   2.750   360    1-Nov-31
9449733   DARIEN                      CT    06820   SFD        6.250    5.858   $1,864.58   2.750   360    1-Nov-31
9449777   SHOREWOOD                   MN    55331   SFD        6.500    6.108   $3,160.34   2.750   360    1-Nov-31
9450813   CAMARILLO                   CA    93012   SFD        6.250    5.858   $2,176.56   2.750   360    1-Nov-31
9450835   GIG HARBOR                  WA    98332   SFD        6.500    6.108   $3,425.81   2.750   360    1-Nov-31
9451666   HOPKINTON                   MA    01748   SFD        6.250    5.858   $2,758.41   2.750   360    1-Nov-31
9451768   DUNSTABLE                   MA    01827   SFD        6.625    6.233   $2,401.17   2.750   360    1-Nov-31
9452456   MALVERN                     PA    19355   SFD        5.875    5.483   $2,555.44   2.750   360    1-Nov-31
9453706   AGOURA HILLS                CA    91301   SFD        6.625    6.233   $2,977.45   2.750   360    1-Nov-31
9454044   EVANSTON                    IL    60202   SFD        6.500    6.108   $3,539.58   2.750   360    1-Nov-31
9454419   MEDICINE LAKE               MN    55441   SFD        6.000    5.608   $2,180.00   2.750   360    1-Nov-31
9455787   WALNUT CREEK                CA    94596   SFD        5.625    5.233   $2,371.70   2.750   360    1-Dec-31
9456908   METUCHEN                    NJ    08840   SFD        5.875    5.483   $2,602.77   2.750   360    1-Dec-31
9457356   TWO HARBORS                 MN    55616   SFD        6.375    5.983   $2,245.93   2.750   360    1-Nov-31
9457926   EAGAN                       MN    55123   SFD        6.125    5.733   $4,222.89   2.750   360    1-Nov-31
9459016   THOUSAND OAKS               CA    91362   SFD        6.250    5.858   $3,740.48   2.750   360    1-Dec-31
9463049   FRISCO                      TX    75034   SFD        6.125    5.733   $2,104.76   2.750   360    1-Nov-31
9463415   NORTH OAKS                  MN    55127   SFD        6.500    6.108   $1,679.17   2.750   360    1-Dec-31
9463441   EXCELSIOR                   MN    55331   SFD        6.875    6.483   $2,154.73   2.750   360    1-Nov-31
9464071   CHICAGO                     IL    60622   LCO        6.625    6.233   $2,330.73   2.750   360    1-Dec-31
9464104   WASHINGTON                  DC    20007   SFD        6.625    6.233   $2,379.91   2.750   360    1-Nov-31
9464754   SANTA MONICA                CA    90405   SFD        6.500    6.108   $1,959.41   2.750   360    1-Dec-31
9464991   ATLANTA                     GA    30328   SFD        6.750    6.358   $3,217.05   2.750   360    1-Dec-31
9466003   LOS ANGELES                 CA    90024   SFD        6.250    5.858   $3,693.69   2.750   360    1-Nov-31
9466323   SCOTTSDALE                  AZ    85255   SFD        6.750    6.358   $2,227.50   2.750   360    1-Dec-31
9467904   ATLANTA                     GA    30327   SFD        6.250    5.858   $3,677.60   2.750   360    1-Nov-31
9468248   EDEN PRAIRIE                MN    55347   SFD        6.250    5.858   $3,694.30   2.750   360    1-Nov-31
9468588   MCLEAN                      VA    22102   SFD        6.500    6.108   $6,320.68   2.750   360    1-Nov-31
9469725   ROCKVILLE                   MD    20850   SFD        6.500    6.108   $2,835.49   2.750   360    1-Dec-31
9472265   SIOUX                       SD    57108   SFD        6.000    5.608   $2,822.31   2.750   360    1-Nov-31
9472884   WASHINGTON                  DC    20015   SFD        6.500    6.108   $2,907.51   2.750   360    1-Dec-31
9477430   SAFETY HARBOUR              FL    34695   SFD        6.375    5.983   $4,947.29   2.750   360    1-Dec-31
9478254   ATLANTA                     GA    30327   SFD        6.250    5.858   $3,225.89   2.750   360    1-Dec-31
9478638   VIENNA                      VA    22182   SFD        6.500    6.108   $3,340.48   2.750   360    1-Dec-31
9482903   DENVER                      CO    80206   SFD        6.625    6.233   $2,760.42   2.750   360    1-Dec-31
9482948   COLLIERVILLE                TN    38017   SFD        5.750    5.358   $1,865.10   2.750   360    1-Nov-31
9483182   PARK RIDGE                  IL    60068   SFD        6.750    6.358   $2,853.83   2.750   360    1-Dec-31
9484806   WEST DES MOINES             IA    50265   SFD        6.500    6.108   $3,792.41   2.750   360    1-Nov-31
9486062   CAMARILLO                   CA    93012   SFD        6.000    5.608   $2,038.47   2.750   360    1-Nov-31
9488844   SHOREWOOD                   MN    55331   SFD        6.125    5.733   $2,520.06   2.750   360    1-Dec-31
9495030   CHADDS FORD                 PA    19317   SFD        6.250    5.858   $6,157.17   2.750   360    1-Dec-31
9496397   CHEVY CHASE                 MD    20815   SFD        6.625    6.233   $2,070.31   2.750   360    1-Dec-31
9498670   SIOUX FALLS                 SD    57108   SFD        6.375    5.983   $3,275.32   2.750   360    1-Nov-31
9499742   NEWPORT COAST               CA    92661   LCO        6.500    6.108   $1,597.92   2.750   360    1-Nov-31
9501006   LITTLETON                   CO    80127   SFD        6.375    5.983   $2,290.85   2.750   360    1-Dec-31
9504829   SAN DIEGO                   CA    92103   LCO        6.625    6.233   $1,952.95   2.750   360    1-Dec-31
9511361   MARGATE                     NJ    08402   SFD        6.375    5.983   $2,539.15   2.750   360    1-Dec-31
9512965   FALLBROOK                   CA    92028   SFD        6.500    6.108   $3,318.36   2.750   360    1-Jan-32
9513696   BOULDER                     CO    80302   SFD        6.125    5.733   $2,795.01   2.750   360    1-Dec-31
9514293   WOODBURY                    MN    55125   SFD        6.500    6.108   $2,433.46   2.750   360    1-Dec-31
9514328   AVON                        CO    81620   SFD        6.125    5.733   $4,842.05   2.750   360    1-Dec-31
9516225   CHICAGO                     IL    60610   HCO        6.625    6.233   $3,224.17   2.750   360    1-Dec-31
9520142   VADNAIS HEIGHTS             MN    55127   SFD        6.375    5.983   $2,094.33   2.750   360    1-Dec-31
9521100   BRASELTON                   GA    30517   SFD        6.125    5.733   $3,062.50   2.750   360    1-Dec-31
9521926   SANTA FE                    NM    87506   SFD        6.625    6.233   $3,749.02   2.750   360    1-Dec-31
9527251   CASTLE ROCK                 CO    80104   SFD        5.500    5.108   $3,122.84   2.750   360    1-Dec-31
9529127   ATLANTA                     GA    30319   SFD        5.875    5.483   $2,238.38   2.750   360    1-Dec-31
9529515   JACKSON                     WY    83001   SFD        6.250    5.858   $1,317.71   2.750   360    1-Jan-32
9534805   PLANO                       TX    75093   SFD        6.125    5.733   $4,215.16   2.750   360    1-Dec-31
9538246   COLBERT                     GA    30628   SFD        6.125    5.733   $2,163.09   2.750   360    1-Dec-31
9538515   EDINA                       MN    55424   SFD        6.500    6.108   $2,990.95   2.750   360    1-Dec-31
9546489   DANVILLE                    CA    94506   SFD        6.250    5.858   $2,284.31   2.750   360    1-Dec-31
9546704   SAN DIEGO                   CA    92130   SFD        6.250    5.858   $2,462.87   2.750   360    1-Dec-31
9548569   DESTIN                      FL    32550   HCO        6.375    5.983   $1,800.94   2.750   360    1-Nov-31
9552244   MILL VALLEY                 CA    94941   SFD        6.125    5.733   $2,838.76   2.750   360    1-Dec-31
9553729   ARLINGTON                   VA    22207   SFD        6.250    5.858   $3,866.70   2.750   360    1-Dec-31
9555631   WASHINGTON                  DC    20016   SFD        5.875    5.483   $2,336.57   2.750   360    1-Dec-31
9556179   SHOREWOOD                   MN    55331   SFD        6.375    5.983   $2,395.66   2.750   360    1-Dec-31
9563508   DUBLIN                      OH    43017   SFD        5.875    5.483   $3,596.55   2.750   360    1-Dec-31
9591636   WAYZATA                     MN    55391   SFD        6.000    5.608   $1,924.56   2.750   360    1-Dec-31
9608555   SHEPHERDSTOWN               WV    25443   SFD        6.625    6.233   $3,042.76   2.750   360    1-Dec-31
9633247   ORONO                       MN    55356   SFD        6.125    5.733   $2,430.45   2.750   360    1-Dec-31
9866977   SAN DIEGO                   CA    92131   SFD        6.625    6.233   $3,406.46   2.750   360    1-Dec-31
9866984   PALO ALTO                   CA    94306   SFD        6.375    5.983   $1,902.81   2.750   360    1-Jan-32
9867044   MENLO PARK                  CA    94025   SFD        6.625    6.233   $4,757.52   2.750   360    1-Jan-32
9867163   HILLSBOROUGH                CA    94010   SFD        6.375    5.983   $3,961.58   2.750   360    1-Jan-32
9867177   MENLO PARK                  CA    94025   SFD        6.500    6.108   $5,016.73   2.750   360    1-Jan-32
9867330   GREAT FALLS                 VA    22066   SFD        6.000    5.608   $2,398.21   2.750   360    1-Jan-32
9867332   BELMONT                     MA    02478   SFD        6.375    5.983   $2,183.55   2.750   360    1-Jan-32
9867409   LOS ALTOS                   CA    94022   SFD        6.375    5.983   $4,990.96   2.750   360    1-Jan-32
9867430   SAN FRANCISCO               CA    94116   SFD        6.500    6.108   $1,987.86   2.750   360    1-Jan-32
9867503   OAKLAND                     CA    94602   SFD        6.500    6.108   $2,547.24   2.750   360    1-Jan-32
9867580   SAN DIEGO                   CA    92131   SFD        6.375    5.983   $3,814.96   2.750   360    1-Dec-31
9867612   CALABASAS                   CA    91302   SFD        6.500    6.108   $4,108.45   2.750   360    1-Jan-32
9867661   CYPRESS                     CA    90630   SFD        6.500    6.108   $1,997.34   2.750   360    1-Jan-32
9867693   WELLESLEY                   MA    02482   SFD        6.000    5.608   $3,657.26   2.750   360    1-Jan-32
9867762   ROSWELL                     GA    30075   SFD        6.000    5.608   $2,093.04   2.750   360    1-Feb-32
9867891   NEWTON                      MA    02459   SFD        6.000    5.608   $2,997.76   2.750   360    1-Jan-32
9867900   LEESBURG                    VA    20176   SFD        6.375    5.983   $2,882.28   2.750   360    1-Jan-32
9867982   LOS ANGELES                 CA    91403   SFD        6.500    6.108   $5,925.64   2.750   360    1-Jan-32
9868310   SAN MATEO                   CA    94403   SFD        6.375    5.983   $3,387.62   2.750   360    1-Jan-32
9868331   LOS ANGELES                 CA    90024   LCO        6.375    5.983   $4,685.27   2.750   360    1-Jan-32
9868387   LOS ALAMITOS                CA    90720   SFD        6.375    5.983   $3,574.78   2.750   360    1-Jan-32
9868406   CALABASAS                   CA    91302   SFD        6.500    6.108   $4,108.45   2.750   360    1-Jan-32
9868430   LA ENCINO AREA              CA    91436   SFD        6.625    6.233   $3,931.51   2.750   360    1-Jan-32
9868459   LA BEVERLY HILLS ARE        CA    90210   SFD        6.500    6.108   $3,457.42   2.750   360    1-Jan-32
9868479   HIDDEN HILLS                CA    91302   SFD        6.500    6.108   $5,925.64   2.750   360    1-Jan-32
9868543   SANTA MONICA                CA    90402   SFD        6.375    5.983   $3,761.94   2.750   360    1-Jan-32
9868587   LOS ANGELES                 CA    90034   SFD        6.375    5.983   $1,890.33   2.750   360    1-Jan-32
9868590   SAN JOSE                    CA    95123   SFD        6.250    5.858   $2,647.59   2.750   360    1-Dec-31
9868639   SAN FRANCISCO               CA    94127   SFD        6.875    6.483   $4,270.04   2.750   360    1-Jan-32
9868688   DALLAS                      TX    75248   SFD        6.500    6.108   $2,958.08   2.750   360    1-Dec-31
9868709   MENLO PARK                  CA    94025   SFD        6.500    6.108   $3,425.81   2.750   360    1-Jan-32
9868860   SARATOGA                    CA    95070   SFD        6.875    6.483   $2,956.18   2.750   360    1-Jan-32
9868888   EMERALD HILLS               CA    94062   SFD        6.500    6.108   $6,320.69   2.750   360    1-Jan-32
9868904   LANDENBERG                  PA    19350   SFD        5.375    4.983   $1,959.90   2.750   360    1-Jan-32
9869182   SAN CLEMENTE                CA    92672   SFD        6.500    6.108   $2,907.52   2.750   360    1-Jan-32
9869203   LOS ANGELES                 CA    90272   SFD        7.000    6.608   $3,659.17   2.750   360    1-Dec-31
9869209   SAN FRANCISCO               CA    94110   LCO        6.625    6.233   $2,760.42   2.750   360    1-Jan-32
9869432   LAGUNA BEACH                CA    92677   SFD        6.375    5.983   $2,988.34   2.750   360    1-Jan-32
9869535   SUNNYVALE                   CA    94086   LCO        6.625    6.233   $1,982.41   2.750   360    1-Jan-32
9869775   SAN JOSE                    CA    95126   SFD        6.500    6.108   $2,528.27   2.750   360    1-Dec-31
9869798   WASHINGTON                  DC    20016   SFD        6.625    6.233   $6,166.20   2.750   360    1-Dec-31
9869840   LOS ALTOS                   CA    94024   SFD        6.500    6.108   $6,276.44   2.750   360    1-Jan-32
9869841   SAN JOSE                    CA    95125   SFD        6.500    6.108   $3,887.22   2.750   360    1-Jan-32
9869877   SAN JOSE                    CA    95138   SFD        6.375    5.983   $2,370.71   2.750   360    1-Jan-32
9869935   OAKLAND                     CA    94610   SFD        6.250    5.858   $2,155.02   2.750   360    1-Jan-32
9870063   FREMONT                     CA    94536   SFD        6.375    5.983   $2,596.22   2.750   360    1-Jan-32
9870093   PALO ALTO                   CA    94303   SFD        6.500    6.108   $3,160.34   2.750   360    1-Jan-32
9870096   SAN FRANCISCO               CA    94109   HCO        6.500    6.108   $2,850.63   2.750   360    1-Jan-32
9870283   SANTA CRUZ                  CA    95060   SFD        6.500    6.108   $3,191.95   2.750   360    1-Jan-32
9870323   SAN DIEGO                   CA    92131   SFD        6.500    6.108   $2,676.49   2.750   360    1-Dec-31
9870400   CARMEL                      CA    93921   SFD        6.625    6.233   $2,622.40   2.750   360    1-Jan-32
9870416   PORTOLA VALLEY              CA    94028   SFD        6.375    5.983   $4,055.16   2.750   360    1-Jan-32
9870423   SARATOGA                    CA    95070   SFD        6.500    6.108   $5,372.58   2.750   360    1-Jan-32
9870438   LADUE                       MO    63124   SFD        6.125    5.733   $2,011.20   2.750   360    1-Jan-32
9870489   SAN MATEO                   CA    94403   SFD        6.625    6.233   $2,082.30   2.750   360    1-Jan-32
9870500   CARLSBAD                    CA    92008   SFD        6.500    6.108   $2,528.28   2.750   360    1-Jan-32
9871110   SAN JUAN CAPISTRANO         CA    92675   SFD        6.375    5.983   $5,259.23   2.750   360    1-Jan-32
9871247   MORAGA                      CA    94556   SFD        6.625    6.233   $2,470.32   2.750   360    1-Jan-32
9871284   LOS ALTOS                   CA    94024   SFD        6.500    6.108   $5,562.20   2.750   360    1-Jan-32
9871379   OAKLAND                     CA    94610   SFD        6.500    6.108   $2,572.92   2.750   360    1-Jan-32
9871552   LOS ALTOS HILLS             CA    94022   SFD        6.500    6.108   $3,520.83   2.750   360    1-Jan-32
9871578   MOUNTAIN VIEW               CA    94040   SFD        6.625    6.233   $3,713.81   2.750   360    1-Jan-32
9871657   PALO ALTO                   CA    94306   SFD        6.375    5.983   $3,992.77   2.750   360    1-Jan-32
9871861   GILROY                      CA    95020   SFD        6.625    6.233   $1,696.83   2.750   360    1-Jan-32
9871970   COPPELL                     TX    75019   SFD        5.750    5.358   $1,799.74   2.750   360    1-Jan-32
9872386   SAN MATEO                   CA    94401   SFD        6.250    5.858   $4,002.17   2.750   360    1-Jan-32
9872512   LOS ANGELES                 CA    90024   HCO        6.250    5.858   $4,617.88   2.750   360    1-Jan-32
9872537   CALABASAS                   CA    91302   SFD        6.500    6.108   $3,349.97   2.750   360    1-Jan-32
9872552   ENCINO                      CA    91316   SFD        6.500    6.108   $4,626.74   2.750   360    1-Jan-32
9872701   LOS ANGELES                 CA    90046   SFD        6.375    5.983   $3,368.90   2.750   360    1-Jan-32
9872821   LOS ANGELES                 CA    90068   SFD        6.375    5.983   $2,158.59   2.750   360    1-Jan-32
9872889   BURLINGAME                  CA    94010   SFD        6.500    6.108   $3,918.83   2.750   360    1-Jan-32
9873549   HILLSBOROUGH                CA    94010   SFD        7.250    6.858   $6,821.77   2.750   360    1-Jan-32
9873575   REDONDO BEACH               CA    90278   SFD        7.250    6.858   $2,401.27   2.750   360    1-Jan-32
9873633   ENGLEWOOD                   CO    80111   SFD        6.500    6.108   $3,160.34   2.750   360    1-Dec-31
9873713   SAN JOSE                    CA    95138   SFD        6.375    5.983   $2,114.92   2.750   360    1-Jan-32
9873877   GLENDALE                    CA    91201   SFD        7.250    6.858   $2,619.56   2.750   360    1-Jan-32
9873928   NEWBURY PARK                CA    91320   SFD        6.250    5.858   $3,589.64   2.750   360    1-Jan-32
9874146   MENLO PARK                  CA    94025   SFD        6.625    6.233   $3,588.54   2.750   360    1-Jan-32
9874288   SAN RAMON                   CA    94583   SFD        6.625    6.233   $2,714.92   2.750   360    1-Jan-32
9874315   AMHERST                     NH    03031   SFD        6.250    5.858   $3,004.70   2.750   360    1-Jan-32
9874443   GILROY                      CA    95020   SFD        6.750    6.358   $2,231.18   2.750   360    1-Jan-32
9874493   SARATOGA                    CA    95070   SFD        6.625    6.233   $3,070.30   2.750   360    1-Jan-32
9874501   LOS ALTOS                   CA    94024   SFD        6.125    5.733   $2,734.25   2.750   360    1-Jan-32
9874600   NORFOLK                     MA    02056   SFD        6.750    6.358   $2,626.83   2.750   360    1-Jan-32
9874820   HOUSTON                     TX    77056   SFD        6.500    6.108   $2,453.75   2.750   360    1-Jan-32
9874926   BURLINGAME                  CA    94010   LCO        6.625    6.233   $2,561.25   2.750   360    1-Jan-32
9874930   SAN ANTONIO                 TX    78258   SFD        6.375    5.983   $2,344.82   2.750   360    1-Dec-31
9874937   FOSTER CITY                 CA    94404   SFD        6.875    6.483   $3,205.82   2.750   360    1-Jan-32
9875012   SAN FRANCISCO               CA    94110   SFD        6.375    5.983   $6,238.70   2.750   360    1-Jan-32
9875021   PLEASANTON                  CA    94566   SFD        6.625    6.233   $2,480.24   2.750   360    1-Jan-32
9875085   STUDIO CITY                 CA    91604   SFD        6.625    6.233   $4,363.08   2.750   360    1-Jan-32
9875092   ATLANTA                     GA    30309   HCO        6.625    6.233   $2,275.67   2.750   360    1-Dec-31
9875207   OKLAHOMA CITY               OK    73013   SFD        6.750    6.358   $2,711.15   2.750   360    1-Jan-32
9875211   BURLINGAME                  CA    94010   SFD        7.000    6.608   $3,798.88   2.750   360    1-Jan-32
9875749   ROCKVILLE                   MD    20850   SFD        6.125    5.733   $2,977.30   2.750   360    1-Jan-32
9875754   ATLANTA                     GA    30342   SFD        6.125    5.733   $2,867.93   2.750   360    1-Jan-32
9875801   MORGANVILLE                 NJ    07751   SFD        6.250    5.858   $2,462.87   2.750   360    1-Dec-31
9876418   SYOSSET                     NY    11791   SFD        5.625    5.233   $2,057.97   2.750   360    1-Dec-31
9876535   BURLINGAME                  CA    94010   SFD        6.750    6.358   $3,735.93   2.750   360    1-Jan-32
9876615   NAPERVILLE                  IL    60563   SFD        6.500    6.108   $2,970.72   2.750   360    1-Jan-32
9876630   WARREN                      NJ    07059   SFD        6.375    5.983   $5,084.54   2.750   360    1-Jan-32
9876633   GREENBRAE                   CA    94904   SFD        6.375    5.983   $2,183.54   2.750   360    1-Dec-31
9876687   GRANITE BAY                 CA    95746   SFD        6.500    6.108   $3,210.91   2.750   360    1-Jan-32
9876760   PALO ALTO                   CA    94306   SFD        6.125    5.733   $3,949.47   2.750   360    1-Jan-32
9876790   SANTA ANA                   CA    92705   SFD        6.625    6.233   $3,185.55   2.750   360    1-Jan-32
9876868   HALF MOON BAY               CA    94019   SFD        6.625    6.233   $3,159.94   2.750   360    1-Jan-32
9876988   BARRINGTON                  IL    60010   SFD        6.625    6.233   $3,521.71   2.750   360    1-Dec-31
9877117   PLEASANTON                  CA    94588   SFD        6.875    6.483   $2,062.76   2.750   360    1-Jan-32
9877203   MENLO PARK                  CA    94025   SFD        6.625    6.233   $2,340.34   2.750   360    1-Jan-32
9877426   SARASOTA                    FL    34239   SFD        6.875    6.483   $2,483.20   2.750   360    1-Jan-32
9877475   PRAIRIE VILLAGE             KS    66207   SFD        6.625    6.233   $2,417.17   2.750   360    1-Jan-32
9877791   SOUTH GRAFTON               MA    01560   SFD        6.875    6.483   $2,066.37   2.750   360    1-Jan-32
9877869   FREMONT                     CA    94539   SFD        6.375    5.983   $2,308.32   2.750   360    1-Jan-32
9878177   NAPLES                      FL    34109   SFD        6.500    6.108   $2,698.94   2.750   360    1-Jan-32
9878320   EAST PALO ALTO              CA    94303   SFD        6.250    5.858   $1,908.73   2.750   360    1-Jan-32
9878745   ENCINO                      CA    91436   SFD        6.500    6.108   $4,108.45   2.750   360    1-Jan-32
9879049   BROOKLYN                    NY    11211   HCO        6.875    6.483   $2,202.03   2.750   360    1-Jan-32
9879152   PLEASANTON                  CA    94566   SFD        7.125    6.733   $2,135.69   2.750   360    1-Jan-32
9879295   SANTA CLARITA               CA    91351   SFD        6.750    6.358   $3,631.50   2.750   360    1-Jan-32
9879637   ALEXANDRIA                  VA    22302   SFD        6.500    6.108   $3,168.75   2.750   360    1-Dec-31
9879689   EDGARTOWN                   MA    02539   SFD        7.125    6.733   $1,077.95   2.750   360    1-Jan-32
9880075   REDONDO BEACH               CA    90278   SFD        6.125    5.733   $2,270.04   2.750   360    1-Jan-32
9880187   LAGUNA HILLS                CA    92653   SFD        6.625    6.233   $3,146.87   2.750   360    1-Jan-32
9880309   SAN FRANCISCO               CA    94133   MF2        6.750    6.358   $4,215.89   2.750   360    1-Jan-32
9880332   EDMOND                      OK    73003   SFD        5.750    5.358   $5,835.44   2.750   360    1-Jan-32
9880351   SAN DIEGO                   CA    92128   SFD        6.750    6.358   $3,567.29   2.750   360    1-Jan-32
9880753   WALNUT CREEK                CA    94596   SFD        6.875    6.483   $3,042.90   2.750   360    1-Dec-31
9880790   TELFORD                     PA    18969   SFD        5.875    5.483   $1,963.91   2.750   360    1-Dec-31
9881221   PLEASANTON                  CA    94566   SFD        7.000    6.608   $2,508.20   2.750   360    1-Jan-32
9881267   ENCINITAS                   CA    92024   SFD        7.000    6.608   $4,450.88   2.750   360    1-Jan-32
9881298   FAIRVIEW                    TX    75069   SFD        6.875    6.483   $3,514.57   2.750   360    1-Jan-32
9881558   PRINCETON                   NJ    08540   SFD        5.875    5.483   $3,845.00   2.750   360    1-Jan-32
9881563   MOUNTAIN VIEW               CA    94040   SFD        6.750    6.358   $2,461.43   2.750   360    1-Jan-32
9881607   DALLAS                      TX    75220   SFD        6.750    6.358   $5,164.79   2.750   360    1-Jan-32
9881712   NEWPORT BEACH               CA    92660   SFD        6.250    5.858   $3,909.81   2.750   360    1-Jan-32
9881921   PALO ALTO                   CA    94306   SFD        6.750    6.358   $2,419.28   2.750   360    1-Jan-32
9881944   BOSTON                      MA    02116   MF2        6.875    6.483   $5,222.59   2.750   360    1-Jan-32
9882125   LA JOLLA                    CA    92037   SFD        7.000    6.608   $4,375.00   2.750   360    1-Jan-32
9882749   DALY CITY                   CA    94015   SFD        7.125    6.733   $2,627.51   2.750   360    1-Jan-32
9883016   SAN FRANCISCO               CA    94114   LCO        7.000    6.608   $2,448.31   2.750   360    1-Dec-31
9883037   L.A.  ENCINO AREA           CA    91436   SFD        6.750    6.358   $4,631.00   2.750   360    1-Jan-32
9883086   PALO ALTO                   CA    94301   SFD        6.875    6.483   $5,255.44   2.750   360    1-Jan-32
9883154   WOODSIDE                    CA    94062   SFD        7.250    6.858   $3,927.08   2.750   360    1-Jan-32
9883191   TARZANA                     CA    91356   SFD        7.000    6.608   $3,192.13   2.750   360    1-Jan-32
9884054   LOS ANGELES                 CA    90025   LCO        6.750    6.358   $2,075.52   2.750   360    1-Jan-32
9884101   MANHATTAN BEACH             CA    90266   SFD        6.625    6.233   $3,434.31   2.750   360    1-Dec-31
9884275   SARASOTA                    FL    34242   SFD        6.750    6.358   $4,215.89   2.750   360    1-Jan-32
9884916   ANNAPOLIS                   MD    21401   PUD        6.250    5.858   $2,661.46   2.750   360    1-Dec-31
9885029   ENCINO                      CA    91436   SFD        7.250    6.858   $5,014.00   2.750   360    1-Dec-31
9885290   LAKE OSWEGO                 OR    97034   SFD        6.375    5.983   $2,882.28   2.750   360    1-Dec-31
9885547   LA HONDA                    CA    94020   SFD        7.125    6.733   $2,731.25   2.750   360    1-Jan-32
9885680   ARLINGTON                   VA    22205   SFD        6.625    6.233   $2,376.84   2.750   360    1-Jan-32
9886736   GREAT FALLS                 VA    22066   SFD        6.875    6.483   $4,515.08   2.750   360    1-Jan-32
9887242   SAN DIEGO                   CA    92110   SFD        7.125    6.733   $2,240.12   2.750   360    1-Jan-32
9887359   ORLANDO                     FL    32836   SFD        6.875    6.483   $3,941.58   2.750   360    1-Feb-32
9887579   NORTH MIAMI BEACH           FL    33179   SFD        7.250    6.858   $2,891.75   2.750   360    1-Dec-31
9887993   LOS ANGELES                 CA    90049   SFD        6.500    6.108   $3,444.78   2.750   360    1-Jan-32
9888392   GREAT FALLS                 VA    22066   SFD        6.750    6.358   $3,145.71   2.750   360    1-Jan-32
9888643   CLAYTON                     CA    94517   SFD        6.750    6.358   $2,734.49   2.750   360    1-Jan-32
9888812   SAN CARLOS                  CA    94070   SFD        6.750    6.358   $3,035.44   2.750   360    1-Jan-32
9889312   BOONTON TOWNSHIP            NJ    07005   SFD        6.375    5.983   $2,851.09   2.750   360    1-Nov-31
9889431   MILPITAS                    CA    95035   SFD        6.750    6.358   $2,043.09   2.750   360    1-Jan-32
9890967   STAMFORD                    CT    06905   SFD        6.000    5.608   $2,025.29   2.750   360    1-Jan-32
9891204   SOQUEL                      CA    95073   SFD        6.750    6.358   $5,675.24   2.750   360    1-Jan-32
9891247   VENTURA                     CA    93003   SFD        6.750    6.358   $2,270.10   2.750   360    1-Jan-32
9891559   GOLETA                      CA    93117   SFD        6.625    6.233   $2,465.20   2.750   360    1-Jan-32
9892110   BRENTWOOD                   CA    94513   SFD        7.000    6.608   $2,105.27   2.750   360    1-Jan-32
9892778   LOS ALTOS                   CA    94022   SFD        7.125    6.733   $4,379.18   2.750   360    1-Jan-32
9892897   OAKTON                      VA    22124   SFD        6.375    5.983   $2,121.16   2.750   360    1-Dec-31
9893241   SAN JOSE                    CA    95123   SFD        6.625    6.233   $3,265.59   2.750   360    1-Jan-32
9893829   SOQUEL                      CA    95073   SFD        7.000    6.608   $6,653.03   2.750   360    1-Jan-32
9893884   ALISO VIEJO                 CA    92656   SFD        6.750    6.358   $3,228.08   2.750   360    1-Jan-32
9893958   DEL MAR                     CA    92014   LCO        7.125    6.733   $2,256.25   2.750   360    1-Jan-32
9894712   SAN JOSE                    CA    95129   SFD        7.000    6.608   $2,328.56   2.750   360    1-Jan-32
9894948   SANTA BARBARA               CA    93103   SFD        6.625    6.233   $2,817.01   2.750   360    1-Jan-32
9895329   SAN JOSE                    CA    95125   SFD        7.000    6.608   $2,569.74   2.750   360    1-Jan-32
9895462   GLENDALE                    CA    91208   SFD        6.375    5.983   $2,183.55   2.750   360    1-Jan-32
9897075   DANVILLE                    CA    94506   SFD        6.625    6.233   $3,841.87   2.750   360    1-Jan-32
9897099   NEWPORT COAST               CA    92657   SFD        6.000    5.608   $4,796.41   2.750   360    1-Jan-32
9897113   WELLESLEY                   MA    02481   SFD        7.000    6.608   $2,661.21   2.750   360    1-Jan-32
9897158   SAN FRANCISCO               CA    94114   SFD        7.125    6.733   $3,126.06   2.750   360    1-Jan-32
9897511   PALO ALTO                   CA    94301   SFD        6.875    6.483   $6,569.29   2.750   360    1-Jan-32
9898259   LA HONDA                    CA    94020   SFD        6.875    6.483   $2,325.53   2.750   360    1-Jan-32
9898788   THOUSAND OAKS               CA    91360   SFD        6.250    5.858   $2,484.37   2.750   360    1-Jan-32
9899613   UNIVERSITY PARK             TX    75225   SFD        6.250    5.858   $3,041.64   2.750   360    1-Jan-32
9899868   WALNUT CREEK                CA    94598   SFD        6.625    6.233   $2,775.27   2.750   360    1-Jan-32
9900096   PALO ALTO                   CA    94303   SFD        6.750    6.358   $2,607.37   2.750   360    1-Jan-32
9900652   HALF MOON BAY               CA    94019   SFD        6.750    6.358   $2,531.25   2.750   360    1-Jan-32
9900947   FOSTER CITY                 CA    94404   PUD        6.875    6.483   $2,916.77   2.750   360    1-Jan-32
9900959   PLEASANTON                  CA    94588   SFD        6.875    6.483   $2,332.10   2.750   360    1-Jan-32
9901756   SARASOTA                    FL    34242   HCO        6.750    6.358   $1,785.94   2.750   360    1-Jan-32
9901990   LOS ANGELES                 CA    90049   SFD        7.000    6.608   $6,653.03   2.750   360    1-Jan-32
9902531   EASTON                      CT    06612   SFD        6.000    5.608   $2,620.04   2.750   360    1-Jan-32
9902570   THOUSAND OAKS               CA    91362   SFD        6.375    5.983   $2,467.41   2.750   360    1-Jan-32
9902845   MARATHON-DUCK KEY           FL    33050   SFD        6.625    6.233   $2,458.80   2.750   360    1-Jan-32
9903102   ALEXANDRIA                  VA    22314   SFD        6.500    6.108   $3,160.35   2.750   360    1-Feb-32
9903291   PETALUMA                    CA    94952   SFD        6.875    6.483   $1,970.79   2.750   360    1-Jan-32
9903474   SAN JOSE                    CA    95148   SFD        6.875    6.483   $2,529.18   2.750   360    1-Jan-32
9903637   MORGAN HILL                 CA    95037   PUD        6.750    6.358   $2,114.43   2.750   360    1-Jan-32
9903946   SUNNYVALE                   CA    94086   SFD        7.125    6.733   $4,085.43   2.750   360    1-Jan-32
9904224   BURLINGAME                  CA    94010   SFD        6.875    6.483   $3,372.02   2.750   360    1-Jan-32
9904446   SEATTLE                     WA    98112   LCO        6.500    6.108   $2,097.21   2.750   360    1-Dec-31
9905597   REDWOOD CITY                CA    94062   SFD        6.875    6.483   $4,887.56   2.750   360    1-Jan-32
9906473   SAN DIEGO                   CA    92130   SFD        6.250    5.858   $2,776.89   2.750   360    1-Jan-32
9907044   MENLO PARK                  CA    94025   SFD        6.375    5.983   $3,393.86   2.750   360    1-Feb-32
9908031   SAN JOSE                    CA    95148   SFD        7.250    6.858   $2,455.84   2.750   360    1-Feb-32
9908236   ENGLEWOOD                   CO    80111   SFD        6.875    6.483   $3,212.38   2.750   360    1-Jan-32
9908328   DANVILLE                    CA    94506   SFD        6.875    6.483   $2,768.96   2.750   360    1-Jan-32
9909543   LOS ANGELES                 CA    90068   SFD        7.250    6.858   $3,123.54   2.750   360    1-Jan-32
9911030   DAVIS                       CA    95616   SFD        7.125    6.733   $2,634.24   2.750   360    1-Jan-32
9911628   EL DORADO HILLS             CA    95762   SFD        7.000    6.608   $3,326.52   2.750   360    1-Feb-32
9912376   SEATTLE                     WA    98112   SFD        6.875    6.483   $2,693.41   2.750   360    1-Jan-32
9915252   SAN FRANCISCO               CA    94105   HCO        7.125    6.733   $4,073.13   2.750   360    1-Jan-32



COUNT:                           1308
WAC:                      6.481246219
WAM:                      358.0097158
WALTV:                    64.92287378

(TABLE CONTINUED)

(i)       (ii)                         (x)            (xi)   (xii)       (xiii) (xiv)      (xv)   (xvi)  (xvii)     (xviii)
------------------------------------------------------------------------------------------------------------------------------

                                       CUT-OFF
MORTGAGE                               DATE                   NEXT                         MORTGAGE                 MASTER
LOAN                                   PRINCIPAL              ADJUSTMENT  LIFE CONVERTIBLE INSURANCE      SERVICE   SERVICE
NUMBER    CITY                         BALANCE        LTV     DATE        CAP  LOANS       CODE    INDEX  FEE       FEE
------------------------------------------------------------------------------------------------------------------------------
0077239   BURKE                         $693,750.00   75.00   1-Oct-08   12.000   N                1CM    0.375      0.017
0100689   MISSOURI CITY                 $489,335.77   72.74   1-Oct-08   11.875   N                1CM    0.375      0.017
1010405   GAITHERSBURG                  $367,332.84   80.00   1-Dec-08   11.500   N                1CM    0.375      0.017
1010959   SEATTLE                       $440,388.68   70.72   1-Oct-08   11.500   N                1CM    0.375      0.017
1011395   EDWARDS                       $547,994.97   56.41   1-Oct-08   11.500   N                1CM    0.375      0.017
1013741   RANCHO MIRAGE                 $713,672.02   71.50   1-Dec-08   11.375   N                1CM    0.375      0.017
2030579   WASHINGTON                    $463,304.80   75.00   1-Oct-08   11.500   N                1CM    0.375      0.017
2118421   MOUNT SINAI                   $348,813.69   71.95   1-Oct-08   11.875   N                1CM    0.375      0.017
2124610   PLEASANTVILLE                 $399,257.07   77.67   1-Dec-08   11.375   N                1CM    0.375      0.017
2187590   MABLETON                      $310,782.87   80.00   1-Oct-08   11.500   N                1CM    0.375      0.017
2557410   BURR RIDGE                    $393,524.89   38.54   1-Oct-08   11.375   N                1CM    0.375      0.017
2822706   WESTWOOD                      $324,113.82   65.00   1-Nov-08   11.500   N                1CM    0.375      0.017
2937034   SAN RAMON                     $211,643.95   80.00   1-Oct-08   11.625   N                1CM    0.375      0.017
2947692   CORONA DEL MAR                $650,000.00   61.90   1-Oct-08   11.250   N                1CM    0.375      0.017
2959976   PROSPECT                      $837,289.01   67.20   1-Oct-08   12.125   N                1CM    0.375      0.017
2966751   SHOREVIEW                     $452,000.00   80.00   1-Oct-08   11.875   N                1CM    0.375      0.017
2982315   SARASOTA                      $386,942.04   80.00   1-Nov-08   11.500   N                1CM    0.375      0.017
2986604   RENO                          $326,888.24   72.89   1-Oct-08   11.875   N                1CM    0.375      0.017
3828308   PLYMOUTH                      $334,286.01   80.00   1-Nov-08   11.500   N                1CM    0.375      0.017
3832326   LIVINGSTON                    $359,683.94   60.17   1-Oct-08   11.500   N                1CM    0.375      0.017
3838588   LAKEWOOD                      $390,671.33   80.00   1-Oct-08   11.875   N                1CM    0.375      0.017
3842535   MEQUON                        $548,089.80   59.14   1-Oct-08   11.750   N                1CM    0.375      0.017
3842616   CARLISLE                      $507,274.75   69.73   1-Oct-08   11.875   N                1CM    0.375      0.017
3844819   PARKER                        $311,594.31   87.89   1-Oct-08   11.500   N         13     1CM    0.375      0.017
3846865   EDISON                        $339,989.57   75.00   1-Nov-08   11.750   N                1CM    0.375      0.017
3847015   DOUGLASTON                    $380,908.19   80.00   1-Dec-08   11.500   N                1CM    0.375      0.017
3850228   KENNEBUNKPORT                 $354,032.01   60.68   1-Nov-08   11.500   N                1CM    0.375      0.017
3850418   WARREN                        $463,304.80   69.92   1-Oct-08   11.500   N                1CM    0.375      0.017
3851857   BROKEN ARROW                  $355,729.64   70.00   1-Oct-08   11.625   N                1CM    0.375      0.017
3854069   OAK PARK                      $318,407.53   72.67   1-Dec-08   11.375   N                1CM    0.375      0.017
3854241   LAKEVILLE                     $354,849.93   70.00   1-Oct-08   11.750   N                1CM    0.375      0.017
3854327   PRIOR LAKE                    $407,472.61   54.53   1-Oct-08   11.375   N                1CM    0.375      0.017
3854413   MANHATTAN BEACH               $564,000.00   60.00   1-Oct-08   11.500   N                1CM    0.375      0.017
3858315   CAMARILLO                     $380,639.24   80.00   1-Nov-08   11.500   N                1CM    0.375      0.017
3858417   LAFAYETTE                     $478,332.93   76.80   1-Oct-08   11.750   N                1CM    0.375      0.017
3858765   SAN DIEGO                     $478,250.13   68.57   1-Oct-08   11.500   N                1CM    0.375      0.017
3891517   LAFAYETTE                     $366,349.72   80.00   1-Dec-08   11.625   N                1CM    0.375      0.017
3891599   SEA ISLE CITY                 $558,055.07   53.33   1-Oct-08   11.750   N                1CM    0.375      0.017
3892000   PLYMOUTH                      $494,102.73   71.88   1-Oct-08   11.250   N                1CM    0.375      0.017
3892077   FORT COLLINS                  $323,708.56   79.80   1-Nov-08   11.500   N                1CM    0.375      0.017
3892309   CINCINNATI                    $997,206.61   40.00   1-Nov-08   11.375   N                1CM    0.375      0.017
3892401   CINCINNATI                    $486,138.20   75.00   1-Nov-08   11.375   N                1CM    0.375      0.017
3922090   CINCINNATI                    $497,107.50   73.85   1-Nov-08   11.375   N                1CM    0.375      0.017
3970432   UPPER LAKE                    $341,512.34   74.89   1-Oct-08   12.000   N                1CM    0.375      0.017
4075943   LOS ANGELES                   $450,685.31   77.93   1-Nov-08   11.625   N                1CM    0.375      0.017
4081956   NEWPORT BEACH                 $767,796.76   77.00   1-Nov-08   11.250   N                1CM    0.375      0.017
4085874   WAYZATA                       $417,098.90   85.00   1-Oct-08   11.500   N         12     1CM    0.375      0.017
4087631   SCOTCH PLAINS                 $390,460.97   70.00   1-Oct-08   11.500   N                1CM    0.375      0.017
4113155   LIVERMORE                     $390,658.96   80.00   1-Nov-08   11.250   N                1CM    0.375      0.017
4115622   DEEPHAVEN                     $300,844.80   80.00   1-Oct-08   11.250   N                1CM    0.375      0.017
4120713   EDEN PRAIRIE                  $650,000.00   65.00   1-Oct-08   11.625   N                1CM    0.375      0.017
4128799   COLORADO SPRINGS              $403,523.54   81.00   1-Oct-08   11.500   N         01     1CM    0.375      0.017
4130260   EDINA                         $646,422.96   37.04   1-Nov-08   11.625   N                1CM    0.375      0.017
4131348   PEAPACK GLADSTONE             $645,000.00   68.25   1-Oct-08   11.625   N                1CM    0.375      0.017
4139457   SIMI VALLEY                   $463,206.18   75.00   1-Nov-08   11.625   N                1CM    0.375      0.017
4140028   SCOTTS VALLEY                 $578,922.75   80.00   1-Dec-08   11.375   N                1CM    0.375      0.017
4151445   BARRINGTON                    $668,128.43   80.00   1-Nov-08   11.375   N                1CM    0.375      0.017
4159612   CAMARILLO                     $299,928.89   71.44   1-Oct-08   11.625   N                1CM    0.375      0.017
4168514   REDONDO BEACH                 $333,620.76   61.39   1-Nov-08   11.875   N                1CM    0.375      0.017
4183190   SUGAR LAND                    $701,481.99   46.12   1-Nov-08   11.500   N                1CM    0.375      0.017
4231257   WEST HOLLYWOOD                $456,781.03   39.83   1-Nov-08   11.625   N                1CM    0.375      0.017
4241378   LOS ANGELES                   $989,791.85   43.48   1-Nov-08   11.750   N                1CM    0.375      0.017
4249246   NOVATO                        $435,511.44   83.05   1-Jan-09   10.375   N         24     1CM    0.375      0.017
4249938   LEESBURG                      $646,339.54   73.04   1-Aug-08   11.375   N                1CM    0.375      0.017
4250115   NEW YORK                      $559,056.35   80.00   1-Dec-08   11.875   N                1CM    0.375      0.017
4255325   NEW YORK                      $492,583.41   70.00   1-Dec-08   11.375   N                1CM    0.375      0.017
4261234   BLAIRSTOWN                    $319,247.73   60.38   1-Dec-08   11.875   N                1CM    0.375      0.017
4261294   GREAT FALLS                   $451,000.00   71.59   1-Jan-09   12.125   N                1CM    0.375      0.017
4262171   SAN JOSE                      $423,669.24   80.00   1-Jan-09   12.250   N                1CM    0.375      0.017
4266659   ANNAPOLIS                     $555,473.04   80.00   1-Jan-09   10.500   N                1CM    0.375      0.017
4269874   MADISON                       $334,775.09   80.00   1-Oct-08   11.500   N                1CM    0.375      0.017
4273286   BRENTWOOD                     $305,194.51   80.00   1-Dec-08   10.625   N                1CM    0.375      0.017
4274804   LARCHMONT                     $692,559.98   57.88   1-Nov-08   11.375   N                1CM    0.375      0.017
4274941   CENTREVILLE                   $310,975.39   75.00   1-Jan-09   11.625   N                1CM    0.375      0.017
4275417   BROOKLYN                      $368,805.88   80.00   1-Oct-08   12.125   N                1CM    0.375      0.017
4276635   MILFORD                       $293,369.92   80.00   1-Dec-08   10.625   N                1CM    0.375      0.017
4276746   BELLE HARBOR                  $436,082.49   76.52   1-Sep-08   11.750   N                1CM    0.375      0.017
4278820   NEW YORK                      $273,997.46   21.15   1-Oct-08   11.500   N                1CM    0.375      0.017
4283814   NORTHVILLE                    $636,068.88   80.00   1-Dec-08   11.000   N                1CM    0.375      0.017
4284460   WILMETTE                      $813,000.00   74.72   1-Jan-09   10.875   N                1CM    0.375      0.017
4285603   PRINCETON                     $319,737.70   47.41   1-Jan-09   12.000   N                1CM    0.375      0.017
4285910   CUMMING                       $359,641.61   88.27   1-Jan-09   11.000   N         24     1CM    0.375      0.017
4296750   SANTA CRUZ                    $338,899.27   70.00   1-Dec-08   11.625   N                1CM    0.375      0.017
4297402   ATLANTA                       $941,829.64   80.00   1-Dec-08   10.250   N                1CM    0.375      0.017
4297540   MOORESTOWN                    $399,572.37   73.39   1-Jan-09   10.625   N                1CM    0.375      0.017
4298843   SOUTH GRAFTON                 $311,989.00   79.79   1-Feb-09   12.000   N                1CM    0.375      0.017
4299572   SAN CLEMENTE                  $499,071.34   48.15   1-Dec-08   11.375   N                1CM    0.375      0.017
4308321   DANVILLE                      $725,000.00   78.38   1-Dec-08   10.000   N                1CM    0.375      0.017
4311210   HAYMARKET                     $289,407.21   44.92   1-Dec-08   10.875   N                1CM    0.375      0.017
4311358   HALF MOON BAY                 $650,000.00   79.75   1-Jan-09   11.750   N                1CM    0.375      0.017
4311607   PACIFIC PALISADES             $596,416.77   44.59   1-Dec-08   11.500   N                1CM    0.375      0.017
4312632   PALO ALTO                     $499,558.86   41.67   1-Jan-09   11.625   N                1CM    0.375      0.017
4312833   BROOKLYN                      $359,363.01   90.00   1-Dec-08   11.625   N         13     1CM    0.375      0.017
4313144   AUSTIN                        $381,330.30   74.37   1-Oct-08   11.375   N                1CM    0.375      0.017
4314739   COTO DE CAZA                  $547,347.69   60.00   1-Sep-08   11.625   N                1CM    0.375      0.017
4315370   BROOKLYN                      $384,684.41   68.75   1-Jan-09   12.000   N                1CM    0.375      0.017
4315375   STUDIO CITY                   $414,171.65   58.04   1-Dec-08   11.000   N                1CM    0.375      0.017
4315627   BROOKLYN                      $305,484.36   80.00   1-Dec-08   11.875   N                1CM    0.375      0.017
4315779   EDEN PRAIRIE                  $418,935.35   61.52   1-Nov-08   11.875   N                1CM    0.375      0.017
4317305   MCLEAN                        $340,706.41   69.03   1-Jan-09   11.750   N                1CM    0.375      0.017
4320532   SARASOTA                      $357,734.34   80.00   1-Dec-08   11.375   N                1CM    0.375      0.017
4323375   HIGHLAND VILLAGE              $518,401.70   80.00   1-Nov-08   10.875   N                1CM    0.375      0.017
4323381   ATLANTA                       $619,352.67   80.00   1-Jan-09   10.750   N                1CM    0.375      0.017
4323970   HINGHAM                       $798,285.47   66.67   1-Dec-08   10.625   N                1CM    0.375      0.017
4326420   WASHINGTON                  $1,000,000.00   57.14   1-Nov-08   11.625   N                1CM    0.375      0.017
4327283   NEW CANAAN                    $548,004.69   67.20   1-Dec-08   11.500   N                1CM    0.375      0.017
4328508   LOS GATOS                     $573,469.65   36.28   1-Nov-08   11.625   N                1CM    0.375      0.017
4328515   PRIOR LAKE                    $479,750.60   56.59   1-Nov-08   11.750   N                1CM    0.375      0.017
4330238   SANTA CRUZ                    $398,644.20   71.56   1-Oct-08   11.875   N                1CM    0.375      0.017
4330421   SAN MATEO                     $590,532.62   43.85   1-Dec-08   11.625   N                1CM    0.375      0.017
4332371   HARVEY CEDARS                 $613,911.79   78.34   1-Dec-08   11.625   N                1CM    0.375      0.017
4332980   HUNTINGTON BEACH              $800,168.63   62.58   1-Jan-09   11.875   N                1CM    0.375      0.017
4333715   LIBERTYVILLE                  $375,000.00   53.88   1-Feb-09   11.375   N                1CM    0.375      0.017
4333745   EASTON                        $374,684.95   75.00   1-Jan-09   11.875   N                1CM    0.375      0.017
4336693   WINNETKA                      $698,464.09   65.42   1-Dec-08   10.500   N                1CM    0.375      0.017
4336940   SAN BRUNO                     $398,960.97   63.49   1-Nov-08   11.750   N                1CM    0.375      0.017
4337410   COPPELL                       $408,576.04   79.92   1-Oct-08   11.750   N                1CM    0.375      0.017
4337729   CHULA VISTA                   $360,870.18   89.25   1-Dec-08   12.125   N         06     1CM    0.375      0.017
4338211   NEW YORK                      $401,653.89   59.56   1-Jan-09   11.750   N                1CM    0.375      0.017
4338536   LAGUNA BEACH                  $938,295.85   47.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4338605   SAN JOSE                      $399,201.59   60.88   1-Dec-08   11.000   N                1CM    0.375      0.017
4338770   EASTON                        $571,809.27   67.81   1-Dec-08   11.250   N                1CM    0.375      0.017
4339404   MCLEAN                        $546,049.99   80.00   1-Oct-08   11.625   N                1CM    0.375      0.017
4340623   MEDINA                        $434,253.87   68.58   1-Nov-08   11.250   N                1CM    0.375      0.017
4343458   NEW YORK                      $349,543.71   79.64   1-Nov-08   11.875   N                1CM    0.375      0.017
4344049   REDWOOD CITY                  $422,486.87   80.00   1-Dec-08   11.875   N                1CM    0.375      0.017
4344725   GLEN RIDGE                    $413,922.05   47.43   1-Nov-08   11.750   N                1CM    0.375      0.017
4345054   POTOMAC                       $648,227.61   67.01   1-Nov-08   11.500   N                1CM    0.375      0.017
4345926   SAMMAMISH                     $429,551.05   71.67   1-Jan-09   10.750   N                1CM    0.375      0.017
4346756   CHANHASSEN                    $410,590.84   79.96   1-Jan-09   11.000   N                1CM    0.375      0.017
4347601   DANVILLE                      $355,700.91   80.00   1-Jan-09   11.875   N                1CM    0.375      0.017
4347808   DALLAS                        $399,434.07   40.05   1-Nov-08   11.625   N                1CM    0.375      0.017
4348651   ATLANTA                       $303,914.56   67.64   1-Dec-08   11.625   N                1CM    0.375      0.017
4348937   PALM CITY                     $381,803.05   78.20   1-Oct-08   11.500   N                1CM    0.375      0.017
4349256   HUNTINGTON                    $309,726.50   61.39   1-Jan-09   11.625   N                1CM    0.375      0.017
4349574   OKLAHOMA CITY                 $376,332.91   61.30   1-Dec-08   11.625   N                1CM    0.375      0.017
4350164   CUPERTINO                     $532,578.74   56.21   1-Nov-08   11.625   N                1CM    0.375      0.017
4350432   LEWISVILLE                    $349,000.00   89.95   1-Feb-09   11.375   N         12     1CM    0.375      0.017
4350496   ASHLAND                       $391,710.65   71.36   1-Dec-08   11.625   N                1CM    0.375      0.017
4350752   EDEN PRAIRIE                  $309,335.62   80.00   1-Dec-08   10.625   N                1CM    0.375      0.017
4351125   PARK RIDGE                    $400,000.00   54.79   1-Jan-09   11.625   N                1CM    0.375      0.017
4351608   SAN RAFAEL                    $870,649.48   63.41   1-Dec-08   11.625   N                1CM    0.375      0.017
4352596   SANTA MONICA                  $428,456.62   80.00   1-Nov-08   11.625   N                1CM    0.375      0.017
4353893   ASHLAND                       $340,924.54   79.42   1-Dec-08   11.875   N                1CM    0.375      0.017
4354298   LA JOLLA                      $385,017.51   45.95   1-Nov-08   11.875   N                1CM    0.375      0.017
4354641   SAN ANTONIO                   $447,363.13   61.51   1-Oct-08   11.500   N                1CM    0.375      0.017
4355348   SAN DIEGO                     $499,177.91   79.37   1-Dec-08   12.000   N                1CM    0.375      0.017
4355819   AUSTIN                        $408,280.17   80.00   1-Nov-08   10.625   N                1CM    0.375      0.017
4356387   ATHERTON                      $648,311.62   40.63   1-Nov-08   11.750   N                1CM    0.375      0.017
4356552   LA JOLLA                      $524,048.21   38.89   1-Dec-08   11.500   N                1CM    0.375      0.017
4356897   HUNTINGTON                    $499,048.69   66.67   1-Dec-08   11.250   N                1CM    0.375      0.017
4357032   SHADOW HILLS                  $641,934.11   65.22   1-Dec-08   11.500   N                1CM    0.375      0.017
4357278   RUMSON                        $404,624.88   41.54   1-Jan-09   11.375   N                1CM    0.375      0.017
4357421   HOLMDEL                       $324,410.79   25.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4357775   ESCONDIDO                     $296,614.72   80.00   1-Nov-08   11.625   N                1CM    0.375      0.017
4357779   CLAREMONT                     $486,637.40   75.00   1-Dec-08   11.625   N                1CM    0.375      0.017
4358009   BROOKLINE                     $341,594.49   74.39   1-Dec-08   11.625   N                1CM    0.375      0.017
4358322   WESTPORT                      $410,637.38   64.22   1-Jan-09   11.625   N                1CM    0.375      0.017
4358888   SAN FRANCISCO                 $648,849.86   59.09   1-Dec-08   11.625   N                1CM    0.375      0.017
4359053   EL CAJON                      $153,740.48   65.39   1-Dec-08   11.875   N                1CM    0.375      0.017
4359988   SAN JOSE                      $348,136.37   85.00   1-Jan-09   12.125   N         24     1CM    0.375      0.017
4360314   SAN CLEMENTE                  $399,080.35   72.73   1-Dec-08   10.250   N                1CM    0.375      0.017
4360570   LAGUNA NIGUEL                 $558,545.40   72.73   1-Nov-08   11.750   N                1CM    0.375      0.017
4360844   SANTA CRUZ                    $382,505.57   49.81   1-Nov-08   11.875   N                1CM    0.375      0.017
4361427   WESTON                        $585,660.21   72.80   1-Dec-08   11.375   N                1CM    0.375      0.017
4361448   HAMILTON                      $438,102.63   79.82   1-Dec-08   10.875   N                1CM    0.375      0.017
4361467   CHICAGO                       $998,980.45   73.56   1-Jan-09   10.875   N                1CM    0.375      0.017
4361975   NATICK                        $399,342.33   70.18   1-Dec-08   12.000   N                1CM    0.375      0.017
4362317   CLAYTON                       $432,252.30   78.73   1-Dec-08   11.750   N                1CM    0.375      0.017
4362592   MCKINNEY                      $411,599.56   80.00   1-Jan-09   11.125   N                1CM    0.375      0.017
4363465   ELLICOTT CITY                 $599,457.59   72.73   1-Jan-09   11.500   N                1CM    0.375      0.017
4363657   GROTON                        $496,000.00   77.50   1-Feb-09   11.000   N                1CM    0.375      0.017
4363845   WASHINGTON                    $374,344.46   68.63   1-Jan-09   11.250   N                1CM    0.375      0.017
4363932   RIDGEFIELD                    $611,446.74   80.00   1-Jan-09   11.500   N                1CM    0.375      0.017
4364139   SCOTTSDALE                    $306,981.27   74.22   1-Oct-08   12.000   N                1CM    0.375      0.017
4364224   BETHLEHEM                     $404,676.12   75.00   1-Jan-09   12.125   N                1CM    0.375      0.017
4364398   MANHATTAN BEACH               $844,799.48   65.00   1-Dec-08   11.250   N                1CM    0.375      0.017
4364488   WILTON                        $399,292.21   59.70   1-Dec-08   11.625   N                1CM    0.375      0.017
4364551   LENEXA                        $329,239.23   80.00   1-Jan-09   10.500   N                1CM    0.375      0.017
4364920   SAMMAMISH                     $445,427.00   74.38   1-Nov-08   11.375   N                1CM    0.375      0.017
4364960   BOSTON                        $492,595.88   69.93   1-Jan-09   12.000   N                1CM    0.375      0.017
4365080   DAVIS                         $458,500.00   70.00   1-Jan-09   11.750   N                1CM    0.375      0.017
4365464   DOYLESTOWN                    $552,000.00   78.30   1-Jan-09   10.750   N                1CM    0.375      0.017
4366820   LOS ANGELES                   $514,066.32   46.82   1-Dec-08   11.500   N                1CM    0.375      0.017
4366857   KEY BISCAYNE                  $648,821.60   78.31   1-Dec-08   11.500   N                1CM    0.375      0.017
4366922   MONTEREY                      $330,000.00   76.74   1-Dec-08   11.000   N                1CM    0.375      0.017
4367336   SCOTTS VALLEY                 $374,269.18   54.66   1-Dec-08   11.125   N                1CM    0.375      0.017
4368340   WEST HOLLYWOOD                $873,413.68   69.17   1-Dec-08   11.500   N                1CM    0.375      0.017
4368344   BURLINGAME                    $710,709.19   56.96   1-Dec-08   11.500   N                1CM    0.375      0.017
4368402   LANAI CITY                    $482,773.13   80.00   1-Nov-08   11.875   N                1CM    0.375      0.017
4368958   WINCHESTER                    $499,514.02   47.62   1-Jan-09   11.125   N                1CM    0.375      0.017
4369058   ALAMEDA                       $330,975.98   74.52   1-Dec-08   11.875   N                1CM    0.375      0.017
4369454   RICHFIELD                     $592,000.00   80.00   1-Jan-09   10.500   N                1CM    0.375      0.017
4369589   NEWPORT COAST                 $425,307.50   50.12   1-Jan-09   11.500   N                1CM    0.375      0.017
4369725   PONTE VEDRA BEACH             $335,640.79   80.00   1-Jan-09   10.625   N                1CM    0.375      0.017
4370078   CASTLE ROCK                   $391,550.00   35.27   1-Oct-08   11.625   N                1CM    0.375      0.017
4370150   BEVERLY HILLS                 $779,277.56   62.40   1-Jan-09   11.375   N                1CM    0.375      0.017
4370433   TIBURON                       $623,866.92   44.64   1-Dec-08   11.500   N                1CM    0.375      0.017
4370744   SUDBURY                       $469,208.01   67.14   1-Dec-08   11.875   N                1CM    0.375      0.017
4371159   PACIFIC PALISADES             $550,000.00   57.89   1-Nov-08   11.250   N                1CM    0.375      0.017
4371285   HAMILTON                      $327,681.20   69.49   1-Jan-09   11.125   N                1CM    0.375      0.017
4371568   SAN BRUNO                     $363,054.50   80.00   1-Nov-08   11.750   N                1CM    0.375      0.017
4371643   SAINT CHARLES                 $324,714.78   65.06   1-Dec-08   11.375   N                1CM    0.375      0.017
4371827   LAFAYETTE                     $409,256.70   39.05   1-Dec-08   11.500   N                1CM    0.375      0.017
4371870   NORWALK                       $315,322.76   80.00   1-Dec-08   10.625   N                1CM    0.375      0.017
4371959   SOUTH SALEM                   $307,707.76   80.00   1-Jan-09   11.250   N                1CM    0.375      0.017
4372807   MALVERN                       $354,679.07   47.88   1-Jan-09   11.500   N                1CM    0.375      0.017
4373171   WENHAM                        $458,037.80   80.00   1-Jan-09   10.625   N                1CM    0.375      0.017
4373384   DANVILLE                      $453,188.22   80.00   1-Jan-09   12.000   N                1CM    0.375      0.017
4373389   SARATOGA                      $552,475.29   42.54   1-Jan-09   11.250   N                1CM    0.375      0.017
4374262   HILTON HEAD ISLAND            $152,799.99   67.02   1-Dec-08   11.625   N                1CM    0.375      0.017
4374419   PASADENA                      $309,174.96   76.54   1-Nov-08   11.625   N                1CM    0.375      0.017
4375276   ENGLEWOOD CLIFFS              $489,089.90   64.47   1-Dec-08   11.375   N                1CM    0.375      0.017
4375338   NEWTON                        $594,970.81   77.40   1-Dec-08   11.750   N                1CM    0.375      0.017
4375499   SEASIDE                       $825,463.05   70.00   1-Nov-08   11.875   N                1CM    0.375      0.017
4375693   CORAL GABLES                  $618,523.09   62.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4375830   UNIVERSITY PARK               $923,943.80   62.17   1-Nov-08   11.750   N                1CM    0.375      0.017
4376436   CONCORD                       $399,272.61   54.72   1-Dec-08   11.625   N                1CM    0.375      0.017
4376477   ARLINGTON                     $347,548.75   80.00   1-Jan-09   11.375   N                1CM    0.375      0.017
4376484   BRENTWOOD                     $344,956.83   79.99   1-Nov-08   11.500   N                1CM    0.375      0.017
4376569   NEEDHAM                       $418,178.96   57.01   1-Dec-08   11.750   N                1CM    0.375      0.017
4376993   MILL VALLEY                   $524,115.34   73.43   1-Dec-08   11.875   N                1CM    0.375      0.017
4377054   LOS ANGELES                   $509,839.65   70.00   1-Dec-08   11.625   N                1CM    0.375      0.017
4377532   SUWANEE                       $353,936.06   80.00   1-Oct-08   11.625   N                1CM    0.375      0.017
4377848   POTOMAC                       $599,444.28   60.00   1-Jan-09   11.375   N                1CM    0.375      0.017
4378315   CHESTER                       $539,449.44   80.00   1-Jan-09   10.875   N                1CM    0.375      0.017
4378467   ZIONSVILLE                    $361,158.00   80.00   1-Jan-09   11.000   N                1CM    0.375      0.017
4378705   HUNTINGTON BEACH              $490,894.91   80.00   1-Dec-08   10.375   N                1CM    0.375      0.017
4379351   SAN MATEO                     $315,000.00   44.06   1-Jan-09   11.875   N                1CM    0.375      0.017
4379365   ACTON                         $592,882.73   67.23   1-Oct-08   11.625   N                1CM    0.375      0.017
4379523   LAS VEGAS                     $399,592.17   80.00   1-Jan-09   10.875   N                1CM    0.375      0.017
4379843   LEESBURG                      $429,065.67   80.00   1-Jan-09   10.375   N                1CM    0.375      0.017
4380100   CHEVY CHASE                   $639,421.43   78.05   1-Jan-09   11.500   N                1CM    0.375      0.017
4380735   CARLSBAD                      $474,139.41   80.00   1-Nov-08   11.250   N                1CM    0.375      0.017
4382057   EDINA                         $717,245.93   62.61   1-Oct-08   11.250   N                1CM    0.375      0.017
4382136   ALPHARETTA                    $433,666.58   80.33   1-Dec-08   10.625   N         24     1CM    0.375      0.017
4382258   BOSTON                        $799,547.84   61.85   1-Dec-08   11.500   N                1CM    0.375      0.017
4382321   BERKELEY HEIGHTS              $390,000.00   75.73   1-Nov-08   12.000   N                1CM    0.375      0.017
4382410   CHESTERFIELD                  $382,322.31   58.03   1-Dec-08   11.625   N                1CM    0.375      0.017
4382584   PARKER                        $667,258.37   64.56   1-Dec-08   11.375   N                1CM    0.375      0.017
4382594   MAPLEGROVE                    $406,073.15   79.69   1-Oct-08   11.375   N                1CM    0.375      0.017
4382835   FREMONT                       $622,841.03   80.00   1-Dec-08   11.375   N                1CM    0.375      0.017
4382993   WOODLAND HILLS                $359,363.01   74.23   1-Dec-08   11.625   N                1CM    0.375      0.017
4383157   LONG BEACH                    $678,825.77   63.26   1-Dec-08   11.750   N                1CM    0.375      0.017
4383335   NEW YORK                      $399,680.12   33.33   1-Jan-09   12.125   N                1CM    0.375      0.017
4384048   DEL MAR                       $386,946.87   44.30   1-Dec-08   11.875   N                1CM    0.375      0.017
4384052   MISSION VIEJO                 $301,491.10   68.64   1-Dec-08   11.875   N                1CM    0.375      0.017
4384739   CORTE MADERA                  $309,739.56   74.70   1-Jan-09   11.875   N                1CM    0.375      0.017
4384809   LADERA RANCH                  $444,913.30   74.17   1-Dec-08   11.625   N                1CM    0.375      0.017
4384940   BOSTON                        $999,139.01   52.63   1-Jan-09   11.750   N                1CM    0.375      0.017
4386008   EL GRANADA                    $367,379.89   80.00   1-Dec-08   11.875   N                1CM    0.375      0.017
4386537   MYSTIC                        $319,681.43   80.00   1-Jan-09   11.000   N                1CM    0.375      0.017
4386887   ORLANDO                       $354,215.49   64.23   1-Jan-09   11.500   N                1CM    0.375      0.017
4387121   FAIRFAX                       $641,900.00   80.00   1-Feb-09   11.125   N                1CM    0.375      0.017
4387336   SAN RAMON                     $415,513.47   75.00   1-Dec-08   11.625   N                1CM    0.375      0.017
4387541   MISSION HILLS                 $917,084.39   75.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4387612   VIENNA                        $344,885.10   52.42   1-Nov-08   10.625   N                1CM    0.375      0.017
4387853   TIBURON                       $400,307.55   34.87   1-Dec-08   11.750   N                1CM    0.375      0.017
4387998   POTOMAC                       $683,845.74   45.67   1-Dec-08   11.875   N                1CM    0.375      0.017
4388007   LISLE                         $446,469.22   90.00   1-Dec-08   11.375   N         01     1CM    0.375      0.017
4388295   UPPER MONTCLAIR               $725,000.00   54.31   1-Jan-09   11.500   N                1CM    0.375      0.017
4388353   MANHATTAN BEACH               $617,428.99   68.67   1-Jan-09   11.625   N                1CM    0.375      0.017
4388420   CARLSBAD                      $340,684.16   73.02   1-Jan-09   11.375   N                1CM    0.375      0.017
4388490   SIMI VALLEY                   $280,000.00   80.00   1-Dec-08   11.875   N                1CM    0.375      0.017
4388760   MEQUON                        $534,516.35   53.50   1-Jan-09   11.500   N                1CM    0.375      0.017
4389959   BEL AIR                       $359,281.43   80.00   1-Dec-08   11.000   N                1CM    0.375      0.017
4390634   BELMONT                       $436,706.84   70.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4391034   ENCINO                        $412,653.03   55.07   1-Jan-09   11.875   N                1CM    0.375      0.017
4391141   MOUNTAIN VIEW                 $514,088.73   65.19   1-Dec-08   11.625   N                1CM    0.375      0.017
4391183   NEWPORT BEACH                 $830,598.03   80.00   1-Dec-08   11.875   N                1CM    0.375      0.017
4391320   CUPERTINO                     $454,617.74   54.17   1-Jan-09   11.875   N                1CM    0.375      0.017
4391373   PIEDMONT                      $412,269.21   35.91   1-Dec-08   11.625   N                1CM    0.375      0.017
4391417   HOUSTON                       $456,394.20   80.00   1-Jan-09   11.000   N                1CM    0.375      0.017
4391484   THOUSAND OAKS                 $686,626.76   80.00   1-Dec-08   11.000   N                1CM    0.375      0.017
4391501   LAGUNA NIGUEL                 $200,000.00   89.69   1-Dec-08   11.500   N         24     1CM    0.375      0.017
4391764   RANCHO SANTA FE               $611,473.07   30.60   1-Jan-09   11.750   N                1CM    0.375      0.017
4391786   SMYRNA                        $324,341.44   79.99   1-Nov-08   11.375   N                1CM    0.375      0.017
4392092   SWAMPSCOTT                    $459,603.94   78.63   1-Jan-09   11.750   N                1CM    0.375      0.017
4392106   GREENWICH                     $649,397.97   50.00   1-Jan-09   11.375   N                1CM    0.375      0.017
4392590   SUMMIT                        $619,305.25   59.05   1-Jan-09   10.375   N                1CM    0.375      0.017
4392663   BERKELEY                      $307,468.13   70.00   1-Dec-08   11.750   N                1CM    0.375      0.017
4392741   WATERTOWN                     $190,000.00   51.35   1-Dec-08   11.750   N                1CM    0.375      0.017
4392788   SAN FRANCISCO                 $559,529.52   77.78   1-Jan-09   11.875   N                1CM    0.375      0.017
4393056   GLEN RIDGE                    $336,873.14   75.00   1-Dec-08   11.375   N                1CM    0.375      0.017
4393180   PALO ALTO                     $586,443.03   63.80   1-Jan-09   11.250   N                1CM    0.375      0.017
4393194   NORTHVILLE                    $399,274.84   55.89   1-Dec-08   11.500   N                1CM    0.375      0.017
4393283   LA JOLLA                      $817,312.78   51.13   1-Jan-09   11.875   N                1CM    0.375      0.017
4393358   PENN VALLEY                   $649,453.92   67.01   1-Jan-09   11.875   N                1CM    0.375      0.017
4393460   CAMBRIDGE                     $539,523.57   77.70   1-Jan-09   11.625   N                1CM    0.375      0.017
4393604   LOS ALTOS                     $985,234.17   53.39   1-Nov-08   11.750   N                1CM    0.375      0.017
4393710   RANCHO PALOS VERDES           $455,173.29   73.55   1-Dec-08   11.500   N                1CM    0.375      0.017
4393828   MORAGA                        $559,481.32   73.98   1-Jan-09   11.375   N                1CM    0.375      0.017
4393943   DEL MAR                       $499,558.86   54.05   1-Jan-09   11.625   N                1CM    0.375      0.017
4393959   FREMONT                       $374,161.44   73.43   1-Jan-09   11.500   N                1CM    0.375      0.017
4394120   KENTFIELD                     $998,230.57   67.57   1-Dec-08   11.625   N                1CM    0.375      0.017
4394556   SAN FRANCISCO                 $381,307.47   64.20   1-Dec-08   11.500   N                1CM    0.375      0.017
4394870   LYME                          $498,296.88   23.81   1-Nov-08   11.750   N                1CM    0.375      0.017
4395177   PALO ALTO                     $582,991.53   80.00   1-Dec-08   11.750   N                1CM    0.375      0.017
4395237   WICHITA                       $411,216.11   69.83   1-Dec-08   11.250   N                1CM    0.375      0.017
4395484   ORINDA                        $710,000.00   29.58   1-Dec-08   11.750   N                1CM    0.375      0.017
4395531   PORTOLA VALLEY                $738,690.61   35.24   1-Dec-08   11.625   N                1CM    0.375      0.017
4395561   GREENWOOD VILLAGE             $564,476.69   51.83   1-Jan-09   11.375   N                1CM    0.375      0.017
4395945   FLEMINGTON                    $494,552.51   76.15   1-Jan-09   11.500   N                1CM    0.375      0.017
4396191   CUPERTINO                     $497,985.84   69.69   1-Dec-08   11.375   N                1CM    0.375      0.017
4396201   SAN MATEO                     $349,683.59   70.00   1-Jan-09   11.500   N                1CM    0.375      0.017
4396253   SAN JOSE                      $392,877.70   66.64   1-Jan-09   12.000   N                1CM    0.375      0.017
4396276   EDEN PRAIRIE                  $369,673.55   64.69   1-Jan-09   11.625   N                1CM    0.375      0.017
4396285   SOUTH BETHANY                 $489,567.68   74.24   1-Jan-09   11.625   N                1CM    0.375      0.017
4396457   LONG BEACH                    $394,691.86   68.70   1-Jan-09   12.250   N                1CM    0.375      0.017
4396649   GARDEN CITY                   $634,288.45   83.22   1-Jan-09   10.375   N         24     1CM    0.375      0.017
4396681   SARATOGA                      $608,839.39   51.91   1-Dec-08   11.250   N                1CM    0.375      0.017
4398191   CHEVY CHASE                   $499,514.02   54.05   1-Jan-09   11.125   N                1CM    0.375      0.017
4398502   SUMMIT                        $918,332.10   80.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4398703   ALPHARETTA                    $354,671.20   61.74   1-Jan-09   11.375   N                1CM    0.375      0.017
4398885   AUSTIN                        $410,367.74   37.38   1-Dec-08   11.250   N                1CM    0.375      0.017
4399099   ARLINGTON                     $529,509.11   74.65   1-Jan-09   11.375   N                1CM    0.375      0.017
4400190   CARLSBAD                      $378,197.31   62.05   1-Jan-09   12.125   N                1CM    0.375      0.017
4400444   FOSTER CITY                   $345,549.04   53.31   1-Dec-08   11.750   N                1CM    0.375      0.017
4400682   WEST BLOOMFIELD               $328,680.23   84.36   1-Jan-09   11.125   N         06     1CM    0.375      0.017
4400726   LEESBURG                      $521,341.52   80.00   1-Jan-09   10.750   N                1CM    0.375      0.017
4401164   LEAWOOD                       $989,452.93   65.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4401451   RANCHO PALOS VERDES           $599,430.69   60.00   1-Jan-09   11.250   N                1CM    0.375      0.017
4401460   ESSEX FELLS                   $579,488.27   44.62   1-Jan-09   11.625   N                1CM    0.375      0.017
4401692   SANTA MONICA                  $628,912.11   63.00   1-Dec-08   11.750   N                1CM    0.375      0.017
4401707   PHOENIX                       $585,268.19   61.73   1-Dec-08   11.625   N                1CM    0.375      0.017
4401944   WASHINGTON                    $471,562.83   60.51   1-Jan-09   11.375   N                1CM    0.375      0.017
4402339   SAN FRANCISCO                 $454,091.82   59.09   1-Dec-08   11.000   N                1CM    0.375      0.017
4402936   GLEN MILLS                    $408,084.22   79.99   1-Nov-08   11.500   N                1CM    0.375      0.017
4403145   FREMONT                       $398,990.56   51.95   1-Dec-08   11.625   N                1CM    0.375      0.017
4403230   NEWPORT BEACH                 $509,052.77   55.14   1-Dec-08   11.375   N                1CM    0.375      0.017
4403285   NORTH HOLLYWOOD               $898,328.41   69.23   1-Dec-08   11.375   N                1CM    0.375      0.017
4403312   LOS ANGELES                   $319,419.86   58.72   1-Dec-08   11.500   N                1CM    0.375      0.017
4403609   FAIRFAX                       $349,334.08   66.67   1-Dec-08   11.250   N                1CM    0.375      0.017
4403824   DANVILLE                      $493,390.15   80.00   1-Dec-08   11.625   N                1CM    0.375      0.017
4403849   CHEVY CHASE                   $554,500.00   61.61   1-Jan-09   11.375   N                1CM    0.375      0.017
4404100   SAN JOSE                      $340,600.72   65.00   1-Dec-08   11.250   N                1CM    0.375      0.017
4404228   BURLINGAME                    $505,147.36   73.87   1-Dec-08   11.875   N                1CM    0.375      0.017
4404416   CUPERTINO                     $399,303.63   40.00   1-Dec-08   11.750   N                1CM    0.375      0.017
4404677   MORRISTOWN                    $429,620.62   75.70   1-Jan-09   11.625   N                1CM    0.375      0.017
4404703   FLOWER MOUND                  $581,485.65   79.86   1-Nov-08   11.750   N                1CM    0.375      0.017
4404880   SAN RAFAEL                    $359,666.56   57.32   1-Jan-09   11.375   N                1CM    0.375      0.017
4405319   HOUSTON                       $717,318.73   66.79   1-Jan-09   11.250   N                1CM    0.375      0.017
4405642   JUPITER                       $468,816.50   69.41   1-Nov-08   11.875   N                1CM    0.375      0.017
4405989   DELRAY BEACH                  $593,488.57   69.88   1-Jan-09   11.750   N                1CM    0.375      0.017
4406183   ANDOVER                       $396,314.47   66.72   1-Dec-08   11.750   N                1CM    0.375      0.017
4406392   ATHERTON                      $919,000.00   34.04   1-Dec-08   11.625   N                1CM    0.375      0.017
4406429   DECATUR                       $306,429.81   78.72   1-Dec-08   11.375   N                1CM    0.375      0.017
4406491   THE WOODLANDS                 $475,094.34   64.76   1-Dec-08   11.250   N                1CM    0.375      0.017
4406531   FLANDERS                      $396,000.00   80.00   1-Feb-09   11.000   N                1CM    0.375      0.017
4407663   NORTHBROOK                    $478,067.43   68.36   1-Jan-09   11.500   N                1CM    0.375      0.017
4407838   EAST BRUNSWICK                $467,576.92   80.00   1-Jan-09   11.500   N                1CM    0.375      0.017
4407887   STOW                          $466,966.07   79.99   1-Dec-08   11.000   N                1CM    0.375      0.017
4408007   SUNNYVALE                     $368,378.21   44.62   1-Dec-08   11.875   N                1CM    0.375      0.017
4408223   PALM BEACH                    $580,000.00   26.36   1-Jan-09   11.250   N                1CM    0.375      0.017
4408349   POTOMAC                       $524,501.85   71.92   1-Jan-09   11.250   N                1CM    0.375      0.017
4408431   REDMOND                       $341,121.34   80.00   1-Oct-08   11.375   N                1CM    0.375      0.017
4408523   LOS GATOS                     $461,640.99   62.84   1-Dec-08   11.375   N                1CM    0.375      0.017
4408531   BEDFORD                       $495,532.40   78.81   1-Dec-08   11.125   N                1CM    0.375      0.017
4408648   TELLURIDE                     $274,513.40   9.17    1-Dec-08   11.625   N                1CM    0.375      0.017
4408652   SAN DIEGO                     $650,000.00   67.71   1-Dec-08   11.625   N                1CM    0.375      0.017
4408845   DENVILLE                      $349,090.88   60.87   1-Nov-08   11.750   N                1CM    0.375      0.017
4409027   SAN JOSE                      $403,534.71   75.00   1-Dec-08   11.625   N                1CM    0.375      0.017
4409337   BURBANK                       $379,680.75   73.08   1-Jan-09   11.875   N                1CM    0.375      0.017
4409437   FAYETTEVILLE                  $386,623.85   73.02   1-Jan-09   11.125   N                1CM    0.375      0.017
4409628   SARASOTA                      $830,940.00   65.00   1-Jan-09   12.125   N                1CM    0.375      0.017
4409917   SPARTA                        $355,201.33   90.00   1-Jan-09   11.875   N         24     1CM    0.375      0.017
4410024   OAK PARK                      $327,289.62   80.00   1-Dec-08   10.875   N                1CM    0.375      0.017
4410449   HILLSBOROUGH                  $748,736.21   17.65   1-Dec-08   11.875   N                1CM    0.375      0.017
4410618   PLEASANTON                    $329,722.76   61.11   1-Jan-09   11.875   N                1CM    0.375      0.017
4410664   FOOTHILL RANCH                $339,398.39   64.76   1-Dec-08   11.625   N                1CM    0.375      0.017
4410672   MILPITAS                      $319,361.27   80.00   1-Dec-08   11.000   N                1CM    0.375      0.017
4410766   ALPINE                        $332,234.10   70.00   1-Jan-09   12.125   N                1CM    0.375      0.017
4410772   SAN JOSE                      $324,684.11   76.47   1-Jan-09   11.125   N                1CM    0.375      0.017
4411046   DEL MAR                       $449,164.20   69.23   1-Dec-08   11.375   N                1CM    0.375      0.017
4411536   REDWOOD CITY                  $562,977.50   77.26   1-Dec-08   11.500   N                1CM    0.375      0.017
4411649   ORINDA                        $407,000.00   76.79   1-Jan-09   11.750   N                1CM    0.375      0.017
4412002   DANVILLE                      $454,617.74   60.67   1-Jan-09   11.875   N                1CM    0.375      0.017
4412057   FALLBROOK                     $469,208.02   61.04   1-Dec-08   11.875   N                1CM    0.375      0.017
4412113   KANSAS CITY                   $859,439.06   64.74   1-Dec-08   11.500   N                1CM    0.375      0.017
4412481   MOUNTAIN VIEW                 $359,393.37   57.42   1-Dec-08   11.875   N                1CM    0.375      0.017
4412951   DOVER                         $699,382.40   60.87   1-Jan-09   11.625   N                1CM    0.375      0.017
4412959   SAN FRANCISCO                 $339,427.08   43.87   1-Dec-08   11.875   N                1CM    0.375      0.017
4413110   PLEASANTON                    $955,000.00   53.06   1-Feb-09   11.250   N                1CM    0.375      0.017
4413552   SAN DIEGO                     $324,720.18   63.73   1-Jan-09   11.750   N                1CM    0.375      0.017
4413559   LOS ANGELES                   $589,479.45   69.41   1-Jan-09   11.625   N                1CM    0.375      0.017
4413686   HILLSBOROUGH                  $949,182.06   57.58   1-Jan-09   11.750   N                1CM    0.375      0.017
4414389   NEWCASTLE                     $305,546.75   80.00   1-Oct-08   11.250   N                1CM    0.375      0.017
4414462   CARMICHAEL                    $498,516.99   80.00   1-Nov-08   11.500   N                1CM    0.375      0.017
4414679   NORTHBROOK                    $402,635.68   77.50   1-Jan-09   11.500   N                1CM    0.375      0.017
4415044   SUMMIT                        $469,554.04   59.87   1-Jan-09   11.250   N                1CM    0.375      0.017
4415310   EL GRANADA                    $508,982.04   70.34   1-Dec-08   11.000   N                1CM    0.375      0.017
4415349   HO-HO-KUS                     $389,638.79   69.64   1-Jan-09   11.375   N                1CM    0.375      0.017
4415479   SUNNYVALE                     $560,317.96   60.05   1-Dec-08   11.250   N                1CM    0.375      0.017
4415936   COMMERCE                      $479,086.75   48.48   1-Dec-08   11.250   N                1CM    0.375      0.017
4416089   SUNNYVALE                     $542,554.90   54.30   1-Jan-09   12.000   N                1CM    0.375      0.017
4416379   CUPERTINO                     $487,115.27   69.22   1-Dec-08   11.500   N                1CM    0.375      0.017
4416463   POTOMAC                       $622,868.72   80.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4416792   ALAMEDA                       $367,316.49   75.10   1-Dec-08   11.375   N                1CM    0.375      0.017
4417735   DANVILLE                      $409,251.03   57.75   1-Dec-08   11.750   N                1CM    0.375      0.017
4417859   PLEASANTON                    $695,000.00   59.15   1-Dec-08   11.750   N                1CM    0.375      0.017
4417938   SANTA CRUZ                    $859,595.98   55.63   1-Dec-08   11.750   N                1CM    0.375      0.017
4417943   PLEASANTON                    $419,219.91   57.53   1-Dec-08   11.375   N                1CM    0.375      0.017
4417985   CONCORD                       $474,580.92   26.39   1-Jan-09   11.625   N                1CM    0.375      0.017
4418053   HERMOSA BEACH                 $650,000.00   66.67   1-Jan-09   11.375   N                1CM    0.375      0.017
4418155   SCOTTS VALLEY                 $448,800.00   80.00   1-Jan-09   11.750   N                1CM    0.375      0.017
4418215   SAN FRANCISCO                 $445,606.50   77.57   1-Jan-09   11.625   N                1CM    0.375      0.017
4418457   LIVERMORE                     $383,286.78   36.36   1-Dec-08   11.375   N                1CM    0.375      0.017
4418510   MILL VALLEY                   $649,412.38   56.52   1-Jan-09   11.500   N                1CM    0.375      0.017
4418674   DENVER                        $648,820.60   59.09   1-Dec-08   11.500   N                1CM    0.375      0.017
4418788   REDWOOD CITY                  $369,681.43   67.27   1-Jan-09   11.750   N                1CM    0.375      0.017
4418886   DANVILLE                      $349,395.60   53.93   1-Dec-08   11.750   N                1CM    0.375      0.017
4418982   MEDINA                        $326,187.10   52.32   1-Dec-08   11.750   N                1CM    0.375      0.017
4419020   SANTA BARBARA                 $369,278.93   52.86   1-Dec-08   11.125   N                1CM    0.375      0.017
4419068   LOS GATOS                     $557,961.75   44.72   1-Dec-08   11.375   N                1CM    0.375      0.017
4419115   ESCONDIDO                     $373,253.50   52.68   1-Dec-08   11.000   N                1CM    0.375      0.017
4419610   ROWAYTON                      $384,248.97   61.16   1-Nov-08   11.500   N                1CM    0.375      0.017
4419626   MONTVILLE                     $524,115.34   66.46   1-Dec-08   11.875   N                1CM    0.375      0.017
4419960   WINSTON-SALEM                 $414,331.58   72.45   1-Jan-09   10.625   N                1CM    0.375      0.017
4419985   CARMEL                        $481,472.42   80.00   1-Jan-09   10.500   N                1CM    0.375      0.017
4420081   OJAI                          $943,484.09   49.63   1-Dec-08   12.125   N                1CM    0.375      0.017
4420248   OAK HILL                      $326,918.28   80.00   1-Jan-09   11.750   N                1CM    0.375      0.017
4420530   LEAWOOD                       $598,885.61   80.00   1-Dec-08   11.375   N                1CM    0.375      0.017
4420749   MILL VALLEY                   $623,894.10   40.98   1-Dec-08   11.625   N                1CM    0.375      0.017
4420762   WICHITA                       $388,259.88   79.39   1-Dec-08   11.250   N                1CM    0.375      0.017
4420812   MISSION VIEJO                 $429,629.77   66.15   1-Jan-09   11.750   N                1CM    0.375      0.017
4420866   LOS GATOS                     $349,691.20   58.33   1-Jan-09   11.625   N                1CM    0.375      0.017
4421013   ROCHESTER HILLS               $383,617.72   80.00   1-Jan-09   11.000   N                1CM    0.375      0.017
4421088   VISTA                         $384,668.52   63.74   1-Jan-09   11.750   N                1CM    0.375      0.017
4421089   DEL MAR                       $558,959.90   48.70   1-Dec-08   11.375   N                1CM    0.375      0.017
4421093   SAN JOSE                      $499,071.34   61.73   1-Dec-08   11.375   N                1CM    0.375      0.017
4421182   LONG BEACH                    $459,613.54   63.01   1-Jan-09   11.875   N                1CM    0.375      0.017
4421692   BASKING RIDGE                 $365,044.85   70.95   1-Jan-09   11.125   N                1CM    0.375      0.017
4421743   BROADVIEW HEIGHTS             $393,558.50   80.00   1-Jan-09   10.375   N                1CM    0.375      0.017
4421785   HIGHLAND PARK                 $493,282.57   64.20   1-Nov-08   11.625   N                1CM    0.375      0.017
4421856   SAN FRANCISCO                 $324,424.94   34.95   1-Dec-08   11.625   N                1CM    0.375      0.017
4421955   BEVERLY HILLS               $1,000,000.00   34.48   1-Jan-09   11.750   N                1CM    0.375      0.017
4421994   FAIR GROVE                    $697,500.00   74.60   1-Feb-09   11.500   N                1CM    0.375      0.017
4422059   SAN CARLOS                    $436,806.66   80.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4422126   PLANO                         $558,827.84   79.20   1-Dec-08   10.750   N                1CM    0.375      0.017
4422723   FREMONT                       $549,526.46   54.19   1-Jan-09   11.750   N                1CM    0.375      0.017
4422954   REDWOOD CITY                  $452,750.20   53.95   1-Jan-09   11.625   N                1CM    0.375      0.017
4423093   CROPWELL                      $581,500.00   78.05   1-Jan-09   11.125   N                1CM    0.375      0.017
4423192   SAN DIEGO                     $368,131.39   80.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4423387   CHICAGO                       $431,599.88   53.33   1-Jan-09   11.375   N                1CM    0.375      0.017
4423390   LEAWOOD                       $624,837.31   78.25   1-Dec-08   11.375   N                1CM    0.375      0.017
4423423   SOUTH KENT                    $999,073.80   46.51   1-Jan-09   11.375   N                1CM    0.375      0.017
4423508   MARIETTA                      $354,663.16   65.74   1-Jan-09   11.250   N                1CM    0.375      0.017
4423601   ATLANTA                       $359,666.56   80.00   1-Jan-09   11.375   N                1CM    0.375      0.017
4423660   SANTA MONICA                  $507,056.48   80.00   1-Dec-08   11.375   N                1CM    0.375      0.017
4423808   PACIFICA                      $331,426.69   79.43   1-Dec-08   11.750   N                1CM    0.375      0.017
4423914   SAN CARLOS                    $515,522.08   80.00   1-Jan-09   11.375   N                1CM    0.375      0.017
4423982   FOSTER CITY                   $310,704.90   32.06   1-Jan-09   11.250   N                1CM    0.375      0.017
4424378   NEWTON                        $363,678.84   69.33   1-Jan-09   11.625   N                1CM    0.375      0.017
4424674   PLEASANTON                    $528,991.60   48.18   1-Dec-08   11.250   N                1CM    0.375      0.017
4425208   LOS GATOS                     $489,608.15   78.40   1-Jan-09   12.125   N                1CM    0.375      0.017
4425487   REDDING                       $419,601.48   70.00   1-Jan-09   11.250   N                1CM    0.375      0.017
4425749   RALEIGH                       $339,852.15   79.93   1-Dec-08   11.250   N                1CM    0.375      0.017
4425929   HOUSTON                       $411,253.06   80.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4426059   DALLAS                        $407,454.37   64.34   1-Dec-08   11.125   N                1CM    0.375      0.017
4426313   WINDHAM                       $338,893.35   80.00   1-Jan-09   11.500   N                1CM    0.375      0.017
4426315   CHARLESTON                    $603,453.97   64.95   1-Jan-09   11.500   N                1CM    0.375      0.017
4426387   REDWOOD CITY                  $623,894.10   56.82   1-Dec-08   11.625   N                1CM    0.375      0.017
4426671   SAN JOSE                      $399,238.95   53.33   1-Dec-08   11.250   N                1CM    0.375      0.017
4427168   ATLANTA                       $648,733.25   73.03   1-Dec-08   11.125   N                1CM    0.375      0.017
4427507   SAN CLEMENTE                  $748,672.91   66.96   1-Dec-08   11.625   N                1CM    0.375      0.017
4427533   LOS GATOS                     $999,139.01   43.71   1-Jan-09   11.750   N                1CM    0.375      0.017
4427546   CASTRO VALLEY                 $392,986.35   79.30   1-Jan-09   11.750   N                1CM    0.375      0.017
4427682   REDWOOD CITY                  $403,231.34   64.13   1-Dec-08   11.250   N                1CM    0.375      0.017
4427725   SAN ANSELMO                   $411,253.06   53.16   1-Dec-08   11.500   N                1CM    0.375      0.017
4427772   SAN DIMAS                     $366,334.66   71.26   1-Dec-08   11.500   N                1CM    0.375      0.017
4427782   DALLAS                        $616,414.56   68.56   1-Jan-09   11.250   N                1CM    0.375      0.017
4427803   HIGHLAND VILLAGE              $348,167.32   80.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4427811   ATLANTA                       $429,220.45   76.11   1-Dec-08   11.500   N                1CM    0.375      0.017
4427893   PALO ALTO                     $935,800.38   75.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4428157   YORKVILLE                     $787,997.48   60.77   1-Nov-08   11.875   N                1CM    0.375      0.017
4428508   ALTADENA AREA                 $471,601.00   70.00   1-Dec-08   11.250   N                1CM    0.375      0.017
4428580   SAN JOSE                      $543,083.32   80.00   1-Dec-08   11.875   N                1CM    0.375      0.017
4428840   BEVERLY HILLS                 $965,000.00   60.31   1-Feb-09   11.500   N                1CM    0.375      0.017
4428857   MENLO PARK                    $591,451.69   29.60   1-Jan-09   11.375   N                1CM    0.375      0.017
4428920   PORTLAND                      $379,241.53   62.50   1-Dec-08   11.000   N                1CM    0.375      0.017
4428987   CALABASAS                     $391,636.92   70.63   1-Jan-09   11.375   N                1CM    0.375      0.017
4429347   LOS GATOS                     $498,925.05   40.00   1-Dec-08   11.125   N                1CM    0.375      0.017
4429586   RANCHO SANTA MARGARI          $366,334.66   69.90   1-Dec-08   11.500   N                1CM    0.375      0.017
4429615   GULFPORT                      $486,616.03   65.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4429915   RANCHO SANTA FE               $764,308.42   34.77   1-Jan-09   11.500   N                1CM    0.375      0.017
4430022   STATELINE                     $395,624.25   80.00   1-Jan-09   11.250   N                1CM    0.375      0.017
4430242   SANTA CLARA                   $240,000.00   80.00   1-Jan-09   11.625   N                1CM    0.375      0.017
4430411   LAFAYETTE                     $800,647.14   57.29   1-Dec-08   11.875   N                1CM    0.375      0.017
4430549   APTOS                         $504,543.47   63.13   1-Jan-09   11.500   N                1CM    0.375      0.017
4430740   SPRAY BEACH                 $1,000,000.00   58.82   1-Feb-09   10.875   N                1CM    0.375      0.017
4430789   PASADENA                      $349,713.11   67.96   1-Jan-09   12.000   N                1CM    0.375      0.017
4430902   SUNNYVALE                     $499,558.86   72.99   1-Jan-09   11.625   N                1CM    0.375      0.017
4430916   PALOS VERDES ESTATES          $599,402.69   34.29   1-Jan-09   11.000   N                1CM    0.375      0.017
4430955   UNIVERSITY PARK               $385,065.96   46.93   1-Dec-08   11.250   N                1CM    0.375      0.017
4430959   HUNTINGTON BEACH              $389,647.43   52.21   1-Jan-09   11.500   N                1CM    0.375      0.017
4431039   SAN FRANCISCO                 $518,763.80   79.88   1-Jan-09   11.875   N                1CM    0.375      0.017
4431051   SAN JOSE                      $449,593.19   58.59   1-Jan-09   11.500   N                1CM    0.375      0.017
4431232   DANVILLE                      $480,000.00   45.50   1-Dec-08   11.250   N                1CM    0.375      0.017
4431237   SAN DIEGO                     $299,469.16   68.18   1-Dec-08   11.625   N                1CM    0.375      0.017
4431576   SAN FRANCISCO                 $909,094.09   70.00   1-Jan-09   11.000   N                1CM    0.375      0.017
4431731   GLEN ALLEN                    $315,436.60   70.89   1-Jan-09   11.250   N                1CM    0.375      0.017
4431891   HOLLISTER                     $324,424.92   43.33   1-Dec-08   11.625   N                1CM    0.375      0.017
4431942   REDWOOD CITY                  $613,458.28   78.72   1-Jan-09   11.625   N                1CM    0.375      0.017
4432016   SANTA CRUZ                    $999,117.72   40.00   1-Jan-09   11.625   N                1CM    0.375      0.017
4432086   UPPER SADDLE RIVER            $949,141.18   67.86   1-Jan-09   11.500   N                1CM    0.375      0.017
4432156   SAN JOSE                      $432,099.42   60.07   1-Jan-09   11.375   N                1CM    0.375      0.017
4432322   MENLO PARK                    $947,663.16   70.00   1-Jan-09   11.625   N                1CM    0.375      0.017
4432361   HOUSTON                       $486,073.41   42.35   1-Dec-08   11.250   N                1CM    0.375      0.017
4432388   HOUSTON                       $584,485.83   61.64   1-Dec-08   11.250   N                1CM    0.375      0.017
4432474   YORBA LINDA                   $331,412.54   41.50   1-Dec-08   11.625   N                1CM    0.375      0.017
4432508   PLACERVILLE                   $550,000.00   57.89   1-Jan-09   11.125   N                1CM    0.375      0.017
4432586   LAGUNA HILLS                  $327,717.59   80.00   1-Jan-09   11.750   N                1CM    0.375      0.017
4432658   LOS ALTOS                     $879,242.33   80.00   1-Jan-09   11.750   N                1CM    0.375      0.017
4432659   ASHLAND                       $434,597.10   77.68   1-Jan-09   11.375   N                1CM    0.375      0.017
4432855   HOUSTON                       $998,051.16   42.55   1-Dec-08   11.125   N                1CM    0.375      0.017
4432976   PALO ALTO                     $535,000.00   61.85   1-Jan-09   11.125   N                1CM    0.375      0.017
4433039   LIVERMORE                     $381,018.17   57.01   1-Dec-08   10.875   N                1CM    0.375      0.017
4433055   SUMMIT                        $581,420.61   32.33   1-Jan-09   11.000   N                1CM    0.375      0.017
4433127   ORLANDO                       $578,842.31   58.00   1-Dec-08   11.000   N                1CM    0.375      0.017
4433147   MANHATTAN BEACH               $390,790.24   43.50   1-Dec-08   11.500   N                1CM    0.375      0.017
4433216   MOUNTAIN VIEW                 $502,522.73   42.81   1-Jan-09   11.250   N                1CM    0.375      0.017
4433349   MILPITAS                      $340,691.72   73.33   1-Jan-09   11.500   N                1CM    0.375      0.017
4433366   CUPERTINO                     $529,509.11   50.72   1-Jan-09   11.375   N                1CM    0.375      0.017
4433553   SAN JOSE                      $327,105.64   80.00   1-Nov-08   11.500   N                1CM    0.375      0.017
4433584   SUNNYVALE                     $379,294.21   58.91   1-Dec-08   11.375   N                1CM    0.375      0.017
4433602   ALAMO                         $999,095.98   52.63   1-Jan-09   11.500   N                1CM    0.375      0.017
4433746   CUPERTINO                     $264,754.55   46.09   1-Jan-09   11.375   N                1CM    0.375      0.017
4433989   SANTA ROSA                    $399,629.52   53.33   1-Jan-09   11.375   N                1CM    0.375      0.017
4434026   ANAHEIM                       $519,529.91   80.00   1-Jan-09   11.500   N                1CM    0.375      0.017
4434169   LAFAYETTE                     $599,457.59   69.77   1-Jan-09   11.500   N                1CM    0.375      0.017
4434276   SPRINGFIELD                   $268,000.00   80.00   1-Jan-09   11.875   N                1CM    0.375      0.017
4434295   SAN FRANCISCO                 $510,073.59   43.31   1-Dec-08   11.500   N                1CM    0.375      0.017
4434311   SKILLMAN                      $412,798.39   68.87   1-Jan-09   11.125   N                1CM    0.375      0.017
4434373   LEMONT                        $444,812.98   71.94   1-Nov-08   11.625   N                1CM    0.375      0.017
4434412   DANVILLE                      $374,660.99   60.48   1-Jan-09   11.500   N                1CM    0.375      0.017
4434441   SAN DIEGO                     $925,000.00   54.41   1-Dec-08   11.625   N                1CM    0.375      0.017
4434498   CUPERTINO                     $499,456.25   57.14   1-Jan-09   11.375   N                1CM    0.375      0.017
4434588   NAPERVILLE                    $523,328.90   80.00   1-Nov-08   11.375   N                1CM    0.375      0.017
4435157   LOS GATOS                     $758,518.87   38.48   1-Dec-08   11.125   N                1CM    0.375      0.017
4435248   MENLO PARK                    $628,742.52   70.00   1-Dec-08   11.000   N                1CM    0.375      0.017
4435749   CASTLE ROCK                   $349,616.90   70.00   1-Jan-09   10.500   N                1CM    0.375      0.017
4435883   WOODSIDE                      $602,905.00   22.37   1-Dec-08   11.500   N                1CM    0.375      0.017
4436147   SARATOGA                      $309,726.49   57.41   1-Jan-09   11.625   N                1CM    0.375      0.017
4436239   CUPERTINO                     $315,467.52   80.00   1-Dec-08   11.875   N                1CM    0.375      0.017
4436364   SAN ANSELMO                   $549,026.80   68.75   1-Dec-08   11.625   N                1CM    0.375      0.017
4436416   SAN JOSE                      $979,085.41   70.00   1-Jan-09   11.625   N                1CM    0.375      0.017
4436439   LONG BEACH                    $383,368.62   60.00   1-Dec-08   12.000   N                1CM    0.375      0.017
4436503   SAN DIEGO                     $428,259.20   61.29   1-Dec-08   11.750   N                1CM    0.375      0.017
4436554   RANCHO SANTA FE               $605,478.24   67.33   1-Jan-09   11.750   N                1CM    0.375      0.017
4436592   LOS ANGELES                   $829,231.25   48.82   1-Jan-09   11.375   N                1CM    0.375      0.017
4436600   SAN DIEGO                     $509,560.89   55.43   1-Jan-09   11.750   N                1CM    0.375      0.017
4436658   PACIFIC PALISADES             $893,416.36   37.29   1-Dec-08   11.625   N                1CM    0.375      0.017
4436998   MALIBU                        $579,894.57   48.42   1-Dec-08   11.250   N                1CM    0.375      0.017
4437374   SAN DIEGO                     $384,213.03   78.73   1-Dec-08   10.875   N                1CM    0.375      0.017
4437497   PRIOR LAKE                    $340,672.81   75.00   1-Oct-08   11.375   N                1CM    0.375      0.017
4437690   IRVINE                        $310,725.61   78.73   1-Jan-09   11.625   N                1CM    0.375      0.017
4437694   REDWOOD CITY                  $579,971.95   79.59   1-Dec-08   11.625   N                1CM    0.375      0.017
4437782   APTOS                         $591,477.68   78.93   1-Jan-09   11.625   N                1CM    0.375      0.017
4437803   ALAMO                         $568,991.41   38.00   1-Dec-08   11.625   N                1CM    0.375      0.017
4437922   SARATOGA                      $302,262.89   34.63   1-Dec-08   11.625   N                1CM    0.375      0.017
4438023   CORTE MADERA                  $376,332.91   50.95   1-Dec-08   11.625   N                1CM    0.375      0.017
4438053   SAN CARLOS                    $398,647.96   66.50   1-Jan-09   11.625   N                1CM    0.375      0.017
4438309   SISTERS                       $436,124.18   75.00   1-Jan-09   11.750   N                1CM    0.375      0.017
4438351   RANDOLPH                      $558,219.84   78.84   1-Jan-09   11.250   N                1CM    0.375      0.017
4438398   CHARLESTOWN                   $600,000.00   46.15   1-Jan-09   11.375   N                1CM    0.375      0.017
4438674   LADERA RANCH AREA             $309,174.69   67.05   1-Dec-08   11.375   N                1CM    0.375      0.017
4439468   GOLETA                        $398,935.40   73.33   1-Nov-08   11.625   N                1CM    0.375      0.017
4439648   PURCELLVILLE                  $471,447.28   47.24   1-Dec-08   11.250   N                1CM    0.375      0.017
4439767   SANTA BARBARA                 $415,800.00   80.00   1-Dec-08   11.750   N                1CM    0.375      0.017
4439811   MILPITAS                      $303,448.87   52.41   1-Dec-08   11.500   N                1CM    0.375      0.017
4439874   DALLAS                        $390,937.57   44.72   1-Jan-09   11.375   N                1CM    0.375      0.017
4440191   SAN DIEGO                     $381,806.54   75.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4440203   NOVATO                        $331,953.29   67.86   1-Dec-08   12.000   N                1CM    0.375      0.017
4440505   SOUTH NATICK                  $649,426.51   79.27   1-Jan-09   11.625   N                1CM    0.375      0.017
4440531   ALPINE                        $348,499.68   61.19   1-Jan-09   11.750   N                1CM    0.375      0.017
4440630   SUNNYVALE                     $371,679.71   45.09   1-Jan-09   11.750   N                1CM    0.375      0.017
4441113   NEWPORT BEACH                 $488,000.00   80.00   1-Jan-09   12.000   N                1CM    0.375      0.017
4441127   SAN CLEMENTE                  $374,646.64   73.82   1-Jan-09   12.000   N                1CM    0.375      0.017
4441535   SAN FRANCISCO                 $464,156.98   75.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4441781   ATLANTA                       $353,342.51   66.92   1-Dec-08   11.375   N                1CM    0.375      0.017
4442051   MOUNTAIN VIEW                 $404,265.76   44.02   1-Dec-08   11.500   N                1CM    0.375      0.017
4442101   LONG BEACH                    $899,225.11   48.65   1-Jan-09   11.750   N                1CM    0.375      0.017
4442122   CALABASAS                     $486,037.91   64.93   1-Jan-09   11.250   N                1CM    0.375      0.017
4442271   AUSTIN                        $422,962.97   77.75   1-Dec-08   11.375   N                1CM    0.375      0.017
4442363   SAN DIEGO                     $300,827.80   54.75   1-Jan-09   11.500   N                1CM    0.375      0.017
4442372   LOS GATOS                     $363,662.86   41.65   1-Jan-09   11.375   N                1CM    0.375      0.017
4442373   SAN JOSE                      $465,069.86   54.50   1-Dec-08   11.000   N                1CM    0.375      0.017
4442464   LAGUNA NIGUEL                 $342,682.31   77.08   1-Jan-09   11.375   N                1CM    0.375      0.017
4442780   TEQUESTA                      $320,000.00   49.23   1-Feb-09   11.375   N                1CM    0.375      0.017
4442794   REDWOOD CITY                  $448,474.74   69.23   1-Oct-08   11.875   N                1CM    0.375      0.017
4442830   BERKELEY                      $512,536.24   69.80   1-Jan-09   11.500   N                1CM    0.375      0.017
4442994   MORGAN HILL                   $482,563.36   74.88   1-Jan-09   11.500   N                1CM    0.375      0.017
4443587   CARLSBAD                      $273,801.24   53.40   1-Dec-08   11.375   N                1CM    0.375      0.017
4443622   FRISCO                        $319,433.78   79.68   1-Dec-08   11.625   N                1CM    0.375      0.017
4443663   ALAMO                         $430,610.36   53.88   1-Jan-09   11.500   N                1CM    0.375      0.017
4443684   POTOMAC                       $429,201.34   55.84   1-Jan-09   11.375   N                1CM    0.375      0.017
4443769   SAN JOSE                      $320,617.67   73.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4444009   AMELIA ISLAND                 $225,000.00   26.79   1-Dec-08   11.125   N                1CM    0.375      0.017
4444095   COLTS NECK                    $319,673.74   80.00   1-Jan-09   10.875   N                1CM    0.375      0.017
4444118   SAN JOSE                      $382,636.59   56.74   1-Jan-09   11.250   N                1CM    0.375      0.017
4444270   SOUTH RIDING                  $315,300.54   54.41   1-Jan-09   11.250   N                1CM    0.375      0.017
4444355   WALNUT CREEK                  $598,912.23   50.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4444405   FREMONT                       $354,663.16   61.21   1-Jan-09   11.250   N                1CM    0.375      0.017
4444803   GLOUCESTER                    $315,000.00   16.24   1-Jan-09   11.500   N                1CM    0.375      0.017
4444851   CLARKSVILLE                   $331,658.17   80.00   1-Jan-09   11.250   N                1CM    0.375      0.017
4444863   GUILFORD                      $318,904.35   80.00   1-Jan-09   11.375   N                1CM    0.375      0.017
4444940   RAMSEY                        $488,846.81   69.90   1-Jan-09   11.375   N                1CM    0.375      0.017
4445053   WEST CHICAGO                  $383,000.00   67.19   1-Feb-09   11.125   N                1CM    0.375      0.017
4445224   BASKING RIDGE                 $439,592.47   72.13   1-Jan-09   11.375   N                1CM    0.375      0.017
4445352   SHOREWOOD                     $402,255.49   79.50   1-Dec-08   11.000   N                1CM    0.375      0.017
4445380   PALO ALTO                     $351,960.75   41.48   1-Dec-08   11.500   N                1CM    0.375      0.017
4445550   APTOS                         $389,655.90   29.84   1-Jan-09   11.625   N                1CM    0.375      0.017
4445704   APTOS                         $998,230.57   57.14   1-Dec-08   11.625   N                1CM    0.375      0.017
4445742   GILROY                        $596,510.64   62.84   1-Jan-09   12.000   N                1CM    0.375      0.017
4445743   GAITHERSBURG                  $371,425.40   77.52   1-Dec-08   11.500   N                1CM    0.375      0.017
4445803   HUNTINGTON BEACH              $399,601.79   48.78   1-Jan-09   11.000   N                1CM    0.375      0.017
4445898   TRABUCO CANYON                $402,127.20   70.00   1-Jan-09   11.375   N                1CM    0.375      0.017
4445925   DANVILLE                      $395,642.01   80.00   1-Jan-09   11.500   N                1CM    0.375      0.017
4445975   NORWALK                       $998,230.57   35.71   1-Dec-08   11.625   N                1CM    0.375      0.017
4445983   SARATOGA                      $564,463.90   40.36   1-Jan-09   11.250   N                1CM    0.375      0.017
4446156   SAN FRANCISCO                 $324,527.12   80.00   1-Jan-09   11.875   N                1CM    0.375      0.017
4446162   HERNDON                       $499,525.58   68.35   1-Jan-09   11.250   N                1CM    0.375      0.017
4446219   CAMPBELL                      $369,658.33   68.52   1-Jan-09   12.000   N                1CM    0.375      0.017
4446333   BURLINGAME                    $617,441.31   74.91   1-Jan-09   11.500   N                1CM    0.375      0.017
4446586   BINGHAM FARMS                 $762,258.41   66.35   1-Jan-09   11.125   N                1CM    0.375      0.017
4446638   FREMONT                       $459,573.94   69.70   1-Jan-09   11.375   N                1CM    0.375      0.017
4446806   SAN FRANCISCO                 $822,000.00   69.69   1-Jan-09   11.000   N                1CM    0.375      0.017
4446818   SAN JOSE                      $646,900.28   68.16   1-Jan-09   11.375   N                1CM    0.375      0.017
4446866   LOS GATOS                     $465,666.68   47.90   1-Dec-08   11.000   N                1CM    0.375      0.017
4446964   POTOMAC                       $455,000.00   60.67   1-Jan-09   11.375   N                1CM    0.375      0.017
4582763   WINFIELD                      $490,945.57   80.00   1-Dec-08   10.625   N                1CM    0.375      0.017
4585790   CHICAGO                       $393,300.44   60.67   1-Nov-08   11.625   N                1CM    0.375      0.017
4589032   ST CHARLES                    $371,106.62   70.00   1-Oct-08   11.750   N                1CM    0.375      0.017
4598181   WOODBURY                      $307,022.25   80.00   1-Nov-08   11.250   N                1CM    0.375      0.017
4599072   LAFAYETTE                     $318,861.28   80.00   1-Oct-08   11.625   N                1CM    0.375      0.017
4603254   LONG BEACH TWP.               $996,998.51   38.46   1-Nov-08   11.000   N                1CM    0.375      0.017
4603668   REDONDO BEACH                 $429,966.18   80.00   1-Nov-08   11.250   N                1CM    0.375      0.017
4605150   FRANKLIN LAKES              $1,000,000.00   52.63   1-Nov-08   11.500   N                1CM    0.375      0.017
4608592   ALPHARETTA                    $310,834.87   66.10   1-Oct-08   11.375   N                1CM    0.375      0.017
4611810   CENTENNIAL                    $564,380.47   77.53   1-Nov-08   11.250   N                1CM    0.375      0.017
4612461   CENTREVILLE                   $498,975.68   71.42   1-Dec-08   11.125   N                1CM    0.375      0.017
4627097   HIGHLAND PARK                 $408,000.00   66.23   1-Nov-08   11.125   N                1CM    0.375      0.017
4635025   NEWPORT BEACH                 $505,617.55   59.58   1-Nov-08   11.500   N                1CM    0.375      0.017
4637062   BOSTON                        $318,992.89   68.09   1-Nov-08   10.750   N                1CM    0.375      0.017
4638581   BROOKLYN PARK                 $347,603.89   75.00   1-Nov-08   11.125   N                1CM    0.375      0.017
4650222   SARASOTA                      $398,935.42   65.57   1-Nov-08   11.625   N                1CM    0.375      0.017
4663019   CHERRY HILLS                  $387,989.57   42.28   1-Nov-08   11.750   N                1CM    0.375      0.017
4677129   WAYLAND                       $390,956.71   80.00   1-Nov-08   11.625   N                1CM    0.375      0.017
4684775   WOODCLIFF LAKE                $438,828.95   80.00   1-Nov-08   11.625   N                1CM    0.375      0.017
4686143   AITKIN                        $300,000.00   80.00   1-Oct-08   11.625   N                1CM    0.375      0.017
4686473   ST. PETERSBURG                $557,982.02   67.81   1-Nov-08   11.875   N                1CM    0.375      0.017
4686564   PINELLAS PARK                 $648,352.35   67.36   1-Nov-08   11.875   N                1CM    0.375      0.017
4690020   NEWPORT COAST                 $700,000.00   71.07   1-Dec-08   10.875   N                1CM    0.375      0.017
4691168   OLATHE                        $476,000.00   80.00   1-Nov-08   11.625   N                1CM    0.375      0.017
4700076   FRISCO                        $427,920.00   80.00   1-Oct-08   11.500   N                1CM    0.375      0.017
4710414   CHEVY CHASE                   $445,447.54   79.12   1-Oct-08   11.750   N                1CM    0.375      0.017
4712063   WESTBOROUGH                   $486,464.14   80.00   1-Nov-08   10.750   N                1CM    0.375      0.017
4716007   HANALEI                       $780,000.00   80.00   1-Dec-08   11.750   N                1CM    0.375      0.017
4724829   ST. PAUL                      $374,519.79   80.00   1-Dec-08   11.500   N                1CM    0.375      0.017
4726378   MINNEAPOLIS                   $468,124.04   72.23   1-Nov-08   11.125   N                1CM    0.375      0.017
4731519   GREAT NECK                    $349,022.33   43.75   1-Nov-08   11.375   N                1CM    0.375      0.017
4736351   FAIR OAKS RANCH               $326,639.91   80.00   1-Nov-08   11.125   N                1CM    0.375      0.017
4737896   ROSEVILLE                     $442,698.76   80.00   1-Nov-08   11.125   N                1CM    0.375      0.017
4741393   KENSINGTON                    $342,264.17   79.83   1-Nov-08   11.500   N                1CM    0.375      0.017
4744371   ORONO                         $434,348.31   85.00   1-Nov-08   11.125   N         12     1CM    0.375      0.017
4749651   LITTLETON                     $340,000.00   80.00   1-Oct-08   11.750   N                1CM    0.375      0.017
4751871   DEEPHAVEN                     $997,272.25   38.46   1-Nov-08   11.500   N                1CM    0.375      0.017
4766382   AUSTIN                        $492,392.66   79.02   1-Nov-08   11.000   N                1CM    0.375      0.017
4769550   SCOTTSDALE                    $303,000.00   66.59   1-Nov-08   11.625   N                1CM    0.375      0.017
4777876   EAST HANOVER                  $319,148.32   80.00   1-Nov-08   11.625   N                1CM    0.375      0.017
4778668   AURORA                        $359,018.38   80.00   1-Nov-08   11.500   N                1CM    0.375      0.017
4780961   EVANSTON                      $398,909.31   78.43   1-Nov-08   11.500   N                1CM    0.375      0.017
4787883   HAWTHORN WOODS                $319,168.81   76.19   1-Nov-08   11.750   N                1CM    0.375      0.017
4791703   ROCKVILLE                     $512,813.64   76.30   1-Oct-08   11.750   N                1CM    0.375      0.017
4792842   HINSDALE                      $915,475.46   64.02   1-Dec-08   11.500   N                1CM    0.375      0.017
4804621   REDMOND                       $337,032.88   68.98   1-Nov-08   11.250   N                1CM    0.375      0.017
4804829   SAN DIEGO                     $498,534.64   72.57   1-Nov-08   11.125   N                1CM    0.375      0.017
4817847   BLUE RIVER                    $648,095.02   61.73   1-Nov-08   11.125   N                1CM    0.375      0.017
4818647   BRECKENRIDGE                  $406,804.27   79.61   1-Nov-08   11.125   N                1CM    0.375      0.017
4824876   GAITHERSBURG                  $350,878.05   66.32   1-Dec-08   11.625   N                1CM    0.375      0.017
4825154   FAIRFAX STATION               $379,069.32   65.00   1-Oct-08   11.500   N                1CM    0.375      0.017
4830162   CINCINNATI                    $361,717.05   61.00   1-Oct-08   11.500   N                1CM    0.375      0.017
4830667   BOULDER                       $515,870.74   79.69   1-Nov-08   11.625   N                1CM    0.375      0.017
4849766   TAMPA                         $368,392.74   79.44   1-Nov-08   11.500   N                1CM    0.375      0.017
4879185   HUDSON                        $718,936.96   65.55   1-Nov-08   11.250   N                1CM    0.375      0.017
4879821   CHICAGO                       $473,766.19   66.43   1-Nov-08   11.750   N                1CM    0.375      0.017
4879920   VERO BEACH                    $548,042.87   41.51   1-Oct-08   11.625   N                1CM    0.375      0.017
4880787   RANCHO PALOS VERD             $599,373.34   61.22   1-Nov-08   11.375   N                1CM    0.375      0.017
4884870   ATLANTA                       $446,830.32   39.33   1-Oct-08   11.875   N                1CM    0.375      0.017
4888616   AUSTIN                        $303,109.05   80.00   1-Nov-08   11.125   N                1CM    0.375      0.017
4890141   COTO DE CAZA                  $642,429.54   77.78   1-Nov-08   11.750   N                1CM    0.375      0.017
4895512   WHEATON                       $308,053.28   68.89   1-Nov-08   11.625   N                1CM    0.375      0.017
4897989   LAGRANGE                      $603,888.45   70.00   1-Nov-08   11.625   N                1CM    0.375      0.017
4908356   WEST NEW YORK                 $470,712.98   80.00   1-Nov-08   11.500   N                1CM    0.375      0.017
4923108   LOS ANGELES                   $500,631.18   79.06   1-Nov-08   11.500   N                1CM    0.375      0.017
4924510   HINSDALE                      $581,410.29   77.73   1-Nov-08   11.500   N                1CM    0.375      0.017
4927034   SANTA FE                      $683,727.73   62.27   1-Dec-08   11.375   N                1CM    0.375      0.017
4930145   EDGEWATER BORO                $423,249.76   80.00   1-Dec-08   11.625   N                1CM    0.375      0.017
4932117   GOLDEN                        $335,267.83   44.85   1-Nov-08   11.375   N                1CM    0.375      0.017
4936100   GROTON                        $390,931.09   67.59   1-Nov-08   11.500   N                1CM    0.375      0.017
4936902   CINCINNATI                    $451,672.40   76.83   1-Oct-08   11.500   N                1CM    0.375      0.017
4947529   HUNTINGTON                    $507,079.56   78.23   1-Nov-08   11.375   N                1CM    0.375      0.017
4948105   BRANCHBURG TWP.               $473,574.32   57.58   1-Nov-08   11.000   N                1CM    0.375      0.017
4952636   LAKE FOREST                 $1,000,000.00   69.88   1-Oct-08   10.750   N                1CM    0.375      0.017
4960332   PARK RIDGE                    $395,340.22   49.81   1-Nov-08   11.375   N                1CM    0.375      0.017
4964474   POWELL                        $362,010.18   72.60   1-Nov-08   11.500   N                1CM    0.375      0.017
4969036   NEWCASTLE                     $557,222.47   80.00   1-Nov-08   11.000   N                1CM    0.375      0.017
4978086   WEST DES MOINES               $349,045.63   66.67   1-Nov-08   11.500   N                1CM    0.375      0.017
4980009   HUNTINGTON                    $349,365.46   74.47   1-Dec-08   11.500   N                1CM    0.375      0.017
4995668   SHELBY TWP                    $309,174.96   79.49   1-Nov-08   11.625   N                1CM    0.375      0.017
5013479   HARVARD                       $698,136.95   80.00   1-Nov-08   11.625   N                1CM    0.375      0.017
5041116   ANDOVER                       $485,672.07   64.25   1-Nov-08   11.500   N                1CM    0.375      0.017
5071014   GRANBY                        $648,311.62   52.00   1-Nov-08   11.750   N                1CM    0.375      0.017
5082938   GERMANTOWN                    $531,857.60   71.20   1-Oct-08   11.000   N                1CM    0.375      0.017
5118195   CLEARWATER                    $573,600.00   80.00   1-Nov-08   11.750   N                1CM    0.375      0.017
5194169   MOORPARK                      $310,359.40   75.00   1-Nov-08   11.250   N                1CM    0.375      0.017
5259106   SAN DIEGO                     $305,723.06   68.11   1-Nov-08   11.875   N                1CM    0.375      0.017
5274600   OAKBROOK                      $997,206.61   66.67   1-Nov-08   11.375   N                1CM    0.375      0.017
5276746   SCOTTSDALE                    $458,323.06   46.00   1-Oct-08   11.500   N                1CM    0.375      0.017
5280161   ENGLEWOOD                     $648,270.05   76.47   1-Nov-08   11.625   N                1CM    0.375      0.017
5288240   STONE HARBOR                  $472,000.00   80.00   1-Dec-08   11.750   N                1CM    0.375      0.017
5302443   EDEN PRAIRIE                  $523,424.23   52.50   1-Nov-08   11.000   N                1CM    0.375      0.017
5307558   BIRMINGHAM                    $367,500.00   73.50   1-Nov-08   11.250   N                1CM    0.375      0.017
5380472   BELLBROOK                     $558,473.01   80.00   1-Nov-08   11.500   N                1CM    0.375      0.017
5464623   NAPERVILLE                    $491,687.90   75.85   1-Nov-08   11.625   N                1CM    0.375      0.017
5465216   SCOTTSDALE                    $313,507.65   79.00   1-Nov-08   11.875   N                1CM    0.375      0.017
5470240   ATLANTA                       $325,885.04   80.00   1-Nov-08   11.125   N                1CM    0.375      0.017
5474515   OAK PARK                      $433,000.00   57.73   1-Nov-08   11.500   N                1CM    0.375      0.017
5479449   AVALON                        $458,774.40   65.71   1-Nov-08   11.625   N                1CM    0.375      0.017
5524533   MINNETONKA                    $418,826.76   70.00   1-Nov-08   11.375   N                1CM    0.375      0.017
5549472   SYRACUSE                      $336,873.16   75.00   1-Dec-08   11.375   N                1CM    0.375      0.017
5589114   SUMMIT                        $486,551.99   80.00   1-Nov-08   11.250   N                1CM    0.375      0.017
5622311   SANTA CLARITA                 $301,728.07   75.56   1-Dec-08   11.750   N                1CM    0.375      0.017
5643643   GOLDEN                        $326,041.64   71.24   1-Nov-08   11.125   N                1CM    0.375      0.017
5656269   MINNETRISTA                   $441,203.14   23.29   1-Nov-08   11.125   N                1CM    0.375      0.017
5699301   WILMETTE                      $453,729.01   67.91   1-Nov-08   11.375   N                1CM    0.375      0.017
5709936   INVERNESS                     $379,311.08   58.46   1-Dec-08   11.500   N                1CM    0.375      0.017
5756705   WASHINGTON                    $370,437.00   58.14   1-Nov-08   11.250   N                1CM    0.375      0.017
5804141   CHADDS FORD                   $691,566.61   75.00   1-Nov-08   10.750   N                1CM    0.375      0.017
5848990   SAN DIEGO                     $548,764.62   58.82   1-Dec-08   10.375   N                1CM    0.375      0.017
5868645   WEBSTER                       $359,697.55   76.76   1-Jan-09   11.875   N                1CM    0.375      0.017
5886112   BROOKLINE                     $453,439.29   80.00   1-Jan-09   10.250   N                1CM    0.375      0.017
5886887   FRANKLIN                      $469,485.56   75.81   1-Jan-09   10.500   N                1CM    0.375      0.017
5934604   CORNING                       $326,199.39   92.90   1-Dec-08   10.625   N         11     1CM    0.375      0.017
5938571   RENO                          $386,942.04   67.01   1-Nov-08   11.500   N                1CM    0.375      0.017
5958921   INVER GROVE HGTS              $379,636.57   72.51   1-Nov-08   11.375   N                1CM    0.375      0.017
5962121   HENDERSON                     $430,000.00   50.59   1-Nov-08   11.750   N                1CM    0.375      0.017
5989354   EASTON                        $596,983.43   55.05   1-Sep-08   11.000   N                1CM    0.375      0.017
5998323   LINO LAKES                    $423,783.91   67.68   1-Nov-08   11.250   N                1CM    0.375      0.017
6021939   WEST ORANGE                   $349,267.39   67.97   1-Dec-08   10.750   N                1CM    0.375      0.017
6024855   BURLINGAME                    $595,000.00   45.77   1-Nov-08   11.375   N                1CM    0.375      0.017
6036859   COLORADO SPRINGS              $444,417.10   80.00   1-Nov-08   11.375   N                1CM    0.375      0.017
6037662   NEWPORT BEACH                 $421,636.66   55.45   1-Jan-09   11.750   N                1CM    0.375      0.017
6037939   MANHATTAN                     $326,992.41   80.00   1-Oct-08   12.375   N                1CM    0.375      0.017
6040491   ALPHARETTA                    $329,258.78   78.12   1-Dec-08   10.375   N                1CM    0.375      0.017
6045538   LOVELAND                      $311,921.54   73.47   1-Nov-08   10.500   N                1CM    0.375      0.017
6097543   RENO                          $327,015.51   80.00   1-Nov-08   11.000   N                1CM    0.375      0.017
6104631   LAND O LAKES                  $368,087.29   90.00   1-Nov-08   12.000   N         01     1CM    0.375      0.017
6112208   MINNEAPOLIS                   $543,050.02   58.60   1-Nov-08   10.875   N                1CM    0.375      0.017
6118260   AUSTIN                        $324,897.33   78.55   1-Nov-08   11.125   N                1CM    0.375      0.017
6132939   AVON                          $986,208.84   62.57   1-Dec-08   11.500   N                1CM    0.375      0.017
6134674   OCEAN CITY                    $595,432.06   47.20   1-Nov-08   11.375   N                1CM    0.375      0.017
6143992   ATLANTA                       $558,397.63   80.00   1-Nov-08   11.250   N                1CM    0.375      0.017
6146449   EAGLE                         $356,975.62   74.90   1-Nov-08   11.250   N                1CM    0.375      0.017
6156354   MERCER ISLAND                 $623,781.96   51.02   1-Dec-08   11.125   N                1CM    0.375      0.017
6158641   COPPELL                       $357,668.55   77.96   1-Nov-08   11.750   N                1CM    0.375      0.017
6184676   SAN RAMON                     $329,416.08   57.39   1-Dec-08   11.625   N                1CM    0.375      0.017
6185775   MARIETTA                      $309,134.05   68.89   1-Nov-08   11.375   N                1CM    0.375      0.017
6196307   SEA ISLE CITY                 $388,962.04   78.00   1-Nov-08   11.625   N                1CM    0.375      0.017
6198709   ALEXANDRIA                    $349,068.48   75.92   1-Nov-08   11.625   N                1CM    0.375      0.017
6199958   UKIAH                         $435,288.39   89.99   1-Nov-08   11.625   N         12     1CM    0.375      0.017
6201670   MCLEAN                        $349,045.63   40.00   1-Nov-08   11.500   N                1CM    0.375      0.017
6208397   SEA ISLE CITY                 $398,935.42   80.00   1-Nov-08   11.625   N                1CM    0.375      0.017
6211994   WOODBURY                      $300,217.54   73.44   1-Nov-08   11.125   N                1CM    0.375      0.017
6215371   PASADENA                      $357,469.04   80.00   1-Nov-08   11.750   N                1CM    0.375      0.017
6217877   CHICAGO                       $648,227.61   50.00   1-Nov-08   11.500   N                1CM    0.375      0.017
6223080   CHICAGO                       $345,079.12   69.90   1-Nov-08   11.625   N                1CM    0.375      0.017
6226770   ST CHARLES                    $390,805.26   70.61   1-Nov-08   11.375   N                1CM    0.375      0.017
6228438   CAMARILLO                     $389,257.97   79.59   1-Dec-08   11.250   N                1CM    0.375      0.017
6234971   ATLANTA                       $481,152.20   64.33   1-Nov-08   11.375   N                1CM    0.375      0.017
6236460   LONGMONT                      $373,926.98   55.56   1-Nov-08   11.250   N                1CM    0.375      0.017
6246840   ROSELLE                       $326,956.08   80.00   1-Nov-08   11.750   N                1CM    0.375      0.017
6250102   GRAND LAKE                    $463,792.17   73.81   1-Nov-08   11.750   N                1CM    0.375      0.017
6252127   OAKLAND                       $414,229.22   53.90   1-Dec-08   11.375   N                1CM    0.375      0.017
6254171   CARLSBAD                      $318,057.42   55.17   1-Nov-08   11.125   N                1CM    0.375      0.017
6263935   ROCHESTER HILLS               $337,391.90   77.02   1-Nov-08   11.625   N                1CM    0.375      0.017
6264494   PALM HARBOR                   $324,092.14   69.89   1-Nov-08   11.375   N                1CM    0.375      0.017
6271031   SONOMA                        $338,030.00   33.90   1-Nov-08   11.250   N                1CM    0.375      0.017
6297191   WASHINGTON                    $412,222.76   79.50   1-Nov-08   11.500   N                1CM    0.375      0.017
8126693   WINTER SPRINGS                $450,327.23   75.00   1-Nov-08   11.750   N                1CM    0.375      0.017
8212302   WESTON                        $797,870.82   58.39   1-Nov-08   11.625   N                1CM    0.375      0.017
8303542   FORT COLLINS                  $384,821.81   80.00   1-Nov-08   11.750   N                1CM    0.375      0.017
8350533   DALLAS                        $997,069.27   74.07   1-Nov-08   11.125   N                1CM    0.375      0.017
8474656   SAN DIEGO                     $648,140.12   71.60   1-Nov-08   11.250   N                1CM    0.375      0.017
8475673   EVANSTON                      $414,632.86   80.00   1-Nov-08   11.625   N                1CM    0.375      0.017
8481910   WAKE FOREST                   $388,000.00   80.00   1-Oct-08   11.500   N                1CM    0.375      0.017
8507480   ARLINGTON                     $479,104.12   80.00   1-Oct-08   11.375   N                1CM    0.375      0.017
8523602   CHASKA                        $459,443.00   80.00   1-Oct-08   11.750   N                1CM    0.375      0.017
8552295   OTTAWA                        $317,038.03   80.00   1-Dec-08   11.625   N                1CM    0.375      0.017
8586598   LEESBURG                      $368,490.35   79.99   1-Nov-08   11.750   N                1CM    0.375      0.017
8587664   DAVIDSONVILLE                 $476,727.81   69.88   1-Nov-08   11.625   N                1CM    0.375      0.017
8591593   IRVINE                        $415,597.84   80.00   1-Nov-08   11.375   N                1CM    0.375      0.017
8601685   CARLSBAD                      $449,130.98   79.93   1-Dec-08   11.250   N                1CM    0.375      0.017
8612885   ATLANTA                       $414,408.77   80.00   1-Oct-08   11.250   N                1CM    0.375      0.017
8631922   SAN DIEGO                     $647,939.23   77.92   1-Nov-08   11.000   N                1CM    0.375      0.017
8648372   SAN DIEGO                     $398,506.22   73.97   1-Oct-08   11.375   N                1CM    0.375      0.017
8658979   OXNARD                        $292,882.24   95.00   1-Nov-08   11.750   N         06     1CM    0.375      0.017
8662155   ESCONDIDO                     $316,304.19   70.00   1-Nov-08   11.875   N                1CM    0.375      0.017
8684519   GRAND JUNCTION                $648,227.61   65.99   1-Nov-08   11.500   N                1CM    0.375      0.017
8706777   CHANDLER                      $355,100.53   90.00   1-Oct-08   12.000   N         12     1CM    0.375      0.017
8722553   HIGHLANDS RANCH               $349,966.09   79.99   1-Nov-08   11.625   N                1CM    0.375      0.017
8726586   CHICAGO                       $450,352.20   80.00   1-Oct-08   11.500   N                1CM    0.375      0.017
8733553   IRVINE                        $303,242.61   80.00   1-Nov-08   10.750   N                1CM    0.375      0.017
8739501   NEW YORK                      $363,031.23   70.00   1-Nov-08   11.625   N                1CM    0.375      0.017
8744689   CARLSBAD                      $520,705.78   70.00   1-Nov-08   11.250   N                1CM    0.375      0.017
8750544   SAN DIEGO                     $318,271.13   80.00   1-Nov-08   11.750   N                1CM    0.375      0.017
8762480   STEVENSON RANCH               $459,186.06   79.99   1-Dec-08   11.625   N                1CM    0.375      0.017
8771419   ATLANTA                       $326,084.73   80.59   1-Jul-08   12.000   N         24     1CM    0.375      0.017
8784257   ANTHEM                        $328,582.85   80.00   1-Sep-08   12.000   N                1CM    0.375      0.017
8797309   SAN DIEGO                     $428,769.62   62.51   1-Nov-08   11.250   N                1CM    0.375      0.017
8805359   COPPELL                       $319,175.56   80.00   1-Dec-08   11.375   N                1CM    0.375      0.017
8807574   SAN DIEGO                     $540,000.00   74.97   1-Nov-08   11.250   N                1CM    0.375      0.017
8809525   LINO LAKES                    $339,027.12   77.27   1-Nov-08   11.250   N                1CM    0.375      0.017
8810051   ROSEVILLE                     $444,139.57   80.00   1-Dec-08   11.000   N                1CM    0.375      0.017
8811034   POWAY                         $997,576.53   68.97   1-Dec-08   10.750   N                1CM    0.375      0.017
8818887   NORWALK                       $486,313.39   80.00   1-Nov-08   10.250   N                1CM    0.375      0.017
8819663   SCOTTSDALE                    $402,978.85   80.00   1-Aug-08   12.000   N                1CM    0.375      0.017
8835172   NEW YORK                      $344,036.28   72.63   1-Nov-08   11.375   N                1CM    0.375      0.017
8837178   ST PAUL                       $530,152.32   80.00   1-Oct-08   11.750   N                1CM    0.375      0.017
8839229   GREENWOOD VILLAGE             $723,685.63   78.38   1-Dec-08   11.500   N                1CM    0.375      0.017
8839669   RENO                          $348,998.53   71.43   1-Nov-08   11.250   N                1CM    0.375      0.017
8840203   ATLANTA                       $526,767.68   75.00   1-Nov-08   11.375   N                1CM    0.375      0.017
8844588   CHAPPAQUA                     $597,450.61   64.72   1-Sep-08   11.875   N                1CM    0.375      0.017
8844864   MERCER ISLAND                 $302,311.39   80.00   1-Nov-08   11.125   N                1CM    0.375      0.017
8846074   WEST HEMPSTEAD                $308,800.00   80.00   1-Dec-08   11.875   N                1CM    0.375      0.017
8846712   RYE BROOK                     $348,784.43   67.31   1-Oct-08   11.750   N                1CM    0.375      0.017
8857585   PRIOR LAKE                    $331,365.74   75.00   1-Nov-08   11.625   N                1CM    0.375      0.017
8857838   CLINTON                       $529,685.58   80.00   1-Sep-08   11.750   N                1CM    0.375      0.017
8861507   LILYDALE                      $518,417.65   80.00   1-Nov-08   11.500   N                1CM    0.375      0.017
8868500   BOULDER                       $315,117.29   79.40   1-Nov-08   11.375   N                1CM    0.375      0.017
8881354   UPLAND                        $523,497.76   65.63   1-Nov-08   11.250   N                1CM    0.375      0.017
8882119   REISTERSTOWN                  $182,296.00   80.00   1-Jan-09   11.375   N                1CM    0.375      0.017
8882915   WASHINGTON                    $317,635.80   79.99   1-Oct-08   11.125   N                1CM    0.375      0.017
8885198   MADISON                       $477,077.57   80.00   1-Nov-08   11.750   N                1CM    0.375      0.017
8889682   IRVINE                        $498,220.76   58.14   1-Oct-08   11.625   N                1CM    0.375      0.017
8894866   RIVER FOREST                  $378,680.24   80.00   1-Oct-08   11.750   N                1CM    0.375      0.017
8896513   POTOMAC                       $752,112.87   70.00   1-Oct-08   11.000   N                1CM    0.375      0.017
8901429   DANVILLE                      $648,184.32   69.15   1-Nov-08   11.375   N                1CM    0.375      0.017
8902144   SEATTLE                       $522,977.33   61.74   1-Oct-08   11.750   N                1CM    0.375      0.017
8902316   CEDAR RAPIDS                  $498,669.25   50.00   1-Nov-08   11.625   N                1CM    0.375      0.017
8903797   WASHINGTON                    $697,509.07   73.68   1-Oct-08   11.625   N                1CM    0.375      0.017
8905199   FOLLY BEACH                   $280,000.00   80.00   1-Sep-08   11.750   N                1CM    0.375      0.017
8905302   BRIDGEWATER TWP.              $389,057.45   46.43   1-Dec-08   11.250   N                1CM    0.375      0.017
8906203   TARPON SPRINGS                $398,576.64   80.00   1-Oct-08   11.625   N                1CM    0.375      0.017
8906316   MARBLEHEAD                    $480,316.43   70.00   1-Oct-08   11.875   N                1CM    0.375      0.017
8909825   UNIVERSITY PARK               $403,156.50   76.45   1-Sep-08   11.375   N                1CM    0.375      0.017
8910539   POTOMAC                       $300,000.00   57.69   1-Oct-08   12.000   N                1CM    0.375      0.017
8914058   SARASOTA                      $422,499.71   80.00   1-Nov-08   11.750   N                1CM    0.375      0.017
8914877   SOUTHLAKE                     $521,500.00   80.00   1-Oct-08   11.875   N                1CM    0.375      0.017
8916767   WARREN                        $333,807.94   42.40   1-Oct-08   11.625   N                1CM    0.375      0.017
8917119   ARLINGTON                     $475,302.64   77.56   1-Oct-08   11.625   N                1CM    0.375      0.017
8918730   COPPELL                       $378,963.82   79.17   1-Nov-08   11.500   N                1CM    0.375      0.017
8918794   FAYETTEVILLE                  $391,200.00   80.00   1-Oct-08   11.500   N                1CM    0.375      0.017
8919578   PORTLAND                      $547,896.21   58.20   1-Oct-08   11.250   N                1CM    0.375      0.017
8920901   BONITA                        $456,000.00   80.00   1-Oct-08   11.500   N                1CM    0.375      0.017
8921212   CHANHASSEN                    $351,398.52   67.43   1-Oct-08   11.750   N                1CM    0.375      0.017
8923892   FOUNTAIN HILLS                $367,000.00   73.40   1-Oct-08   11.875   N                1CM    0.375      0.017
8924186   FOREST HILLS                  $598,241.57   65.57   1-Nov-08   11.125   N                1CM    0.375      0.017
8924897   LEXINGTON                     $450,541.22   80.00   1-Oct-08   12.125   N                1CM    0.375      0.017
8925086   VACAVILLE                     $332,396.29   76.55   1-Dec-08   11.500   N                1CM    0.375      0.017
8925393   KEYSTONE                      $335,083.80   80.00   1-Nov-08   11.500   N                1CM    0.375      0.017
8925929   SOMERSET                      $360,565.34   80.00   1-Nov-08   11.250   N                1CM    0.375      0.017
8926637   ROCKVILLE                     $339,072.91   80.00   1-Nov-08   11.500   N                1CM    0.375      0.017
8927446   EDINA                         $318,941.58   71.11   1-Oct-08   12.000   N                1CM    0.375      0.017
8927546   LEWIS CENTER                  $339,072.91   78.23   1-Nov-08   11.500   N                1CM    0.375      0.017
8928652   ATHERTON                      $793,294.18   16.49   1-Nov-08   11.500   N                1CM    0.375      0.017
8928732   LEAWOOD                       $546,099.21   80.00   1-Nov-08   11.875   N                1CM    0.375      0.017
8929153   SCOTTSDALE                    $549,000.00   64.59   1-Oct-08   11.625   N                1CM    0.375      0.017
8930796   MCLEAN                        $997,273.25   55.71   1-Nov-08   11.500   N                1CM    0.375      0.017
8932025   SAN DIEGO                     $377,642.00   80.00   1-Oct-08   11.875   N                1CM    0.375      0.017
8932270   HIGHLAND PARK                 $453,846.64   58.33   1-Nov-08   11.875   N                1CM    0.375      0.017
8932836   BOTHELL                       $281,540.18   79.68   1-Oct-08   11.625   N                1CM    0.375      0.017
8933916   DARIEN                        $451,806.44   60.47   1-Oct-08   11.375   N                1CM    0.375      0.017
8934082   DUBLIN                        $321,320.92   80.00   1-Nov-08   11.250   N                1CM    0.375      0.017
8934185   WASHINGTON                    $342,805.24   80.00   1-Oct-08   11.750   N                1CM    0.375      0.017
8934357   BAYHEAD                       $438,884.67   74.96   1-Nov-08   11.875   N                1CM    0.375      0.017
8935453   NORTH WOODMERE                $322,949.13   67.01   1-Nov-08   11.500   N                1CM    0.375      0.017
8936332   MINNETONKA                    $381,007.74   55.60   1-Nov-08   11.750   N                1CM    0.375      0.017
8937011   SAN RAMON                     $370,643.88   74.40   1-Oct-08   11.500   N                1CM    0.375      0.017
8937329   WASHINGTON                    $343,801.79   66.60   1-Oct-08   11.750   N                1CM    0.375      0.017
8938973   CORTE MADERA                  $777,821.14   65.00   1-Nov-08   11.375   N                1CM    0.375      0.017
9166133   SAN JOSE                      $336,124.63   40.85   1-Nov-08   11.750   N                1CM    0.375      0.017
9206921   SCOTTS VALLEY                 $325,922.27   54.42   1-Dec-08   11.625   N                1CM    0.375      0.017
9209024   HILLSBOROUGH                  $883,434.07   43.17   1-Dec-08   11.625   N                1CM    0.375      0.017
9229167   HUNTINGTON BEACH              $515,086.97   60.28   1-Dec-08   11.625   N                1CM    0.375      0.017
9266214   SOUTH SAN FRANCIS             $488,755.81   74.81   1-Nov-08   11.875   N                1CM    0.375      0.017
9267980   SAN FRANCISCO                 $399,292.21   69.93   1-Dec-08   11.625   N                1CM    0.375      0.017
9269250   STUDIO CITY (AREA             $783,012.38   75.00   1-Jul-08   12.125   N                1CM    0.375      0.017
9274622   BURLINGAME                    $364,384.96   57.94   1-Dec-08   11.875   N                1CM    0.375      0.017
9278367   SAN CARLOS                    $694,235.74   63.27   1-Nov-08   11.875   N                1CM    0.375      0.017
9288747   SAN JOSE                      $360,039.18   60.17   1-Nov-08   11.625   N                1CM    0.375      0.017
9288770   CUPERTINO                     $480,685.69   69.86   1-Nov-08   11.500   N                1CM    0.375      0.017
9306291   MORGAN HILL                   $339,072.88   49.28   1-Nov-08   11.500   N                1CM    0.375      0.017
9308016   PALOS VERDES ESTA             $648,763.28   69.89   1-Dec-08   11.250   N                1CM    0.375      0.017
9321365   LA JOLLA                      $909,272.29   58.41   1-Jan-09   12.125   N                1CM    0.375      0.017
9326537   LOS ANGELES                   $567,715.98   80.00   1-Oct-08   12.000   N                1CM    0.375      0.017
9327394   YORBA LINDA                   $467,609.67   78.86   1-Oct-08   11.875   N                1CM    0.375      0.017
9329267   BURLINGAME                    $462,794.74   66.29   1-Nov-08   11.750   N                1CM    0.375      0.017
9330008   LOS ALTOS                     $636,780.67   42.60   1-Oct-08   11.750   N                1CM    0.375      0.017
9331061   SARATOGA                      $846,901.28   34.00   1-Oct-08   11.500   N                1CM    0.375      0.017
9331165   SAN JOSE                      $426,888.27   80.00   1-Nov-08   11.750   N                1CM    0.375      0.017
9332023   ORINDA                        $372,683.00   53.57   1-Oct-08   11.750   N                1CM    0.375      0.017
9332658   ALAMO                         $319,359.52   31.73   1-Oct-08   11.625   N                1CM    0.375      0.017
9333917   SAN FRANCISCO                 $847,737.73   64.89   1-Nov-08   11.625   N                1CM    0.375      0.017
9334108   SAN FRANCISCO                 $424,838.40   68.71   1-Nov-08   11.500   N                1CM    0.375      0.017
9335922   LOS ALTOS                     $830,227.28   41.80   1-Nov-08   11.875   N                1CM    0.375      0.017
9336903   LOS ANGELES                   $398,986.06   68.97   1-Nov-08   11.875   N                1CM    0.375      0.017
9337799   SOUTH SAN FRANCIS             $522,437.09   80.00   1-Nov-08   11.750   N                1CM    0.375      0.017
9338492   PORTOLA VALLEY                $533,031.89   30.87   1-Dec-08   11.500   N                1CM    0.375      0.017
9338599   UNION CITY                    $316,176.59   54.66   1-Nov-08   11.750   N                1CM    0.375      0.017
9339266   WATSONVILLE                   $645,278.01   65.69   1-Nov-08   11.625   N                1CM    0.375      0.017
9339546   SANTA CRUZ                    $490,625.66   69.59   1-Nov-08   11.375   N                1CM    0.375      0.017
9339945   LOS ANGELES                   $530,477.73   70.00   1-Nov-08   11.250   N                1CM    0.375      0.017
9339958   ORINDA                        $408,882.03   68.33   1-Nov-08   11.500   N                1CM    0.375      0.017
9341411   REDWOOD CITY                  $502,833.87   61.09   1-Dec-08   11.625   N                1CM    0.375      0.017
9342251   GRANITE BAY                   $473,119.62   59.62   1-Dec-08   11.375   N                1CM    0.375      0.017
9343662   CUPERTINO                     $480,685.69   64.10   1-Nov-08   11.500   N                1CM    0.375      0.017
9344703   CHINO HILLS                   $343,705.45   79.15   1-Dec-08   11.750   N                1CM    0.375      0.017
9346062   LOS ANGELES                   $548,007.62   57.78   1-Dec-08   11.500   N                1CM    0.375      0.017
9346160   SANTA CRUZ                    $449,241.73   67.16   1-Dec-08   11.875   N                1CM    0.375      0.017
9346493   PLEASANTON                    $431,618.85   62.61   1-Jan-09   11.625   N                1CM    0.375      0.017
9346798   DANVILLE                      $918,146.13   59.35   1-Dec-08   11.500   N                1CM    0.375      0.017
9347188   SAN FRANCISCO                 $626,805.14   80.00   1-Dec-08   11.250   N                1CM    0.375      0.017
9347251   LAKE ARROWHEAD                $964,169.16   23.39   1-Jan-09   11.750   N                1CM    0.375      0.017
9347435   MEQUON                        $534,006.33   57.02   1-Dec-08   11.375   N                1CM    0.375      0.017
9347844   LAFAYETTE                     $978,389.58   67.59   1-Jan-09   11.625   N                1CM    0.375      0.017
9347977   RANCHO PALOS VERD             $340,497.14   46.15   1-Dec-08   11.500   N                1CM    0.375      0.017
9348151   LIVERMORE                     $304,136.63   49.94   1-Dec-08   11.875   N                1CM    0.375      0.017
9348231   FREMONT                       $302,476.77   72.14   1-Dec-08   11.750   N                1CM    0.375      0.017
9348661   IRVINE                        $571,370.30   80.00   1-Jan-09   11.375   N                1CM    0.375      0.017
9349364   CHICAGO                       $585,961.34   76.73   1-Dec-08   11.625   N                1CM    0.375      0.017
9349418   DANVILLE                      $439,240.19   67.69   1-Dec-08   11.750   N                1CM    0.375      0.017
9349837   MOUNTAIN VIEW                 $307,455.02   34.22   1-Dec-08   11.625   N                1CM    0.375      0.017
9350425   WALNUT CREEK                  $338,693.54   63.36   1-Jan-09   11.500   N                1CM    0.375      0.017
9352323   LOS ANGELES                   $504,062.04   69.66   1-Dec-08   11.375   N                1CM    0.375      0.017
9354032   VISTA                         $399,292.21   67.57   1-Dec-08   11.625   N                1CM    0.375      0.017
9355318   SAN JOSE                      $399,202.71   44.44   1-Dec-08   11.500   N                1CM    0.375      0.017
9356735   COTO DE CAZA (ARE             $778,551.28   51.66   1-Dec-08   11.375   N                1CM    0.375      0.017
9358657   LOS ANGELES                   $414,283.37   44.86   1-Dec-08   11.750   N                1CM    0.375      0.017
9360938   SAN JOSE                      $464,329.63   56.36   1-Jan-09   11.500   N                1CM    0.375      0.017
9361510   NEWPORT BEACH                 $407,260.32   40.80   1-Dec-08   11.500   N                1CM    0.375      0.017
9361560   SANTA CLARA                   $459,205.65   68.66   1-Dec-08   11.750   N                1CM    0.375      0.017
9362065   MONTARA                       $631,733.69   78.12   1-Dec-08   11.875   N                1CM    0.375      0.017
9363539   CUPERTINO                     $379,327.60   61.29   1-Dec-08   11.625   N                1CM    0.375      0.017
9363610   OXNARD                        $329,622.84   74.98   1-Jan-09   11.875   N                1CM    0.375      0.017
9364429   LAS VEGAS                     $997,316.63   58.76   1-Dec-08   11.875   N                1CM    0.375      0.017
9414287   PLEASANTON                    $403,660.58   80.00   1-Jan-09   11.875   N                1CM    0.375      0.017
9416137   BEN LOMOND                    $368,682.30   58.57   1-Jan-09   11.750   N                1CM    0.375      0.017
9420294   SALINAS                       $414,633.86   66.40   1-Jan-09   11.625   N                1CM    0.375      0.017
9421193   SAN FRANCISCO                 $541,946.89   70.00   1-Jan-09   10.875   N                1CM    0.375      0.017
9423561   RANCHO PALOS VERD             $461,602.22   70.00   1-Jan-09   11.750   N                1CM    0.375      0.017
9424835   MILL VALLEY                   $451,620.26   80.00   1-Jan-09   11.875   N                1CM    0.375      0.017
9425125   GRANITE BAY                   $449,530.17   75.00   1-Jan-09   10.750   N                1CM    0.375      0.017
9425703   LONG BEACH                    $649,453.92   38.24   1-Jan-09   11.875   N                1CM    0.375      0.017
9428055   RANCHO SANTA FE               $488,857.67   69.90   1-Jan-09   11.500   N                1CM    0.375      0.017
9430485   HOUSTON                       $459,552.91   52.57   1-Jan-09   11.125   N                1CM    0.375      0.017
9431494   MORRISON                      $509,501.59   70.00   1-Dec-08   11.125   N                1CM    0.375      0.017
9431570   SAN FRANCISCO                 $519,541.21   60.47   1-Jan-09   11.625   N                1CM    0.375      0.017
9432053   LOS ANGELES                   $888,463.15   27.38   1-Dec-08   11.750   N                1CM    0.375      0.017
9432180   EL CAJON                      $649,453.92   79.75   1-Jan-09   11.875   N                1CM    0.375      0.017
9432205   CALABASAS                     $427,725.34   45.56   1-Jan-09   11.375   N                1CM    0.375      0.017
9432664   LOS ALAMITOS AREA             $399,655.60   55.56   1-Jan-09   11.750   N                1CM    0.375      0.017
9433203   TUALATIN                      $959,132.14   80.00   1-Jan-09   11.500   N                1CM    0.375      0.017
9433450   PORTLAND                      $445,097.26   60.20   1-Jan-09   11.500   N                1CM    0.375      0.017
9433682   PORTOLA VALLEY                $499,558.86   18.87   1-Jan-09   11.625   N                1CM    0.375      0.017
9435104   FAIRFIELD                     $319,460.76   80.00   1-Dec-08   11.875   N                1CM    0.375      0.017
9435270   PLEASANTON                    $404,642.68   75.00   1-Jan-09   11.625   N                1CM    0.375      0.017
9435559   LAGUNA HILLS                  $977,996.80   70.00   1-Dec-08   10.875   N                1CM    0.375      0.017
9436149   WOODLANDS                     $606,904.44   80.00   1-Dec-08   11.625   N                1CM    0.375      0.017
9436410   THE WOODLANDS                 $499,712.46   80.00   1-Dec-08   11.625   N                1CM    0.375      0.017
9436704   TUSTIN                        $560,492.84   71.92   1-Jan-09   11.500   N                1CM    0.375      0.017
9436813   LAGUNA NIGEL                  $423,616.70   80.00   1-Jan-09   11.500   N                1CM    0.375      0.017
9437103   MORGAN HILL                   $319,419.86   55.17   1-Dec-08   11.500   N                1CM    0.375      0.017
9437212   SAN RAFAEL                    $305,716.58   45.33   1-Jan-09   11.375   N                1CM    0.375      0.017
9437262   NEWPORT BEACH                 $639,377.96   25.60   1-Jan-09   11.125   N                1CM    0.375      0.017
9437707   LOS ALTOS HILLS               $975,073.93   54.22   1-Jan-09   11.250   N                1CM    0.375      0.017
9437718   FALLBROOK                     $524,501.85   64.02   1-Jan-09   11.250   N                1CM    0.375      0.017
9437801   IRVINE                        $520,155.28   57.90   1-Dec-08   11.500   N                1CM    0.375      0.017
9437990   SAN MATEO                     $389,629.95   48.75   1-Jan-09   11.250   N                1CM    0.375      0.017
9438112   SAN FRANCISCO                 $399,620.46   64.00   1-Jan-09   11.250   N                1CM    0.375      0.017
9438289   MANHATTAN BEACH               $878,325.67   46.32   1-Dec-08   11.250   N                1CM    0.375      0.017
9438336   STEVENSVILLE                  $367,151.30   70.00   1-Jan-09   11.250   N                1CM    0.375      0.017
9438527   RCHO STA MARG                 $325,667.62   65.20   1-Jan-09   10.875   N                1CM    0.375      0.017
9438608   LOS ANGELES                   $923,240.07   54.41   1-Dec-08   11.250   N                1CM    0.375      0.017
9438815   PALO ALTO                     $481,060.65   20.96   1-Dec-08   11.125   N                1CM    0.375      0.017
9439617   LOS ANGELES                   $389,174.61   55.71   1-Dec-08   11.125   N                1CM    0.375      0.017
9439983   STURGIS                       $506,507.22   65.00   1-Jan-09   11.125   N                1CM    0.375      0.017
9440557   PLEASANTON                    $458,126.68   63.75   1-Dec-08   11.250   N                1CM    0.375      0.017
9440652   SAN FRANCISCO                 $638,752.74   80.00   1-Dec-08   11.125   N                1CM    0.375      0.017
9440799   PLEASANTON                    $449,593.19   75.00   1-Jan-09   11.500   N                1CM    0.375      0.017
9440856   DANVILLE                      $637,841.53   75.18   1-Dec-08   11.500   N                1CM    0.375      0.017
9441001   BURBANK                       $352,648.58   39.22   1-Jan-09   11.000   N                1CM    0.375      0.017
9441095   LA JOLLA                      $977,137.32   48.35   1-Dec-08   11.250   N                1CM    0.375      0.017
9441171   SAN FRANCISCO                 $648,702.60   50.19   1-Dec-08   11.000   N                1CM    0.375      0.017
9441206   LOS ANGELES                   $439,182.77   67.69   1-Dec-08   11.375   N                1CM    0.375      0.017
9441551   DANVILLE                      $379,648.04   58.46   1-Jan-09   11.375   N                1CM    0.375      0.017
9442000   MORAGA                        $405,374.58   60.15   1-Jan-09   11.250   N                1CM    0.375      0.017
9442245   RIDGEFIELD                    $497,504.23   50.82   1-Jan-09   11.000   N                1CM    0.375      0.017
9442295   LAKE OSWEGO                   $436,148.35   67.23   1-Dec-08   11.125   N                1CM    0.375      0.017
9442419   CARMEL VALLEY                 $623,866.92   45.72   39783.00   11.500   N                1CM    0.375      0.017
9442865   BELLEVUE                      $598,858.41   27.91   39783.00   11.250   N                1CM    0.375      0.017
9443481   LAGUNA NIGUEL                 $998,230.57   36.43   39783.00   11.625   N                1CM    0.375      0.017
9444078   REDONDO BEACH                 $377,331.14   79.58   39783.00   11.625   N                1CM    0.375      0.017
9444178   LOS ANGELES                   $410,204.44   69.66   39783.00   11.625   N                1CM    0.375      0.017
9445018   LAKE OSWEGO                   $638,693.41   55.59   39814.00   11.250   N                1CM    0.375      0.017
9445079   FOLSOM                        $344,389.54   60.53   39783.00   11.625   N                1CM    0.375      0.017
9445461   SAN RAMON                     $314,442.63   70.00   39783.00   11.625   N                1CM    0.375      0.017
9446075   LOS ANGELES                   $648,733.25   67.36   39783.00   11.125   N                1CM    0.375      0.017
9446135   LOS ANGELES                   $297,415.37   65.43   39783.00   11.750   N                1CM    0.375      0.017
9447289   BEVERLY                       $332,500.00   66.60   39753.00   10.625   N                1CM    0.375      0.017
9447577   ATLANTA                       $999,330.18   43.48   39753.00   11.500   N                1CM    0.375      0.017
9448535   EDINA                         $372,505.94   75.00   39753.00   11.625   N                1CM    0.375      0.017
9449052   FT. WORTH                     $361,385.60   79.99   39753.00   11.625   N                1CM    0.375      0.017
9449733   DARIEN                        $358,000.00   73.81   39753.00   11.250   N                1CM    0.375      0.017
9449777   SHOREWOOD                     $498,636.62   75.76   39753.00   11.500   N                1CM    0.375      0.017
9450813   CAMARILLO                     $352,488.51   75.21   39753.00   11.250   N                1CM    0.375      0.017
9450835   GIG HARBOR                    $540,509.82   63.76   39753.00   11.500   N                1CM    0.375      0.017
9451666   HOPKINTON                     $443,880.18   61.37   39753.00   11.250   N                1CM    0.375      0.017
9451768   DUNSTABLE                     $374,001.94   74.26   39753.00   11.625   N                1CM    0.375      0.017
9452456   MALVERN                       $430,672.20   80.00   39753.00   10.875   N                1CM    0.375      0.017
9453706   AGOURA HILLS                  $463,762.40   79.49   39753.00   11.625   N                1CM    0.375      0.017
9454044   EVANSTON                      $558,473.01   70.00   39753.00   11.500   N                1CM    0.375      0.017
9454419   MEDICINE LAKE                 $436,000.00   57.37   39753.00   11.000   N                1CM    0.375      0.017
9455787   WALNUT CREEK                  $411,117.04   61.04   39783.00   10.625   N                1CM    0.375      0.017
9456908   METUCHEN                      $439,100.60   73.33   39783.00   10.875   N                1CM    0.375      0.017
9457356   TWO HARBORS                   $358,994.39   80.00   39753.00   11.375   N                1CM    0.375      0.017
9457926   EAGAN                         $692,963.16   62.61   39753.00   11.125   N                1CM    0.375      0.017
9459016   THOUSAND OAKS                 $606,344.16   75.00   39783.00   11.250   N                1CM    0.375      0.017
9463049   FRISCO                        $345,384.80   80.00   39753.00   11.125   N                1CM    0.375      0.017
9463415   NORTH OAKS                    $310,000.00   78.48   39783.00   11.500   N                1CM    0.375      0.017
9463441   EXCELSIOR                     $327,168.57   34.53   39753.00   11.875   N                1CM    0.375      0.017
9464071   CHICAGO                       $363,351.86   79.13   39783.00   11.625   N                1CM    0.375      0.017
9464104   WASHINGTON                    $370,690.77   80.00   39753.00   11.625   N                1CM    0.375      0.017
9464754   SANTA MONICA                  $309,438.00   49.60   39783.00   11.500   N                1CM    0.375      0.017
9464991   ATLANTA                       $495,060.08   80.00   39783.00   11.750   N                1CM    0.375      0.017
9466003   LOS ANGELES                   $598,183.45   74.06   39753.00   11.250   N                1CM    0.375      0.017
9466323   SCOTTSDALE                    $396,000.00   61.40   39783.00   11.750   N                1CM    0.375      0.017
9467904   ATLANTA                       $706,100.00   44.13   39753.00   11.250   N                1CM    0.375      0.017
9468248   EDEN PRAIRIE                  $598,283.18   51.50   39753.00   11.250   N                1CM    0.375      0.017
9468588   MCLEAN                        $997,273.25   66.21   39753.00   11.500   N                1CM    0.375      0.017
9469725   ROCKVILLE                     $447,792.72   80.00   39783.00   11.500   N                1CM    0.375      0.017
9472265   SIOUX                         $469,324.09   80.00   39753.00   11.000   N                1CM    0.375      0.017
9472884   WASHINGTON                    $459,166.06   80.00   39783.00   11.500   N                1CM    0.375      0.017
9477430   SAFETY HARBOUR                $791,527.14   56.64   39783.00   11.375   N                1CM    0.375      0.017
9478254   ATLANTA                       $619,370.00   80.00   39783.00   11.250   N                1CM    0.375      0.017
9478638   VIENNA                        $527,541.87   64.85   39783.00   11.500   N                1CM    0.375      0.017
9482903   DENVER                        $500,000.00   66.67   39783.00   11.625   N                1CM    0.375      0.017
9482948   COLLIERVILLE                  $318,594.15   80.00   39753.00   10.750   N                1CM    0.375      0.017
9483182   PARK RIDGE                    $439,240.21   80.00   39783.00   11.750   N                1CM    0.375      0.017
9484806   WEST DES MOINES               $598,306.04   68.57   39753.00   11.500   N                1CM    0.375      0.017
9486062   CAMARILLO                     $338,979.51   72.34   39753.00   11.000   N                1CM    0.375      0.017
9488844   SHOREWOOD                     $413,941.73   70.00   39783.00   11.125   N                1CM    0.375      0.017
9495030   CHADDS FORD                   $998,097.38   52.63   39783.00   11.250   N                1CM    0.375      0.017
9496397   CHEVY CHASE                   $374,999.18   57.69   39783.00   11.625   N                1CM    0.375      0.017
9498670   SIOUX FALLS                   $523,533.46   74.99   39753.00   11.375   N                1CM    0.375      0.017
9499742   NEWPORT COAST                 $295,000.00   54.13   39753.00   11.500   N                1CM    0.375      0.017
9501006   LITTLETON                     $366,517.99   80.00   39783.00   11.375   N                1CM    0.375      0.017
9504829   SAN DIEGO                     $304,460.32   59.80   39783.00   11.625   N                1CM    0.375      0.017
9511361   MARGATE                       $405,780.78   45.22   39783.00   11.375   N                1CM    0.375      0.017
9512965   FALLBROOK                     $524,525.39   70.00   39814.00   11.500   N                1CM    0.375      0.017
9513696   BOULDER                       $459,103.53   23.00   39783.00   11.125   N                1CM    0.375      0.017
9514293   WOODBURY                      $384,302.03   67.54   39783.00   11.500   N                1CM    0.375      0.017
9514328   AVON                          $795,346.97   44.27   39783.00   11.125   N                1CM    0.375      0.017
9516225   CHICAGO                       $584,000.00   80.00   39783.00   11.625   N                1CM    0.375      0.017
9520142   VADNAIS HEIGHTS               $335,076.50   67.01   39783.00   11.375   N                1CM    0.375      0.017
9521100   BRASELTON                     $600,000.00   57.14   39783.00   11.125   N                1CM    0.375      0.017
9521926   SANTA FE                      $584,219.48   63.30   39783.00   11.625   N                1CM    0.375      0.017
9527251   CASTLE ROCK                   $548,793.22   62.86   39783.00   10.500   N                1CM    0.375      0.017
9529127   ATLANTA                       $377,626.51   79.50   39783.00   10.875   N                1CM    0.375      0.017
9529515   JACKSON                       $253,000.00   55.00   39814.00   11.250   N                1CM    0.375      0.017
9534805   PLANO                         $692,375.04   75.00   39783.00   11.125   N                1CM    0.375      0.017
9538246   COLBERT                       $355,306.22   80.00   39783.00   11.125   N                1CM    0.375      0.017
9538515   EDINA                         $472,342.12   67.60   39783.00   11.500   N                1CM    0.375      0.017
9546489   DANVILLE                      $366,673.36   43.14   39783.00   11.250   N                1CM    0.375      0.017
9546704   SAN DIEGO                     $398,233.74   52.71   39783.00   11.250   N                1CM    0.375      0.017
9548569   DESTIN                        $339,000.00   75.00   39753.00   11.375   N                1CM    0.375      0.017
9552244   MILL VALLEY                   $466,289.50   80.00   39783.00   11.125   N                1CM    0.375      0.017
9553729   ARLINGTON                     $626,805.16   80.00   39783.00   11.250   N                1CM    0.375      0.017
9555631   WASHINGTON                    $394,192.59   71.95   39783.00   10.875   N                1CM    0.375      0.017
9556179   SHOREWOOD                     $383,286.79   77.58   39783.00   11.375   N                1CM    0.375      0.017
9563508   DUBLIN                        $606,757.20   80.00   39783.00   10.875   N                1CM    0.375      0.017
9591636   WAYZATA                       $320,333.72   45.86   39783.00   11.000   N                1CM    0.375      0.017
9608555   SHEPHERDSTOWN                 $474,359.17   80.00   39783.00   11.625   N                1CM    0.375      0.017
9633247   ORONO                         $399,220.45   28.83   39783.00   11.125   N                1CM    0.375      0.017
9866977   SAN DIEGO                     $531,058.65   70.46   39783.00   11.625   N                1CM    0.375      0.017
9866984   PALO ALTO                     $304,717.50   34.86   39814.00   11.375   N                1CM    0.375      0.017
9867044   MENLO PARK                    $742,344.46   76.99   39814.00   11.625   N                1CM    0.375      0.017
9867163   HILLSBOROUGH                  $634,411.86   34.32   39814.00   11.375   N                1CM    0.375      0.017
9867177   MENLO PARK                    $792,982.48   62.50   39814.00   11.500   N                1CM    0.375      0.017
9867330   GREAT FALLS                   $399,601.79   57.14   39814.00   11.000   N                1CM    0.375      0.017
9867332   BELMONT                       $349,640.74   60.34   39814.00   11.375   N                1CM    0.375      0.017
9867409   LOS ALTOS                     $799,259.04   42.33   39814.00   11.375   N                1CM    0.375      0.017
9867430   SAN FRANCISCO                 $314,215.68   62.90   39814.00   11.500   N                1CM    0.375      0.017
9867503   OAKLAND                       $402,635.68   79.02   39814.00   11.500   N                1CM    0.375      0.017
9867580   SAN DIEGO                     $610,364.25   67.94   39783.00   11.375   N                1CM    0.375      0.017
9867612   CALABASAS                     $649,412.38   63.41   39814.00   11.500   N                1CM    0.375      0.017
9867661   CYPRESS                       $315,714.33   56.43   39814.00   11.500   N                1CM    0.375      0.017
9867693   WELLESLEY                     $609,392.74   50.83   39814.00   11.000   N                1CM    0.375      0.017
9867762   ROSWELL                       $349,100.00   79.50   39845.00   11.000   N                1CM    0.375      0.017
9867891   NEWTON                        $499,329.47   66.67   39814.00   11.000   N                1CM    0.375      0.017
9867900   LEESBURG                      $461,572.10   62.94   39814.00   11.375   N                1CM    0.375      0.017
9867982   LOS ANGELES                   $936,652.49   75.00   39814.00   11.500   N                1CM    0.375      0.017
9868310   SAN MATEO                     $542,497.07   79.27   39814.00   11.375   N                1CM    0.375      0.017
9868331   LOS ANGELES                   $750,304.42   56.68   39814.00   11.375   N                1CM    0.375      0.017
9868387   LOS ALAMITOS                  $572,469.28   67.41   39814.00   11.375   N                1CM    0.375      0.017
9868406   CALABASAS                     $649,412.38   61.32   39814.00   11.500   N                1CM    0.375      0.017
9868430   LA ENCINO AREA                $613,458.28   59.90   39814.00   11.625   N                1CM    0.375      0.017
9868459   LA BEVERLY HILLS ARE          $546,505.50   64.35   39814.00   11.500   N                1CM    0.375      0.017
9868479   HIDDEN HILLS                  $936,652.49   67.93   39814.00   11.500   N                1CM    0.375      0.017
9868543   SANTA MONICA                  $602,441.50   41.59   39814.00   11.375   N                1CM    0.375      0.017
9868587   LOS ANGELES                   $302,719.36   71.29   39814.00   11.375   N                1CM    0.375      0.017
9868590   SAN JOSE                      $429,181.86   57.33   39783.00   11.250   N                1CM    0.375      0.017
9868639   SAN FRANCISCO                 $649,453.92   69.67   39814.00   11.875   N                1CM    0.375      0.017
9868688   DALLAS                        $467,151.55   56.73   39783.00   11.500   N                1CM    0.375      0.017
9868709   MENLO PARK                    $541,510.02   27.79   39814.00   11.500   N                1CM    0.375      0.017
9868860   SARATOGA                      $449,621.95   42.45   39814.00   11.875   N                1CM    0.375      0.017
9868888   EMERALD HILLS                 $999,095.98   66.67   39814.00   11.500   N                1CM    0.375      0.017
9868904   LANDENBERG                    $349,567.71   52.08   39814.00   10.375   N                1CM    0.375      0.017
9869182   SAN CLEMENTE                  $459,584.15   58.97   39814.00   11.500   N                1CM    0.375      0.017
9869203   LOS ANGELES                   $549,095.69   55.00   39783.00   12.000   N                1CM    0.375      0.017
9869209   SAN FRANCISCO                 $500,000.00   74.63   39814.00   11.625   N                1CM    0.375      0.017
9869432   LAGUNA BEACH                  $478,556.35   36.85   39814.00   11.375   N                1CM    0.375      0.017
9869535   SUNNYVALE                     $309,326.84   80.00   39814.00   11.625   N                1CM    0.375      0.017
9869775   SAN JOSE                      $399,274.82   80.00   39783.00   11.500   N                1CM    0.375      0.017
9869798   WASHINGTON                    $961,296.03   35.67   39783.00   11.625   N                1CM    0.375      0.017
9869840   LOS ALTOS                     $992,102.31   73.56   39814.00   11.500   N                1CM    0.375      0.017
9869841   SAN JOSE                      $614,444.03   79.88   39814.00   11.500   N                1CM    0.375      0.017
9869877   SAN JOSE                      $379,648.04   31.67   39814.00   11.375   N                1CM    0.375      0.017
9869935   OAKLAND                       $349,667.90   48.28   39814.00   11.250   N                1CM    0.375      0.017
9870063   FREMONT                       $488,700.00   64.73   39814.00   11.375   N                1CM    0.375      0.017
9870093   PALO ALTO                     $499,547.99   50.00   39814.00   11.500   N                1CM    0.375      0.017
9870096   SAN FRANCISCO                 $450,592.29   69.92   39814.00   11.500   N                1CM    0.375      0.017
9870283   SANTA CRUZ                    $504,543.47   63.13   39814.00   11.500   N                1CM    0.375      0.017
9870323   SAN DIEGO                     $422,682.32   69.99   39783.00   11.500   N                1CM    0.375      0.017
9870400   CARMEL                        $475,000.00   47.50   39814.00   11.625   N                1CM    0.375      0.017
9870416   PORTOLA VALLEY                $649,397.97   59.09   39814.00   11.375   N                1CM    0.375      0.017
9870423   SARATOGA                      $846,215.34   58.46   39814.00   11.500   N                1CM    0.375      0.017
9870438   LADUE                         $330,678.28   66.20   39814.00   11.125   N                1CM    0.375      0.017
9870489   SAN MATEO                     $324,913.07   60.79   39814.00   11.625   N                1CM    0.375      0.017
9870500   CARLSBAD                      $399,638.39   59.70   39814.00   11.500   N                1CM    0.375      0.017
9871110   SAN JUAN CAPISTRANO           $842,219.21   56.20   39814.00   11.375   N                1CM    0.375      0.017
9871247   MORAGA                        $385,459.62   68.89   39814.00   11.625   N                1CM    0.375      0.017
9871284   LOS ALTOS                     $879,204.47   58.67   39814.00   11.500   N                1CM    0.375      0.017
9871379   OAKLAND                       $475,000.00   79.17   39814.00   11.500   N                1CM    0.375      0.017
9871552   LOS ALTOS HILLS               $650,000.00   22.03   39814.00   11.500   N                1CM    0.375      0.017
9871578   MOUNTAIN VIEW                 $579,488.27   73.14   39814.00   11.625   N                1CM    0.375      0.017
9871657   PALO ALTO                     $639,407.23   67.37   39814.00   11.375   N                1CM    0.375      0.017
9871861   GILROY                        $264,766.19   64.63   39814.00   11.625   N                1CM    0.375      0.017
9871970   COPPELL                       $308,078.01   80.00   39814.00   10.750   N                1CM    0.375      0.017
9872386   SAN MATEO                     $649,383.25   49.24   39814.00   11.250   N                1CM    0.375      0.017
9872512   LOS ANGELES                   $749,288.37   64.66   39814.00   11.250   N                1CM    0.375      0.017
9872537   CALABASAS                     $529,520.86   66.67   39814.00   11.500   N                1CM    0.375      0.017
9872552   ENCINO                        $731,338.26   80.00   39814.00   11.500   N                1CM    0.375      0.017
9872701   LOS ANGELES                   $539,499.85   66.26   39814.00   11.375   N                1CM    0.375      0.017
9872821   LOS ANGELES                   $345,679.54   55.36   39814.00   11.375   N                1CM    0.375      0.017
9872889   BURLINGAME                    $619,439.50   80.00   39814.00   11.500   N                1CM    0.375      0.017
9873549   HILLSBOROUGH                  $999,219.90   74.07   39814.00   12.250   N                1CM    0.375      0.017
9873575   REDONDO BEACH                 $351,725.40   74.58   39814.00   12.250   N                1CM    0.375      0.017
9873633   ENGLEWOOD                     $499,093.55   38.46   39783.00   11.500   N                1CM    0.375      0.017
9873713   SAN JOSE                      $338,686.02   52.15   39814.00   11.375   N                1CM    0.375      0.017
9873877   GLENDALE                      $383,700.44   89.30   39814.00   12.250   N         12     1CM    0.375      0.017
9873928   NEWBURY PARK                  $582,446.82   67.79   39814.00   11.250   N                1CM    0.375      0.017
9874146   MENLO PARK                    $650,000.00   65.00   39814.00   11.625   N                1CM    0.375      0.017
9874288   SAN RAMON                     $423,625.91   80.00   39814.00   11.625   N                1CM    0.375      0.017
9874315   AMHERST                       $487,536.97   80.00   39814.00   11.250   N                1CM    0.375      0.017
9874443   GILROY                        $343,703.82   79.08   39814.00   11.750   N                1CM    0.375      0.017
9874493   SARATOGA                      $479,076.94   54.37   39814.00   11.625   N                1CM    0.375      0.017
9874501   LOS ALTOS                     $449,562.63   38.63   39814.00   11.125   N                1CM    0.375      0.017
9874600   NORFOLK                       $404,651.30   60.00   39814.00   11.750   N                1CM    0.375      0.017
9874820   HOUSTON                       $453,000.00   45.30   39814.00   11.500   N                1CM    0.375      0.017
9874926   BURLINGAME                    $399,647.08   73.39   39814.00   11.625   N                1CM    0.375      0.017
9874930   SAN ANTONIO                   $374,896.74   76.70   39783.00   11.375   N                1CM    0.375      0.017
9874937   FOSTER CITY                   $487,590.01   80.00   39814.00   11.875   N                1CM    0.375      0.017
9875012   SAN FRANCISCO                 $999,073.80   57.14   39814.00   11.375   N                1CM    0.375      0.017
9875021   PLEASANTON                    $387,008.25   46.11   39814.00   11.625   N                1CM    0.375      0.017
9875085   STUDIO CITY                   $680,798.82   59.25   39814.00   11.625   N                1CM    0.375      0.017
9875092   ATLANTA                       $351,160.53   61.81   39783.00   11.625   N                1CM    0.375      0.017
9875207   OKLAHOMA CITY                 $417,640.10   69.67   39814.00   11.750   N                1CM    0.375      0.017
9875211   BURLINGAME                    $570,531.95   79.86   39814.00   12.000   N                1CM    0.375      0.017
9875749   ROCKVILLE                     $489,523.74   54.14   39814.00   11.125   N                1CM    0.375      0.017
9875754   ATLANTA                       $471,541.24   65.10   39814.00   11.125   N                1CM    0.375      0.017
9875801   MORGANVILLE                   $399,238.95   62.59   39783.00   11.250   N                1CM    0.375      0.017
9876418   SYOSSET                       $356,733.83   79.44   39783.00   10.625   N                1CM    0.375      0.017
9876535   BURLINGAME                    $575,504.07   80.00   39814.00   11.750   N                1CM    0.375      0.017
9876615   NAPERVILLE                    $469,575.11   78.33   39814.00   11.500   N                1CM    0.375      0.017
9876630   WARREN                        $814,245.15   58.21   39814.00   11.375   N                1CM    0.375      0.017
9876633   GREENBRAE                     $349,349.95   36.84   39783.00   11.375   N                1CM    0.375      0.017
9876687   GRANITE BAY                   $507,540.76   64.30   39814.00   11.500   N                1CM    0.375      0.017
9876760   PALO ALTO                     $649,368.24   69.52   39814.00   11.125   N                1CM    0.375      0.017
9876790   SANTA ANA                     $497,061.06   78.35   39814.00   11.625   N                1CM    0.375      0.017
9876868   HALF MOON BAY                 $493,064.59   70.00   39814.00   11.625   N                1CM    0.375      0.017
9876988   BARRINGTON                    $548,026.82   75.65   39783.00   11.625   N                1CM    0.375      0.017
9877117   PLEASANTON                    $313,736.20   61.57   39814.00   11.875   N                1CM    0.375      0.017
9877203   MENLO PARK                    $365,177.52   35.66   39814.00   11.625   N                1CM    0.375      0.017
9877426   SARASOTA                      $377,682.43   70.00   39814.00   11.875   N                1CM    0.375      0.017
9877475   PRAIRIE VILLAGE               $377,166.94   73.30   39814.00   11.625   N                1CM    0.375      0.017
9877791   SOUTH GRAFTON                 $314,285.74   79.99   39814.00   11.875   N                1CM    0.375      0.017
9877869   FREMONT                       $369,657.31   67.27   39814.00   11.375   N                1CM    0.375      0.017
9878177   NAPLES                        $426,613.98   70.00   39814.00   11.500   N                1CM    0.375      0.017
9878320   EAST PALO ALTO                $309,705.85   77.50   39814.00   11.250   N                1CM    0.375      0.017
9878745   ENCINO                        $649,412.38   67.71   39814.00   11.500   N                1CM    0.375      0.017
9879049   BROOKLYN                      $334,918.39   80.00   39814.00   11.875   N                1CM    0.375      0.017
9879152   PLEASANTON                    $316,746.50   39.63   39814.00   12.125   N                1CM    0.375      0.017
9879295   SANTA CLARITA                 $645,600.00   70.00   39814.00   11.750   N                1CM    0.375      0.017
9879637   ALEXANDRIA                    $585,000.00   73.13   39783.00   11.500   N                1CM    0.375      0.017
9879689   EDGARTOWN                     $159,872.05   66.67   39814.00   12.125   N                1CM    0.375      0.017
9880075   REDONDO BEACH                 $373,236.88   80.00   39814.00   11.125   N                1CM    0.375      0.017
9880187   LAGUNA HILLS                  $570,000.00   35.63   39814.00   11.625   N                1CM    0.375      0.017
9880309   SAN FRANCISCO                 $649,440.36   61.90   39814.00   11.750   N                1CM    0.375      0.017
9880332   EDMOND                        $998,905.99   52.63   39814.00   10.750   N                1CM    0.375      0.017
9880351   SAN DIEGO                     $549,526.46   67.48   39814.00   11.750   N                1CM    0.375      0.017
9880753   WALNUT CREEK                  $462,419.47   80.00   39783.00   11.875   N                1CM    0.375      0.017
9880790   TELFORD                       $192,653.59   80.00   39783.00   10.875   N                1CM    0.375      0.017
9881221   PLEASANTON                    $376,690.97   54.64   39814.00   12.000   N                1CM    0.375      0.017
9881267   ENCINITAS                     $668,451.62   63.71   39814.00   12.000   N                1CM    0.375      0.017
9881298   FAIRVIEW                      $534,550.53   53.50   39814.00   11.875   N                1CM    0.375      0.017
9881558   PRINCETON                     $649,337.29   46.43   39814.00   10.875   N                1CM    0.375      0.017
9881563   MOUNTAIN VIEW                 $379,173.26   60.24   39814.00   11.750   N                1CM    0.375      0.017
9881607   DALLAS                        $795,614.40   63.70   39814.00   11.750   N                1CM    0.375      0.017
9881712   NEWPORT BEACH                 $634,397.48   66.84   39814.00   11.250   N                1CM    0.375      0.017
9881921   PALO ALTO                     $372,678.85   50.41   39814.00   11.750   N                1CM    0.375      0.017
9881944   BOSTON                        $794,332.10   63.60   39814.00   11.875   N                1CM    0.375      0.017
9882125   LA JOLLA                      $750,000.00   53.96   39814.00   12.000   N                1CM    0.375      0.017
9882749   DALY CITY                     $389,688.12   88.64   39814.00   12.125   N         12     1CM    0.375      0.017
9883016   SAN FRANCISCO                 $367,394.95   80.00   39783.00   12.000   N                1CM    0.375      0.017
9883037   L.A.  ENCINO AREA             $713,385.25   64.91   39814.00   11.750   N                1CM    0.375      0.017
9883086   PALO ALTO                     $799,327.89   52.36   39814.00   11.875   N                1CM    0.375      0.017
9883154   WOODSIDE                      $650,000.00   75.14   39814.00   12.250   N                1CM    0.375      0.017
9883191   TARZANA                       $479,406.70   56.45   39814.00   12.000   N                1CM    0.375      0.017
9884054   LOS ANGELES                   $319,724.48   68.82   39814.00   11.750   N                1CM    0.375      0.017
9884101   MANHATTAN BEACH               $535,400.97   55.01   39783.00   11.625   N                1CM    0.375      0.017
9884275   SARASOTA                      $649,440.36   54.17   39814.00   11.750   N                1CM    0.375      0.017
9884916   ANNAPOLIS                     $511,000.00   70.00   39783.00   11.250   N                1CM    0.375      0.017
9885029   ENCINO                        $733,849.79   63.91   39783.00   12.250   N                1CM    0.375      0.017
9885290   LAKE OSWEGO                   $461,141.92   51.33   39783.00   11.375   N                1CM    0.375      0.017
9885547   LA HONDA                      $460,000.00   80.00   39814.00   12.125   N                1CM    0.375      0.017
9885680   ARLINGTON                     $370,872.49   80.00   39814.00   11.625   N                1CM    0.375      0.017
9886736   GREAT FALLS                   $686,722.58   57.28   39814.00   11.875   N                1CM    0.375      0.017
9887242   SAN DIEGO                     $332,234.10   70.00   39814.00   12.125   N                1CM    0.375      0.017
9887359   ORLANDO                       $600,000.00   65.57   39845.00   11.875   N                1CM    0.375      0.017
9887579   NORTH MIAMI BEACH             $423,236.62   90.00   39783.00   12.250   N         24     1CM    0.375      0.017
9887993   LOS ANGELES                   $544,507.30   49.55   39814.00   11.500   N                1CM    0.375      0.017
9888392   GREAT FALLS                   $484,582.42   66.90   39814.00   11.750   N                1CM    0.375      0.017
9888643   CLAYTON                       $421,237.01   80.00   39814.00   11.750   N                1CM    0.375      0.017
9888812   SAN CARLOS                    $467,597.06   54.17   39814.00   11.750   N                1CM    0.375      0.017
9889312   BOONTON TOWNSHIP              $455,723.40   78.93   39753.00   11.375   N                1CM    0.375      0.017
9889431   MILPITAS                      $314,728.79   59.43   39814.00   11.750   N                1CM    0.375      0.017
9890967   STAMFORD                      $337,463.71   80.00   39814.00   11.000   N                1CM    0.375      0.017
9891204   SOQUEL                        $874,246.64   70.00   39814.00   11.750   N                1CM    0.375      0.017
9891247   VENTURA                       $349,698.65   94.59   39814.00   11.750   N         13     1CM    0.375      0.017
9891559   GOLETA                        $384,660.32   59.23   39814.00   11.625   N                1CM    0.375      0.017
9892110   BRENTWOOD                     $360,903.00   80.00   39814.00   12.000   N                1CM    0.375      0.017
9892778   LOS ALTOS                     $649,480.20   60.75   39814.00   12.125   N                1CM    0.375      0.017
9892897   OAKTON                        $339,368.51   62.27   39783.00   11.375   N                1CM    0.375      0.017
9893241   SAN JOSE                      $509,550.03   68.46   39814.00   11.625   N                1CM    0.375      0.017
9893829   SOQUEL                        $999,180.30   62.50   39814.00   12.000   N                1CM    0.375      0.017
9893884   ALISO VIEJO                   $497,271.48   70.00   39814.00   11.750   N                1CM    0.375      0.017
9893958   DEL MAR                       $380,000.00   65.52   39814.00   12.125   N                1CM    0.375      0.017
9894712   SAN JOSE                      $349,713.11   63.64   39814.00   12.000   N                1CM    0.375      0.017
9894948   SANTA BARBARA                 $510,250.00   65.00   39814.00   11.625   N                1CM    0.375      0.017
9895329   SAN JOSE                      $385,933.38   75.00   39814.00   12.000   N                1CM    0.375      0.017
9895462   GLENDALE                      $349,675.83   66.67   39814.00   11.375   N                1CM    0.375      0.017
9897075   DANVILLE                      $599,470.63   65.86   39814.00   11.625   N                1CM    0.375      0.017
9897099   NEWPORT COAST                 $799,167.03   76.19   39814.00   11.000   N                1CM    0.375      0.017
9897113   WELLESLEY                     $399,672.12   50.00   39814.00   12.000   N                1CM    0.375      0.017
9897158   SAN FRANCISCO                 $463,628.94   79.32   39814.00   12.125   N                1CM    0.375      0.017
9897511   PALO ALTO                     $999,159.88   67.80   39814.00   11.875   N                1CM    0.375      0.017
9898259   LA HONDA                      $353,702.60   72.24   39814.00   11.875   N                1CM    0.375      0.017
9898788   THOUSAND OAKS                 $477,000.00   80.00   39814.00   11.250   N                1CM    0.375      0.017
9899613   UNIVERSITY PARK               $493,531.28   80.00   39814.00   11.250   N                1CM    0.375      0.017
9899868   WALNUT CREEK                  $433,042.60   75.00   39814.00   11.625   N                1CM    0.375      0.017
9900096   PALO ALTO                     $401,653.88   50.25   39814.00   11.750   N                1CM    0.375      0.017
9900652   HALF MOON BAY                 $450,000.00   65.69   39814.00   11.750   N                1CM    0.375      0.017
9900947   FOSTER CITY                   $443,626.98   80.00   39814.00   11.875   N                1CM    0.375      0.017
9900959   PLEASANTON                    $354,701.75   70.30   39814.00   11.875   N                1CM    0.375      0.017
9901756   SARASOTA                      $317,500.00   67.55   39814.00   11.750   N                1CM    0.375      0.017
9901990   LOS ANGELES                   $999,180.30   74.63   39814.00   12.000   N                1CM    0.375      0.017
9902531   EASTON                        $436,564.96   42.02   39814.00   11.000   N                1CM    0.375      0.017
9902570   THOUSAND OAKS                 $395,133.68   78.32   39814.00   11.375   N                1CM    0.375      0.017
9902845   MARATHON-DUCK KEY             $383,661.20   56.89   39814.00   11.625   N                1CM    0.375      0.017
9903102   ALEXANDRIA                    $500,000.00   73.31   39845.00   11.500   N                1CM    0.375      0.017
9903291   PETALUMA                      $299,747.96   63.16   39814.00   11.875   N                1CM    0.375      0.017
9903474   SAN JOSE                      $384,676.55   67.54   39814.00   11.875   N                1CM    0.375      0.017
9903637   MORGAN HILL                   $325,719.32   60.37   39814.00   11.750   N                1CM    0.375      0.017
9903946   SUNNYVALE                     $605,915.07   80.00   39814.00   12.125   N                1CM    0.375      0.017
9904224   BURLINGAME                    $512,868.76   57.67   39814.00   11.875   N                1CM    0.375      0.017
9904446   SEATTLE                       $331,198.46   79.00   39783.00   11.500   N                1CM    0.375      0.017
9905597   REDWOOD CITY                  $743,374.94   50.61   39814.00   11.875   N                1CM    0.375      0.017
9906473   SAN DIEGO                     $450,572.07   69.92   39814.00   11.250   N                1CM    0.375      0.017
9907044   MENLO PARK                    $544,000.00   80.00   39845.00   11.375   N                1CM    0.375      0.017
9908031   SAN JOSE                      $360,000.00   90.00   39845.00   12.250   N         12     1CM    0.375      0.017
9908236   ENGLEWOOD                     $488,589.18   55.89   39814.00   11.875   N                1CM    0.375      0.017
9908328   DANVILLE                      $421,145.88   75.00   39814.00   11.875   N                1CM    0.375      0.017
9909543   LOS ANGELES                   $517,000.00   68.03   39814.00   12.250   N                1CM    0.375      0.017
9911030   DAVIS                         $390,687.32   66.27   39814.00   12.125   N                1CM    0.375      0.017
9911628   EL DORADO HILLS               $500,000.00   78.13   39845.00   12.000   N                1CM    0.375      0.017
9912376   SEATTLE                       $409,655.55   44.09   39814.00   11.875   N                1CM    0.375      0.017
9915252   SAN FRANCISCO                 $686,000.00   70.00   39814.00   12.125   N                1CM    0.375      0.017

                                    $641,859,123.33

                                    EXHIBIT G

                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)

Loan Information
----------------

Name of Mortgagor:                       ______________________________________

Servicer
Loan No.:                                ______________________________________

Custodian/Trustee
-----------------

      Name:                              ______________________________________


      Address:                           ______________________________________

      Custodian/Trustee
      Mortgage File No.:                 ______________________________________

Seller
------

      Name:                              ______________________________________


      Address:                           ______________________________________

      Certificates:                        Mortgage Pass-Through Certificates,
                                           Series 2002-A

            The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 2002-A, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of February 27, 2002 (the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Master Servicer.

      ( ) Promissory Note dated ______________, 20__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

      ( )    Mortgage recorded on _____________________ as instrument no.
            ______________ in the County Recorder's Office of the County of
            ____________________, State of _______________________ in
            book/reel/docket ____________________ of official records at page/image ____________.

      ( )   Deed of Trust recorded on ____________________ as instrument no.
            _________________ in the County Recorder's Office of the County of
            ___________________, State of _________________ in book/reel/docket
            ____________________ of official records at page/image ____________.

      ( )   Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
            ______________________________ as instrument no. ______________ in the County Recorder's Office of the County of ______________________, State of _____________________ in
            book/reel/docket ____________________ of official records at page/image ____________.

      ( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

            ( )   _____________________________________________

            ( )   _____________________________________________

            ( )   _____________________________________________

            ( )   _____________________________________________

            The undersigned Master Servicer hereby acknowledges and agrees as follows:

                  (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                       WELLS FARGO BANK MINNESOTA, NATIONAL
                                          ASSOCIATION

                                       By: ________________________________



                                       Title: _____________________________

Date: ________________, 20__

                                    EXHIBIT H

                                                  AFFIDAVIT PURSUANT TO SECTION
                                                  860E(e)(4) OF THE INTERNAL
                                                  REVENUE CODE OF 1986, AS
                                                  AMENDED, AND FOR NON-ERISA
                                                  INVESTORS

STATE OF                )
                        )  ss.:
COUNTY OF               )


            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ________ ] [United States], on behalf of which he makes this affidavit.

            2. That  the  Purchaser's   Taxpayer   Identification   Number  is
[             ].

            3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-A, Class A-R Certificate (the "Class A-R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

            4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class A-R Certificate as they become due.

            5. That the Purchaser understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated by the Class A-R Certificate.

            6. That the Purchaser will not transfer the Class A-R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

            7. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

            9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the REMIC pursuant to
Section 8.14 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

            IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of ___________ , 20 __.

                                        [Name of Purchaser]



                                       By:__________________________
                                          [Name of Officer]


                                          [Title of Officer]

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

            Subscribed and sworn before me this __ day of           , 20 __.

_____________________________
NOTARY PUBLIC

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 20__.

                                    EXHIBIT I

                [Letter from Transferor of Class A-R Certificate]

                                     [Date]

First Union National Bank
401 South Tryon Street
Charlotte, North Carolina 28288

Re:   Wells Fargo Asset Securities Corporation,
      Series 2002-A, Class A-R
      -----------------------------------------

Ladies and Gentlemen:

            [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                       Very truly yours,


                                       [Transferor]


                                       ______________________

                                    EXHIBIT J

                    WELLS FARGO ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-A
                       CLASS [B-4][B-5][B-6] CERTIFICATES

                               TRANSFEREE'S LETTER

                                                     _________________ __, ____

First Union National Bank
401 South Tryon Street
Charlotte, North Carolina 28288

Wells Fargo Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

            The undersigned (the "Purchaser") proposes to purchase Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-A, Class [B-4][B-5][B-6] Certificates (the "Class [B-4][B-5][B-6] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

            Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of February 27, 2002 (the "Pooling and Servicing Agreement") among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-A.

            Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trustee that:

            (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [B-4][B-5][B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

            (b) The Purchaser is acquiring the Class [B-4][B-5][B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

            [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [B-4][B-5][B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [B-4][B-5][B-6] Certificates and can afford a complete loss of such investment.]

            [(c)__The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

            (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated __________ __, 20__, relating to the Class [B-4][B-5][B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Seller concerning the Class [B-4][B-5][B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [B-4][B-5][B-6] Certificates that the Seller possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [B-4][B-5][B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [B-4][B-5][B-6] Certificates other than in connection with a subsequent sale of Class [B-4][B-5][B-6] Certificates.

            (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-4][B-5][B-6] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-4][B-5][B-6] Certificates are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar
Law).

            (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [B-4][B-5][B-6] Certificates is in compliance therewith.

            Section 3. Transfer of Class [B-4][B-5][B-6] Certificates.

            (a) The Purchaser understands that the Class [B-4][B-5][B-6] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [B-4][B-5][B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Seller, the Master Servicer nor the Trustee is under any obligation to register the Class [B-4][B-5][B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Seller and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or the Seller may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which the Seller or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (b) No transfer of a Class [B-4][B-5][B-6] Certificate shall be made unless the transferee provides the Seller and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

            (c) The Purchaser acknowledges that its Class [B-4][B-5][B-6] Certificates bear a legend setting forth the applicable restrictions on transfer.

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                       [PURCHASER]


                                       By: ______________________________


                                       Its: ______________________________

                                    EXHIBIT K

                                   [RESERVED]

                                    EXHIBIT L

                              SERVICING AGREEMENTS

               Wells Fargo Home Mortgage, Inc. Servicing Agreement

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT
                 -----------------------------------------------

            This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered int, between Wells Fargo Bank Minnesota, National Association (the "Company" and "Wells Fargo Bank") and _______________ (the "Purchaser").

                              PRELIMINARY STATEMENT

            ______________________ is the holder of the entire interest in Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-A, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of February 27, 2002 among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

            ______________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

            In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Collateral Fund: The fund established and maintained pursuant to
Section 3.01 hereof.

            Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least P-1 by Moody's Investors Service, Inc. ("Moody's") or at least A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by S&P or Aa2 by Moody's, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least A-1 by S&P or P-1 by Moody's or (z) the depository institution or trust company is one that is acceptable to either S&P or Moody's and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

            Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

            Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

            Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

            Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

            Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to
Section 2.02(g) and Section 2.03(d).

            Section 1.02. Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices. (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

            (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

            (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

            (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

            (c) In addition to the foregoing, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

            Section 2.02. Purchaser's Election to Delay Foreclosure Proceedings.

            (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

            (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

            (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

            (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

            (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

            (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

            Section 2.03. Purchaser's Election to Commence Foreclosure Proceedings.

            (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

            (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

            (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

Section 2.04.     Termination.

            (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

            (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                  ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

Section 3.01.     Collateral Fund.

            Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Wells Fargo Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-A. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section
2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

            Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

            Section 3.02. Collateral Fund Permitted Investments.

            The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

            All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

            Section 3.03. Grant of Security Interest.

            The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

            The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

            Section 3.04. Collateral Shortfalls.

            In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            Section 4.01. Amendment.

            This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

            Section 4.02. Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.03. Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 4.04. Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

            (a) in the case of the Company,
                  Wells Fargo Bank Minnesota, National Association 7485 New Horizon Way
                  Frederick, MD 21703

                  Attention:  Vice President, Master Servicing
                  Phone:  301-696-7800
                  Fax:  301-815-6365

            (b) in the case of the Purchaser,

                  _____________________________________

                  _____________________________________

                  _____________________________________

                  _____________________________________

                  Attention:___________________________

            Section 4.05. Severability of Provisions.

            If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 4.06. Successors and Assigns.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

            Section 4.07. Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 4.08. Confidentiality.

            The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

            Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

            Section 4.09. Indemnification.

            The Purchaser agrees to indemnify and hold harmless the Company, the Seller, and each Servicer and each person who controls the Company, the Seller, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Seller's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Seller, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Seller's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

            IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       Wells Fargo Bank Minnesota, National
                                          Association



                                       By:____________________________________
                                          Name:
                                          Title:



                                       By:____________________________________
                                          Name:
                                          Title:

                                   SCHEDULE I

                    Wells Fargo Asset Securities Corporation,
                Mortgage Pass-Through Certificates, Series 2002-A
                 Applicable Unscheduled Principal Receipt Period

                                      Full Unscheduled     Partial Unscheduled
Servicer                             Principal Receipts     Principal Receipts
--------------------------------     ------------------    -------------------

WFHM                                      Mid-Month             Mid-Month